Document and Entity Information Document	6 Months Ended
	Jun. 30, 2012	Sep. 30, 2012
Entity Information [Line Items]
Entity Registrant Name	ICAHN ENTERPRISES HOLDINGS L.P.
Entity Central Index Key	0001034563
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Document Type	S-4
Document Period End Date	Jun 30, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q2
Amendment Flag	false
Entity Common Stock, Shares Outstanding		0
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	No

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 3,209	$ 2,278	$ 2,963
Cash held at consolidated affiliated partnerships and restricted cash	1,372	4,979	2,174
Investments	5,386	8,938	7,470
Accounts receivable, net	1,865	1,424	1,285
Due from brokers	128	30	50
Inventories, net	1,862	1,344	1,163
Property, plant and equipment, net	6,220	3,505	3,455
Goodwill	2,023	1,127	1,129
Intangible assets, net	1,208	899	999
Other assets	753	623	659
Total Assets	24,026	25,147	21,347
LIABILITIES AND EQUITY
Accounts payable	1,379	970	844
Accrued expenses and other liabilities	1,554	1,317	2,277
Deferred tax liability	1,319	556	601
Securities sold, not yet purchased, at fair value	548	4,476	1,219
Due to brokers	4	2,171	1,323
Post-employment benefit liability	1,303	1,340	1,272
Debt	8,196	6,463	6,498
Total liabilities	14,303	17,293	13,433
Commitments and contingencies
Equity:
Limited partner	4,859	4,087	3,521
General partner	(303)	(311)	(318)
Equity attributable to Icahn Enterprises Holdings	4,556	3,776	3,203
Equity attributable to non-controlling interests	5,167	4,078	4,711
Total equity	9,723	7,854	7,914
Total Liabilities and Equity	$ 24,026	$ 25,147	$ 21,347

Consolidated Statements of Operations (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Net sales	$ 3,707	$ 2,357	$ 6,106	$ 4,608	$ 9,128	$ 7,904	$ 6,760
Other revenues from operations	204	183	396	376	770	227	139
Net gain from investment activities	278	590	336	1,207	1,905	814	1,406
Interest and dividend income	17	27	42	61	117	191	239
Other (loss) income, net	(1)	(15)	9	(32)	(65)	(45)	(1)
Total Revenues	4,205	3,142	6,889	6,220	11,855	9,091	8,543
Expenses:
Cost of goods sold	3,229	2,009	5,301	3,934	7,872	6,759	5,842
Other expenses from operations	108	104	214	212	426	144	98
Selling, general and administrative	337	304	646	623	1,241	1,017	1,012
Restructuring	9	1	16	4	11	16	51
Impairment	32	3	34	3	71	12	41
Interest expense	128	113	245	222	435	387	312
Total Expenses	3,843	2,534	6,456	4,998	10,056	8,335	7,356
Income before income tax benefit (expense)	362	608	433	1,222	1,799	756	1,187
Income tax benefit (expense)	88	(24)	118	(42)	(34)	(9)	44
Income from continuing operations					1,765	747	1,231
Income (loss) from discontinued operations					0	(1)	1
Net income	450	584	551	1,180	1,765	746	1,232
Less: net income attributable to non-controlling interests	(210)	(295)	(262)	(651)	(1,014)	(544)	(972)
Net income attributable to Icahn Enterprises Holdings	240	289	289	529	751	202	260
Net income attributable to Icahn Enterprises Holdings allocable to:
Limited partner	237	286	286	524	743	200	239
General partner	3	3	3	5	8	2	21
Net income attributable to Icahn Enterprises Holdings	$ 240	$ 289	$ 289	$ 529	$ 751	$ 202	$ 260

Consolidated Statements of Comprehensive Income (Unaudited) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Net income	$ 450	$ 584	$ 551	$ 1,180
Other comprehensive (loss) income, net of tax:
Post-employment benefits	0	4	9	5
Hedge instruments	0	(8)	14	(3)
Translation adjustments and other	(110)	31	(26)	118
Other comprehensive (loss) income, net of tax	(110)	27	(3)	120
Comprehensive income	340	611	548	1,300
Less: Comprehensive income attributable to non-controlling interests	(181)	(301)	(260)	(681)
Comprehensive income attributable to Icahn Enterprises Holdings	159	310	288	619
Limited partner [Member]
Other comprehensive (loss) income, net of tax:
Comprehensive income attributable to Icahn Enterprises Holdings	157	307	285	613
General partner [Member]
Other comprehensive (loss) income, net of tax:
Comprehensive income attributable to Icahn Enterprises Holdings	$ 2	$ 3	$ 3	$ 6

Consolidated Statements of Comprehensive Income (Unaudited) (Parenthetical) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Accumulated other comprehensive loss	$ 858	$ 855	$ 597

Consolidated Statement of Changes in Equity (USD $) In Millions, unless otherwise specified	Total	General partner [Member]	Limited partner [Member]	Parent [Member]	Noncontrolling Interest [Member]
Equity at Dec. 31, 2008	$ 6,800	$ (33)	$ 2,745	$ 2,712	$ 4,088
Increase (Decrease) in Partners' Capital [Roll Forward]
Net income	1,232	21	239	260	972
Post-employment benefits	33	(1)	26	25	8
Hedge instruments	16	0	12	12	4
Translation adjustments and other	82	3	52	55	27
Comprehensive income	1,363	23	329	352	1,011
Partnership distributions	(77)	(1)	(76)	(77)	0
Investment segment distributions	(1,107)	0	0	0	(1,107)
Investment Management Contributions	287	0	0	0	287
Changes in subsidiary equity and other	8	(1)	3	2	6
Equity at Dec. 31, 2009	7,274	(12)	3,001	2,989	4,285
Increase (Decrease) in Partners' Capital [Roll Forward]
Net income	746	2	200	202	544
Post-employment benefits	63	0	48	48	15
Hedge instruments	(13)	0	(10)	(10)	(3)
Translation adjustments and other	10	0	8	8	2
Comprehensive income	806	2	246	248	558
Partnership distributions	(85)	(1)	(84)	(85)	0
General partner contributions	3	3	0	3	0
Acquisition	237	0	0	0	237
ARI and Viskase acquisitions	3	(310)	313	3	0
Investment segment distributions	(803)	0	0	0	(803)
Investment Management Contributions	430	0	0	0	430
Changes in subsidiary equity and other	49	0	45	45	4
Equity at Dec. 31, 2010	7,914	(318)	3,521	3,203	4,711
Increase (Decrease) in Partners' Capital [Roll Forward]
Net income	1,765	8	743	751	1,014
Post-employment benefits	(132)	(1)	(99)	(100)	(32)
Hedge instruments	1	0	1	1	0
Translation adjustments and other	(127)	(1)	(91)	(92)	(35)
Comprehensive income	1,507	6	554	560	947
Partnership distributions	(48)	0	(48)	(48)	0
Investment segment distributions	(1,818)	0	0	0	(1,818)
Investment Management Contributions	250	0	0	0	250
Changes in subsidiary equity and other	49	1	60	61	(12)
Equity at Dec. 31, 2011	7,854	(311)	4,087	3,776	4,078
Increase (Decrease) in Partners' Capital [Roll Forward]
Net income	551	3	286	289	262
Post-employment benefits	9
Hedge instruments	14
Translation adjustments and other	(26)
Comprehensive income	548
Other comprehensive income	(3)	0	(1)	(1)	(2)
Partnership distributions	(20)	0	(20)	(20)	0
General partner contributions	510	5	505	510	0
Acquisition	910	0	0	0	910
Investment segment distributions	(79)	0	0	0	(79)
Changes in subsidiary equity and other	0	0	2	2	(2)
Equity at Jun. 30, 2012	$ 9,723	$ (303)	$ 4,859	$ 4,556	$ 5,167

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 551	$ 1,180	$ 1,765	$ 746	$ 1,232
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net gain from securities transactions	(765)	(1,171)	(1,927)	(814)	(1,406)
Purchases of securities	(1,325)	(2,606)	(4,931)	(4,043)	(2,433)
Proceeds from sales of securities	5,558	3,639	5,373	2,895	3,335
Purchases to cover securities sold, not yet purchased	(4,872)	(1,150)	(5,529)	(3,018)	(4,843)
Proceeds from securities sold, not yet purchased	781	3,243	8,934	1,810	4,032
Changes in receivables and payables relating to securities transactions	(2,088)	(90)	927	918	(611)
Impairment	34	3	71	12	41
Depreciation and amortization	253	220	446	463	440
Deferred taxes	(181)	(1)
Other, net	47	(35)	(28)	(65)	(162)
Changes in cash held at consolidated affiliated partnerships and restricted cash	3,608	(1,585)	(2,805)	1,180	595
Changes in other operating assets and liabilities	(160)	(264)
Accounts receivable, net			(148)	(185)	37
Inventories, net			(190)	(75)	165
Other assets			(46)	(58)	25
Accounts payable			123	140	100
Accrued expenses and other liabilities			(40)	133	(182)
Net cash provided by operating activities	1,407	1,380	1,995	39	365
Cash flows from investing activities:
Capital expenditures	(429)	(218)	(481)	(422)	(230)
Purchase of investment in precious metals			(150)	0	0
Acquisitions of businesses, net of cash acquired	(1,291)	(35)	(142)	116	0
Proceeds from sale of investments	170	0	154	4	65
Purchases of investments	(210)	0	0	0	(38)
Other, net	17	7	5	(9)	(50)
Net cash used in investing activities	(1,743)	(246)	(614)	(311)	(253)
Cash flows from financing activities:
Capital subscriptions received in advance			0	0	7
Investment segment distributions	(17)	(2,073)	(2,164)	(566)	(1,163)
Investment segment contributions	0	250	250	419	287
Partnership contributions	510	0	0	6	0
Partnership distributions	(20)	(31)	(48)	(85)	(77)
Distribution to non-controlling interest in subsidiary			(20)	0	0
Proceeds from issuance of senior unsecured notes	716	0	0	2,487	0
Proceeds from other borrowings	163	604	607	107	352
Repayments of borrowings	(63)	(253)	(675)	(1,389)	(192)
Other, net	(22)	(14)	4	6	(6)
Net cash provided by (used in) financing activities	1,267	(1,517)	(2,046)	985	(792)
Effect of exchange rate changes on cash and cash equivalents	0	25	(22)	(6)	19
Net increase (decrease) in cash and cash equivalents	931	(358)	(687)	707	(661)
Net change in cash of assets held for sale	0	2	2	0	0
Cash and cash equivalents, beginning of period	2,278	2,963	2,963	2,256	2,917
Cash and cash equivalents, end of period	3,209	2,607	2,278	2,963	2,256
Supplemental information:
Cash payments for interest, net of amounts capitalized	192	205	393	293	289
Net cash payments for income taxes	50	40	59	35	0
Net unrealized (loss) gain on available-for-sale securities	(2)	1	5	0	3
Investment in precious metals	0	150	150	0	0
Redemptions payable to non-controlling interests	0	91	0	346	113
Fair value of equity investment in Tropicana prior to acquisition of controlling interest			$ 0	$ 251	$ 0

Description of Business and Basis of Presentation	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business and Basis of Presentation
Description of Business and Basis of Presentation.
General
Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings” or the “Company”) is a limited partnership formed in Delaware on February 17, 1987. Our sole limited partner is Icahn Enterprises L.P. ("Icahn Enterprises"), a Delaware master limited partnership which owns a 99% limited partner interest in us. Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), our sole general partner, which is owned and controlled by Mr. Carl C. Icahn, owns a 1% general partner interest in both us and Icahn Enterprises. References to "we," "our" or "us" herein include Icahn Enterprises Holdings and its subsidiaries, unless the context otherwise requires. References to "Icahn Enterprises Holdings" refer to Icahn Enterprises Holdings only, on an unconsolidated basis.
We are a diversified holding company owning subsidiaries currently engaged in the following continuing operating businesses: Investment, Automotive, Energy, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion. We also report the unconsolidated results of Icahn Enterprises Holdings, and investment activity and expenses associated therewith. Further information regarding our continuing reportable segments is contained in Note 3, “Operating Units,” and Note 14, “Segment Reporting.”
The accompanying consolidated financial statements and related notes should be read in conjunction with our consolidated financial statements and related notes for the fiscal year ended December 31, 2011 (“fiscal 2011”) contained in Registration Statement on Form S-4 (333-179109-1), as amended, filed with the Securities and Exchange Commission ("SEC") on March 14, 2012. The consolidated financial statements have been prepared in accordance with the rules and regulations of the SEC related to interim financial statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) have been condensed or omitted pursuant to such rules and regulations. The financial information contained herein is unaudited; however, management believes all adjustments have been made that are necessary to present fairly the results for the interim periods. All such adjustments are of a normal and recurring nature. Certain reclassifications from the prior year presentation have been made to conform to the current year presentation.
Our consolidated financial statements include the accounts of (i) Icahn Enterprises Holdings and (ii) the wholly and majority owned subsidiaries of Icahn Enterprises Holdings, in addition to those entities in which we have a controlling interest as a general partner interest or in which we may be the primary beneficiary of a variable interest entity (“VIE”). In evaluating whether we have a controlling financial interest in entities in which we would consolidate, we consider the following: (1) for voting interest entities, we consolidate these entities in which we own a majority of the voting interests; (2) for VIEs of which we may be considered the primary beneficiary of such entities (see Note 5, “Investments and Related Matters-Investment,” for further discussion regarding the accounting and reporting of our VIEs); and (3) for limited partnership entities that are not considered VIEs, we consolidate these entities if we are the general partner of such entities and for which no substantive kick-out rights (the rights underlying the limited partners' ability to dissolve the limited partnership or otherwise remove the general partners are collectively referred to as “kick-out” rights) or participating rights exist. All material intercompany accounts and transactions have been eliminated in consolidation.
We conduct and plan to continue to conduct our activities in such a manner as not to be deemed an investment company under the Investment Company Act of 1940, as amended (the “'40 Act”). Therefore, no more than 40% of our total assets can be invested in investment securities, as such term is defined in the '40 Act. In addition, we do not invest or intend to invest in securities as our primary business. We intend to structure our investments to continue to be taxed as a partnership rather than as a corporation under the applicable publicly traded partnership rules of the Internal Revenue Code, as amended (the “Code”).
Icahn Enterprises' Rights Offering
In connection with a certain rights offering consummated by Icahn Enterprises during the first quarter of the fiscal year ending December 31, 2012 ("fiscal 2012"), Icahn Enterprises distributed an aggregate 13,590,238 of its depositary units to its unitholders that subscribed to the basic subscription rights and the over-subscription rights and we received proceeds of $500 million.
Fair Value of Financial Instruments
The carrying values of cash and cash equivalents, cash held at consolidated affiliated partnerships and restricted cash, accounts receivable, due from brokers, accounts payable, accrued expenses and other liabilities and due to brokers are deemed to be reasonable estimates of their fair values because of their short-term nature.
See Note 5, “Investments and Related Matters,” and Note 6, “Fair Value Measurements,” for a detailed discussion of our investments.
The fair value of our long-term debt is based on the quoted market prices for the same or similar issues or on the current rates offered to us for debt of the same remaining maturities. The carrying value and estimated fair value of our long-term debt as of June 30, 2012 was approximately $8.2 billion and $8.4 billion, respectively. The carrying value and estimated fair value of our long-term debt as of December 31, 2011 was each approximately $6.5 billion.
Restricted Cash
Our restricted cash balance was approximately $1.0 billion and $4.8 billion as of June 30, 2012 and December 31, 2011, respectively.
Adoption of New Accounting Standards
In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2011-04, which amends Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures. This ASU clarifies among other things, the intent about the application of existing fair value requirements, including those related to highest and best use concepts, and also expands the disclosure requirements for fair value measurements categorized within Level 3 of the fair value hierarchy. This ASU clarifies that a reporting entity should disclose quantitative information about significant unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. Additionally, this ASU expands the disclosures for fair value measurements categorized within Level 3 where a reporting entity is required to include a description of the valuation processes used and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any.  Additional disclosure is also required for any transfers between Level 1 and Level 2 of the fair value hierarchy of fair value measurements on a gross basis as well as additional disclosure of the level in the fair value hierarchy of assets and liabilities that are not recorded at fair value. For many of the requirements, the FASB does not intend for this ASU to result in a change in the application of the requirements in FASB ASC Topic 820.  This update is effective during interim and annual periods beginning after December 15, 2011. The adoption of this ASU effective on January 1, 2012 had no impact on our financial position, results of operations or cash flows.
In June 2011, the FASB issued ASU No. 2011-05, which amends FASB ASC Topic 220, Comprehensive Income. This ASU is intended to increase the prominence of items reported in other comprehensive income in the financial statements by presenting the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. This ASU does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. This update is effective during interim and annual periods beginning after December 15, 2011.  The adoption of this ASU effective January 1, 2012 had no impact on our financial position, results of operations or cash flows. In December 2011, the FASB issued ASU No. 2011-12, which defers certain provisions contained in ASU No. 2011-05, as discussed above, with respect to the requirement to present components of reclassifications of other comprehensive income on the face of the income statement or in the notes to the financial statements. However, this deferral does not impact the other requirements contained in the new standard on comprehensive income as described above. This update is effective during interim and annual periods beginning after December 15, 2011.  We complied with this deferral as we adopted ASU No. 2011-05 effective January 1, 2012.
In September 2011, the FASB issued ASU No. 2011-08, which amends FASB ASC Topic 350, Intangibles-Goodwill and Other. This ASU permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in FASB ASC Topic 350. Under the amendments in this ASU, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. This update is effective during interim and annual periods beginning after December 15, 2011.  We adopted this ASU effective January 1, 2012.
In December 2011, the FASB issued ASU No. 2011-11, which amends FASB ASC Topic 210, Balance Sheet. This ASU requires companies to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions subject to an agreement similar to a master netting arrangement. This guidance is effective retrospectively for interim and annual periods beginning on or after January 1, 2013. We anticipate that the adoption of this guidance will have minimal impact to our current disclosures.
New Accounting Policies
As a result of acquiring a controlling interest in CVR Energy, Inc. ("CVR"), we have the following new accounting policies with respect to CVR, comprising our Energy segment.
Inventories - Energy
Our Energy segment inventories consist primarily of domestic and foreign crude oil, blending stock and components, work in progress, fertilizer products, and refined fuels and by-products. Inventories are valued at the lower of the first-in, first-out ("FIFO") cost, or market for fertilizer products, refined fuels and by-products for all periods presented. Refinery unfinished and finished products inventory values were determined using the ability-to-bear process, whereby raw materials and production costs are allocated to work-in-process and finished goods based on their relative fair values. Other inventories, including other raw materials, spare parts and supplies, are valued at the lower of moving-average cost, which approximates FIFO, or market. The cost of inventories includes inbound freight costs.
Planned Major Maintenance Costs - Energy
The direct-expense method of accounting is used for planned major maintenance activities for our Energy segment. Maintenance costs are recognized as expense when maintenance services are performed. During the year ended December 31, 2011, the Coffeyville refinery completed the first phase of a two-phase major scheduled turnaround; during the first quarter of fiscal 2012, the Coffeyville refinery completed the second phase of the two-phase major scheduled turnaround. During the year ended December 31, 2010, the nitrogen fertilizer plant completed a major scheduled turnaround. Planned major maintenance costs are included in cost of goods sold in our consolidated financial statements when incurred. Planned major maintenance costs of $2 million were incurred for the period May 5, 2012 through June 30, 2012. Planned major maintenance activities for the nitrogen plant generally occur every two years. The required frequency of the maintenance varies by unit, for the refineries, but generally is every four to five years. The nitrogen fertilizer plants' and the Wynnewood refinery's next major maintenance activities are both scheduled for the fourth quarter of fiscal 2012.
Revenue Recognition - Energy
For our Energy segment, revenues for products sold are recorded upon delivery of the products to customers, which is the point at which title is transferred, the customer has the assumed risk of loss, and when payment has been received or collection is reasonably assumed. Deferred revenue represents customer prepayments under contracts to guarantee a price and supply of nitrogen fertilizer in quantities expected to be delivered in the next 12 months in the normal course of business. Excise and other taxes collected from customers and remitted to governmental authorities are not included in reported revenues.
Non-monetary product exchanges and certain buy/sell crude oil transactions which are entered into in the normal course of business are included on a net cost basis in cost of goods sold in the consolidated statement of operations.
CVR also engages in trading activities, whereby it enters into agreements to purchase and sell refined products with third parties. CVR acts as a principal in these transactions, taking title to the products in purchases from counterparties, and accepting the risks and rewards of ownership. CVR records revenue for the gross amount of the sales transactions, and records cost of goods sold in our consolidated financial statements.
Shipping Costs - Energy
For our Energy segment, pass-through finished goods delivery costs reimbursed by customers are reported in net sales, while an offsetting expense is included in cost of goods sold.
Filing Status of Subsidiaries
Federal-Mogul Corporation (“Federal-Mogul”), CVR Energy, Inc., American Railcar Industries, Inc. (“ARI”) and Tropicana Entertainment Inc. (“Tropicana”) are each a reporting entity under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and file annual, quarterly and current reports and proxy and information statements. Each of these reports is publicly available at www.sec.gov.

Description of Business and Basis of Presentation.
General
Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), is a limited partnership formed in Delaware on February 17, 1987. Our sole limited partner is Icahn Enterprises L.P. (“Icahn Enterprises”), a Delaware master limited partnership which owns a 99% limited partner interest in us. Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), our sole 1% general partner, is a Delaware corporation which is owned and controlled by Mr. Carl C. Icahn. References to “we,” “our,” or “us” herein include Icahn Enterprises Holdings and its subsidiaries, unless the context otherwise requires. References to “Icahn Enterprises Holdings” refer to Icahn Enterprises Holdings only, on an unconsolidated basis.
We are a diversified holding company owning subsidiaries currently engaged in the following continuing operating businesses: Investment, Automotive, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion. We also report the results of Icahn Enterprises Holdings, which includes the unconsolidated results of Icahn Enterprises and Icahn Enterprises Holdings, and investment activity and expenses associated with Icahn Enterprises Holdings. Further information regarding our continuing reportable segments is contained in Note 3, “Operating Units,” and Note 13, “Segment and Geographic Reporting.”
We conduct and plan to continue to conduct our activities in such a manner as not to be deemed an investment company under the Investment Company Act of 1940, as amended (the “ '40 Act”). Therefore, no more than 40% of our total assets can be invested in investment securities, as such term is defined in the '40 Act. In addition, we do not invest or intend to invest in securities as our primary business. We intend to structure our investments to continue to be taxed as a partnership rather than as a corporation under the applicable publicly traded partnership rules of the Internal Revenue Code, as amended (the “Code”).

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
Summary of Significant Accounting Policies.
As discussed in Note 1, “Description of Business and Basis of Presentation,” we operate in several diversified segments. The accounting policies related to the specific segments or industries are differentiated, as required, in the list of significant accounting policies set out below.
Principles of Consolidation
General
Our consolidated financial statements include the accounts of (i) Icahn Enterprises Holdings and (ii) the wholly and majority owned subsidiaries of Icahn Enterprises Holdings, in addition to those entities in which we have a controlling interest as a general partner interest or in which we are the primary beneficiary of a variable interest entity (“VIE”). In evaluating whether we have a controlling financial interest in entities in which we would consolidate, we consider the following: (1) for voting interest entities, we consolidate these entities in which we own a majority of the voting interests; (2) for VIEs of which we are considered the primary beneficiary of such entities (see section below entitled, “Adoption of New Accounting Standards,” and Note 5, “Investments and Related Matters - Investment,” for further discussion regarding the accounting and reporting of our VIEs); and (3) for limited partnership entities that are not considered VIEs, we consolidate these entities if we are the general partner of such entities and for which no substantive kick-out rights (the rights underlying the limited partners' ability to dissolve the limited partnership or otherwise remove the general partners are collectively referred to as “kick-out” rights) or participating rights exist. All material intercompany accounts and transactions have been eliminated in consolidation.
Except for our Investment segment, for those investments in which we own 50% or less but greater than 20%, we account for such investments using the equity method, while investments in affiliates of 20% or less are accounted for under the cost method.
Investment
As a result of returning fee-paying capital to its investors on March 31, 2011, as discussed elsewhere in this prospectus, each of the Investment Funds, as defined herein, no longer meets the criteria of an investment company as set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Paragraph 946-10-15-2, Financial Services - Investment Companies , therefore, the application of FASB ASC Section 946-810-45, Financial Services - Investment Companies, is no longer applicable effective March 31, 2011. This change has no material effect on our consolidated financial statements as the Investment Funds would account for its investments as trading securities pursuant to FASB ASC Topic 320, Investments - Debt and Equity Securities , effective March 31, 2011. For those investments that fall outside the scope of FASB ASC Topic 320 or would otherwise have required the Investment Funds account for under the equity method, the Investment Funds apply the fair value option to such investments. See Note 5, “Investments and Related Matters - Investment,” to the consolidated financial statements for further discussion regarding this reconsideration event and its consolidation impact.
Although the Investment Funds are not investment companies within the meaning of the '40 Act, each of the Investment Funds was, prior to the return of fee-paying capital on March 31, 2011, for purposes of U.S. GAAP, an investment company pursuant to FASB ASC Subtopic 946-10, Financial Services -  Investment Companies . The General Partners adopted FASB ASC Section 946-810-45, Financial Services -  Investment Companies - Consolidation - Other Presentation Matters (“FASB ASC Section 946-810-45”), as of January 1, 2007. FASB ASC Section 946-810-45 addresses whether the accounting principles of FASB ASC Section 946-810-45 may be applied to an entity by clarifying the definition of an investment company and whether those accounting principles may be retained by a parent company in consolidation or by an investor in the application of the equity method of accounting. Upon the adoption of FASB ASC Section 946-810-45, (i) the Offshore GP lost its ability to retain specialized accounting pursuant to FASB ASC Section 946-810-45 for either its equity method investment in Master Fund I or for its consolidation of the Offshore Fund, Master Fund II and Master Fund III, and (ii) the Onshore GP lost its ability to retain specialized accounting for its consolidation of the Onshore Fund, in each case, because both the Offshore GP and the Onshore GP do not meet the requirements for retention of specialized accounting under FASB ASC Section 946-810-45, as the Offshore GP and Onshore GP and their affiliates acquire interests for strategic operating purposes in the same companies in which their subsidiary investment companies invest.
However, prior to the return of fee-paying capital on March 31, 2011, upon losing their ability to retain specialized accounting, the General Partners accounted for their investments held by the consolidated Investment Funds in debt securities and in those equity securities with readily determinable fair values pursuant to the Investment - Debt and Equity Securities Topic of the FASB ASC and classified such investments as available-for-sale securities and then elected the fair value option and reclassified such securities as trading securities. For those equity securities that did not have readily determinable fair values, the General Partners elected the fair value option. For those investments in which the General Partners would otherwise account for such investments under the equity method, the General Partners, in accordance with their accounting policy, elected the fair value option. The election of the fair value option was deemed to most accurately reflect the nature of our business relating to investments.
The special profits interest allocations and incentive allocations earned from certain consolidated entities through March 31, 2011 are eliminated in consolidation; however, our allocated share of the net income from the Investment Funds (as defined in Note 3, “Operating Units - Investment”) includes the amount of these eliminated fees and allocations.
Reclassifications
Certain reclassifications from the prior year presentation have been made to conform to the current year presentation.
Use of Estimates in Preparation of Financial Statements
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. The more significant estimates include: (1) the valuation allowances of accounts receivable and inventory; (2) the valuation of goodwill, indefinite-lived intangible assets and long-lived assets; (3) deferred tax assets; (4) environmental liabilities; (5) fair value of derivatives; and (6) post-employment benefit liabilities. Actual results may differ from the estimates and assumptions used in preparing the consolidated financial statements.
Cash and Cash Equivalents
We consider short-term investments, which are highly liquid with original maturities of three months or less at date of purchase, to be cash equivalents.
Cash Held at Consolidated Affiliated Partnerships and Restricted Cash
Cash held at consolidated affiliated partnerships primarily consists of cash and cash equivalents held by the Onshore Fund and Offshore Master Funds (as defined herein) that, although not legally restricted, is not available to fund the general liquidity needs of the Investment segment or Icahn Enterprises. Restricted cash primarily relates to cash pledged and held for margin requirements on derivative transactions as well as cash related to securities sold short, not yet purchased. A portion of the cash at brokers is related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased. Securities sold, not yet purchased are collateralized by certain of the Investment Funds' investments in securities.
Our restricted cash balance was approximately $4.8 billion and $1.6 billion as of December 31, 2011 and 2010 respectively.
Investments and Related Transactions - Investment
Investment Transactions and Related Investment Income (Loss).   Investment transactions of the Investment Funds are recorded on a trade date basis. Realized gains or losses on sales of investments are based on the first-in, first-out or the specific identification method. Realized and unrealized gains or losses on investments are recorded in the consolidated statements of operations. Interest income and expenses are recorded on an accrual basis and dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized using the effective yield method.
Valuation of Investments.   Securities of the Investment Funds that are listed on a securities exchange are valued at their last sales price on the primary securities exchange on which such securities are traded on such date. Securities that are not listed on any exchange but are traded over-the-counter are valued at the mean between the last “bid” and “ask” price for such security on such date. Securities and other instruments for which market quotes are not readily available are valued at fair value as determined in good faith by the applicable General Partner.
Foreign Currency Transactions.   The books and records of the Investment Funds are maintained in U.S. dollars. Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the rate of exchange in effect at the balance sheet date. Transactions during the period denominated in currencies other than U.S. dollars are translated at the rate of exchange applicable on the date of the transaction. Foreign currency translation gains and losses are recorded in the consolidated statements of operations. The Investment Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities. Such fluctuations are reflected in “Net gain (loss) from investment activities” in the consolidated statement of operations.
Fair Values of Financial Instruments.   The fair values of the Investment Funds' assets and liabilities that qualify as financial instruments under applicable U.S. GAAP approximate the carrying amounts presented in the consolidated balance sheets.
Securities Sold, Not Yet Purchased.   The Investment Funds may sell an investment they do not own in anticipation of a decline in the fair value of that investment. When the Investment Funds sell an investment short, they must borrow the investment sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Investment Funds sold the investment short, or a loss, unlimited in amount, will be recognized upon the cover of the short sale.
Due From Brokers.   Due from brokers represents cash balances with the Investment Funds' clearing brokers as well as unrestricted balances with derivative counterparties.
Due To Brokers.   Due to brokers represents margin debit balances collateralized by certain of the Investment Funds' investments in securities.
Investments - Other Operations
Investments in equity and debt securities are classified as either trading or available-for-sale based upon whether we intend to hold the investment for the foreseeable future. Trading securities are valued at quoted market value at each balance sheet date with the unrealized gains or losses reflected in the consolidated statements of operations. Available-for-sale securities are carried at fair value on our balance sheet. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of partners' equity and when sold are reclassified out of partners' equity to the consolidated statements of operations. For purposes of determining gains and losses, the cost of securities is based on specific identification.
A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary results in an impairment that is charged to earnings and the establishment of a new cost basis for the investment. Dividend income is recorded when declared and interest income is recognized when earned.
Fair Value of Financial Instruments
The carrying values of cash and cash equivalents, cash held at consolidated affiliated partnerships and restricted cash, accounts receivable, due from brokers, accounts payable, accrued expenses and other liabilities and due to brokers are deemed to be reasonable estimates of their fair values because of their short-term nature.
See Note 5, “Investments and Related Matters,” and Note 6, “Fair Value Measurements,” for a detailed discussion of our investments.
The fair value of our long-term debt is based on the quoted market prices for the same or similar issues or on the current rates offered to us for debt of the same remaining maturities. The carrying value and estimated fair value of our long-term debt as of December 31, 2011 was each approximately $6.5 billion. The carrying value and estimated fair value of our long-term debt as of December 31, 2010 was approximately $6.5 billion and $6.1 billion, respectively.
Fair Value Option for Financial Assets and Financial Liabilities
The fair value option gives entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value pursuant to the provisions of the FASB ASC. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. Subsequent changes in fair value must be recorded in earnings. In estimating the fair value for financial instruments for which the fair value option has been elected, we use the valuation methodologies in accordance to where the financial instruments are classified within the fair value hierarchy as discussed in Note 6, “Fair Value Measurements.” Except for our Automotive, Railcar and Home Fashion segments, we apply the fair value option to our investments that would otherwise be accounted under the equity method.
Derivatives
From time to time, our subsidiaries enter into derivative contracts, including purchased and written option contracts, swap contracts, futures contracts and forward contracts entered into by our Investment and Automotive segments. U.S. GAAP requires recognition of all derivatives as either assets or liabilities in the balance sheet at their fair value. The accounting for changes in fair value depends on the intended use of the derivative and its resulting designation. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. Gains and losses related to a hedge are either recognized in income immediately to offset the gain or loss on the hedged item or are deferred and reported as a component of “Accumulated other comprehensive loss” and subsequently recognized in earnings when the hedged item affects earnings. The change in fair value of the ineffective portion of a financial instrument, determined using the hypothetical derivative method, is recognized in earnings immediately. The gain or loss related to financial instruments that are not designated as hedges are recognized immediately in earnings. Cash flows related to hedging activities are included in the operating section of the consolidated statements of cash flows.
For further information regarding our Investment and Automotive segments' derivative contracts, see Note 7, “Financial Instruments.”
Accounts Receivable, Net
An allowance for doubtful accounts is determined through analysis of the aging of accounts receivable at the date of the consolidated financial statements, assessments of collectability based on an evaluation of historic and anticipated trends, the financial condition of our customers, and an evaluation of the impact of economic conditions. Our allowance for doubtful accounts is an estimate based on specifically identified accounts as well as general reserves based on historical experience.
Inventories, Net
Inventories, net consists of the following:

	December 31,
	2011	2010
	(in millions)
Raw materials	$248	$211
Work in process	202	195
Finished goods	894	757
Total inventories, net	$1,344	$1,163

Automotive, Railcar, Food Packaging, and Home Fashion Segment Inventories.   Our Automotive, Railcar, Food Packaging and Home Fashion segment inventories are stated at the lower of cost or market. Cost is determined by using the first-in, first-out basis method. The cost of manufactured goods includes the cost of materials, direct labor and manufacturing overhead. Our Automotive, Railcar, Food Packaging and Home Fashion segments reserve for estimated excess, slow-moving and obsolete inventory as well as inventory whose carrying value is in excess of net realizable value.
Metals Inventories.   Inventories at our Metals segment are stated at the lower of cost or market. Cost is determined using the average cost method. The production and accounting process utilized by the Metals segment to record recycled metals inventory quantities relies on significant estimates. Our Metals segment relies upon perpetual inventory records that utilize estimated recoveries and yields that are based upon historical trends and periodic tests for certain unprocessed metal commodities. Over time, these estimates are reasonably good indicators of what is ultimately produced; however, actual recoveries and yields can vary depending on product quality, moisture content and source of the unprocessed metal. To assist in validating the reasonableness of the estimates, our Metals segment performs periodic physical inventories which involve the use of estimation techniques. Physical inventories may detect significant variations in volume, but because of variations in product density and production processes utilized to manufacture the product, physical inventories will not generally detect smaller variations. To help mitigate this risk, our Metals segment adjusts its physical inventories when the volume of a commodity is low and a physical inventory can more accurately estimate the remaining volume.
Property, Plant and Equipment, Net
Land and construction-in-progress costs are stated at the lower of cost or net realizable value. Interest is capitalized on expenditures for long-term projects until a salable condition is reached. The interest capitalization rate is based on the interest rate on specific borrowings to fund the projects.
Buildings, furniture and equipment are stated at cost less accumulated depreciation unless declines in the values of the fixed assets are considered other than temporary, at which time the property is written down to net realizable value. Depreciation is principally computed using the straight-line method over the estimated useful lives of the particular property or equipment, as follows: buildings and improvements, four to 40 years; furniture, fixtures and equipment, one to 30 years. Leasehold improvements are amortized over the life of the lease or the life of the improvement, whichever is shorter.
Maintenance and repairs are charged to expense as incurred. The cost of additions and improvements is capitalized and depreciated over the remaining useful lives of the assets. The cost and accumulated depreciation of assets sold or retired are removed from our consolidated balance sheet, and any gain or loss is recognized in the year of disposal.
Real estate properties held for use or investment purposes, other than those accounted for under the financing method, are carried at cost less accumulated depreciation. Where declines in the values of the properties are determined to be other than temporary, the cost basis of the property is written down to net realizable value. A property is classified as held for sale at the time management determines that certain criteria have been met. Properties held for sale are carried at the lower of cost or net realizable value. Such properties are no longer depreciated and their results of operations are included in discontinued operations. If management determines that a property classified as held for sale no longer meets certain criteria, the property is reclassified as held for use.
Goodwill and Intangible Assets, Net
Goodwill and indefinite lived intangible assets primarily include trademarks and trade names acquired in acquisitions. For a complete discussion of the impairment of goodwill and indefinite intangible-lived assets related to our various segments, see Note 3, “Operating Units,” and Note 8, “Goodwill and Intangible Assets, Net.”
Accounting for the Impairment of Goodwill
We evaluate the carrying value of goodwill annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. Goodwill impairment testing involves a two-step process. Step 1 compares the fair value of our reporting units to their carrying values. If the fair value of the reporting unit exceeds its carrying value, no further analysis is necessary. The reporting unit fair value is based upon consideration of various valuation methodologies, including guideline transaction multiples, multiples of current earnings, and projected future cash flows discounted at rates commensurate with the risk involved. If the carrying amount of the reporting unit exceeds its fair value, Step 2 must be completed to quantify the amount of impairment. Step 2 calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit, from the fair value of the reporting unit as determined in Step 1. The implied fair value of goodwill determined in this step is compared to the carrying value of goodwill. If the implied fair value of goodwill is less than the carrying value of goodwill, an impairment loss, equal to the difference, is recognized.
Accounting for the Impairment of Intangible Assets
We evaluate the recoverability of identifiable indefinite lived intangible assets annually or more frequently if impairment indicators exist. The impairment analysis compares the estimated fair value of these assets to the related carrying value, and impairment charge is recorded for any excess of carrying value over estimated fair value. The estimated fair value is based on consideration of various valuation methodologies, including guideline transaction multiples, multiples of earnings, and projected future cash flows discounted at rates commensurate with risk involved.
Accounting for the Impairment of Long-Lived Assets
We evaluate the realizability of our long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Inherent in the reviews of the carrying amounts of the above assets are various estimates, including the expected usage of the asset. Assets must be tested at the lowest level for which identifiable cash flows exist. Future cash flow estimates are, by their nature, subjective and actual results may differ materially from our estimates. If our ongoing estimates of future cash flows are not met, we may have to record impairment charges in future accounting periods to write the asset down to fair value. Our estimates of cash flows are based on the current regulatory, social and economic climates, recent operating information and budgets of the operating properties.
Accounting for Conditional Asset Retirement Obligations
We record conditional asset retirement obligations (“CARO”) in accordance with applicable U.S. GAAP. As defined in applicable U.S. GAAP, CARO refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event. An entity is required to recognize a liability for the estimated fair value of a CARO when incurred if the fair value can be reasonably estimated. Our Automotive segment's primary asset retirement activities relate to the removal of hazardous building materials at its facilities. Our Automotive segment records the CARO liability when the amount can be reasonably estimated, typically upon the expectation that a facility may be closed or sold.
Pension and Other Post-Employment Benefit Obligations
Pension and other post-employment benefit costs are dependent upon assumptions used in calculating such costs. These assumptions include discount rates, health care cost trends, expected returns on plan assets and other factors. In accordance with U.S. GAAP, actual results that differ from the assumptions used are accumulated and amortized over future periods and, accordingly, generally affect recognized expense and the recorded obligation in future periods.
Allocation of Net Profits and Losses in Consolidated Affiliated Partnerships - Investment
Net investment income and net realized and unrealized gains and losses on investments of the Investment Funds are allocated to the respective partners of the Investment Funds based on their percentage ownership in such Investment Funds on a monthly basis. Except for our limited partner interest, such allocations made to the limited partners of the Investment Funds are represented as non-controlling interests in our consolidated statements of operations. Generally, prior to March 31, 2011, at the end of each fiscal year (and, in the case of withdrawals made other than at the end of the fiscal year, as of such withdrawal date), the General Partners had re-allocated to their capital accounts, amounts, generally ranging from 1.5% to 2.5% of the capital appreciation (both realized and unrealized) allocated to the Investment Funds' limited partners (or lesser amounts for certain limited partners). Such reallocation was referred to as the special profits interest allocation. In addition, prior to March 31, 2011, the General Partners also generally had amounts allocated, ranging from 15% to 25% of the net capital appreciation (both realized and unrealized), such amounts being referred to as incentive allocations, provided, however, that an incentive allocation with respect to an Investment Fund was not made in any year to the extent that the special profits interest allocation relating to such Investment Fund equaled or exceeded the net capital appreciation for such Investment Fund for such year. Additionally, prior to March 31, 2011 incentive allocations were subject to a “high watermark” (whereby the General Partners did not earn incentive allocations during a particular year even though the fund had a positive return in such year until losses for each investor in prior periods were recovered).
As a result of the return of fee-paying capital as in Note 3, “Operating Units - Investment,” no further special profits interest allocation or incentive allocations were accrued or allocated to the General Partners in periods subsequent to March 31, 2011.
Partners' Capital - Investment
Icahn Capital and the General Partners are each organized as a limited partnership formed pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act. Limited partner interests were granted in the General Partners in the past to allow certain employees and individuals to participate in a share of the special profits interest allocations and/or incentive allocations earned by the General Partners
Icahn Capital and the General Partners, individually, intend to be treated as partnerships for federal income tax purposes, and as such shall maintain a capital account for each of their partners. Until March 31, 2011, certain partners of the General Partners were allocated an amount of special profits interest allocation and each partner of the General Partners was allocated an amount of incentive allocations subject to, and as determined by, the provisions of the limited partnership agreements of each Investment Fund. Each of the General Partners' special profits interest allocations and incentive allocations not allocated to the limited partners per their respective agreements was generally allocated to the general partners. Other partnership profits and losses of Icahn Capital and each of the General Partners are generally allocated among the respective partners in Icahn Capital and each of the General Partners pro rata in accordance with their capital accounts.
Income allocations to all partners in each of the General Partners, except the general partner entity, are accounted for as compensation expense. All amounts allocated to these partners' capital accounts and their respective capital contributions are included in accounts payable and accrued expenses and other liabilities on the consolidated balance sheets until those amounts are paid out in accordance with the terms of each respective partner's agreement. Payments made to the respective general partner are treated as equity distributions.
Accounting for the Acquisition and Disposition of Entities under Common Control
Acquisitions of entities under common control are reflected in a manner similar to pooling of interests. The general partner's capital account is charged or credited for the difference between the consideration we pay for the entity and the related entity's basis prior to our acquisition. Net gains or losses of an acquired entity prior to its acquisition date are allocated to the general partner's capital account. In allocating gains and losses upon the sale of a previously acquired common control entity, we allocate a gain or loss for financial reporting purposes by first restoring the general partner's capital account for the cumulative charges or credits relating to prior periods recorded at the time of our acquisition and then allocating the remaining gain or loss among the general and limited partners in accordance with their respective partnership percentages under the Amended and Restated Agreement of Limited Partnership dated as of May 12, 1987, as amended from time to time (together with the partnership agreement of Icahn Enterprises, the “Partnership Agreement”) (i.e., 99% to the limited partners and 1% to the general partner).
General Partnership Interest of Icahn Enterprises Holdings
The general partner's capital account generally consists of its cumulative share of our net income less cash distributions plus capital contributions. Additionally, in acquisitions of common control companies accounted for at historical cost similar to a pooling of interests, the general partner's capital account would be charged (or credited) in a manner similar to a distribution (or contribution) for the excess (or deficit) of the fair value of consideration paid over historical basis in the business acquired.
Capital Accounts, as defined under the Partnership Agreement, are maintained for our general partner and our limited partners. The capital account provisions of our Partnership Agreement incorporate principles established for U.S. federal income tax purposes and are not comparable to the equity accounts reflected under U.S. GAAP in our consolidated financial statements.
Generally, net earnings for U.S. federal income tax purposes are allocated 1% and 99% between the general partner and the limited partners, respectively, in the same proportion as aggregate cash distributions made to the general partner and the limited partners during the period. This is generally consistent with the manner of allocating net income under our Partnership Agreement; however, it is not comparable to the allocation of net income reflected in our consolidated financial statements.
Pursuant to the Partnership Agreement, in the event of our dissolution, after satisfying our liabilities, our remaining assets would be divided among our limited partners and the general partner in accordance with their respective percentage interests under the Partnership Agreement (i.e., 99% to the limited partners and 1% to the general partner). If a deficit balance still remains in the general partner's capital account after all allocations are made between the partners, the general partner would not be required to make whole any such deficit.
Income Taxes
Except as described below, no provision has been made for federal, state, local or foreign income taxes on the results of operations generated by partnership activities, as such taxes are the responsibility of the partners. Provision has been made for federal, state, local or foreign income taxes on the results of operations generated by our corporate subsidiaries and these are reflected within continuing and discontinued operations. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
Deferred tax assets are limited to amounts considered to be realizable in future periods. A valuation allowance is recorded against deferred tax assets if management does not believe that we have met the “more likely than not” standard to allow recognition of such an asset.
U.S. GAAP provides that the tax effects from an uncertain tax position can be recognized in the financial statements only if the position is “more-likely-than-not” to be sustained if the position were to be challenged by a taxing authority. The assessment of the tax position is based solely on the technical merits of the position, without regard to the likelihood that the tax position may be challenged. If an uncertain tax position meets the “more-likely-than-not” threshold, the largest amount of tax benefit that is greater than 50 percent likely to be recognized upon ultimate settlement with the taxing authority is recorded. See Note 14, “Income Taxes,” for additional information.
Compensation Arrangements
U.S. GAAP requires public entities to record non-cash compensation expense related to payment for employee services by an equity award, such as stock options, in their financial statements over the requisite service period and value such equity awards based on fair-value methods. See Note 11, “Compensation Arrangements,” for further discussion regarding compensation arrangements of our Automotive segment.
Revenue and Expense Recognition
Investment
Revenue Recognition:   Effective April 1, 2011, the results of our Investment segment are primarily driven by the performance of the Investment Funds and our interests therein; the General Partners will no longer receive special profits interest allocations or incentive allocations. Prior to March 31, 2011, income from our Investment segment was principally derived from three sources: (1) special profits interest allocations; (2) incentive allocations; and (3) gains and losses from our interests in the Investment Funds.
Prior to March 31, 2011, incentive allocations generally ranged from 15% to 25% of the net profits (both realized and unrealized) generated by the Investment Funds and were generally subject to a “high watermark” (whereby the General Partners did not earn incentive allocations during a particular year even though the fund had a positive return in such year until losses in prior periods were recovered). In general, these allocations had been calculated and distributed to the General Partners annually other than incentive allocations earned as a result of investor redemption events during interim periods. For the period January 1, 2008 through March 31, 2011, the Investment Fund Limited Partnership Agreements provided that the applicable General Partner was eligible to receive a special profits interest allocation at the end of each calendar year from each applicable fee-paying capital account maintained at the Investment Fund. Special profits interest allocations ranged from 1.5% to 2.5% per annum and were allocated to the General Partners to the extent the Investment Funds had sufficient profits to cover such amounts.
Prior to April 1, 2011, the General Partners waived the special profits interest allocations and incentive allocations for our interest in the Investment Funds and Mr. Icahn's direct and indirect holdings and, in certain cases, for other investors. All of the special profits interest allocations and incentive allocations, if any, from certain consolidated entities are eliminated in consolidation; however, our share of the net income from the Investment Funds includes the amount of these eliminated allocations.
Automotive
Revenue Recognition:   Federal-Mogul records sales when products are shipped and title has transferred to the customer, the sales price is fixed and determinable, and the collectability of revenue is reasonably assured. Accruals for sales returns and other allowances are provided at the time of shipment based upon past experience. Adjustments to such returns and allowances are made as new information becomes available.
Rebates/Sales Incentives:   Federal-Mogul accrues for rebates pursuant to specific arrangements with certain of its customers, primarily in the aftermarket. Rebates generally provide for price reductions based upon the achievement of specified purchase volumes and are recorded as a reduction of sales as earned by such customers.
Shipping and Handling Costs:   Federal-Mogul recognizes shipping and handling costs as incurred as a component of cost of goods sold in the consolidated statements of operations.
Engineering and Tooling Costs:   Pre-production tooling and engineering costs that Federal-Mogul will not own and that will be used in producing products under long-term supply arrangements are expensed as incurred unless the supply arrangement provides Federal-Mogul with the noncancelable right to use the tools, or the reimbursement of such costs is agreed to by the customer. Pre-production tooling costs that are owned by Federal-Mogul are capitalized as part of machinery and equipment, and are depreciated over the shorter of the tools' expected life or the duration of the related program.
Research and Development:   Federal-Mogul expenses research and development (“R&D”) costs and costs associated with advertising and promotion as incurred. R&D expense, including product engineering and validation costs, was $172 million, $156 million and $140 million for fiscal 2011, fiscal 2010 and fiscal 2009, respectively. As a percentage of original equipment manufacturer and servicers (“OE”) sales, R&D expense was 3.8%, 4.0% and 4.7% for fiscal 2011, fiscal 2010 and fiscal 2009, respectively.
Restructuring:   Federal-Mogul's restructuring costs are comprised of two types: employee costs (contractual termination benefits) and facility closure costs. Termination benefits are recorded when it is probable that employees will be entitled to benefits and the amounts can be reasonably estimated. Estimates of termination benefits are based on the frequency of past termination benefits, the similarity of benefits under the current plan and prior plans, and the existence of statutory required minimum benefits. Facility closure and other costs are recorded when the liability is incurred.
Gaming
Revenue Recognition and Promotional Allowances:   Casino revenue represents the difference between wins and losses from gaming activities. Room, food and beverage and other operating revenues are recognized at the time the goods or services are provided. Tropicana collects taxes from customers at the point of sale on transactions subject to sales and other taxes. Revenues are recorded net of any taxes collected. The majority of our casino revenue is counted in the form of cash and chips and, therefore, is not subject to any significant or complex estimation. The retail value of rooms, food and beverage and other services provided to customers on a complimentary basis is included in gross revenues and then deducted as promotional allowances.
Railcar
Revenue recognition:   Revenues from railcar sales are recognized following completion of manufacturing, inspection, customer acceptance and title transfer, which is when the risk for any damage or loss with respect to the railcars passes to the customer. Revenues from railcar leasing are recognized on a straight-line basis per the terms of the lease. Revenues from railcar and industrial components are recorded at the time of product shipment, in accordance with ARI's contractual terms. Revenue for railcar maintenance services is recognized upon completion and shipment of railcars from ARI's plants. ARI does not currently bundle railcar service contracts with new railcar sales. Revenue for fleet management services is recognized as performed.
Revenues related to consulting type contracts are accounted for under the proportional performance method. Profits expected to be realized on these contracts are based on the total contract revenues and costs based on the estimate of the percentage of project completion. Revenues recognized in excess of amounts billed are recorded to unbilled revenues and included in other assets on the consolidated balance sheets. Billings in excess of revenues recognized on in-progress contracts are recorded to unbilled costs and included in accrued expenses and other liabilities on the consolidated balance sheets. These estimates are reviewed and revised periodically throughout the term of the contracts and any adjustments are recorded on a cumulative basis in the period the revisions are made.
Food Packaging
Revenue Recognition:   Revenues are recognized at the time products are shipped to the customer, under F.O.B shipping point or F.O.B port terms. Revenues are net of discounts, rebates and allowances. Viskase records all labor, raw materials, in-bound freight, plant receiving and purchasing, warehousing, handling and distribution costs as a component of costs of goods sold.
Metals
Revenue Recognition:   PSC Metals' primary source of revenue is from the sale of processed ferrous scrap metal, non-ferrous scrap metals, steel pipe and steel plate. PSC Metals also generates revenues from sales of secondary plate and pipe, the brokering of scrap metals and from services performed. All sales are recognized when title passes to the customer. Revenues from services are recognized as the service is performed. Sales adjustments related to price and weight differences are reflected as a reduction of revenues when settled.
Home Fashion
Revenue Recognition:   WPI records revenue when the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the price to the customer is fixed and determinable and collectability is reasonably assured. Unless otherwise agreed in writing, title and risk of loss pass from WPI to the customer when WPI delivers the merchandise to the designated point of delivery, to the designated point of destination or to the designated carrier, free on board. Provisions for certain rebates, sales incentives, product returns and discounts to customers are recorded in the same period the related revenue is recorded.
Sales Incentives:   Customer incentives are provided to major WPI customers. These incentives begin to accrue when a commitment has been made to the customer and are recorded as a reduction to sales.
Real Estate
Revenue Recognition:   Revenue from real estate sales and related costs are recognized at the time of closing primarily by specific identification. Substantially all of the property comprising our net lease portfolio is leased to others under long-term net leases and we account for these leases in accordance with applicable U.S. GAAP. We account for our leases as follows: (i) under the financing method, (x) minimum lease payments to be received plus the estimated value of the property at the end of the lease are considered the gross investment in the lease and (y) unearned income, representing the difference between gross investment and actual cost of the leased property, is amortized to income over the lease term so as to produce a constant periodic rate of return on the net investment in the lease; and (ii) under the operating method, revenue is recognized as rentals become due, and expenses (including depreciation) are charged to operations as incurred.
Environmental Liabilities
We recognize environmental liabilities when a loss is probable and reasonably estimable. Such accruals are estimated based on currently available information, existing technology and enacted laws and regulations. Such estimates are based primarily upon the estimated cost of investigation and remediation required and the likelihood that other potentially responsible parties will be able to fulfill their commitments at the sites where we may be jointly and severally liable with such parties. We regularly evaluate and revise estimates for environmental obligations based on expenditures against established reserves and the availability of additional information.
Foreign Currency Translation
Exchange adjustments related to international currency transactions and translation adjustments for international subsidiaries whose functional currency is the U.S. dollar (principally those located in highly inflationary economies) are reflected in the consolidated statements of operations. Translation adjustments of international subsidiaries for which the local currency is the functional currency are reflected in the consolidated balance sheets as a component of accumulated other comprehensive income. Deferred taxes are not provided on translation adjustments as the earnings of the subsidiaries are considered to be permanently reinvested.
Adoption of New Accounting Standards
In December 2009, the FASB issued amended standards for determining whether to consolidate a VIE. This standard affects all entities currently within the scope of the Consolidation Topic of the FASB ASC, as well as qualifying special-purpose entities that are currently excluded from the scope of the Consolidation Topic of the FASB ASC. This standard amends the evaluation criteria to identify the primary beneficiary of the VIE and requires ongoing reassessment of whether an enterprise is the primary beneficiary of such VIEs. In addition, this amendment deferred the application of this standard for a reporting entity's interest in an entity if the reporting entity met certain attributes of an investment company. This standard is effective as of the beginning of the first fiscal year beginning after November 15, 2009.
We determined that certain entities within our Investment segment previously met the deferral criteria and, accordingly, we applied the consolidation guidance before the issuance of this standard. Effective March 31, 2011, we applied this guidance for certain entities within our Investment segment in determining whether we are considered the primary beneficiary of such entities. The adoption of this standard did not have an impact on our financial condition, results of operations and cash flows. See Note 3, “Operating Units -  Investment,” for further discussion.
Recently Issued Accounting Standards
In May 2011, the FASB issued Accounting Standard Update (“ASU”) No. 2011-04, which amends ASC Topic 820, Fair Value Measurements and Disclosures . This ASU clarifies among other things, the intent about the application of existing fair value requirements, including those related to highest and best use concepts, and also expands the disclosure requirements for fair value measurements categorized within Level 3 of the fair value hierarchy. This ASU clarifies that a reporting entity should disclose quantitative information about significant unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. Additionally, this ASU expands the disclosures for fair value measurements categorized within Level 3 where a reporting entity will be required to include a description of the valuation processes used and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any. Additional disclosure will also be required for any transfers between Level 1 and Level 2 of the fair value hierarchy of fair value measurements on a gross basis as well as additional disclosure of the level in the fair value hierarchy of assets and liabilities that are not recorded at fair value. For many of the requirements, the FASB does not intend for this ASU to result in a change in the application of the requirements in ASC Topic 820. The guidance in this ASU is to be applied prospectively and is effective during interim and annual periods beginning after December 15, 2011. Early adoption is not permitted. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.
In June 2011, the FASB issued ASU No. 2011-05, which amends ASC Topic 220, Comprehensive Income . The guidance in this ASU is intended to increase the prominence of items reported in other comprehensive income in the financial statements by presenting the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The guidance in this ASU does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. Upon adoption, this update is to be applied retrospectively and is effective during interim and annual periods beginning after December 15, 2011. Early adoption is permitted. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.
In September 2011, the FASB issued ASU No. 2011-08, which amends ASC Topic 350, Intangibles -  Goodwill and Other . The guidance in this ASU permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in ASC Topic 350. Under the amendments in this ASU, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity's financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.
In December 2011, the FASB issued ASU No. 2011-11, which requires new disclosure requirements mandating that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. This ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.
In December 2011, the FASB issued ASU No. 2011-12, which defers certain provisions contained in ASU No. 2011-05 requiring the requirement to present components of reclassifications of other comprehensive income on the face of the income statement or in the notes to the financial statements. However, this deferral does not impact the other requirements contained in the new standard on comprehensive income as described above. This ASU is effective during interim and annual periods beginning after December 15, 2011. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.
Filing Status of Subsidiaries
Federal-Mogul Corporation (“Federal-Mogul”), American Railcar Industries, Inc. (“ARI”) and Tropicana Entertainment Inc. (“Tropicana”) are each a reporting entity under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and file annual, quarterly and current reports and proxy and information statements. Each of these reports is publicly available at www.sec.gov.

Acquisition	6 Months Ended
Jun. 30, 2012
Business Combinations [Abstract]
Acquisition
Acquisition.
Acquisition of CVR Energy, Inc.
On April 18, 2012, IEP Energy LLC (“IEP Energy”), a majority owned subsidiary of Icahn Enterprises Holdings, and certain other affiliates of Icahn Enterprises Holdings (collectively, the “IEP Parties”), entered into a Transaction Agreement (the “Transaction Agreement”) with CVR, with respect to IEP Energy's tender offer (the “Offer”) to purchase all of the issued and outstanding shares of CVR's common stock for a price of $30 per share in cash, without interest, less any applicable withholding taxes, plus one non-transferable contingent cash payment right (the “CCP”) for each share of CVR common stock, which represents the contractual right to receive an additional cash payment per share if a definitive agreement for the sale of CVR is executed on or prior to August 18, 2013 and such transaction closes.
The Offer expired on May 4, 2012. On May 7, 2012, we announced the results of the Offer.  A total of 48,112,317 shares of CVR common stock were validly tendered for $30 per share plus one CCP. As all of the terms and conditions of the Offer had been satisfied, IEP Energy accepted for payment all of the tendered shares, which represented approximately 55% of the outstanding shares of CVR common stock. Following the purchase of these shares, the IEP Parties owned approximately 70% of the outstanding shares of CVR common stock. Subsequent to the expiration of the Offer on May 4, 2012, IEP Energy extended the Offer through May 18, 2012.  As a result of the extension of the Offer and subsequent additional purchases of CVR common stock by IEP Energy, the IEP Parties increased their ownership in CVR.  As of June 30, 2012, IEP Energy owned approximately 82.0% of total outstanding common stock of CVR.
Pursuant to the Transaction Agreement, for a period of 60 days CVR solicited proposals or offers from third parties to acquire it. The 60-day period began on May 24, 2012 and ended on July 23, 2012 without any qualifying offers.
Certain affiliates of Carl C. Icahn, excluding Icahn Enterprises, contributed their shares of CVR common stock for their proportionate share of IEP Energy, and as a result own approximately 6.4% of IEP Energy as of June 30, 2012.
CVR is an independent petroleum refiner and marketer of high value transportation fuels in the mid-continental United States. CVR operates under two business units: petroleum and nitrogen fertilizer. See Note 3, "Operating Units-Energy," for further discussion regarding CVR.
For the six months ended June 30, 2012, we recognized less than $1 million in transaction fees that are included in selling, general and administrative in our consolidated statements of operations. These costs primarily relate to legal, accounting and other professional fees incurred since the first quarter of fiscal 2012 when we announced our intention to acquire a controlling interest in CVR.
Purchase Price Allocation
In accordance with FASB ASC Topic 805, Business Combinations, the application of purchase accounting requires that the total purchase price be allocated to the fair value of assets acquired and liabilities assumed based on their fair values at the acquisition date, with amounts exceeding the fair values recorded as goodwill. If the fair value of the assets acquired and liabilities assumed exceeds the fair value of the consideration given, a bargain purchase has occurred which is recorded as a gain on acquisition. The allocation process requires, among other things, an analysis of acquired fixed assets, contracts and contingencies to identify and record the fair value of all assets acquired and liabilities assumed. We utilized a third-party appraiser to assist us in allocating the purchase price to the fair value of the assets acquired and liabilities assumed.
Estimates of fair value are based on industry data and trends and by reference to relevant market rates and transactions, and discounted cash flow valuation methods, among other factors. The foregoing estimates and assumptions are inherently subject to significant uncertainties and contingencies beyond our reasonable control. The preliminary allocation of the fair value of the assets acquired is subject to additional adjustment to provide us with adequate time to complete the valuation of CVR's assets and liabilities.
The acquisition-date fair value of the equity interest in CVR held by IEP Energy immediately before May 4, 2012, the acquisition date, was $378 million based on a stock price of $30.05 per share of CVR common stock. We recognized a loss of less than $1 million as a result of remeasuring to fair value the equity interest in CVR held by IEP Energy.
In measuring the fair value of the CCP, we analyzed varying scenarios in both a closed-form model as well as a Monte Carlo simulation. As noted above, pursuant to the Transaction Agreement, for a period of 60 days CVR solicited proposals or offers from third parties to acquire it. The 60-day period began on May 24, 2012 and ended on July 23, 2012 without any qualifying offers. Based on this, we concluded that it is highly unlikely that potential acquirers will be identified who will be able to consummate a transaction at a price per share high enough in the requisite time period in order to trigger payment of the CCP. Based on the foregoing considerations, the value of the CCP was deemed to be immaterial.
Prior to obtaining a controlling interest in CVR on May 4, 2012, we recorded net gains of approximately $102 million for the period January 1, 2012 through May 3, 2012 attributable to our ownership of CVR common stock. Such amounts are included in net gain from investment activities in our consolidated statements of operations.
The goodwill of $894 million arising from the acquisition is largely due to certain CVR factors, including CVR's location attributes, trained and assembled workforce, and a deferred tax liability offset adjustment, which arises from the nature of the stock transaction.  Specifically related to locational attributes, CVR is an inland refiner that buys the majority of its crude oil at prices linked to the West Texas Intermediate benchmark and then sells gasoline at prices based on global benchmarks like the North Sea Brent crude.  This is beneficial to CVR because oil production in the North American heartland is rising faster than the inland crude can be piped to available refiners; this oversupply has benefited the gross margins of Midwestern refiners such as CVR.  Based on the results of our preliminary purchase price allocation of CVR, goodwill of $652 million and $242 million was allocated to our Energy segment's petroleum and fertilizer reporting units, respectively. The allocation of goodwill to our Energy segment's reporting units will be subject to additional adjustments as we finalize our purchase price allocation.  None of the goodwill recognized is deductible for income tax purposes.
The fair value of the non-controlling interest in CVR Partners LP ("CVR LP") was estimated by applying a form of the income approach.  Key assumptions include growth rates and discount rates that ultimately result in a terminal value of approximately 6.5 times terminal earnings before interest, taxes, depreciation and amortization, which is consistent with the financial multiples observed for entities deemed similar to CVR LP.  We determined that adjustments to pro-rata value related to lack of control or lack of marketability attributes that market participants may consider when estimating the fair value of the non-controlling interest in CVR LP are immaterial.  This is due to the fact that CVR LP is a publicly traded entity that is operated in an efficient manner by an experienced management team and we do not believe that there is a material difference between controlling and non-controlling cash flows in the instant case.
The following table summarizes the consideration paid for CVR and amounts of the estimated fair values of identifiable assets acquired and liabilities assumed, as well as the fair value of the non-controlling interest in CVR as of May 4, 2012:

May 4, 2012
(in millions)
Cash paid for acquisition of CVR	$1,754
IEP Parties equity interest in CVR prior to acquisition of controlling interest(1)	378
Total purchase price	$2,132

Preliminary purchase price allocation:
Property, plant and equipment	$2,587
Intangible assets	358
Debt	(912)
Deferred tax liabilities	(827)
Other assets and liabilities, net	805
Fair value of identifiable net assets acquired	2,011
Fair value of non-controlling interests	(773)
Goodwill	894
$2,132
(1) Based on the Offer price of $30 per share of CVR common stock.
Unaudited Pro Forma Financial Information
The summary unaudited pro forma financial information presented below for the six months ended June 30, 2012 and 2011 give effect to the CVR acquisition as if it had occurred on January 1, 2011. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable. On December 15, 2011, CVR completed the acquisition of all the issued and outstanding shares of the Gary-Williams Energy Corporation ("GWEC"), including its two wholly owned subsidiaries (the "Wynnewood Acquisition"). The Wynnewood Acquisition was accounted for under the purchase method of accounting and, as such, CVR's results of operations include GWEC's results from operations from the periods commencing December 16, 2011. The unaudited pro forma condensed financial information presented below include the historical results of operations of CVR for the six months ended June 30, 2011 as adjusted for the pro forma effects of the acquisition of GWEC by CVR as if CVR had acquired GWEC on January 1, 2011. The unaudited pro forma financial information do not necessarily represent what would have occurred if the transaction had taken place in the respective periods and should not be taken as representative of our future consolidated results of operations.

	Six months ended June 30,
	2012	2011
	(in millions)
Revenues	$9,547	$10,061
Net income	490	1,385
Net income attributable to Icahn Enterprises Holdings	262	682

Operating Units	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Operating Units [Abstract]
Operating Units
Operating Units.
Investment
Icahn Onshore LP (the “Onshore GP”) and Icahn Offshore LP (the “Offshore GP” and, together with the Onshore GP, the “General Partners”) act as general partner of Icahn Partners LP (the “Onshore Fund”) and the Offshore Master Funds (as defined herein), respectively. The General Partners provide investment advisory and certain administrative and back office services to the Investment Funds (as defined below) but do not provide such services to any other entities, individuals or accounts. Interests in the Investment Funds had been previously offered only to certain sophisticated and qualified investors on the basis of exemptions from the registration requirements of the federal securities laws and were not (and still are not) publicly available. The “Offshore Master Funds” consist of (i) Icahn Partners Master Fund LP ("Master Fund I"), (ii) Icahn Partners Master Fund II LP ("Master Fund II") and (iii) Icahn Partners Master Fund III LP ("Master Fund III"). The Onshore Fund and the Offshore Master Funds are collectively referred to herein as the “Investment Funds.” In addition, as discussed elsewhere in this Quarterly Report on Form 10-Q, the “Offshore Funds” consist of (i) Icahn Fund Ltd., (ii) Icahn Fund II Ltd. and (iii) Icahn Fund III Ltd.
Prior to March 31, 2011, our Investment segment's revenues were affected by the combination of fee-paying assets under management (“AUM”) and the investment performance of the Investment Funds. The General Partners were entitled to receive an incentive allocation and special profits interest allocation from the Investment Funds which were accrued on a quarterly basis and were allocated to the General Partners at the end of the Investment Funds' fiscal year (or sooner on redemptions) assuming there were sufficient net profits to cover such amounts. As a result of the return of fee-paying capital as described below, no further incentive allocations or special profits interest allocations will accrue for periods subsequent to March 31, 2011.
As more fully disclosed in a letter to investors in the Investment Funds filed with the SEC on Form 8-K by Icahn Enterprises on March 7, 2011, the Investment Funds returned all fee-paying capital to their investors during fiscal 2011. Payments were funded through cash on hand and borrowings under existing credit lines.
As a result of returning fee-paying capital to its investors on March 31, 2011, each of the Investment Funds no longer meets the criteria of an investment company as set forth in FASB ASC Paragraph 946-10-15-2, Financial Services-Investment Companies, and, therefore, the application of FASB ASC Section 946-810-45, Financial Services-Investment Companies-Consolidation, is no longer applicable effective March 31, 2011. This change has no material effect on our consolidated financial statements as the Investment Funds would account for their investments as trading securities pursuant to FASB ASC Topic 320, Investments-Debt and Equity Securities, effective March 31, 2011. For those investments that fall outside the scope of FASB ASC Topic 320, or for those investments in which the Investment Funds would otherwise have been required to account for under the equity method, the Investment Funds apply the fair value option to such investments. See Note 5, "Investments and Related Matters-Investment," for further discussion regarding this reconsideration event and its consolidation impact.
As a result of the return of fee-paying capital as described above, a special profits interest allocation of $9 million and an incentive allocation of $7 million were allocated to the General Partners at March 31, 2011. No further special profits interest allocation or incentive allocation will accrue in periods subsequent to March 31, 2011.
The fair value of our interest in the Investment Funds was approximately $2.1 billion and $3.1 billion as of June 30, 2012 and December 31, 2011, respectively.
Automotive
We conduct our Automotive segment through our majority ownership in Federal-Mogul.  Federal-Mogul is a leading global supplier of technology and innovation in vehicle and industrial products for fuel economy, emissions reduction, alternative energies, environment and safety systems. Federal-Mogul serves the world's foremost original equipment manufacturers and servicers (“OE”) of automotive, light, medium and heavy-duty commercial vehicles, off-road, agricultural, marine, rail, aerospace, power generation and industrial equipment, as well as the worldwide aftermarket.  As of June 30, 2012, Federal-Mogul was organized into four product groups: Powertrain Energy ("PTE"), Powertrain Sealing and Bearings ("PTSB"), Vehicle Safety and Protection ("VSP") and Global Aftermarket.
As of June 30, 2012, we owned approximately 77.2% of the total outstanding common stock of Federal-Mogul.
As previously announced, the board of directors of Federal-Mogul decided to segment Federal-Mogul's operating businesses into two separate and independent divisions. One division will focus primarily on the manufacture and sale of powertrain products to original equipment manufacturers while the other will consist of Federal-Mogul's global aftermarket as well as its brake, chassis and wipers businesses. Federal-Mogul has initiated several actions in connection with the creation of the two operating divisions, including the hiring of a new Chief Executive Officer for the aftermarket division and the identification of facilities that will be managed by each division.
Federal-Mogul's customers include the world's largest light and commercial vehicle OEs and major distributors and retailers in the independent aftermarket. Federal-Mogul has operations in established markets including Canada, France, Germany, Italy, Japan, Spain, Sweden, the United Kingdom and the United States, and developing markets including Argentina, Brazil, China, Czech Republic, Hungary, India, Korea, Mexico, Poland, Russia, South Africa, Thailand, Turkey and Venezuela. The attendant risks of Federal-Mogul's international operations are primarily related to currency fluctuations, changes in local economic and political conditions and changes in laws and regulations.
Accounts Receivable, net
Federal-Mogul's subsidiaries in Brazil, France, Germany, Italy and the United States are party to accounts receivable factoring and securitization facilities. Gross accounts receivable transferred under these facilities were $207 million and $203 million as of June 30, 2012 and December 31, 2011, respectively. Of those gross amounts, $207 million and $202 million, respectively, qualify as sales as defined in FASB ASC Topic 860, Transfers and Servicing. The remaining transferred receivables were pledged as collateral and accounted for as secured borrowings and recorded in the consolidated balance sheets within accounts receivable, net and debt. Under the terms of these facilities, Federal-Mogul is not obligated to draw cash immediately upon the transfer of accounts receivable. As of both June 30, 2012 and December 31, 2011, Federal-Mogul had no outstanding transferred receivables for which cash had not yet been drawn. Proceeds from the transfers of accounts receivable qualifying as sales were $363 million and $510 million for the three months ended June 30, 2012 and 2011, respectively, and $776 million and $923 million for the six months ended June 30, 2012 and 2011, respectively.
For the three months ended June 30, 2012 and 2011, expenses associated with transfers of receivables were $2 million and $3 million, respectively, and were recorded in the consolidated statements of operations within other (loss) income, net. For the six months ended June 30, 2012 and 2011, expenses associated with transfers of receivables were $3 million and $5 million, respectively. Where Federal-Mogul receives a fee to service and monitor these transferred receivables, such fees are sufficient to offset the costs and as such, a servicing asset or liability is not incurred as a result of such activities. Certain of the facilities contain terms that require Federal-Mogul to share in the credit risk of the sold receivables. The maximum exposures to Federal-Mogul associated with certain of these facilities' terms were $23 million for each of June 30, 2012 and December 31, 2011. Based on Federal-Mogul's analysis of the creditworthiness of its customers on which such receivables were sold and outstanding as of June 30, 2012 and December 31, 2011, Federal-Mogul estimated the loss to be immaterial.
Restructuring
During the three months ended June 30, 2012 and 2011, Federal-Mogul recorded $8 million and $0 million in restructuring charges, respectively. During the six months ended June 30, 2012 and 2011, Federal-Mogul recorded $14 million and $1 million in restructuring charges, respectively. As discussed below, the restructuring charges for the three months ended June 30, 2012 consist of employee-related costs related to a restructuring plan ("Restructuring 2012") announced in June 2012. The restructuring charges for the six months ended June 30, 2012 consist of employee costs related to Restructuring 2012 and headcount reduction actions associated with the aftermarket.
In June 2012, Federal-Mogul announced Restructuring 2012 to reduce or eliminate capacity at several high-cost VSP facilities and transfer production to lower-cost locations. Restructuring 2012 is anticipated to be completed within two years. In connection with the initial phase of Restructuring 2012, Federal-Mogul expects to incur restructuring charges totaling approximately $42 million, of which $31 million relate to employee costs and $11 million relate to facility costs.
 Thailand Manufacturing Facility Flood
In October 2011, a flood occurred at one of Federal-Mogul's manufacturing facilities in Ayutthaya, Thailand. This facility was partially submerged in the flood waters for a period of approximately six weeks, resulting in extensive damage to the facility and the loss of substantially all of its related equipment and inventory. A substantial portion of operations at the facility is currently suspended.
In addition to other coverage, Federal-Mogul believes its insurance policies provide for replacement of damaged property, sales value of destroyed inventory, reimbursement for losses due to interruption of business operations and reimbursement of expenditures incurred to restore operations. In February and April 2012, Federal-Mogul received $25 million and $5 million, respectively, in cash advances from its insurance carrier related to the flooding. Federal-Mogul has insurance recoverables of $0 million and $21 million recorded as of June 30, 2012 and December 31, 2011, respectively.
Pending Acquisition
On July 2, 2012, Federal-Mogul announced a definitive agreement to purchase the BERU spark plug business from BorgWarner Inc. This transaction is currently pending customary closing conditions and consultations, including competition authorities. This pending acquisition will add approximately $80 million in annualized sales to our Automotive segment.
Energy
We conduct our Energy segment through our majority ownership in CVR. We acquired a controlling interest in CVR on May 4, 2012. Refer to Note 2, "Acquisition," for further details.  CVR is an independent petroleum refiner and marketer of high value transportation fuels in the mid-continental United States. CVR operates under two business units: petroleum and nitrogen fertilizer. In addition, CVR owns the general partner and approximately 70% of the common units of CVR LP, a publicly traded limited partnership that is an independent producer and marketer of upgraded nitrogen fertilizers in the form of ammonia and urea ammonia nitrate, or UAN.
As of June 30, 2012, Icahn Enterprises Holdings owns 76.8% of the total outstanding common stock of CVR.
The following CVR entities are referenced elsewhere in this Quarterly Report on Form 10-Q: Coffeyville Resources, LLC ("CRLLC"); Coffeyville Resources Refining & Marketing, LLC ("CRRM") and Coffeyville Resources Nitrogen Fertilizers, LLC ("CRNF").
Petroleum business. CVR's petroleum business includes a 115,000 bpd complex full coking medium-sour crude oil refinery in Coffeyville, Kansas and a 70,000 bpd crude oil unit refinery in Wynnewood, Oklahoma. In addition, CVR's supporting businesses include (1) a crude oil gathering system with a gathering capacity of approximately 40,000 bpd serving Kansas, Oklahoma, western Missouri, southwestern Nebraska and Texas, (2) a rack marketing division supplying product through tanker trucks directly to customers located in close geographic proximity to Coffeyville, Kansas and Wynnewood, Oklahoma and at throughput terminals on Magellan and NuStar Energy, LP's ("NuStar") refined products distribution systems, (3) a 145,000 bpd pipeline system (supported by approximately 350 miles of CVR's owned and leased pipeline) that transports crude oil to its Coffeyville refinery from its Broome Station tank farm and associated crude oil storage tanks with a capacity of 1.2 million barrels, (4) crude oil storage tanks with a capacity of 0.5 million barrels in Wynnewood, Oklahoma, (5) an additional 3.3 million barrels of leased storage capacity located in Cushing, Oklahoma and other locations and (6) 1.0 million barrels of company owned crude oil storage in Cushing, Oklahoma.
CVR's Coffeyville refinery is situated approximately 100 miles northeast of Cushing, Oklahoma, one of the largest crude oil trading and storage hubs in the United States and its Wynnewood refinery is approximately 130 miles southwest of Cushing. Cushing is supplied by numerous pipelines from U.S. domestic locations including Canada. The early June 2012 reversal of the Seaway Pipeline that now flows from Cushing, OK to the U. S. Gulf Coast has eliminated CVR's ability to source foreign waterborne crude oil from around the world, as well as deepwater U.S. Gulf of Mexico produced sweet and sour crude oil grades. In addition to rack sales (sales which are made at terminals into third party tanker trucks), CVR makes bulk sales (sales through third party pipelines) into the mid-continent markets via Magellan and into Colorado and other destinations utilizing the product pipeline networks owned by Magellan, Enterprise Products Operating, L.P., and NuStar.
Crude oil is supplied to CVR's Coffeyville refinery through its gathering system and by a Plains pipeline from Cushing, Oklahoma. CVR maintains capacity on the Spearhead and Keystone pipelines from Canada to Cushing. CVR also maintains leased storage in Cushing to facilitate optimal crude oil purchasing and blending. CVR's Coffeyville refinery blend consists of a combination of crude oil grades, including onshore and offshore domestic grades, various Canadian medium and heavy sours and sweet synthetics. CVR's Wynnewood refinery is capable of processing a variety of crudes, including West Texas sour, West Texas Intermediate, sweet and sour Canadian and other U.S. domestically produced crude oils. The access to a variety of crude oils coupled with the complexity of CVR's refineries allows CVR to purchase crude oil at a discount to WTI.
Nitrogen fertilizer business. The nitrogen fertilizer business consists of CVR's interest in CVR LP. CVR owns the general partner of CVR LP and approximately 70% of the common units of CVR LP. The nitrogen fertilizer business consists of a nitrogen fertilizer manufacturing facility that is the only operation in North America that utilizes a petroleum coke, or pet coke, gasification process to produce nitrogen fertilizer. The facility includes a 1,225 ton-per-day ammonia unit, a 2,025 ton-per-day UAN unit and a gasifier complex having a capacity of 84 million standard cubic feet per day of hydrogen. The gasifier is a dual-train facility, with each gasifier able to function independently of the other, thereby providing redundancy and improving reliability. In 2011, the nitrogen fertilizer business produced 411,189 tons of ammonia, of which approximately 72% was upgraded into 714,130 tons of UAN.
CVR LP's growth strategy includes expanding production of UAN and acquiring additional infrastructure and production assets. CVR LP is moving forward with a significant two-year plant expansion designed to increase CVR's UAN production capacity by 400,000 tons, or approximately 50%, per year. CVR LP anticipates completion of its two-year UAN plant expansion by January 1, 2013.
The primary raw material feedstock utilized in the nitrogen fertilizer production process is pet coke, which is produced during the crude oil refining process. In contrast, substantially all of the nitrogen fertilizer business' competitors use natural gas as their primary raw material feedstock. Historically, pet coke has been significantly less expensive than natural gas on a per ton of fertilizer produced basis and pet coke prices have been more stable when compared to natural gas prices. The nitrogen fertilizer business currently purchases most of its pet coke from CRRM pursuant to a long-term agreement having an initial term that ends in 2027, subject to renewal. On average, during the past five years, over 70% of the pet coke utilized by the nitrogen fertilizer plant was produced and supplied by CVR Energy's crude oil refinery in Coffeyville.
Gaming
We conduct our Gaming segment through our majority ownership in Tropicana. Tropicana currently owns and operates a diversified, multi-jurisdictional collection of casino gaming properties. The eight casino facilities it operates feature approximately 381,000 square feet of gaming space with 7,128 slot machines, 229 table games and 6,045 hotel rooms with three casino facilities located in Nevada and one in each of Mississippi, Indiana, Louisiana, New Jersey and Aruba.
On March 8, 2010, (the ''Effective Date''), Tropicana completed the acquisition of certain assets of its predecessor, Tropicana Entertainment, LLC, and certain subsidiaries and affiliates thereof (together, the ''Predecessors'') and Tropicana Resort and Casino-Atlantic City (''Tropicana AC''). Such transactions, referred to as the ''Restructuring Transactions,'' were effected pursuant to the Joint Plan of Reorganization of Tropicana Entertainment, LLC (''Tropicana LLC'') and Certain of Its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code, filed with the United States Bankruptcy Court for the District of Delaware on January 8, 2009, as amended (the ''Plan''). As a result of the Restructuring Transactions pursuant to the Plan, the Investment Funds received shares of Tropicana common stock.
On November 15, 2010, the Investment Funds acquired 668,000 additional shares of Tropicana common stock. As a result of this purchase, the Investment Funds held, in the aggregate, 13,538,446 shares of Tropicana common stock, representing approximately 51.5% of the outstanding shares of Tropicana common stock. The additional purchase of shares of Tropicana common stock gave the Investment Funds a controlling interest and required us to consolidate Tropicana's financial results effective November 15, 2010.
On April 29, 2011, the Investment Funds made a distribution-in-kind of 13,538,446 shares of Tropicana common stock with a value of $216 million to us in redemption of $216 million of our limited and general partner interests in the Investment Funds. The distribution transferred the ownership of the Tropicana common stock held by the Investment Funds directly to us. As a result of this transaction, we directly owned 51.5% of Tropicana's outstanding common stock. This distribution increased equity attributable to Icahn Enterprises Holdings by $27 million and decreased equity attributable to non-controlling interests by $27 million, representing the basis difference between the redemption value determined as of April 29, 2011.
In connection with Tropicana's completion of the Restructuring Transactions, Tropicana entered into a credit agreement, dated as of December 29, 2009 (the ''Exit Facility''). Each of the Investment Funds was a lender under the Exit Facility and, in the aggregate, collectively held over 50% of the loans thereunder. On June 30, 2011, the Investment Funds made a distribution-in-kind of the loans under the Exit Facility with a value of $71 million to us in redemption of $71 million of our general partner interests in the Investment Funds. The distribution transferred the ownership of the loans under the Exit Facility held by the Investment Funds directly to us. As a result of this transaction, we directly owned over 50% of the loans under the Exit Facility. In March 2012, Tropicana paid in full its Exit Facility and the Revolving Facility was canceled therewith. See Note 11, "Debt," for further discussion.
During the six months ended June 30, 2012, we acquired additional shares of Tropicana common stock.  As of June 30, 2012, we owned approximately 65.1% of the total outstanding common stock of Tropicana.
Railcar
We conduct our Railcar segment through our majority ownership in ARI. ARI manufactures railcars, which are offered for sale or lease, custom designed railcar parts and other industrial products, primarily aluminum and special alloy steel castings. These products are sold to various types of companies including leasing companies, railroads, industrial companies and other non-rail companies. ARI leases railcars that it manufactures to certain markets. ARI provides railcar repair and maintenance services for railcar fleets. In addition, ARI provides fleet management, maintenance, engineering and field services for railcars owned by certain customers. Such services include maintenance planning, project management, tracking and tracing, regulatory compliance, mileage audit, rolling stock taxes and online service access.
As of June 30, 2012, we owned approximately 55.6% of the total outstanding common stock of ARI.
Food Packaging
We conduct our Food Packaging segment through our majority ownership in Viskase Companies, Inc. ("Viskase"). Viskase is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry. Viskase currently operates eight manufacturing facilities and ten distribution centers throughout North America, Europe, South America and Asia and derives approximately 69% of its total net sales from customers located outside the United States. Viskase believes it is one of the two largest manufacturers of non-edible cellulosic casings for processed meats and one of the three largest manufacturers of non-edible fibrous casings. Viskase has completed the construction of a shirring plant in the Philippines to serve the Asian market. The plant is operating on a limited basis and will be scaled up over several years in accordance with our growth expectations for the Asian market. The 2012 capital investment, including machinery, was $5 million for the Philippines project, with a total capital investment to date of $11 million on the project. We anticipate that an additional $5 million of equipment will be added during the remainder of fiscal 2012 through the year ending December 31, 2016.
As of June 30, 2012, we owned approximately 71.4% of the total outstanding common stock of Viskase.
Metals
We conduct our Metals segment through our indirect wholly owned subsidiary, PSC Metals, Inc. (“PSC Metals”). PSC Metals collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers including electric-arc furnace mills, integrated steel mills, foundries, secondary smelters and metals brokers. PSC Metals' ferrous products include busheling, plate and structural, shredded, sheared and bundled scrap metal and other purchased scrap metal such as turnings (steel machining fragments), cast furnace iron and broken furnace iron. PSC Metals processes the scrap into a size, density and purity required by customers to meet their production needs. PSC Metals also processes non-ferrous metals including aluminum, copper, brass, stainless steel and nickel-bearing metals. Non-ferrous products are a significant raw material in the production of aluminum and copper alloys used in manufacturing. PSC Metals also operates a steel products business that includes the supply of secondary plate and structural grade pipe that is sold into niche markets for counterweights, piling and foundations, construction materials and infrastructure end-markets.
Real Estate
Our Real Estate segment consists of rental real estate, property development and resort activities.
As of June 30, 2012, we owned 30 rental real estate properties. Our property development operations are run primarily through Bayswater Development LLC, a real estate investment, management and development subsidiary that focuses primarily on the construction and sale of single-family and multi-family homes, lots in subdivisions and planned communities and raw land for residential development. Our New Seabury development property in Cape Cod, Massachusetts and our Grand Harbor and Oak Harbor development property in Vero Beach, Florida each include land for future residential development of approximately 324 and 870 units of residential housing, respectively. Both developments operate golf and resort operations as well.
As of June 30, 2012 and December 31, 2011, $75 million and $77 million, respectively, of the net investment in financing leases and net real estate leased to others which is included in property, plant and equipment, net, were pledged to collateralize the payment of nonrecourse mortgages payable.
Home Fashion
We conduct our Home Fashion segment through our indirect wholly owned subsidiary, WestPoint Home LLC (“WPH”), a manufacturer and distributor of home fashion consumer products. WPH is engaged in the business of manufacturing, sourcing, designing, marketing, distributing and selling home fashion consumer products. WPH markets a broad range of manufactured and sourced bed, bath and basic bedding products, including sheets, pillowcases, bedspreads, quilts, comforters and duvet covers, featherbeds, bath and beach towels, bath accessories, bed skirts, bed pillows, flocked blankets, woven blankets and throws, and mattress pads. WPH recognizes revenue primarily through the sale of home fashion products to a variety of retail and institutional customers. In addition, WPH receives a small portion of its revenues through the licensing of its trademarks.
WPH has transitioned the majority of its manufacturing to low-cost countries but continues to maintain its corporate offices and certain distributions operations in the United States.
Effective as of March 1, 2012, pursuant to an internal reorganization WestPoint Home, Inc. (a wholly owned indirect subsidiary of WestPoint International, LLC (“WPI”), a subsidiary through which we had previously conducted our Home Fashion business) merged into our newly created wholly owned indirect subsidiary (which was formed as a Delaware limited liability company solely for the purposes of such merger) and continued its business as a limited liability company under the name WestPoint Home LLC. In referencing WPH, we refer to WestPoint Home Inc. and WestPoint Home LLC interchangeably because the business profile of our Home Fashion segment's business did not change as a result of this reorganization.
A relatively small number of customers have historically accounted for a significant portion of WPH's net sales. WPH had five customers who accounted for approximately 61% and 52% of WPH's net sales for the six months ended June 30, 2012 and 2011, respectively.

Operating Units.
Investment
Icahn Onshore LP (the “Onshore GP”) and Icahn Offshore LP (the “Offshore GP” and, together with the Onshore GP, the “General Partners”) act as general partner of Icahn Partners LP (the “Onshore Fund”) and the Offshore Master Funds (as defined herein), respectively. The General Partners provide investment advisory and certain administrative and back office services to the Investment Funds (as defined below) but do not provide such services to any other entities, individuals or accounts. Interests in the Investment Funds had been previously offered only to certain sophisticated and qualified investors on the basis of exemptions from the registration requirements of the federal securities laws and were not (and still are not) publicly available. The “Offshore Master Funds” consist of (i) Icahn Partners Master Fund LP (“Master Fund I”), (ii) Icahn Partners Master Fund II LP (“Master Fund II”) and (iii) Icahn Partners Master Fund III LP (“Master Fund III”). The Onshore Fund and the Offshore Master Funds are collectively referred to herein as the “Investment Funds.” In addition, as discussed elsewhere in this prospectus, the “Offshore Funds” consist of (i) Icahn Fund Ltd., (ii) Icahn Fund II Ltd. and (iii) Icahn Fund III Ltd.
Prior to March 31, 2011, our Investment segment's revenues were affected by the combination of fee-paying assets under management (“AUM”) and the investment performance of the Investment Funds. The General Partners were entitled to receive an incentive allocation and special profits interest allocation from the Investment Funds which were accrued on a quarterly basis and were allocated to the General Partners at the end of the Investment Funds' fiscal year (or sooner on redemptions) assuming there were sufficient net profits to cover such amounts. As a result of the return of fee-paying capital as described below, no further incentive allocations or special profits interest allocations will accrue for periods subsequent to March 31, 2011.
As more fully disclosed in a letter to investors in the Investment Funds filed with the SEC on Form 8-K on March 7, 2011, the Investment Funds returned all fee-paying capital to their investors during fiscal 2011. Payments were funded through cash on hand and borrowings under existing credit lines.
As a result of returning fee-paying capital to its investors on March 31, 2011, each of the Investment Funds no longer meets the criteria of an investment company as set forth in FASB ASC Paragraph 946-10-15-2, Financial Services - Investment Companies, and, therefore, the application of FASB ASC Section 946-810-45, Financial Services - Investment Companies - Consolidation , is no longer applicable effective March 31, 2011. This change has no material effect on our consolidated financial statements as the Investment Funds would account for their investments as trading securities pursuant to FASB ASC Topic 320, Investments - Debt and Equity Securities, effective March 31, 2011. For those investments that fall outside the scope of FASB ASC Topic 320, or for those investments in which the Investment Funds would otherwise have been required to account for under the equity method, the Investment Funds apply the fair value option to such investments. See Note 5, “Investments and Related Matters -  Investment,” for further discussion regarding this reconsideration event and its consolidation impact.
As a result of the return of fee-paying capital as described above, a special profits interest allocation of $9 million was allocated to the General Partners at March 31, 2011. No further special profits interest allocation will accrue in periods subsequent to March 31, 2011. A special profits interest allocation accrual of $45 million and $154 million was made for the years ended December 31, 2010 and 2009, respectively.
As a result of the return of fee-paying capital as described above, an incentive allocation of $7 million was allocated to the General Partners at March 31, 2011. No further incentive allocation will accrue in periods subsequent to March 31, 2011. Incentive allocations for the year ended December 31, 2010 were $5 million. There was no incentive allocation for the year ended December 31, 2009.
The fair value of our interest in the Investment Funds was approximately $3.1 billion and $2.6 billion as of December 31, 2011 and 2010, respectively.
Automotive
We conduct our Automotive segment through our majority ownership in Federal-Mogul. Federal-Mogul is a leading global supplier of technology and innovation in vehicle and industrial products for fuel economy, emissions reduction, alternative energies, environment and safety systems. Federal-Mogul serves the world's foremost original equipment manufacturers (“OEM”) of automotive, light commercial, heavy-duty, industrial, agricultural, aerospace, marine, rail and off-road vehicles, as well as the worldwide aftermarket. As of December 31, 2011, Federal-Mogul is organized into four product groups: Powertrain Energy (“PTE”), Powertrain Sealing and Bearings (“PTSB”), Vehicle Safety and Protection (“VSP”), and Global Aftermarket.
Federal-Mogul believes that its sales are well-balanced between OEM and aftermarket, as well as domestic and international markets. Federal-Mogul's customers include the world's largest light and commercial vehicle OEMs and major distributors and retailers in the independent aftermarket. Federal-Mogul has operations in established markets including Canada, France, Germany, Italy, Japan, Spain, Sweden, the United Kingdom and the United States, and emerging markets including Argentina, Brazil, China, Czech Republic, Hungary, India, Korea, Mexico, Poland, Russia, South Africa, Thailand, Turkey and Venezuela. The attendant risks of Federal-Mogul's international operations are primarily related to currency fluctuations, changes in local economic and political conditions and changes in laws and regulations.
During fiscal 2011, we acquired additional shares of Federal-Mogul common stock. As of December 31, 2011, we owned approximately 77.2% of the total outstanding common stock of Federal-Mogul.
Accounts Receivable, net
Federal-Mogul's subsidiaries in Brazil, France, Germany, Italy, Japan, Spain and the United States are party to accounts receivable factoring and securitization facilities. Gross accounts receivable transferred under these facilities were $203 million and $211 million as of December 31, 2011 and 2010, respectively. Of those gross amounts, $202 million and $210 million, respectively, qualify as sales as defined in FASB ASC Topic 860, Transfers and Servicing . The remaining transferred receivables were pledged as collateral and accounted for as secured borrowings and recorded in the consolidated balance sheets within accounts receivable, net and debt. Under the terms of these facilities, Federal-Mogul is not obligated to draw cash immediately upon the transfer of accounts receivable. Thus, as of December 31, 2011 and 2010, Federal-Mogul had outstanding transferred receivables for which cash of an immaterial amount and $1 million, respectively, had not yet been drawn. Proceeds from the transfers of accounts receivable qualifying as sales were approximately $1.7 billion and $1.3 billion for the year ended December 31, 2011 and 2010, respectively.
For the years ended December 31, 2011, 2010 and 2009, expenses associated with transfers of receivables of $9 million, $6 million and $4 million, respectively, were recorded in the consolidated statements of operations within other income (loss), net. Where Federal-Mogul receives a fee to service and monitor these transferred receivables, such fees are sufficient to offset the costs and as such, a servicing asset or liability is not incurred as a result of such activities. Certain of the facilities contain terms that require Federal-Mogul to share in the credit risk of the sold receivables. The maximum exposures to Federal-Mogul associated with certain of these facilities' terms were $23 million and $32 million as of December 31, 2011 and 2010, respectively. Based on Federal-Mogul's analysis of the creditworthiness of its customers on which such receivables were sold and outstanding as of December 31, 2011 and 2010, Federal-Mogul estimated the loss to be immaterial.
Restructuring
Federal-Mogul's restructuring activities are undertaken as necessary to execute its strategy and streamline operations, consolidate and take advantage of available capacity and resources, and ultimately achieve net cost reductions. Restructuring activities include efforts to integrate and rationalize Federal-Mogul's businesses and to relocate manufacturing operations to best cost markets.
Federal-Mogul's restructuring charges are comprised of two types: employee costs (principally termination benefits) and facility closure costs. Termination benefits are accounted for in accordance with FASB ASC Topic 712, Compensation - Nonretirement Post-employment Benefits , and are recorded when it is probable that employees will be entitled to benefits and the amounts can be reasonably estimated. Estimates of termination benefits are based on the frequency of past termination benefits, the similarity of benefits under the current plan and prior plans, and the existence of statutory required minimum benefits. Facility closure and other costs are accounted for in accordance with FASB ASC Topic 420, Exit or Disposal Cost Obligation , and are recorded when the liability is incurred.
Estimates of restructuring charges are based on information available at the time such charges are recorded. In certain countries where Federal-Mogul operates, statutory requirements include involuntary termination benefits that extend several years into the future. Accordingly, severance payments continue well past the date of termination at many international locations. Thus, these programs appear to be ongoing when, in fact, terminations and other activities under these programs have been substantially completed.
Federal-Mogul expects to finance its restructuring programs through cash generated from its ongoing operations or through cash available under its existing credit facility, subject to the terms of applicable covenants. Federal-Mogul does not expect that the execution of these programs will have an adverse impact on its liquidity position.
An unprecedented downturn in the global automotive industry and global financial markets led Federal-Mogul to announce, in September and December 2008, certain restructuring actions, herein referred to as “Restructuring 2009,” designed to improve operating performance and respond to increasingly challenging conditions in the global automotive market. Federal-Mogul did not record any net restructuring charges related to Restructuring 2009 for the year ended December 31, 2011. Federal-Mogul does not expect to incur additional restructuring charges through the fiscal year ending December 31, 2012 (“fiscal 2012”). Total cumulative restructuring charges related to Restructuring 2009 through December 31, 2011 were $157 million, of which $147 million were employee costs and $10 million were facility closure costs.
As of December 31, 2010, the accrued liability balance relating to all restructuring programs was $24 million. For the years ended December 31, 2011, 2010 and 2009, Federal-Mogul incurred $5 million, $8 million and $32 million of net restructuring charges, respectively. For the year ended December 31, 2011, Federal-Mogul paid $21 million of restructuring charges. As of December 31, 2011, the accrued liability balance was $8 million, and is included in accrued expenses and other liabilities in our consolidated balance sheets.
Due to the inherent uncertainty involved in estimating restructuring expenses, actual amounts paid for such activities may differ from amounts initially estimated. Accordingly, previously recorded liabilities of $4 million, $8 million and $47 million were reversed for the year ended December 31, 2011, 2010 and 2009, respectively. Such reversals result from: changes in estimated amounts to accomplish previously planned activities; changes in expected (based on historical practice) outcome of negotiations with labor unions, which reduced the level of originally committed actions; newly implemented government employment programs, which lowered the expected cost; and changes in approach to accomplish restructuring activities.
Currency Matters
Federal-Mogul has operated an aftermarket distribution center in Venezuela for several years, supplying imported replacement automotive parts to the local independent aftermarket. Since 2005, two exchange rates have existed in Venezuela: the official rate, which had been frozen since 2005 at 2.15 bolivars per U.S. dollar; and the parallel rate, which floats at a rate much higher than the official rate. Given the existence of the two rates in Venezuela, Federal-Mogul deemed the official rate was appropriate for the purpose of conversion into U.S. dollars at December 31, 2009 based on no positive intent to repatriate cash at the parallel rate and demonstrated ability to repatriate cash at the official rate.
Near the end of 2009, the three-year cumulative inflation rate for Venezuela was above 100%, which requires the Venezuelan operation to report its results as though the U.S. dollar is its functional currency in accordance with FASB ASC Topic 830, Foreign Currency Matters , commencing January 1, 2010 (“inflationary accounting”). The impact of this transition to a U.S. dollar functional currency requires that any change in the U.S. dollar value of bolivar denominated monetary assets and liabilities be recognized directly in earnings.
On January 8, 2010, the Venezuelan government devalued its currency. During the year ended December 31, 2010, Federal-Mogul recorded $25 million in foreign currency exchange expense due to this currency devaluation.
The remaining Venezuelan cash balance of $12 million as of December 31, 2011 is expected to be used to pay intercompany balances for the purchase of product and to pay dividends, subject to local government restrictions.
Impairment
Our Automotive segment recorded $48 million, $2 million and $17 million of impairment charges for the years ended December 31, 2011, 2010 and 2009, respectively.
The $48 million of impairment charge for fiscal 2011 relates to the impairment of certain indefinite-lived intangible assets of $37 million which is further discussed in detail in Note 8, “Goodwill and Intangible Assets, Net,” and $11 million of impairment charges primarily related to the identification of machinery and equipment that were no longer in use by Federal-Mogul and the establishment of asset retirement obligations related to facilities that are closed. The $2 million of impairment charge for fiscal 2010 primarily related to impairment charges of $7 million related to the identification of machinery and equipment that were no longer in use by Federal-Mogul, offset by a net credit of $5 million related to goodwill and intangible asset impairment charge due to the reassessment of fiscal 2008 impairment analysis. See Note 8, “Goodwill and Intangible Assets, Net,” for further discussion. The $17 million of impairment charge for fiscal 2009 primarily related to the identification of machinery and equipment that were no longer in use by Federal-Mogul.
Federal-Mogul determined the fair value of the assets by applying a probability weighted, expected present value technique to the estimated future cash flows using assumptions a market participant would utilize. The discount rate used is consistent with other long-lived asset fair value measurements.
Impairment of goodwill and other indefinite-lived intangible assets are discussed in Note 8, “Goodwill and Intangible Assets, Net.”
Gaming
We conduct our Gaming segment through our majority ownership in Tropicana. Tropicana currently owns and operates a diversified, multi-jurisdictional collection of casino gaming properties. The nine casino facilities it operates feature approximately 414,000 square feet of gaming space with 7,583 slot machines, 231 table games and 6,060 hotel rooms with three casino facilities located in Nevada, two in Mississippi and one in each of Indiana, Louisiana, New Jersey and Aruba.
On March 8, 2010, (the “Effective Date”), Tropicana completed the acquisition of certain assets of its predecessor, Tropicana Entertainment, LLC, and certain subsidiaries and affiliates thereof (together, the “Predecessors”) and Tropicana Resort and Casino-Atlantic City (“Tropicana AC”). Such transactions, referred to as the “Restructuring Transactions,” were effected pursuant to the Joint Plan of Reorganization of Tropicana Entertainment, LLC (“Tropicana LLC”) and Certain of Its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code, filed with the United States Bankruptcy Court for the District of Delaware on January 8, 2009, as amended (the “Plan”). As a result of the Restructuring Transactions pursuant to the Plan, the Investment Funds received shares of Tropicana common stock.
On November 15, 2010, the Investment Funds acquired 668,000 additional shares of Tropicana common stock. As a result of this purchase, the Investment Funds held, in the aggregate, 13,538,446 shares of Tropicana common stock, representing approximately 51.5% of the outstanding shares of Tropicana common stock. (See below for purchase price allocation made on November 15, 2010.) The additional purchase of shares of Tropicana common stock gave the Investment Funds a controlling interest and required us to consolidate Tropicana's financial results effective November 15, 2010, which now comprises our Gaming segment.
On April 29, 2011, the Investment Funds made a distribution-in-kind of 13,538,446 shares of Tropicana common stock with a value of $216 million to us in redemption of $216 million of our limited and general partner interests in the Investment Funds. The distribution transferred the ownership of the Tropicana common stock held by the Investment Funds directly to us. As a result of this transaction, we directly own 51.5% of Tropicana's outstanding common stock. This distribution increased equity attributable to Icahn Enterprises by $27 million and decreased equity attributable to non-controlling interests by $27 million, representing the basis difference between the redemption value determined as of April 29, 2011 and the application to the controlling interest in Tropicana of purchase accounting pursuant to ASC Topic 805, Business Combinations , on November 15, 2010.
During fiscal 2011, we acquired additional shares of Tropicana common stock. As of December 31, 2011, we owned approximately 65.1% of the total outstanding common stock of Tropicana.
In connection with Tropicana's completion of the Restructuring Transactions, Tropicana entered into a credit agreement, dated as of December 29, 2009 (the “Exit Facility”). Each of the Investment Funds was a lender under the Exit Facility and, in the aggregate, collectively held over 50% of the loans thereunder. On June 30, 2011, the Investment Funds made a distribution-in-kind of the loans under the Exit Facility with a value of $71 million to us in redemption of $71 million of our general partner interests in the Investment Funds. The distribution transferred the ownership of the loans under the Exit Facility held by the Investment Funds directly to us. As a result of this transaction, we directly own over 50% of the loans under the Exit Facility.
Investment in Tropicana
In accordance with ASC Topic 805, Business Combinations , the application of purchase accounting requires that the total purchase price be allocated to the fair value of assets acquired and liabilities assumed based on their fair values at the acquisition date, with amounts exceeding the fair values recorded as goodwill. If the fair value of the assets acquired and liabilities assumed exceeds the fair value of the consideration given, a bargain purchase has occurred which is recorded as a gain on acquisition. The allocation process requires, among other things, an analysis of acquired fixed assets, contracts, and contingencies to identify and record the fair value of all assets acquired and liabilities assumed. In allocating the purchase price to the fair value of the assets acquired and liabilities assumed, we utilized, in part, a third-party appraiser to assist us in assessing the fair values of certain components of the assets acquired and liabilities assumed.
Estimates of fair value are based on industry data and trends and by reference to relevant market rates and transactions, and discounted cash flow valuation methods, among other factors. The foregoing estimates and assumptions are inherently subject to significant uncertainties and contingencies beyond our reasonable control. The preliminary allocation of the fair value of the assets acquired is subject to additional adjustment to provide us with adequate time to complete the valuation of Tropicana's assets and liabilities.
The fair value of our equity interest in Tropicana was $251 million immediately prior to obtaining a controlling interest in Tropicana on November 15, 2010. As a result of remeasuring our equity interest to fair value, we recognized a gain of $74 million which is included in net gain from investment activities in our consolidated statements of operations.
The following table summarizes the fair value of the assets acquired and liabilities assumed, as well as the fair value of the non-controlling interest in Tropicana as of November 15, 2010:

	Fair Value at November 15, 2010
	(in millions)
Cash and cash equivalents	$164
Restricted cash	18
Accounts receivable, net	35
Property, plant and equipment, net	424
Intangible assets, net	79
Other assets	86
Assets Acquired	806
Accounts payable	62
Accrued expenses and other liabilities	97
Debt	134
Liabilities Assumed	293
Fair value of Tropicana net assets acquired	513
Fair value of Tropicana non-controlling interests	237	(1)
Fair value of net assets acquired by our Investment segment	276
Less: acquisition-date fair value of previously held equity interest in Tropicana	251
Less: cost of shares of Tropicana common stock purchased on November 15, 2010	9
Fair value basis upon acquisition of controlling interest in Tropicana	260
Gain on acquisition	$16	(2)

(1)
Fair value of non-controlling interests was based on the fair value of Tropicana's equity multiplied by 48.55%, the portion owned by the non-controlling interests, less a discount of 5% attributed to the lack of control and marketability due to the fact that non-controlling interests are held by public shareholders who do not have the ability to directly affect the cash flows of Tropicana. The 5% discount was based on the average trading price of all U.S. closed-end funds compared to their net asset values as of November 15, 2010 (date of acquisition).

(2)	Included in other income (loss), net in our consolidated statements of operations.

Impairment
In the fourth quarter of fiscal 2011, Tropicana impaired certain real property and equipment by $5 million. In recording impairment charges related to real and personal property, Tropicana used both the cost and market approach.
Railcar
We conduct our Railcar segment through our majority ownership in ARI. ARI manufactures railcars, which are offered for sale or lease, custom designed railcar parts and other industrial products, primarily aluminum and special alloy steel castings. These products are sold to various types of companies including leasing companies, railroads, industrial companies and other non-rail companies. ARI provides railcar repair and maintenance services for railcar fleets. In addition, ARI provides fleet management and maintenance services for railcars owned by certain customers. Such services include inspecting and supervising the maintenance and repair of such railcars.
During the third quarter of fiscal 2011, we acquired additional shares of ARI common stock. As of December 31, 2011, we owned approximately 55.5% of the total outstanding common stock of ARI.
Food Packaging
We conduct our Food Packaging segment through our majority ownership in Viskase Companies, Inc. (“Viskase”). Viskase is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry. Viskase currently operates seven manufacturing facilities and ten distribution centers throughout North America, Europe, South America and Asia and derives approximately 71% of its total net sales from customers located outside the United States. Viskase believes it is one of the two largest manufacturers of non-edible cellulosic casings for processed meats and one of the three largest manufacturers of non-edible fibrous casings. Viskase is building a shirring plant in the Philippines to serve the Asian market. The plant is expected to open in the second quarter of the fiscal year ending December 31, 2012 and will be scaled up over several years in accordance with our growth expectations for the Asian market.
Metals
We conduct our Metals segment through our indirect wholly owned subsidiary, PSC Metals, Inc. (“PSC Metals”). PSC Metals collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers including electric-arc furnace mills, integrated steel mills, foundries, secondary smelters and metals brokers. PSC Metals' ferrous products include shredded, sheared and bundled scrap metal and other purchased scrap metal such as turnings (steel machining fragments), cast furnace iron and broken furnace iron. PSC Metals also processes non-ferrous metals including aluminum, copper, brass, stainless steel and nickel-bearing metals. Non-ferrous products are a significant raw material in the production of aluminum and copper alloys used in manufacturing. PSC Metals also operates a secondary products business that includes the supply of secondary plate and structural grade pipe that is sold into niche markets for counterweights, piling and foundations, construction materials and infrastructure end-markets.
PSC Metals has made several acquisitions during fiscal 2011. See Note 8, “Goodwill and Intangible Assets, Net - Metals,” for further details.
Real Estate
Our Real Estate segment consists of rental real estate, property development and resort activities.
As of December 31, 2011 we owned 30 rental real estate properties. Our property development operations are run primarily through Bayswater Development LLC, a real estate investment, management and development subsidiary that focuses primarily on the construction and sale of single-family and multi-family homes, lots in subdivisions and planned communities and raw land for residential development. Our New Seabury development property in Cape Cod, Massachusetts and our Grand Harbor and Oak Harbor development property in Vero Beach, Florida each include land for future residential development of approximately 324 and 870 units of residential housing, respectively. Both developments operate golf and resort operations as well.
In February 2010, our Real Estate operations acquired from Fontainebleau Las Vegas, LLC (“Fontainebleau”), and certain affiliated entities, certain assets associated with property and improvements (the “Former Fontainebleau Property”) located in Las Vegas, Nevada for an aggregate purchase price of $148 million. The Former Fontainebleau Property includes (i) an unfinished building situated on approximately 25 acres of land and (ii) inventory.
As of December 31, 2011 and 2010, $77 million and $106 million, respectively, of the net investment in financing leases, net real estate leased to others and resort properties, which is included in property, plant and equipment, net, were pledged to collateralize the payment of nonrecourse mortgages payable.
The following is a summary of the anticipated future receipts of the minimum lease payments receivable under the financing and operating method at December 31, 2011:

Year	Amount
(in millions)
2012	$52
2013	52
2014	48
2015	48
2016	46
Thereafter	178
$424

Home Fashion
We conduct our Home Fashion segment through our indirect wholly owned subsidiary, WestPoint International, LLC (f/k/a WestPoint International, Inc., as described below) (“WPI”), a manufacturer and distributor of home fashion consumer products. WPI is engaged in the business of manufacturing, sourcing, designing, marketing, distributing and selling home fashion consumer products. WPI markets a broad range of manufactured and sourced bed, bath, basic bedding and kitchen textile products, including, sheets, pillowcases, comforters, flocked blankets, woven blankets and throws, heated blankets, quilts, bedspreads, duvet covers, bed skirts, bed pillows, feather beds, mattress pads, drapes, bath and beach towels, bath rugs, kitchen towels and kitchen accessories. WPI recognizes revenue primarily through the sale of home fashion products to a variety of retail and institutional customers. In addition, WPI receives a small portion of its revenues through the licensing of its trademarks.
Effective October 1, 2011, West Point International, Inc. converted to a Delaware limited liability company through a merger with its wholly owned subsidiary formed for such purpose, with such subsidiary surviving the merger being named WestPoint International, LLC.
WPI has transitioned the majority of its manufacturing to low-cost countries and continues to maintain its corporate offices and certain distribution operations in the United States.
A relatively small number of customers have historically accounted for a significant portion of WPI's net sales. WPI had seven customers who accounted for approximately 63% and six customers who accounted for approximately 64% and 59% of WPI's net sales for the years ended December 31, 2011, 2010 and 2009, respectively.
Acquisition History
On August 8, 2005, we acquired 13.2 million, or 67.7%, of the 19.5 million outstanding common shares of WPI. Pursuant to the asset purchase agreement between WPI and WPS, rights to subscribe for an additional 10.5 million shares of common stock at a price of $8.772 per share were allocated among former creditors of WPS.
On December 20, 2006, we acquired: (a) 1,000,000 shares of Series A-1 Preferred Stock of WPI for a purchase price of $100 per share, for an aggregate purchase price of $100.0 million and (b) 1,000,000 shares of Series A-2 Preferred Stock of WPI for a purchase price of $100 per share, for an aggregate purchase price of $100.0 million. Each of the Series A-1 and Series A-2 Preferred Stock had a 4.5% annual dividend, which was payable quarterly. For the first two years after issuance, the dividends were to be paid in the form of additional preferred stock. Thereafter, the dividends were to be paid in cash or in additional preferred stock at the option of WPI. Each of the Series A-1 and Series A-2 Preferred Stock was convertible into common shares of WPI at a rate of $10.50 per share, subject to certain anti-dilution provisions; provided, however, that under certain circumstances, $92.1 million of the Series A-2 Preferred Stock may have been converted at a rate of $8.772 per share.
During fiscal 2011, we acquired all remaining shares of WPI common stock. Effective December 22, 2011, two of our subsidiaries which hold WPI's common and preferred stock respectively merged with and into WPI with WPI surviving the merger. As a result of the merger, among other things, (i) we became the only owner of WPI, (ii) shares of Series A-1 and Series A-2 Preferred Stock ceased to exist, (iii) any subscription rights to purchase WPI common stock were canceled, and (iv) minority stockholders of WPI became entitled to receive $3.05 per share for their common stock of WPI. As of December 31, 2011, we owned 100% of the total outstanding common shares of WPI.
Restructuring
To improve WPI's competitive position, WPI's management intends to continue its restructuring efforts. On January 31, 2011, WPI announced the closure of its Greenville, Alabama manufacturing and distribution facility. The vast majority of the products manufactured or fabricated are sourced from plants located outside of the United States.
WPI incurred restructuring costs of $6 million, $8 million and $19 million in restructuring costs for the years ended December 31, 2011, 2010 and 2009, respectively. Included in restructuring expenses are cash charges associated with the ongoing costs of closed plants, transition expenses and employee severance, benefits and related costs. As of December 31, 2011, the accrued liability balance was less than $1 million, which is included in accrued expenses and other liabilities in our consolidated balance sheet.
Total cumulative restructuring charges from August 8, 2005 (acquisition date) through December 31, 2011 are $91 million.
WPI anticipates incurring approximately $2 million of additional restructuring costs in fiscal 2012, particularly with respect to the carrying costs of closed facilities until such time as these locations are sold. Restructuring costs could be affected by, among other things, WPI's decision to accelerate or delay its restructuring efforts. As a result, actual costs incurred could vary materially from these anticipated amounts.
Impairment
In fiscal 2011, fiscal 2010 and fiscal 2009, WPI incurred non-cash impairment charges of $18 million, $9 million and $8 million, respectively. For fiscal 2011, the impairment charge was due to the write-down of a plant to its fair value and impairment of trademarks. For fiscal 2010 and fiscal 2009, the impairment charges were related to the write-down of property equipment to its fair value and impairment of trademarks. In recording impairment charges related to its property, plant and equipment, WPI compared estimated net realizable values of property, plant and equipment to their current carrying values. In recording impairment charges related to its trademarks, WPI compared the fair value of the intangible asset with its carrying value. The estimates of fair value of trademarks are determined using a discounted cash flow valuation methodology referred to as the “relief from royalty” methodology. Significant assumptions inherent in the “relief from royalty” methodology employed include estimates of appropriate marketplace royalty rates and discount rates.

Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Related Party Transaction [Line Items]
Related Party Transactions
Related Party Transactions.
Our amended and restated agreement of limited partnership expressly permits us to enter into transactions with our general partner or any of its affiliates, including, without limitation, buying or selling properties from or to our general partner and any of its affiliates and borrowing and lending money from or to our general partner and any of its affiliates, subject to limitations contained in our partnership agreement and the Delaware Revised Uniform Limited Partnership Act. The indentures governing our indebtedness contain certain covenants applicable to transactions with affiliates.
Investment
Until August 8, 2007, Icahn Management LP (“Icahn Management”) elected to defer most of the management fees from the Offshore Funds and such amounts remained invested in the Offshore Master Funds until April 30, 2012. Prior to March 31, 2011, the balance of the deferred management fees payable (included in accrued expenses and other liabilities) by Icahn Fund Ltd. to Icahn Management was included in our consolidated financial statements. As further discussed in Note 5, "Investments and Related Matters-Investment-Investment in Variable Interest Entities," because we are no longer considered the primary beneficiary of Icahn Fund Ltd. as of March 31, 2011, we deconsolidated the results and financial position of Icahn Fund Ltd. as of such date.  As a result of deconsolidating Icahn Fund Ltd., our consolidated financial statements no longer contain this deferred management fee payable effective March 31, 2011.
Effective January 1, 2008, Icahn Capital LP (“Icahn Capital”) paid for salaries and benefits of certain employees who may also perform various functions on behalf of certain other entities beneficially owned by Mr. Icahn (collectively, “Icahn Affiliates”), including administrative and investment services.  Prior to January 1, 2008, Icahn & Co. LLC paid for such services.  Under a separate expense-sharing agreement, Icahn Capital charged Icahn Affiliates $0.4 million and $0.2 million for the three months ended June 30, 2012 and 2011, respectively and $0.9 million and $0.4 million for the six months ended June 30, 2012 and 2011, respectively. As of June 30, 2012, accrued expenses and other liabilities in our consolidated balance sheets included $0.1 million to be applied to Icahn Capital's charges to Icahn Affiliates for services to be provided to them. There was no balance as of December 31, 2011.
In addition, effective January 1, 2008, certain expenses borne by Icahn Capital are reimbursed by Icahn Affiliates, as appropriate, when such expenses are incurred. The expenses include investment-specific expenses for investments acquired by both the Investment Funds and Icahn Affiliates that are allocated based on the amounts invested by each party, as well as investment-related expenses that are allocated based on estimated usage agreed upon by Icahn Capital and Icahn Affiliates. For each of the three months ended June 30, 2012 and 2011, these reimbursement amounts were $0.3 million and for each of the six months ended June 30, 2012 and 2011, these reimbursement amounts were $1 million.
Mr. Icahn, along with his affiliates, makes investments in the Investment Funds. As of June 30, 2012 and December 31, 2011, the total fair market value of investments in the Investment Funds made by Mr. Icahn and his affiliates was approximately $3.5 billion and $3.2 billion, respectively. In addition, an affiliate of Mr. Icahn had a deferred management fee arrangement with certain feeder funds which was settled in the amount of $192 million during the second quarter of fiscal 2012. At December 31, 2011, the balance of the deferred management fee arrangement was $188 million which was invested in and received applicable returns thereon from the Investment Funds.
Effective April 1, 2011, based on a new expense-sharing arrangement, certain expenses borne by Icahn Capital are reimbursed by the Investment Funds, when such expenses are incurred. Such expenses relate to the operation, administration and investment activities of Icahn Capital for the benefit of the Investment Funds (including salaries, benefits and rent) and shall be allocated pro rata in accordance with each investor's capital accounts in the Investment Funds. For the three and six months ended June 30, 2012, $7 million and $11 million, respectively, was allocated to the Investment Funds based on this expense-sharing arrangement. For each of the three and six months ended June 30, 2011, $4 million was allocated to the Investment Funds based on this expense-sharing arrangement.
Energy
On May 7, 2012, affiliates of Mr. Icahn contributed 4,566,546 shares of CVR common stock to IEP Energy with an aggregate value of $137 million, resulting in a 6.4% non-controlling interest in IEP Energy.
Railcar
Agreements with American Railcar Leasing LLC
Effective as of January 1, 2008, ARI entered into a fleet services agreement with American Railcar Leasing LLC ("ARL"), a company controlled by Mr. Icahn. Under the agreement, ARI provided ARL fleet management services for a fixed monthly fee and railcar repair and maintenance services for a charge of labor, components and materials. This agreement was replaced by a new agreement (referred to as the "Railcar Services Agreement"), which became effective April 16, 2011 for a term of three years that will automatically renew for additional one-year periods unless either party provides at least 60 days written prior notice of termination. As stipulated in the Railcar Services Agreement, ARI provides railcar repair, engineering, administrative and other services, on an as needed basis, for ARL's lease fleet at mutually agreed-upon prices. Railcar services revenues, included in other revenues from operations in our consolidated statements of operations, recorded by ARI were $6 million and $7 million under these agreements for the three months ended June 30, 2012 and 2011, respectively, and $11 million and $12 million under these agreements for the six months ended June 30, 2012 and 2011, respectively. The terms and pricing on services to related parties are not less favorable to ARI than the terms and pricing on services provided to unaffiliated third parties. The Railcar Services Agreement was unanimously approved by the independent directors of ARI's audit committee on the basis that the terms were no less favorable than those that would have been obtained in a comparable transaction with an unaffiliated third party.
ARI from time to time manufactures and sells railcars to ARL under long-term agreements as well as on a purchase order basis. For the three months ended June 30, 2012 and 2011, revenues from railcars sold to ARL were $11 million and zero, respectively, and for the six months ended June 30, 2012 and 2011, revenues from railcars sold to ARL were $11 million and $1 million, respectively. Revenues from railcars sold to ARL are included in net sales in our consolidated statements of operations. The terms and pricing on services to related parties are not less favorable to ARI than the terms and pricing on services provided to unaffiliated third parties. Any related party sales of railcars under an agreement or purchase order, have been and will be subject to the approval or review by ARI's audit committee.
On February 29, 2012, ARI entered into a Railcar Management Agreement (the Railcar Management Agreement) with ARL, pursuant to which ARI engaged ARL to sell or lease ARI's railcars in certain markets, subject to the terms and conditions of the Railcar Management Agreement. The Railcar Management Agreement was effective as of January 1, 2011, will continue through December 31, 2015 and may be renewed upon written agreement by both parties.
The Railcar Management Agreement also provides that ARL will manage ARI's leased railcars including arranging for services, such as repairs or maintenance, as deemed necessary. Subject to the terms and conditions of the agreement, ARL will receive, in respect of leased railcars, a fee consisting of a lease origination fee and a management fee based on the lease revenues, and, in respect of railcars sold by ARL, sales commissions. The Railcar Management Agreement was unanimously approved by ARI's special committee and Icahn Enterprises' independent director audit committee on the basis that the terms of the Railcar Management Agreement were not materially less favorable than those that would have been obtained in a comparable transaction with an unaffiliated third party. Fees incurred by ARI in connection with the Railcar Management Agreement were immaterial for each of the three and six months ended June 30, 2012 and 2011.
As of June 30, 2012 and December 31, 2011, ARI had accounts receivable of $9 million and $4 million, respectively, due from ARL. These amounts are included in other assets in our consolidated balance sheets.
Food Packaging
Arnos Corporation, an affiliate of Mr. Icahn, was the lender on Viskase's Revolving Credit Facility as of December 31, 2009. In connection with our majority acquisition of Viskase on January 15, 2010, we assumed the Viskase Revolving Credit Facility from Arnos Corporation. On March 14, 2012, we entered into an agreement to further extend the Revolving Credit Facility from January 31, 2013 to January 31, 2014. See Note 11, “Debt,” for further discussion regarding Viskase's Revolving Credit Facility.
Icahn Enterprises Holdings - Administrative Services
For each of the three months ended June 30, 2012 and 2011, we paid an affiliate $1 million for the non-exclusive use of office space. For each of the six months ended June 30, 2012 and 2011, we paid an affiliate $1 million for the non-exclusive use of office space.
For the three months ended June 30, 2012 and 2011, we paid $0.2 million and $0.1 million, respectively, to XO Holdings, Inc., an affiliate of Icahn Enterprises GP, our general partner, for telecommunications services. For the six months ended June 30, 2012 and 2011, we paid $0.4 million and $0.3 million, respectively, to XO Holdings, Inc. for such services.
Icahn Enterprises Holdings provided certain professional services to an Icahn Affiliate for which it charged $0.4 million and $0.6 million for the three months ended June 30, 2012 and 2011, respectively, and $0.8 million and $1.2 million for the six months ended June 30, 2012 and 2011, respectively. As of June 30, 2012 and December 31, 2011, accrued expenses and other liabilities in our consolidated balance sheets included $0.1 million and $1 million, respectively, for charges to the affiliate for services provided to it.
Icahn Sourcing
Icahn Sourcing, LLC ("Icahn Sourcing") is an entity formed and controlled by Carl C. Icahn in order to maximize the potential buying power of a group of entities with which Mr. Icahn has a relationship in negotiating with a wide range of suppliers of goods, services and tangible and intangible property. We are a member of the buying group and, as such, are afforded the opportunity to purchase goods, services and property from vendors with whom Icahn Sourcing has negotiated rates and terms. Icahn Sourcing does not guarantee that we will purchase any goods, services or property from any such vendors, and we are under no obligation to do so. We do not pay Icahn Sourcing any fees or other amounts with respect to the buying group arrangement. We have purchased a variety of goods and services as members of the buying group at prices and on terms that we believe are more favorable than those which would be achieved on a stand-alone basis.

Related Party Transactions.
Our amended and restated agreement of limited partnership expressly permits us to enter into transactions with our general partner or any of its affiliates, including, without limitation, buying or selling properties from or to our general partner and any of its affiliates and borrowing and lending money from or to our general partner and any of its affiliates, subject to limitations contained in our partnership agreement and the Delaware Revised Uniform Limited Partnership Act. The indentures governing our indebtedness contain certain covenants applicable to transactions with affiliates.
Investment
Until August 8, 2007, Icahn Management LP (“Icahn Management”) elected to defer most of the management fees from the Offshore Funds and such amounts remain invested in the Offshore Master Funds. At December 31, 2010, the balance of the deferred management fees payable (included in accrued expenses and other liabilities) by Icahn Fund Ltd. to Icahn Management was $143 million. As further discussed in Note 5, “Investments and Related Matters - Investment - Investment in Variable Interest Entities,” because we are no longer considered the primary beneficiary of Icahn Fund Ltd. as of March 31, 2011, we deconsolidated the results and financial position of Icahn Fund Ltd. as of such date. As a result of deconsolidating Icahn Fund Ltd., our consolidated financial statements will no longer contain this deferred management fee payable effective March 31, 2011.
Effective January 1, 2008, Icahn Capital LP (“Icahn Capital”) paid for salaries and benefits of certain employees who may also perform various functions on behalf of certain other entities beneficially owned by Mr. Icahn (collectively, “Icahn Affiliates”), including administrative and investment services. Prior to January 1, 2008, Icahn & Co. LLC paid for such services. Under a separate expense-sharing agreement, Icahn Capital charged Icahn Affiliates $1 million and $2 million for fiscal 2011 and fiscal 2010, respectively, and $4 million for fiscal 2009. As of December 31, 2011 and 2010, accrued expenses and other liabilities in our consolidated balance sheets included zero and $2 million, respectively, to be applied to Icahn Capital's charges to Icahn Affiliates for services to be provided to them.
In addition, effective January 1, 2008, certain expenses borne by Icahn Capital are reimbursed by Icahn Affiliates, as appropriate, when such expenses are incurred. The expenses include investment-specific expenses for investments acquired by both the Investment Funds and Icahn Affiliates that are allocated based on the amounts invested by each party, as well as investment-related expenses that are allocated based on estimated usage agreed upon by Icahn Capital and Icahn Affiliates. For the years ended December 31, 2011, 2010 and 2009, these reimbursement amounts were $2 million, $3 million and $2 million, respectively.
Mr. Icahn, along with his affiliates, makes investments in the Investment Funds. These investments are not subject to special profits interest allocations or incentive allocations. On April 1, 2011, affiliates of Mr. Icahn made aggregate contributions of $250 million to the Investment Funds. As of December 31, 2011 and 2010, the total fair market value of investments in the Investment Funds made by Mr. Icahn and his affiliates was approximately $3.2 billion and $2.1 billion, respectively. In addition, an affiliate of Mr. Icahn has a deferred management fee arrangement with certain feeder funds with balances of $188 million and $148 million as of December 31, 2011 and 2010, respectively. Such amounts are invested in and receive applicable returns thereon from the Investment Funds.
Effective April 1, 2011, based on a new expense-sharing arrangement, certain expenses borne by Icahn Capital are reimbursed by the Investment Funds, when such expenses are incurred. Such expenses relate to the operation, administration and investment activities of Icahn Capital for the benefit of the Investment Funds (including salaries, benefits and rent) and shall be allocated pro rata in accordance with each investor's capital accounts in the Investment Funds. For the year ended December 31, 2011, $21 million was allocated to the Investment Funds based on this expense-sharing arrangement.
Railcar
Agreements with American Railcar Leasing LLC
Effective as of January 1, 2008, ARI entered into a fleet services agreement with American Railcar Leasing LLC (“ARL”), a company controlled by Mr. Icahn. Under the agreement, ARI provided ARL fleet management services for a fixed monthly fee and railcar repair and maintenance services for a charge of labor, components and materials. This agreement was replaced by a new agreement (referred to as the “Railcar Services Agreement”), which became effective April 16, 2011 for a term of three years that will automatically renew for additional one-year periods unless either party provides at least 60 days written prior notice of termination. As stipulated in the Railcar Services Agreement, ARI will provide railcar repair, engineering, administrative and other services, on an as needed basis, for ARL's lease fleet at mutually agreed-upon prices. Railcar services revenues, included in other revenues from operations in our consolidated statements of operations, recorded by ARI were $25 million, $15 million and $14 million under these agreements for the years ended December 31, 2011, 2010 and 2009, respectively. The terms and pricing on services to related parties are not less favorable to ARI than the terms and pricing on services provided to unaffiliated third parties.
ARI from time to time manufactures and sells railcars to ARL under long-term agreements as well as on a purchase order basis. For the years ended December 31, 2011, 2010 and 2009, revenues from railcars sold to ARL were $1 million, $82 million and $105 million, respectively. Revenues from railcars sold to ARL are included in net sales in our consolidated statements of operations. The terms and pricing on services to related parties are not less favorable to ARI than the terms and pricing on services provided to unaffiliated third parties. Any related party sales of railcars under an agreement or purchase order, have been and will be subject to the approval or review by ARI's audit committee.
As of December 31, 2011 and 2010, ARI had accounts receivable of $4 million and $2 million, respectively, due from ARL. These amounts are included in other assets in our consolidated balance sheets.
Subsequent to December 31, 2011, ARI entered into an agreement with ARL, pursuant to which ARL will market ARI's railcars for sale or lease and act as its manager to lease railcars on ARI's behalf for a fee effective January 1, 2011. See Note 18, “Subsequent Events,” for further discussion.
Food Packaging
Arnos Corporation, an affiliate of Mr. Icahn, was the lender on Viskase's Revolving Credit Facility as of December 31, 2009. In connection with our majority acquisition of Viskase on January 15, 2010, we assumed the Viskase Revolving Credit Facility from Arnos Corporation. See Note 10, “Debt,” for further discussion regarding Viskase's Revolving Credit Facility.
Icahn Enterprises Holdings - Administrative Services
For each of fiscal 2011, fiscal 2010 and fiscal 2009 we paid an affiliate approximately $2 million for the non-exclusive use of office space.
For each of fiscal 2011, fiscal 210 and fiscal 2009 we paid $1 million to XO Holdings, Inc., an affiliate of Icahn Enterprises GP, our general partner, for telecommunications services. XO Holdings, Inc. is controlled by Mr. Icahn.
We provide certain professional services to an Icahn Affiliate for which we charged approximately $3 million for fiscal 2011 and $2 million for each of fiscal 2010 and fiscal 2009. As of December 31, 2011, accrued expenses and other liabilities in our consolidated balance sheets included $1 million to be applied to Icahn Enterprises Holdings' charges to the affiliate for services to be provided to it.

Investments and Related Matters	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Investments and Related Matters [Abstract]
Investments and Related Matters
Investments and Related Matters.
Investment
Investments, and securities sold, not yet purchased consist of equities, bonds, bank debt and other corporate obligations, and derivatives, all of which are reported at fair value in our consolidated balance sheets. See Note 6, "Fair Value Measurements-Investment," for details of the investments for our Investment segment.
The General Partners adopted FASB ASC Section 946-810-45, Financial Services-Investment Companies-Consolidation, as of January 1, 2007 which provides guidance on whether investment company accounting should be retained in the financial statements of a parent entity. Upon the adoption of FASB ASC Section 946-810-45, the General Partners lost their ability to retain specialized accounting. Prior to March 31, 2011, for those investments that (i) were deemed to be available-for-sale securities, (ii) fell outside the scope of FASB ASC Topic 320, Investments-Debt and Equity Securities, or (iii) the General Partners would otherwise have accounted for under the equity method, the General Partners applied the fair value option. The application of the fair value option is irrevocable.
As further discussed in Note 3, "Operating Units-Investment," as a result of returning fee-paying capital to its investors on March 31, 2011, each of the Investment Funds no longer meets the criteria of an investment company as set forth in FASB ASC Paragraph 946-10-15-2, Financial Services-Investment Companies, and, therefore, the application of FASB ASC Section 946-810-45 is no longer applicable effective March 31, 2011. This change has no material effect on our consolidated financial statements.
Our Investment segment assesses the applicability of equity method accounting with respect to their investments based on a combination of qualitative and quantitative factors, including overall stock ownership of the Investment Funds combined with those of our affiliates along with board of directors representation.
Our Investment segment applied the fair value option to certain of its investments that would have otherwise been subject to the equity method of accounting.  As of June 30, 2012, the fair value of these investments was $746 million. During the three months ended June 30, 2012 and 2011, our Investment segment recorded gains of $46 million and $14 million, respectively, associated with these investments, and for the six months ended June 30, 2012 and 2011, our Investment segment recorded gains of $167 million and $21 million, respectively.  Such amounts are included in net gain from investment activities in our consolidated statements of operations. Included in these investments is the Investment Funds' investment in The Hain Celestial Group, Inc. (“Hain”) and Metro-Golden-Mayer Inc. ("MGM"). As of June 30, 2012, the Investment Funds, together with their affiliates held, in the aggregate, 7,130,563 shares of Hain, representing approximately 16% of the outstanding shares of Hain. As of June 30, 2012, the Investment Funds held, in the aggregate, 17,174,706 shares of MGM, representing approximately 24% of the outstanding shares of MGM. The General Partners have applied the fair value option to their investments in Hain and MGM.
We believe that these investments to which we applied the fair value option are not material, individually or in the aggregate, to our consolidated financial statements. Hain and MGM are registered SEC reporting companies whose financial statements are available at www.sec.gov.
Investments in Variable Interest Entities
In February 2010, the FASB issued guidance which amends the consolidation requirement of VIEs for certain entities meeting certain criteria. We determined that certain entities within our Investment segment previously met the criteria for the deferral of this new consolidation guidance. Accordingly, our Investment segment applied the overall guidance on the consolidation of VIEs with respect to applicable entities prior to the issuance of the standard. Effective March 31, 2011, we applied the consolidation guidance to certain entities within our Investment segment to determine whether such entities are considered VIEs, including the determination of who is deemed the primary beneficiary of such VIEs. The application of this consolidation guidance did not have an impact on our financial condition, results of operations and cash flows.
We consolidate certain VIEs when we are determined to be their primary beneficiary, either directly or indirectly through other consolidated subsidiaries. Prior to the 2011 Reconsideration Event (as discussed below), the assets of our consolidated VIEs were primarily classified within cash and cash equivalents and investments in our consolidated balance sheets. The liabilities of our consolidated VIEs were primarily classified within securities sold, not yet purchased, at fair value, and accrued expenses and other liabilities in our consolidated balance sheets.
As discussed in Note 3, "Operating Units-Investment," on March 7, 2011, the Investment Funds determined to return fee-paying capital to its investors. We evaluated the impact of this reconsideration event (referred to as the "2011 Reconsideration Event") with respect to the VIE and primary beneficiary status of each of the Investment Funds and the Offshore Funds. We determined that the 2011 Reconsideration Event impacted Master Fund II, Master Fund III and Icahn Fund Ltd. Prior to the 2011 Reconsideration Event, Master Fund II, Master Fund III and Icahn Fund Ltd. were each considered VIEs for which we were determined to be their primary beneficiary and therefore we consolidated them. As a result of the 2011 Reconsideration Event, Master Fund II and Master Fund III are no longer considered VIEs. However, the VIE status change in Master Fund II and Master Fund III did not impact their consolidation status. Because we control Master Fund II and Master Fund III through our general partner interests, we continue to consolidate Master Fund II and Master Fund III. There are no substantive kick-out or participating rights in either Master Fund II or Master Fund III. In addition, previously Icahn Fund Ltd. was considered a VIE and we consolidated it because the Offshore GP was its primary beneficiary. As a result of the 2011 Reconsideration Event, we determined that, although Icahn Fund Ltd. is still considered a VIE, the Offshore GP is no longer the primary beneficiary. We deconsolidated Icahn Fund Ltd. as of March 31, 2011, the result of which decreased consolidated total liabilities by $146 million and increased equity attributable to non-controlling interests by the same amount.
Other Segments
The carrying value of investments held by our Automotive, Gaming, Railcar, Home Fashion segments and Icahn Enterprises Holdings consist of the following:

	June 30, 2012	December 31, 2011
	(in millions)
Equity method investments	$308	$286
Other investments	96	204
	$404	$490

With the exception of certain operating segments, it is our general policy to apply the fair value option to all of our investments that would be subject to the equity method of accounting. We record unrealized gains and losses for the change in fair value of such investments as a component of net gain from investment activities in the consolidated statements of operations. We believe that these investments, individually or in the aggregate, are not material to our consolidated financial statements.
Investments in Non-Consolidated Affiliates
Automotive
Federal-Mogul maintains investments in several non-consolidated affiliates, which are located in China, France, Germany, India, Italy, Korea, Turkey and the United States. Federal-Mogul's direct ownership in such affiliates ranges from approximately 2% to 50%. The aggregate investments in these affiliates were $248 million and $228 million at June 30, 2012 and December 31, 2011, respectively.
Equity earnings from non-consolidated affiliates were $12 million and $10 million for the three months ended June 30, 2012 and 2011, respectively, which are included in other (loss) income, net in our consolidated statements of operations. Equity earnings from non-consolidated affiliates were $22 million and $20 million for the six months ended June 30, 2012 and 2011, respectively. For the six months ended June 30, 2012 and 2011, these entities generated sales of $393 million and $375 million, respectively, and net income of $52 million and $49 million, respectively. Distributed dividends to Federal-Mogul from non-consolidated affiliates were $1 million for each of the three and six months ended June 30, 2012. There were no distributed dividends to Federal-Mogul from non-consolidated affiliates for the each of the three and six months ended June 30, 2011.
Federal-Mogul does not consolidate any entity for which it has a variable interest based solely on power to direct the activities and significant participation in the entity's expected results that would not otherwise be consolidated based on control through voting interests. Further, Federal-Mogul's joint ventures are businesses established and maintained in connection with its operating strategy and are not special purpose entities.
Federal-Mogul holds a 50% non-controlling interest in a joint venture located in Turkey. This joint venture was established in 1995 for the purpose of manufacturing and marketing automotive parts, including pistons, piston rings, piston pins, and cylinder liners to OE and aftermarket customers. Pursuant to the joint venture agreement, Federal-Mogul's partner holds an option to put its shares to a subsidiary of Federal-Mogul's at the higher of the current fair value or at a guaranteed minimum amount. The term of the contingent guarantee is indefinite, consistent with the terms of the joint venture agreement. However, the contingent guarantee would not survive termination of the joint venture agreement. The guaranteed minimum amount represents a contingent guarantee of the initial investment of the joint venture partner and can be exercised at the discretion of the partner. The total amount of the contingent guarantee, should all triggering events have occurred, approximated $59 million as of June 30, 2012. Federal-Mogul believes that this contingent guarantee is less than the estimated current fair value of the partners' interest in the affiliate. As such, the contingent guarantee does not give rise to a contingent liability and, as a result, no amount is recorded for this guarantee. If this put option were exercised, the consideration paid and net assets acquired would be accounted for in accordance with business combination accounting. Any value in excess of the guaranteed minimum amount of the put option would be the subject of negotiation between Federal-Mogul and its joint venture partner.
Railcar
As of June 30, 2012, ARI was party to three joint ventures which are all accounted for using the equity method. ARI determined that, although these joint ventures are considered VIEs, it is not the primary beneficiary of such VIEs, does not have a controlling financial interest and does not have the ability to individually direct the activities of the VIEs that most significantly impact their economic performance. A significant factor in this determination was that ARI does not have the rights to a majority of returns, losses or votes.
The risk of loss to ARI is limited to its investment in these joint ventures, certain loans and related interest and fees due from these joint ventures to ARI. As of June 30, 2012, the carrying amount of these investments was $46 million and the maximum exposure to loss was $46 million. Maximum exposure to loss was determined based on ARI's carrying amounts in such investments, loans and accrued interest thereon due from applicable joint ventures.

Investments and Related Matters.
Investment
Investments, and securities sold, not yet purchased consist of equities, bonds, bank debt and other corporate obligations, and derivatives, all of which are reported at fair value in our consolidated balance sheets. The following table summarizes the Investment Funds' investments, securities sold, not yet purchased and unrealized gains and losses on derivatives:

	December 31, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Assets
Investments:
Equity securities:
Communications	$2,203	$2,593	$2,169	$1,945
Consumer, non-cyclical	1,642	1,804	1,833	2,234
Consumer, cyclical(1)	822	754	595	614
Basic materials	129	128	—	—
Energy	1,194	1,673	757	858
Financial	320	263	100	137
Index	—	—	9	—
Industrial	22	32	94	115
Technology	169	254	313	405
Utilities	171	104	157	143
	6,672	7,605	6,027	6,451
Corporate debt:
Communications	89	84	—	—
Consumer, cyclical	516	439	544	485
Utilities	40	34	—	—
Sovereign debt	10	10	—	—
Financial	94	109	48	5
	749	676	592	490
Mortgage-backed securities:
Financial	176	167	144	206
	7,597	8,448	6,763	7,147

Derivative contracts, at fair value(2)	—	3	15	6
	$7,597	$8,451	$6,778	$7,153
Liabilities
Securities sold, not yet purchased, at fair value:
Equity securities:
Consumer, cyclical	$—	$—	$305	$356
Financial	—	—	51	58
Index	—	—	9	5
Funds	4,610	4,476	638	800
	4,610	4,476	1,003	1,219

Derivative contracts, at fair value(3)	—	42	24	60
	$4,610	$4,518	$1,027	$1,279

(1)
We consolidated the financial results of Tropicana effective November 15, 2010. As a result, we eliminated our investment in Tropicana at December 31, 2010. As of April 29, 2011, our Investment segment no longer held an investment in Tropicana common stock. See Note 3, "Operating Units-Gaming," for further discussion regarding the history of the Investment Funds' investment in Tropicana.

(2)	Included in other assets in our consolidated balance sheets.

(3)	Included in accrued expenses and other liabilities in our consolidated balance sheets.

The General Partners adopted FASB ASC Section 946-810-45, Financial Services - Investment Companies - Consolidation , as of January 1, 2007. FASB ASC Section 946-810-45 provides guidance on whether investment company accounting should be retained in the financial statements of a parent entity. Upon the adoption of FASB ASC Section 946-810-45, the General Partners lost their ability to retain specialized accounting. Prior to March 31, 2011, for those investments that (i) were deemed to be available-for-sale securities, (ii) fell outside the scope of FASB ASC Topic 320, Investments - Debt and Equity Securities, or (iii) the General Partners would otherwise have accounted for under the equity method, the General Partners applied the fair value option. The application of the fair value option is irrevocable.
As further discussed in Note 3, “Operating Units - Investment,” as a result of returning fee-paying capital to its investors on March 31, 2011, each of the Investment Funds no longer meets the criteria of an investment company as set forth in FASB ASC Paragraph 946-10-15-2, Financial Services - Investment Companies , and, therefore, the application of FASB ASC Section 946-810-45 is no longer applicable effective March 31, 2011. This change has no material effect on our consolidated financial statements.
Our Investment segment assesses the applicability of equity method accounting with respect to their investments based on a combination of qualitative and quantitative factors, including overall stock ownership of the Investment Funds combined with those of our affiliates along with board of directors representation.
Our Investment segment applied the fair value option to certain of its investments that would have otherwise been subject to the equity method of accounting. As of December 31, 2011, the fair value of these investments was $217 million. During the years ended December 31, 2011, 2010 and 2009, our Investment segment recorded gains (losses) of $73 million, $(23) million and $5 million, respectively, associated with these investments. Such amounts are included in net gain from investment activities in our consolidated statements of operations. These gains and losses include the unrealized gains and losses for our Investment segment's investment in Tropicana for periods prior to November 15, 2010 when Tropicana was accounted for at fair value with changes in fair value reflected in earnings. See Note 3, “Operating Units - Gaming” for further discussion regarding the history of the Investment Funds' investment in Tropicana. Also included in these investments is the Investment Funds' investment in Lions Gate Entertainment Corp (“Lions Gate”) and The Hain Celestial Group, Inc. (“Hain”). As of December 31, 2011, the Investment Funds, together with their affiliates held, in the aggregate, 7,130,563 shares of Hain, representing approximately 16% of the outstanding shares of Hain. The General Partners have applied the fair value option to their investments in Lions Gate and Hain.
We believe that these investments to which we applied the fair value option are not material, individually or in the aggregate, to our consolidated financial statements. Lions Gate and Hain are registered SEC reporting companies whose financial statements are available at www.sec.gov.
Investments in Variable Interest Entities
As discussed in Note 2, “Summary of Significant Accounting Policies,” in February 2010, the FASB issued guidance which amends the consolidation requirement of VIEs for certain entities meeting certain criteria. We determined that certain entities within our Investment segment previously met the criteria for the deferral of this new consolidation guidance. Accordingly, our Investment segment applied the overall guidance on the consolidation of VIEs with respect to applicable entities prior to the issuance of the standard as described in Note 2, “Summary of Significant Accounting Policies - Adoption of New Accounting Standards.” Effective March 31, 2011, we applied the consolidation guidance to certain entities within our Investment segment to determine whether such entities are considered VIEs, including the determination of who is deemed the primary beneficiary of such VIEs. The application of this consolidation guidance did not have an impact on our financial condition, results of operations and cash flows.
We consolidate certain VIEs when we are determined to be their primary beneficiary, either directly or indirectly through other consolidated subsidiaries. Prior to the 2011 Reconsideration Event (as discussed below), the assets of our consolidated VIEs were primarily classified within cash and cash equivalents and investments in our consolidated balance sheets. The liabilities of our consolidated VIEs were primarily classified within securities sold, not yet purchased, at fair value, and accrued expenses and other liabilities in our consolidated balance sheets.
As discussed in Note 3, “Operating Units - Investment,” on March 7, 2011, the Investment Funds determined to return fee-paying capital to its investors. We evaluated the impact of this reconsideration event (referred to as the “2011 Reconsideration Event”) with respect to the VIE and primary beneficiary status of each of the Investment Funds and the Offshore Funds. We determined that the 2011 Reconsideration Event impacted Master Fund II, Master Fund III and Icahn Fund Ltd. Prior to the 2011 Reconsideration Event, Master Fund II, Master Fund III and Icahn Fund Ltd. were each considered VIEs for which we were determined to be their primary beneficiary and therefore we consolidated them. As a result of the 2011 Reconsideration Event, Master Fund II and Master Fund III are no longer considered VIEs. However, the VIE status change in Master Fund II and Master Fund III did not impact their consolidation status. Because we control Master Fund II and Master Fund III through our general partner interests, we continue to consolidate Master Fund II and Master Fund III. There are no substantive kick-out or participating rights in either Master Fund II or Master Fund III. In addition, previously Icahn Fund Ltd. was considered a VIE and we consolidated it because the Offshore GP was its primary beneficiary. As a result of the 2011 Reconsideration Event, we determined that, although Icahn Fund Ltd. is still considered a VIE, the Offshore GP is no longer the primary beneficiary. We deconsolidated Icahn Fund Ltd. as of March 31, 2011, the result of which decreased consolidated total liabilities by $146 million and increased equity attributable to non-controlling interests by the same amount.
Other Segments
Investments held by our Automotive, Gaming, Railcar, Home Fashion segments and Icahn Enterprises consist of the following:

	December 31,
	2011		2010
	Amortized Cost	Carrying Value	Amortized Cost	Carrying Value
	(in millions)
Marketable equity and debt securities - available for sale	$17	$20	$24	$19
Investments in precious metals	150	150	—	—
Equity method investments and other	320	320	304	304
	$487	$490	$328	$323

With the exception of certain operating segments, it is our general policy to apply the fair value option to all of our investments that would be subject to the equity method of accounting. We record unrealized gains and losses for the change in fair value of such investments as a component of net gain from investment activities in the consolidated statements of operations. We believe that these investments, individually or in the aggregate, are not material to our consolidated financial statements.
Investments in Non-Consolidated Affiliates
Automotive
Federal-Mogul maintains investments in several non-consolidated affiliates, which are located in China, France, Germany, India, Italy, Korea, Turkey and the United States. Federal-Mogul's direct ownership in such affiliates ranges from approximately 2% to 50%. The aggregate investments in these affiliates were $228 million and $210 million at December 31, 2011 and 2010, respectively.
Equity earnings from non-consolidated affiliates were $37 million, and $32 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively, which are included in other income (loss), net in our consolidated statements of operations, For the years ended December 31, 2011, 2010 and 2009, these entities generated sales of $744 million, $605 million and $437 million, respectively, and net income of $88 million, $72 million and $41 million, respectively. Distributed dividends to Federal-Mogul from non-consolidated affiliates were $16 million, $43 million and $7 million for the years ended December 31, 2011, 2010 and 2009, respectively.
Federal-Mogul does not consolidate any entity for which it has a variable interest based solely on power to direct the activities and significant participation in the entity's expected results that would not otherwise be consolidated based on control through voting interests. Further, Federal-Mogul's joint ventures are businesses established and maintained in connection with its operating strategy and are not special purpose entities.
Federal-Mogul holds a 50% non-controlling interest in a joint venture located in Turkey. This joint venture was established in 1995 for the purpose of manufacturing and marketing automotive parts, including pistons, piston rings, piston pins, and cylinder liners to OE and aftermarket customers. Pursuant to the joint venture agreement, Federal-Mogul's partner holds an option to put its shares to a subsidiary of Federal-Mogul's at the higher of the current fair value or at a guaranteed minimum amount. The term of the contingent guarantee is indefinite, consistent with the terms of the joint venture agreement. However, the contingent guarantee would not survive termination of the joint venture agreement. The guaranteed minimum amount represents a contingent guarantee of the initial investment of the joint venture partner and can be exercised at the discretion of the partner. The total amount of the contingent guarantee, should all triggering events have occurred, approximated $60 million as of December 31, 2011. Federal-Mogul believes that this contingent guarantee is less than the estimated current fair value of the partners' interest in the affiliate. As such, the contingent guarantee does not give rise to a contingent liability and, as a result, no amount is recorded for this guarantee. If this put option were exercised, the consideration paid and net assets acquired would be accounted for in accordance with business combination accounting. Any value in excess of the guaranteed minimum amount of the put option would be the subject of negotiation between Federal-Mogul and its joint venture partner.
Federal-Mogul purchases/sells inventory from/to this Turkish joint venture (“Turkey JV”). Purchases from the Turkey JV for the years ended December 31, 2011, 2010 and 2009 were $171 million, $127 million and $94 million, respectively. Sales to the Turkey JV for the years ended December 31, 2011, 2010 and 2009 were $46 million, $36 million and $27 million, respectively. Federal-Mogul had net accounts payable balances with the Turkey JV of $6 million and $7 million as of December 31, 2011 and 2010, respectively.
Railcar
As of December 31, 2011, ARI was party to three joint ventures which are all accounted for using the equity method. ARI determined that, although these joint ventures are considered VIEs, it is not the primary beneficiary of such VIEs, does not have a controlling financial interest and does not have the ability to individually direct the activities of the VIEs that most significantly impact their economic performance. A significant factor in this determination was that ARI does not have the rights to a majority of returns, losses or votes.
The risk of loss to ARI is limited to its investment in these joint ventures, certain loans and related interest and fees due from these joint ventures to ARI. As of December 31, 2011, the carrying amount of these investments was $45 million and the maximum exposure to loss was $46 million. Maximum exposure to loss was determined based on ARI's carrying amounts in such investments, loans, accrued interest thereon and accrued unused line fee due from applicable joint ventures.

Fair Value Measurements	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements.
U.S. GAAP requires enhanced disclosures about investments and non-recurring non-financial assets and non-financial liabilities that are measured and reported at fair value and has established a hierarchal disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments or non-financial assets and liabilities at fair value. Market price observability is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
Investments and non-financial assets and/or liabilities measured and reported at fair value are classified and disclosed in one of the following categories:
Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments included in Level 1 include listed equities and listed derivatives. We do not adjust the quoted price for these investments, even in situations where we hold a large position.
Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments that are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities and certain over-the-counter derivatives. The inputs and assumptions of our Level 2 investments are derived from market observable sources including: reported trades, broker/dealer quotes and other pertinent data.
Level 3 - Pricing inputs are unobservable for the investment and non-financial asset and/or liability and include situations where there is little, if any, market activity for the investment or non-financial asset and/or liability. The inputs into the determination of fair value require significant management judgment or estimation. Fair value is determined using comparable market transactions and other valuation methodologies, adjusted as appropriate for liquidity, credit, market and/or other risk factors.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment. Significant transfers, if any, between the levels within the fair value hierarchy are recognized at the beginning of the reporting period.
Investment
The following table summarizes the valuation of the Investment Funds' investments by the above fair value hierarchy levels as of June 30, 2012 and December 31, 2011:

	June 30, 2012				December 31, 2011
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets	(in millions)
Investments:
Equity securities:
Basic materials	$81	$—	$—	$81	$128	$—	$—	$128
Communications	318	13	—	331	2,593	—	—	2,593
Consumer, non-cyclical	1,523	—	—	1,523	1,778	26	—	1,804
Consumer, cyclical	371	433	—	804	376	378	—	754
Energy	824	57	—	881	1,644	29	—	1,673
Financial	228	—	—	228	263	—	—	263
Funds	—	216	—	216	—	—	—	—
Industrial	—	—	—	—	—	32	—	32
Technology	253	—	—	253	254	—	—	254
Utilities	50	40	—	90	83	21	—	104
	3,648	759	—	4,407	7,119	486	—	7,605
Corporate debt:
Communications	—	—	—	—	—	84	—	84
Consumer, cyclical	—	—	287	287	—	150	289	439
Financial	—	94	—	94	—	109	—	109
Sovereign debt	—	3	—	3	—	10	—	10
Utilities	—	27	—	27	—	34	—	34
	—	124	287	411	—	387	289	676
Mortgage-backed securities:
Financial	—	164	—	164	—	167	—	167
	3,648	1,047	287	4,982	7,119	1,040	289	8,448
Derivative contracts, at fair value(1)	—	—	—	—	—	3	—	3
	$3,648	$1,047	$287	$4,982	$7,119	$1,043	$289	$8,451
Liabilities
Securities sold, not yet purchased, at fair value:
Equity securities:
Consumer, cyclical	$294	$—	$—	$294	$—	$—	$—	$—
Energy	46	—	—	46	—	—	—	—
Funds	—	208	—	208	4,466	10	—	4,476
	340	208	—	548	4,466	10	—	4,476
Derivative contracts, at fair value(2)	—	92	—	92	—	42	—	42
	$340	$300	$—	$640	$4,466	$52	$—	$4,518

(1)	Included in other assets in our consolidated balance sheets.

(2)	Included in accrued expenses and other liabilities in our consolidated balance sheets.
The changes in investments measured at fair value for which the Investment segment has used Level 3 input to determine fair value are as follows:

	Six Months Ended June 30,
	2012	2011
	(in millions)
Balance at January 1	$289	$329
Gross realized and unrealized gains	2	2
Gross proceeds	(4)	(42)
Balance at June 30	$287	$289

Unrealized gains of $2 million are included in earnings related to Level 3 investments still held at June 30, 2012. Total realized and unrealized gains and losses recorded for Level 3 investments, if any, are reported in net gain from investment activities in our consolidated statements of operations.
The Investment Funds owned one Level 3 corporate debt investment at June 30, 2012.  Fair value was determined through yield analysis of comparable loans to which we applied a risk premium that we determined to be appropriate, which resulted in a lower valuation for our Level 3 investment.  Adjusting the risk premium by 1% in either direction would result in a 3% change in the fair value of the loan.
Other Segments and Icahn Enterprises Holdings
The following table summarizes the valuation of our Automotive and Energy segments and Icahn Enterprises Holdings' investments and derivative contracts by the above fair value hierarchy levels as of June 30, 2012 and December 31, 2011:

	June 30, 2012			December 31, 2011
	Level 1	Level 2	Total	Level 1	Level 2	Total
Assets	(in millions)
Marketable equity and debt securities	$1	$—	$1	$20	$—	$20
Trading securities	—	60	60	—	—	—
Investments in precious metals	—	—	—	150	—	150
Derivative contracts, at fair value(1)	—	7	7	—	3	3
	$1	$67	$68	$170	$3	$173
Liabilities
Derivative contracts, at fair value(2)	$—	$45	$45	$—	$57	$57

(1)	Amounts are classified within other assets in our consolidated balance sheets.

(2)	Amounts are classified within accrued expenses and other liabilities in our consolidated balance sheets.

Assets measured at fair value on a nonrecurring basis during the six months ended June 30, 2012 are set forth in the table below:

	June 30, 2012
	Level 3
	Asset	Recognized
Category	(Liability)	Loss
	(in millions)
Property, plant and equipment	$29	$19
Intangibles	62	15

Property, plant and equipment with an aggregate carrying value of $48 million were written down to their fair values of $29 million, resulting in an impairment charge of $19 million for the six months ended June 30, 2012. We determined the fair value of these assets by applying probability weighted, expected present value techniques to the estimated future cash flows using assumptions a market participant would utilize and through the use of valuation specialists.
Intangibles with carrying values of $77 million were written down to their fair value of $62 million, resulting in an impairment charge of $15 million, for the six months ended June 30, 2012. The fair values, primarily related to certain trademarks and brand names, are based upon the prospective stream of hypothetical after-tax royalty cost savings discounted at rates that reflect the rates of return appropriate for these intangible assets.

Fair Value Measurements.
U.S. GAAP requires enhanced disclosures about investments and non-recurring non-financial assets and non-financial liabilities that are measured and reported at fair value and has established a hierarchal disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments or non-financial assets and liabilities at fair value. Market price observability is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
Investments and non-financial assets and/or liabilities measured and reported at fair value are classified and disclosed in one of the following categories:
Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments included in Level 1 include listed equities and listed derivatives. We do not adjust the quoted price for these investments, even in situations where we hold a large position.
Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments that are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities and certain over-the-counter derivatives. The inputs and assumptions of our Level 2 investments are derived from market observable sources including: reported trades, broker/dealer quotes and other pertinent data.
Level 3 - Pricing inputs are unobservable for the investment and non-financial asset and/or liability and include situations where there is little, if any, market activity for the investment or non-financial asset and/or liability. The inputs into the determination of fair value require significant management judgment or estimation. Fair value is determined using comparable market transactions and other valuation methodologies, adjusted as appropriate for liquidity, credit, market and/or other risk factors.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment. Significant transfers, if any, between the levels within the fair value hierarchy are recognized at the beginning of the reporting period.
Investment
The following table summarizes the valuation of the Investment Funds' investments by the above fair value hierarchy levels as of December 31, 2011 and 2010:

	December 31, 2011				December 31, 2010
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
	(in millions)
Assets
Investments:
Equity securities:
Communications	$2,593	$—	$—	$2,593	$1,945	$—	$—	$1,945
Consumer, non-cyclical	1,778	26	—	1,804	2,227	7	—	2,234
Consumer, cyclical (1)	376	378	—	754	295	318	1	614
Basic materials	128	—	—	128	—	—	—	—
Energy	1,644	29	—	1,673	541	317	—	858
Financial	263	—	—	263	137	—	—	137
Industrial	—	32	—	32	114	1	—	115
Technology	254	—	—	254	405	—	—	405
Utilities	83	21	—	104	100	43	—	143
	7,119	486	—	7,605	5,764	686	1	6,451
Corporate debt:
Communications	—	84	—	84	—	—	—	—
Consumer, cyclical	—	150	289	439	—	157	328	485
Utilities	—	34	—	34	—	—	—	—
Sovereign debt	—	10	—	10	—	—	—	—
Financial	—	109	—	109	—	5	—	5
	—	387	289	676	—	162	328	490
Mortgage-backed securities:
Financial	—	167	—	167	—	206	—	206
	7,119	1,040	289	8,448	5,764	1,054	329	7,147
Derivative contracts, at fair value (2) :	—	3	—	3	—	6	—	6
	$7,119	$1,043	$289	$8,451	$5,764	$1,060	$329	$7,153
Liabilities
Securities sold, not yet purchased, at fair value:
Equity securities:
Consumer, cyclical	$—	$—	$—	$—	$356	$—	$—	$356
Financial	—	—	—	—	58	—	—	58
Index	—	—	—	—	—	5	—	5
Funds	4,466	10	—	4,476	800	—	—	800
	4,466	10	—	4,476	1,214	5	—	1,219
Derivative contracts, at fair value (3) :	—	42	—	42	—	60	—	60
	$4,466	$52	$—	$4,518	$1,214	$65	$—	$1,279

(1)
We consolidated the financial results of Tropicana effective November 15, 2010. As a result, we eliminated our investment in Tropicana at December 31, 2010. As of April 29, 2011, our Investment segment no longer held an investment in Tropicana common stock. See Note 3, "Operating Units-Gaming," for further discussion regarding the history of the Investment Funds' investment in Tropicana.

(2)	Included in other assets in our consolidated balance sheets.

(3)	Included in accrued expenses and other liabilities in our consolidated balance sheets.

The changes in investments measured at fair value for which the Investment segment has used Level 3 input to determine fair value are as follows:

	Year Ended December 31,
	2011	2010
	(in millions)
Balance at January 1	$329	$228
Gross realized and unrealized gains	8	18
Gross proceeds	(48)	(138)
Gross purchases	—	221
Balance at December 31	$289	$329

Unrealized gains of $8 million are included in earnings related to Level 3 investments still held at December 31, 2011. Total realized and unrealized gains and losses recorded for Level 3 investments, if any, are reported in net gain (loss) from investment activities in our consolidated statements of operations.
Other Segments
The following table summarizes the valuation of our Automotive and Metals segments and Icahn Enterprises Holdings investments and derivative contracts by the above fair value hierarchy levels as of December 31, 2011 and 2010:

	December 31, 2011			December 31, 2010
	Level 1	Level 2	Total	Level 1	Level 2	Total
	(in millions)
Assets
Marketable equity and debt securities	$20	$—	$20	$19	$—	$19
Investments in precious metals	150	—	150	—	—	—
Derivative contracts, at fair value (1) :	—	3	3	—	12	12
	$170	$3	$173	$19	$12	$31
Liabilities
Derivative contracts, at fair value (2) :	$—	$57	$57	$—	$97	$97

(1)	Amounts are classified within other assets in our consolidated balance sheets.

(2)	Amounts are classified within accrued expenses and other liabilities in our consolidated balance sheets.

Assets and liabilities measured at fair value on a nonrecurring basis at December 31, 2011 and 2010 are set forth in the table below:

	December 31, 2011		December 31, 2010
Category	Level 3 Asset (Liability)	Recognized Loss	Level 3 Asset (Liability)	Recognized Gain (Loss)
	(in millions)
Trademarks and brand names	$280	$(39)	$29	$(4)
Property, plant and equipment	92	(32)	9	(7)
Asset retirement obligation	(4)	—	—	1

Trademarks and brand names with a carrying value of $319 million were written down to their fair value of $280 million, resulting in an impairment charge of $39 million for the year ended December 31, 2011. Trademarks and brand names with a carrying value of $33 million were written down to their fair value of $29 million, resulting in an impairment charge of $4 million for the year ended December 31, 2010.
Property, plant and equipment with a carrying value of $124 million were written down to their fair value of $92 million, resulting in an impairment charge of $32 million for the year ended December 31, 2011. Property, plant and equipment with a carrying value of $16 million were written down to their fair value of $9 million, resulting in an impairment charge of $7 million for the year ended December 31, 2010. We determined the fair value of these assets by applying probability weighted, expected present value techniques to the estimated future cash flows using assumptions a market participant would utilize.
An asset retirement obligation with a carrying value of $4 million was written down to its fair value of $2 million, resulting in a $2 million credit to impairment expense during the year ended December 31, 2011. An asset retirement obligation with a carrying value of $2 million was established in fiscal 2011 related to a facility that is closed. As the fair value of the facility did not support the capitalization of this asset retirement obligation, it was immediately impaired, resulting in a $2 million debit to impairment expense during the year ended December 31, 2011. An asset retirement obligation with a carrying value of $1 million was written down to its fair value of zero, resulting in a $1 million credit to impairment expense for the year ended December 31, 2010.
The following table presents our Automotive segment's defined benefit plan assets measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	December 31, 2011			December 31, 2010
	Level 1	Level 2	Total	Level 1	Level 2	Total
	(in millions)
U.S. Plans:
Cash	$669	$—	$669	$—	$—	$—
Investments with registered investment companies:
Equity securities	1	—	1	512	—	512
Fixed income securities	—	—	—	150	—	150
	$670	$—	$670	$662	$—	$662
Non-U.S. Plans:
Insurance contracts	$—	$35	$35	$—	$33	$33
Cash	1	—	1	—	—	—
Investments with registered investment companies:
Fixed income securities	9	—	9	11	—	11
Equity securities	1	—	1	1	—	1
Corporate bonds	—	2	2	—	3	3
Equity securities	—	—	—	—	—	—
Cash	—	—	—	—	—	—
	$11	$37	$48	$12	$36	$48

Federal-Mogul changed investment managers for its U.S. pension plan assets towards the end of fiscal 2011. The transition was implemented on December 31, 2011 and almost all of the plan assets were sold and the proceeds reinvested as funds became available on January 3, 2012. Accordingly, the plans assets were comprised almost entirely of cash at December 31, 2011and then immediately reinvested beginning January 3, 2012 in accordance with Federal-Mogul's investment strategy, which includes a target asset allocation of 50% equity investments, 25% fixed income investments and 25% in other investment types including hedge funds. Approximately 87% of the U.S. plan assets will be invested in actively managed investment funds.
For fiscal 2010, investments with registered investment companies are valued at the closing price reported on the active market on which the funds are traded. Corporate bonds and equity securities are valued at the closing price reported on the active market on which the individual investments are traded. The insurance contracts guarantee a minimum rate of return. Our Automotive segment has no input into the investment strategy of the assets underlying the contracts, but they are typically heavily invested in active bond markets and are highly regulated by local law.
The following table presents our Food Packaging segment's defined benefit plan assets measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	December 31, 2011				December 31, 2010
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. and Non-U.S. Plans:
Asset category:
Cash equivalents	$3	$—	$—	$3	$2	$—	$—	$2
Equity securities	14	29	—	43	19	26	—	45
Fixed income securities	2	11	—	13	16	12	—	28
Other	10	—	27	37	—	—	28	28
	$29	$40	$27	$96	$37	$38	$28	$103

In addition to items that are measured at fair value on a recurring basis, there are also assets and liabilities that are measured at fair value on a nonrecurring basis. As these assets and liabilities are not measured at fair value on a recurring basis, they are not included in the tables above. Assets and liabilities that are measured at fair value on a nonrecurring basis include certain long-lived assets (see Note 3, “Operating Units” and Note 8, “Goodwill and Intangible Assets, Net”), investments in non-consolidated affiliates (see Note 5, “Investment and Related Matters”) and asset retirement obligations (“ARO”) (see Note 17, “Commitments and Contingencies”). We determined that the fair value measurements included in each of these assets and liabilities rely primarily on our assumptions as unobservable inputs that are not publicly available. As such, we have determined that each of these fair value measurements reside within Level 3 of the fair value hierarchy.

Financial Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments
Financial Instruments.
Certain derivative contracts executed by the Investment Funds with a single counterparty, by our Automotive segment with a single counterparty or by our Energy segment with a single counterparty or by Icahn Enterprises Holdings with a single counterparty are reported on a net-by-counterparty basis where a legal right of offset exists under an enforceable netting agreement. Values for the derivative financial instruments, principally swaps, forwards, over-the-counter options and other conditional and exchange contracts are reported on a net-by-counterparty basis. As a result, the net exposure to counterparties is reported in either other assets or accrued expenses and other liabilities in our consolidated balance sheets.
Investment Segment and Icahn Enterprises Holdings
The Investment Funds currently maintain cash deposits and cash equivalents with financial institutions. Certain account balances may not be covered by the Federal Deposit Insurance Corporation, while other accounts may exceed federally insured limits. The Investment Funds have prime broker arrangements in place with multiple prime brokers as well as a custodian bank. The Investment Funds also have relationships with several financial institutions with which they trade derivative and other financial instruments.
In the normal course of business, the Investment Funds and Icahn Enterprises Holdings may trade various financial instruments and enter into certain investment activities, which may give rise to off-balance-sheet risk, with the objective of capital appreciation or as economic hedges against other securities or the market as a whole. The Investment Funds and Icahn Enterprises Holdings' investments may include futures, options, swaps and securities sold, not yet purchased. These financial instruments represent future commitments to purchase or sell other financial instruments or to exchange an amount of cash based on the change in an underlying instrument at specific terms at specified future dates. Risks arise with these financial instruments from potential counterparty non-performance and from changes in the market values of underlying instruments.
Securities sold, not yet purchased, at fair value represent obligations to deliver the specified security, thereby creating a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk, as the satisfaction of the obligations may exceed the amount recognized in our consolidated balance sheets. Our investments in securities and amounts due from brokers are partially restricted until we satisfy the obligation to deliver the securities sold, not yet purchased.
The Investment Funds and Icahn Enterprises Holdings may enter into derivative contracts, including swap contracts, futures contracts and option contracts. The Investment Funds may also enter into foreign currency derivative contracts with the objective of capital appreciation or to economically hedge against foreign currency exchange rate risks on all or a portion of their non-U.S. dollar denominated investments.
The Investment Funds and Icahn Enterprises Holdings have entered into various types of swap contracts with other counterparties. These agreements provide that they are entitled to receive or are obligated to pay in cash an amount equal to the increase or decrease, respectively, in the value of the underlying shares, debt and other instruments that are the subject of the contracts, during the period from inception of the applicable agreement to its expiration. In addition, pursuant to the terms of such agreements, they are entitled to receive other payments, including interest, dividends and other distributions made in respect of the underlying shares, debt and other instruments during the specified time frame. They are also required to pay to the counterparty a floating interest rate equal to the product of the notional amount multiplied by an agreed-upon rate, and they receive interest on any cash collateral that they post to the counterparty at the federal funds or LIBOR rate in effect for such period.
The Investment Funds and Icahn Enterprises Holdings may trade futures contracts. A futures contract is a firm commitment to buy or sell a specified quantity of a standardized amount of a deliverable grade commodity, security, currency or cash at a specified price and specified future date unless the contract is closed before the delivery date. Payments (or variation margin) are made or received by the Investment Funds and Icahn Enterprises Holdings each day, depending on the daily fluctuations in the value of the contract, and the whole value change is recorded as an unrealized gain or loss by the Investment Funds and Icahn Enterprises Holdings. When the contract is closed, the Investment Funds and Icahn Enterprises Holdings record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The Investment Funds and Icahn Enterprises Holdings may utilize forward contracts to seek to protect their assets denominated in foreign currencies and precious metals holdings from losses due to fluctuations in foreign exchange rates and spot rates. The Investment Funds' and Icahn Enterprises Holdings' exposure to credit risk associated with non-performance of such forward contracts is limited to the unrealized gains or losses inherent in such contracts, which are recognized in unrealized gains or losses on derivative, futures and foreign currency contracts, at fair value in our consolidated balance sheets.
The Investment Funds may also enter into foreign currency contracts for purposes other than hedging denominated securities. When entering into a foreign currency forward contract, the Investment Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date unless the contract is closed before such date. The Investment Funds record unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into such contracts and the forward rates at the reporting date.
The Investment Funds may also purchase and write option contracts. As a writer of option contracts, the Investment Funds receive a premium at the outset and then bear the market risk of unfavorable changes in the price of the underlying financial instrument. As a result of writing option contracts, the Investment Funds are obligated to purchase or sell, at the holder's option, the underlying financial instrument. Accordingly, these transactions result in off-balance-sheet risk, as the Investment Funds' satisfaction of the obligations may exceed the amount recognized in our consolidated balance sheets. At June 30, 2012, the maximum payout amounts relating to certain put options written by the Investment Funds were approximately $8.8 billion, of which approximately $8.1 billion related to covered put options on existing short positions on a certain stock index.  At December 31, 2011, the maximum payout amounts relating to certain put options written by the Investment Funds approximated $1.7 billion, of which approximately $1.4 billion related to covered put options on existing short positions on a certain stock index. As of June 30, 2012 and December 31, 2011, there were unrealized gains of $112 million and $24 million, respectively.
Certain terms of the Investment Funds' contracts with derivative counterparties, which are standard and customary to such contracts, contain certain triggering events that would give the counterparties the right to terminate the derivative instruments. In such events, the counterparties to the derivative instruments could request immediate payment on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on June 30, 2012 and December 31, 2011 was $92 million and $42 million, respectively.
At June 30, 2012 and December 31, 2011, the Investment Funds had $530 million and $257 million, respectively, posted as collateral for derivative positions, including those derivative instruments with credit-risk-related contingent features; these amounts are included in cash held at consolidated affiliated partnerships and restricted cash in our consolidated balance sheets.
U.S. GAAP requires the disclosure of information about obligations under certain guarantee arrangements. Such guarantee arrangements requiring disclosure include contracts that contingently require the guarantor to make payments to the guaranteed party based on another entity's failure to perform under an agreement as well as indirect guarantees of the indebtedness of others.
The Investment Funds have entered into certain derivative contracts, in the form of credit default swaps, which meet the accounting definition of a guarantee, whereby the occurrence of a credit event with respect to the issuer of the underlying financial instrument may obligate the Investment Funds to make a payment to the swap counterparties. As of both June 30, 2012 and December 31, 2011, the Investment Funds have entered into such a credit default swap with a maximum notional amount of $8 million, with terms of less than one year and approximately two years, respectively. This credit default swap has a below investment grade risk profile. We estimate that our maximum exposure related to these credit default swaps approximates 37.1% and 48.0% of such notional amounts as of June 30, 2012 and December 31, 2011, respectively.
Each Investment Fund's assets may be held in one or more accounts maintained for the Investment Fund by its prime broker or at other brokers or custodian banks, which may be located in various jurisdictions. The prime broker and custodian banks are subject to various laws and regulations in the relevant jurisdictions in the event of their insolvency. Accordingly, the practical effect of these laws and their application to the Investment Fund's assets may be subject to substantial variations, limitations and uncertainties. The insolvency of any of the prime brokers, custodian banks or clearing corporations may result in the loss of all or a substantial portion of the Investment Fund's assets or in a significant delay in the Investment Fund's having access to those assets.
Credit concentrations may arise from investment activities and may be impacted by changes in economic, industry or political factors. The Investment Funds and Icahn Enterprises Holdings routinely execute transactions with counterparties in the financial services industry, resulting in credit concentration with respect to this industry. In the ordinary course of business, the Investment Funds and Icahn Enterprises Holdings may also be subject to a concentration of credit risk to a particular counterparty.
The Investment Funds and Icahn Enterprises Holdings seek to mitigate these risks by actively monitoring exposures, collateral requirements and the creditworthiness of our counterparties.
Automotive
During fiscal 2008, Federal-Mogul entered into a series of five-year interest rate swap agreements with a total notional value of $1,190 million to hedge the variability of interest payments associated with its variable-rate term loans. Through these swap agreements, Federal-Mogul has fixed its base interest and premium rate at a combined average interest rate of approximately 5.37% on the hedged principal amount of $1,190 million. As of June 30, 2012 and December 31, 2011, unrealized net losses of $28 million and $44 million, respectively, were recorded in accumulated other comprehensive loss as a result of these hedges. As of June 30, 2012, losses of $27 million are expected to be reclassified from accumulated other comprehensive loss to the consolidated statement of operations within the next 12 months.
These interest rate swaps reduce Federal-Mogul's overall interest rate risk. However, due to the remaining outstanding borrowings on Federal-Mogul's debt facilities and other borrowing facilities that continue to have variable interest rates, management believes that interest rate risk to Federal-Mogul could be material if there are significant adverse changes in interest rates. To the extent that interest rates change by 25 basis points, Federal-Mogul's annual interest expense would show a corresponding change of approximately $6 million, $7 million and $2 million for the years ending December 31, 2013, 2014 and 2015, respectively, representing the term of Federal-Mogul's variable-rate term loans.
Federal-Mogul's production processes are dependent upon the supply of certain raw materials that are exposed to price fluctuations on the open market. The primary purpose of Federal-Mogul's commodity price forward contract activity is to manage the volatility associated with forecasted purchases. Federal-Mogul monitors its commodity price risk exposures regularly to maximize the overall effectiveness of its commodity forward contracts. Principal raw materials hedged include natural gas, copper, nickel, tin, zinc, high-grade aluminum and aluminum alloy. Forward contracts are used to mitigate commodity price risk associated with raw materials, generally related to purchases forecast for up to 15 months in the future.
Federal-Mogul had commodity price hedge contracts outstanding with combined notional values of $78 million and $117 million at June 30, 2012 and December 31, 2011, respectively, all of which substantially mature within one year in each of the respective periods and $73 million and $117 million, respectively, were designated as hedging instruments for accounting purposes. Unrealized net losses of $7 million and $15 million were recorded in accumulated other comprehensive loss as of June 30, 2012 and December 31, 2011, respectively.
Federal-Mogul manufactures and sells its products in North America, South America, Asia, Europe and Africa. As a result, Federal-Mogul's financial results could be significantly affected by factors such as changes in foreign currency exchange rates or weak economic conditions in foreign markets in which Federal-Mogul manufactures and sells its products. Federal-Mogul's operating results are primarily exposed to changes in exchange rates between the U.S. dollar and European currencies.
Federal-Mogul generally tries to use natural hedges within its foreign currency activities, including the matching of revenues and costs, to minimize foreign currency risk. Where natural hedges are not in place, Federal-Mogul considers managing certain aspects of its foreign currency activities and larger transactions through the use of foreign currency options or forward contracts. Principal currencies hedged have historically included the euro, British pound and Polish zloty. Federal-Mogul had notional values of $78 million and $27 million of foreign currency hedge contracts outstanding at June 30, 2012 and December 31, 2011, respectively, of which $14 million and $27 million, respectively, were designated as cash flow hedging instruments for accounting purposes and substantially all mature in less than one year in each of the respective periods. Unrealized net gains of $1 million and $3 million were recorded in accumulated other comprehensive loss as of June 30, 2012 and December 31, 2011, respectively, for the contracts designated as hedging instruments. During the three months ended June 30, 2012, Federal-Mogul entered into foreign currency contracts, with combined notional value of approximately $64 million, in order to offset fluctuations in consolidated earnings caused by changes in currency rates used to translate earnings at foreign subsidiaries into U.S. dollars. These contracts are not designated as hedging instruments for accounting purposes and are marked to market through the income statement. Immaterial gains related to these contracts were recorded in other income, net for the three and six months ended June 30, 2012.
Financial instruments, which potentially subject Federal-Mogul to concentrations of credit risk, consist primarily of accounts receivable and cash investments. Federal-Mogul's customer base includes virtually every significant global light and commercial vehicle manufacturer and a large number of distributors, installers and retailers of automotive aftermarket parts. Federal-Mogul's credit evaluation process and the geographical dispersion of sales transactions help to mitigate credit risk concentration. No individual customer accounted for more than 6% of Federal-Mogul's direct sales during the six months ended June 30, 2012. Federal-Mogul requires placement of cash in financial institutions evaluated as highly creditworthy.
Energy
CVR is subject to price fluctuations caused by supply conditions, weather, economic conditions, interest rate fluctuations and other factors. To manage price risk on crude oil and other inventories and to fix margins on certain future production, the Company from time to time enters into various commodity derivative transactions.
CVR has adopted accounting standards which impose extensive record-keeping requirements in order to designate a derivative financial instrument as a hedge. CVR holds derivative instruments, such as exchange-traded crude oil futures and certain over-the-counter forward swap agreements, which it believes provide an economic hedge on future transactions, but such instruments are not designated as hedges for GAAP purposes. Gains or losses related to the change in fair value and periodic settlements of these derivative instruments are included in other (loss) income, net in the consolidated statement of operations.
CVR maintains a margin account to facilitate other commodity derivative activities. A portion of this account may include funds available for withdrawal. These funds are included in cash and cash equivalents within the consolidated balance sheets. The maintenance margin balance is included within other assets within consolidated balance sheets. Depending upon the position of the open commodity derivatives as of the reporting date, the amounts are classified either as an asset or liability within the consolidated balance sheets. From time to time, CVR may be required to deposit additional funds into this margin account. The fair value of the open commodity positions as of June 30, 2012 was a net loss of $1 million which is included in accrued expenses and other liabilities. For the period May 5, 2012 through June 30, 2012, CVR recognized a net realized and unrealized gain of $3 million and is included in other (loss) income, net in the consolidated statement of operations.
In September 2011, CVR entered into several commodity swap contracts with effective periods beginning in January 2012. The physical volumes are not exchanged and these contracts are net settled with cash. The contract fair value of the commodity swaps is reflected on the the consolidated balance sheets with changes in fair value currently recognized in the consolidated statement of operations. Quoted prices for similar assets or liabilities in active markets (Level 2) are considered to determine the fair values for the purpose of marking to market the hedging instruments at each period end. As of June 30, 2012 , CVR had open commodity hedging instruments consisting of 13.5 million barrels of crack spreads primarily to fix the margin on a portion of its future gasoline and distillate production. The fair value of the outstanding contracts at June 30, 2012 was a net asset of $1 million. For the period May 5, 2012 through June 30, 2012, CVR recognized a net realized and unrealized loss of $6 million which is recorded in other (loss) income, net in the consolidated statements of operations.
On June 30 and July 1, 2011, CRNF entered into two floating-to-fixed interest rate swap agreements for the purpose of hedging the interest rate risk associated with a portion of its $125 million floating rate term debt which matures in April 2016. The aggregate notional amount covered under these agreements totals $63 million (split evenly between the two agreement dates) and commenced on August 12, 2011 and expires on February 12, 2016. Under the terms of the interest rate swap agreement entered into on June 30, 2011, CRNF will receive a floating rate based on three month LIBOR and pay a fixed rate of 1.94%. Under the terms of the interest rate swap agreement entered into on July 1, 2011, CRNF will receive a floating rate based on three month LIBOR and pay a fixed rate of 1.975%. Both swap agreements are settled every 90 days. The effect of these swap agreements is to lock in a fixed rate of interest of approximately 1.96% plus the applicable margin paid to lenders over three-month LIBOR as governed by the CRNF credit agreement. At June 30, 2012, the effective rate was approximately 4.60%. The agreements were designated as cash flow hedges at inception and accordingly, the effective portion of the gain or loss on the swap is reported as a component of accumulated other comprehensive income (loss) and will be reclassified into interest expense when the interest rate swap transaction affects earnings. The ineffective portion of the gain or loss will be recognized immediately in current interest expense in the consolidated statement of operations. The realized loss on the interest rate swap reclassified from accumulated other comprehensive income ("AOCI") into interest expense was $0.1 million for the period May 5, 2012 through June 30, 2012.
Consolidated Derivative Information
The following table presents the consolidated fair values of our derivatives that are not designated as hedging instruments:

	Asset Derivatives(1)		Liability Derivatives(2)
Derivatives Not Designated as Hedging Instruments	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
	(in millions)
Equity contracts	$—	$3	$82	$42
Foreign exchange contracts	—	3	10	—
Commodity contracts	7	—	8	—
Sub-total	7	6	100	42
Netting across contract types(3)	—	—	—	—
Total(3)	$7	$6	$100	$42

(1)	Net asset derivatives are located within other assets in our consolidated balance sheets.

(2)	Net liability derivatives are located within accrued expenses and other liabilities in our consolidated balance sheets.

(3)	Excludes netting of cash collateral received and posted. The total collateral posted at June 30, 2012 and December 31, 2011 was $530 million and $257 million, respectively, across all counterparties.
The following table presents the effects of our derivative instruments not designated as hedging instruments on the statements of operations for the three and six months ended June 30, 2012 and 2011:

	Gain (Loss) Recognized in Income(1)
	Three Months Ended June 30,		Six Months Ended June 30,
Derivatives Not Designated as Hedging Instruments	2012	2011	2012	2011
	(in millions)
Equity contracts	$(59)	$1	$(461)	$10
Foreign exchange contracts	66	(2)	25	(13)
Credit contracts	—	(6)	—	19
Futures index spread	—	14	—	23
Commodity contracts	(2)	—	(2)	—
	$5	$7	$(438)	$39

(1)	Gains (losses) recognized on derivatives are classified in net gain from investment activities in our consolidated statements of operations.
At June 30, 2012, the volume of our derivative activities based on their notional exposure, categorized by primary underlying risk, are as follows:

	Long Notional Exposure	Short Notional Exposure
Primary underlying risk:	(in millions)
Credit default swaps	$8	$—
Equity swaps	4	9,340
Foreign currency forwards	77	1,428
Interest rate swap contracts	1,253	—
Commodity contracts	81	7

The following table presents the fair values of our derivative instruments that are designated as cash flow hedging instruments:

	Asset Derivatives(1)		Liability Derivatives(2)
Derivatives Designated as Cash Flow Hedging Instruments	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
	(in millions)
Interest rate swap contracts	$—	$—	$31	$44
Commodity contracts	—	—	7	16
Foreign currency contracts	1	3	—	—
Sub-total	1	3	38	60
Netting across contract types	(1)	(3)	(1)	(3)
Total	$—	$—	$37	$57

(1)	Located within other assets in our consolidated balance sheets.

(2)	Located within accrued expenses and other liabilities in our consolidated balance sheets.

The following tables present the effect of our derivative instruments that are designated as cash flow hedging instruments on our consolidated financial statements for the three and six months ended June 30, 2012 and 2011:

Three Months Ended June 30, 2012
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion)
	(in millions)	(in millions)
Interest rate swap contracts	$—	$(9)	Interest expense	$—
Commodity contracts	(6)	(4)	Cost of goods sold	—
Foreign currency contracts	1	1	Cost of goods sold	—
	$(5)	$(12)		$—

Three Months Ended June 30, 2011
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion)
	(in millions)	(in millions)
Interest rate swap contracts	$(9)	$(9)	Interest expense	$—
Commodity contracts	(6)	2	Cost of goods sold	(1)	Other income, net
Foreign currency contracts	(1)	(1)	Cost of goods sold	—
	$(16)	$(8)		$(1)

Six Months Ended June 30, 2012
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion)
	(in millions)	(in millions)
Interest rate swap contracts	$(3)	$(19)	Interest expense	$—
Commodity contracts	2	(6)	Cost of goods sold	—
Foreign currency contracts	(1)	1	Cost of goods sold	—
	$(2)	$(24)		$—

Six Months Ended June 30, 2011
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion)
	(in millions)	(in millions)
Interest rate swap contracts	$(10)	$(19)	Interest expense	$—
Commodity contracts	(5)	6	Cost of goods sold	(1)	Other income, net
Foreign currency contracts	(2)	(1)	Cost of goods sold	—
	$(17)	$(14)		$(1)

Financial Instruments.
Certain derivative contracts executed by the Investment Funds with a single counterparty or by our Automotive segment with a single counterparty or by our Holding Company with a single counterparty are reported on a net-by-counterparty basis where a legal right of offset exists under an enforceable netting agreement. Values for the derivative financial instruments, principally swaps, forwards, over-the-counter options and other conditional and exchange contracts are reported on a net-by-counterparty basis. As a result, the net exposure to counterparties is reported in either other assets or accrued expenses and other liabilities in our consolidated balance sheets.
Investment Segment and Icahn Enterprises Holdings
The Investment Funds currently maintain cash deposits and cash equivalents with major financial institutions. Certain account balances may not be covered by the Federal Deposit Insurance Corporation, while other accounts may exceed federally insured limits. The Investment Funds have prime broker arrangements in place with multiple prime brokers as well as a custodian bank. These financial institutions are members of major securities exchanges. The Investment Funds also have relationships with several financial institutions with which they trade derivative and other financial instruments.
In the normal course of business, the Investment Funds and Icahn Enterprises Holdings may trade various financial instruments and enter into certain investment activities, which may give rise to off-balance-sheet risk. The Investment Funds and Icahn Enterprises Holdings' investments may include options, credit default swaps and securities sold, not yet purchased. These financial instruments represent future commitments to purchase or sell other financial instruments or to exchange an amount of cash based on the change in an underlying instrument at specific terms at specified future dates. Risks arise with these financial instruments from potential counterparty non-performance and from changes in the market values of underlying instruments.
Securities sold, not yet purchased, at fair value represent obligations to deliver the specified security, thereby creating a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk, as the satisfaction of the obligations may exceed the amount recognized in our consolidated balance sheets. Our investments in securities and amounts due from brokers are partially restricted until we satisfy the obligation to deliver the securities sold, not yet purchased.
The Investment Funds and Icahn Enterprises Holdings may enter into derivative contracts, including swap contracts, futures contracts and option contracts with the objective of capital appreciation or as economic hedges against other securities or the market as a whole. The Investment Funds may also enter into foreign currency derivative contracts to economically hedge against foreign currency exchange rate risks on all or a portion of their non-U.S. dollar denominated investments.
The Investment Funds and Icahn Enterprises Holdings have entered into various types of swap contracts with other counterparties. These agreements provide that they are entitled to receive or are obligated to pay in cash an amount equal to the increase or decrease, respectively, in the value of the underlying shares, debt and other instruments that are the subject of the contracts, during the period from inception of the applicable agreement to its expiration. In addition, pursuant to the terms of such agreements, they are entitled to receive other payments, including interest, dividends and other distributions made in respect of the underlying shares, debt and other instruments during the specified time frame. They are also required to pay to the counterparty a floating interest rate equal to the product of the notional amount multiplied by an agreed-upon rate, and they receive interest on any cash collateral that they post to the counterparty at the federal funds or LIBOR rate in effect for such period.
The Investment Funds and Icahn Enterprises Holdings may trade futures contracts. A futures contract is a firm commitment to buy or sell a specified quantity of a standardized amount of a deliverable grade commodity, security, currency or cash at a specified price and specified future date unless the contract is closed before the delivery date. Payments (or variation margin) are made or received by the Investment Funds and Icahn Enterprises Holdings each day, depending on the daily fluctuations in the value of the contract, and the whole value change is recorded as an unrealized gain or loss by the Investment Funds and Icahn Enterprises Holdings. When the contract is closed, the Investment Funds and Icahn Enterprises Holdings record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The Investment Funds and Icahn Enterprises Holdings may utilize forward contracts to seek to protect their assets denominated in foreign currencies and precious metals holdings from losses due to fluctuations in foreign exchange rates and spot rates. The Investment Funds and Icahn Enterprises Holdings' exposure to credit risk associated with non-performance of forward contracts is limited to the unrealized gains or losses inherent in such contracts, which are recognized in unrealized gains or losses on derivative, futures and foreign currency contracts, at fair value in our consolidated balance sheets.
The Investment Funds may also purchase and write option contracts. As a writer of option contracts, the Investment Funds receive a premium at the outset and then bear the market risk of unfavorable changes in the price of the underlying financial instrument. As a result of writing option contracts, the Investment Funds are obligated to purchase or sell, at the holder's option, the underlying financial instrument. Accordingly, these transactions result in off-balance-sheet risk, as the Investment Funds' satisfaction of the obligations may exceed the amount recognized in our consolidated balance sheets. At December 31, 2011, the maximum payout amounts relating to certain put options written by the Investment Funds were approximately $1.7 billion, of which $1.4 billion related to covered put options on existing short positions on a certain stock index. At December 31 2010, the maximum payout amounts relating to certain put options written by the Investment Funds was $195 million. As of December 31, 2011 and 2010, there were unrealized gains of $24 million and $0.2 million, respectively.
During the third quarter of fiscal 2010, Icahn Enterprises Holdings purchased and wrote option contracts on a certain stock index futures. During fiscal 2011, the contracts settled and there was no liability derivative as of December 31, 2011. As of December 31, 2010, Icahn Enterprises Holdings had $22 million in liability derivatives related to a certain stock index futures which are not designated as hedging instruments.
Certain terms of the Investment Funds' contracts with derivative counterparties, which are standard and customary to such contracts, contain certain triggering events that would give the counterparties the right to terminate the derivative instruments. In such events, the counterparties to the derivative instruments could request immediate payment on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2011 and 2010 was $42 million and $60 million, respectively.
At December 31, 2011 and 2010, the Investment Funds had $257 million and $248 million, respectively, posted as collateral for derivative positions, including those derivative instruments with credit-risk-related contingent features; these amounts are included in cash held at consolidated affiliated partnerships and restricted cash in our consolidated balance sheets.
U.S. GAAP requires the disclosure of information about obligations under certain guarantee arrangements. Such guarantee arrangements requiring disclosure include contracts that contingently require the guarantor to make payments to the guaranteed party based on another entity's failure to perform under an agreement as well as indirect guarantees of the indebtedness of others.
The Investment Funds have entered into certain derivative contracts, in the form of credit default swaps, which meet the accounting definition of a guarantee, whereby the occurrence of a credit event with respect to the issuer of the underlying financial instrument may obligate the Investment Funds to make a payment to the swap counterparties. As of December 31, 2011 and 2010, the Investment Funds have entered into such credit default swaps with a maximum notional amount of $8 million and $32 million with terms of approximately one year and two years as of December 31, 2011 and 2010, respectively. We estimate that our maximum exposure related to these credit default swaps approximates 48.0% and 39.4% of such notional amounts as of December 31, 2011 and 2010, respectively.
The following table presents the notional amount, fair value, underlying referenced credit obligation type and credit ratings for derivative contracts in which the Investment Funds are assuming risk:

	December 31, 2011		December 31, 2010
Credit Derivative Type Risk Exposure	Notional Amount	Fair Value	Notional Amount	Fair Value	Underlying Reference Obligation
	(in millions)
Single name credit default swaps:
Below investment grade risk exposure	$8	$0.1	$32	$1	Corporate credit

The following table presents the fair values of the Investment Funds and Icahn Enterprises Holdings' derivatives:

	Asset Derivatives(1)		Liability Derivatives(2)
Derivatives Not Designated as Hedging Instruments	December 31,		December 31,
	2011	2010	2011	2010
	(in millions)
Equity contracts	$3	$1	$42	$2
Foreign exchange contracts	3	—	—	2
Credit contracts	—	24	—	77
Futures index spread	—	—	—	22
Sub-total	6	25	42	103
Netting across contract types(3)	—	(19)	—	(19)
Total(4)	$6	$6	$42	$84

(1)	Net asset derivatives are located within other assets in our consolidated balance sheets.

(2)	Net liability derivatives are located within accrued expenses and other liabilities in our consolidated balance sheets.

(3)	Represents the netting of receivables balances with payable balances for the same counterparty across contract types pursuant to netting agreements.

(4)	Excludes netting of cash collateral received and posted. The total collateral posted at December 31, 2011 and 2010 was $257 million and $248 million, respectively, across all counterparties.

The following table presents the effects of the Investment segment and Icahn Enterprises Holdings' derivative instruments on the statements of operations for fiscal 2011, fiscal 2010 and fiscal 2009:

	Gain (Loss) Recognized in Income(1)
	Year Ended December 31,
Derivatives Not Designated as Hedging Instruments	2011	2010	2009
	(in millions)
Equity contracts	$(39)	$2	$(58)
Interest rate contracts	—	—	57
Foreign exchange contracts	7	(12)	(7)
Credit contracts	18	38	323
Futures index spread	20	3	—
	$6	$31	$315

(1)	Gains (losses) recognized on derivatives are classified in net gain from investment activities in our consolidated statements of operations.

At December 31, 2011, the volume of the Investment Funds' and Icahn Enterprises Holdings' derivative activities based on their notional exposure, categorized by primary underlying risk, are as follows:

	Long Notional Exposure	Short Notional Exposure
Primary underlying risk:	(in millions)
Credit default swaps	$8	$—
Commodity swaps	2	(150)
Equity swaps	7	(2,055)
Foreign currency forwards	—	(474)
Futures index spread	—	—

Each Investment Fund's assets may be held in one or more accounts maintained for the Investment Fund by its prime broker or at other brokers or custodian banks, which may be located in various jurisdictions. The prime broker and custodian banks are subject to various laws and regulations in the relevant jurisdictions in the event of their insolvency. Accordingly, the practical effect of these laws and their application to the Investment Fund's assets may be subject to substantial variations, limitations and uncertainties. The insolvency of any of the prime brokers, custodian banks or clearing corporations may result in the loss of all or a substantial portion of the Investment Fund's assets or in a significant delay in the Investment Fund's having access to those assets.
Credit concentrations may arise from investment activities and may be impacted by changes in economic, industry or political factors. The Investment Funds and Icahn Enterprises Holdings routinely execute transactions with counterparties in the financial services industry, resulting in credit concentration with respect to this industry. In the ordinary course of business, the Investment Funds and Icahn Enterprises Holdings may also be subject to a concentration of credit risk to a particular counterparty.
The Investment Funds and Icahn Enterprises Holdings seek to mitigate these risks by actively monitoring exposures, collateral requirements and the creditworthiness of our counterparties.
Automotive
During fiscal 2008, Federal-Mogul entered into a series of five-year interest rate swap agreements with a total notional value of $1,190 million to hedge the variability of interest payments associated with its variable-rate term loans. Through these swap agreements, Federal-Mogul has fixed its base interest and premium rate at a combined average interest rate of approximately 5.37% on the hedged principal amount of $1,190 million. As of December 31, 2011 and 2010, unrealized net losses of $44 million and $70 million, respectively, were recorded in accumulated other comprehensive loss as a result of these hedges. As of December 31, 2011, losses of $36 million are expected to be reclassified from accumulated other comprehensive loss to the consolidated statement of operations within the next 12 months.
These interest rate swaps reduce Federal-Mogul's overall interest rate risk. However, due to the remaining outstanding borrowings on Federal-Mogul's debt facilities and other borrowing facilities that continue to have variable interest rates, management believes that interest rate risk to Federal-Mogul could be material if there are significant adverse changes in interest rates.
Federal-Mogul's production processes are dependent upon the supply of certain raw materials that are exposed to price fluctuations on the open market. The primary purpose of Federal-Mogul's commodity price forward contract activity is to manage the volatility associated with forecasted purchases. Federal-Mogul monitors its commodity price risk exposures regularly to maximize the overall effectiveness of its commodity forward contracts. Principal raw materials hedged include natural gas, copper, nickel, tin, zinc, high-grade aluminum and aluminum alloy. Forward contracts are used to mitigate commodity price risk associated with raw materials, generally related to purchases forecast for up to 15 months in the future.
Federal-Mogul had commodity price hedge contracts outstanding with combined notional values of $117 million and $50 million at December 31, 2011 and 2010 respectively, of which substantially all mature within one year and substantially all were designated as hedging instruments for accounting purposes. Unrealized net losses of $15 million were recorded in accumulated other comprehensive loss as of December 31, 2011. Unrealized net gains of $12 million were recorded in accumulated other comprehensive loss as of December 31, 2010.
Federal-Mogul manufactures and sells its products in North America, South America, Asia, Europe and Africa. As a result, Federal-Mogul's financial results could be significantly affected by factors such as changes in foreign currency exchange rates or weak economic conditions in foreign markets in which Federal-Mogul manufactures and sells its products. Federal-Mogul's operating results are primarily exposed to changes in exchange rates between the U.S. dollar and European currencies.
Federal-Mogul generally tries to use natural hedges within its foreign currency activities, including the matching of revenues and costs, to minimize foreign currency risk. Where natural hedges are not in place, Federal-Mogul considers managing certain aspects of its foreign currency activities and larger transactions through the use of foreign currency options or forward contracts. Principal currencies hedged have historically included the euro, British pound and Polish zloty. Federal-Mogul had notional values of $27 million and $20 million of foreign currency hedge contracts outstanding at December 31, 2011 and 2010, respectively, of which substantially all mature in less than one year and substantially all were designated as hedging instruments for accounting purposes. Unrealized net gains of $3 million were recorded in accumulated other comprehensive loss as of December 31, 2011. Immaterial unrealized net losses were recorded in accumulated other comprehensive loss as of December 31, 2010.
Financial instruments, which potentially subject Federal-Mogul to concentrations of credit risk, consist primarily of accounts receivable and cash investments. Federal-Mogul's customer base includes virtually every significant global light and commercial vehicle manufacturer and a large number of distributors, installers and retailers of automotive aftermarket parts. Federal-Mogul's credit evaluation process and the geographical dispersion of sales transactions help to mitigate credit risk concentration. No individual customer accounted for more than 5% of Federal-Mogul's direct sales during the year ended December 31, 2011. Federal-Mogul requires placement of cash in financial institutions evaluated as highly creditworthy.
The following table presents the fair values of Federal-Mogul's derivative instruments:

	Asset Derivatives(1)		Liability Derivatives(2)
Derivatives Designated as Cash Flow Hedging Instruments	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
	(in millions)
Interest rate swap contracts	$—	$—	$44	$70
Commodity contracts	—	13	16	1
Foreign currency contracts	3	—	—	—
Sub-total	3	13	60	71
Netting across contract types	(3)	(1)	(3)	(1)
Total	$—	$12	$57	$70

(1)	Located within other assets in our consolidated balance sheets.

(2)	Located within accrued expenses and other liabilities in our consolidated balance sheets.

The following tables present the effect of Federal-Mogul's derivative instruments in our consolidated financial statements for the year ended December 31, 2011, 2010 and 2009:

Year Ended December 31, 2011
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)
	(in millions)	(in millions)		(in millions)
Interest rate swap contracts	$(13)	$(39)	Interest expense	$—
Commodity contracts	(22)	5	Cost of goods sold	(1)	Other income, net
Foreign currency contracts	3	—		—
	$(32)	$(34)		$(1)

Year Ended December 31, 2010
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)
	(in millions)	(in millions)		(in millions)
Interest rate swap contracts	$(58)	$(38)	Interest expense	$—
Commodity contracts	16	9	Cost of goods sold	—
Foreign currency contracts	1	1	Cost of goods sold	—
	$(41)	$(28)		$—

Year Ended December 31, 2009
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Gain Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Location of Gain Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)
	(in millions)	(in millions)		(in millions)
Interest rate swap contracts	$(20)	$(37)	Interest expense	$—
Commodity contracts	20	(18)	Cost of goods sold	3	Other income, net
Foreign currency contracts	—	1	Cost of goods sold	—
	$—	$(54)		$3

	Location of Gain (Loss) Recognized in Income on Derivatives	Gain (Loss) Recognized in Income on Derivatives
		Year Ended December 31,
Derivatives Not Designated as Hedging Instruments		2011	2010	2009
		(in millions)
Commodity contracts	Cost of goods sold	$—	$1	$(7)
Commodity contracts	Other income, net	—	—	4
		$—	$1	$(3)

Inventories, Net	6 Months Ended
Jun. 30, 2012
Inventory Disclosure [Abstract]
Inventories, Net	Inventories, Net. Inventories, net consists of the following:

	June 30, 2012	December 31, 2011
	(in millions)
Raw materials	$528	$248
Work in process	237	202
Finished goods	1,097	894
	$1,862	$1,344

Goodwill and Intangible Assets, Net	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net
Goodwill and Intangible Assets, Net.
Goodwill consists of the following:

	June 30, 2012			December 31, 2011
	Gross Carrying Amount	Accumulated Impairment	Net Carrying Value	Gross Carrying Amount	Accumulated Impairment	Net Carrying Value
	(in millions)
Automotive	$1,331	$(226)	$1,105	$1,323	$(226)	$1,097
Energy	894	—	894	—	—	—
Railcar	7	—	7	7	—	7
Food Packaging	3	—	3	3	—	3
Metals	14	—	14	20	—	20
	$2,249	$(226)	$2,023	$1,353	$(226)	$1,127

Intangible assets, net consists of the following:

		June 30, 2012			December 31, 2011
	Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
	(in years)	(in millions)
Definite-lived intangible assets:
Automotive	1 - 22	$656	$(246)	$410	$656	$(222)	$434
Energy	20 - 25	358	(3)	355	—	—	—
Gaming	3 - 42	17	(2)	15	25	(2)	23
Food Packaging	6 - 12	23	(15)	8	23	(14)	9
Metals	5 - 15	20	(8)	12	15	(7)	8
Real Estate	12 - 12.5	121	(38)	83	121	(34)	87
		$1,195	$(312)	883	$840	$(279)	561
Indefinite-lived intangible assets:
Automotive				264			277
Gaming				54			54
Food Packaging				2			2
Metals				2			2
Home Fashion				3			3
				325			338
Intangible assets, net				$1,208			$899

We recorded amortization expense for the three months ended June 30, 2012 and 2011 of $18 million and $16 million, respectively, associated with definite-lived intangible assets, and for the six months ended June 30, 2012 and 2011 we recorded amortization expense of $33 million and $31 million, respectively. We utilize the straight-line method of amortization, recognized over the estimated useful lives of the assets.
Automotive
During the six months ended June 30, 2012, our Automotive segment increased goodwill and decreased property, plant and equipment by $8 million to correct for property, plant and equipment that were improperly valued in our initial purchase accounting.
During the second quarter of 2012, Federal-Mogul's board of directors approved a restructuring plan to reduce or eliminate capacity at several high cost VSP facilities and transfer production to lower cost locations. As a result, we determined that this restructuring plan indicated that an impairment may exist in one of our Automotive reporting units, VSP, which had a balance of $720 million of goodwill allocated to it. In assessing whether we had an impairment in our VSP reporting unit, we considered certain trends of businesses comprising our VSP reporting unit, along with other quantitative and qualitative factors, and concluded that this restructuring event did not result in a goodwill impairment charge during the second quarter of 2012 for our VSP reporting unit.
As previously announced, board of directors of Federal-Mogul decided to segment Federal-Mogul's operating businesses into two separate and independent divisions. One division will focus primarily on the manufacture and sale of powertrain products to original equipment manufacturers while the other will consist of Federal-Mogul's global aftermarket as well as its brake, chassis and wipers businesses. Federal-Mogul has initiated several actions in connection with the creation of the two operating divisions, including the hiring of a Chief Executive Officer for the aftermarket division and the identification of facilities that will be managed by each division.  As this new segmentation of our Automotive reporting segment will result in reconsideration of its reporting units during the second half of 2012, our Automotive segment's existing goodwill will be required to be reassigned utilizing a relative fair value allocation approach in accordance with FASB ASC Topic 350, Intangibles-Goodwill and Other.  It is possible that this goodwill reassignment could result in a goodwill impairment during the second half of fiscal 2012.
Based upon certain impairment indicators related to our Automotive segment's friction business, including lower than expected profits and cash flows due to continued lower aftermarket volumes, further product mix shifts and pressure on margins, our Automotive segment performed a trademarks and brand names impairment analysis in accordance with the subsequent measurement provisions of FASB ASC Topic 350, Intangibles - Goodwill and Other. This impairment analysis compares the fair values of these assets to the related carrying values, and impairment charges are recorded for any excess of carrying values over fair values. These fair values are based upon the prospective stream of hypothetical after-tax royalty cost savings discounted at rates that reflect the rates of return appropriate for these intangible assets. Based upon this analysis, our Automotive segment recognized a $13 million impairment charge for each of the three and six months ended June 30, 2012.
Energy
As further discussed in Note 2, "Acquisition," we acquired a controlling interest in CVR on May 4, 2012. As a result, of the acquisition, based on preliminary valuations, we recorded goodwill of $894 million, of which $652 million and $242 million was allocated to our Energy segment's petroleum and fertilizer reporting units, respectively. The allocation of goodwill to our Energy segment's reporting units will be subject to additional adjustments as we finalize our purchase price allocation.  The goodwill arising from the acquisition is largely due to certain CVR factors, including CVR's location attributes, trained and assembled workforce, and a deferred tax liability offset adjustment, which arises from the nature of the stock transaction.  Specifically related to locational attributes, CVR is an inland refiner that buys the majority of its crude oil at prices linked to the West Texas Intermediate benchmark and then sells gasoline at prices based on global benchmarks like the North Sea Brent crude.  This is beneficial to CVR because oil production in the North American heartland is rising faster than the inland crude can be piped to available refiners; this oversupply has benefited the gross margins of Midwestern refiners such as CVR.  None of the goodwill recognized is deductible for income tax purposes.
In addition, we recorded definite-lived intangible assets aggregating $358 million, of which $46 million related to gasification technology license with a useful life of 25 years, $12 million related to permitting assets with a useful life of 25 years and $300 million related to customer relationships with a useful life of 20 years. The gasification technology license and customer relationships definite-lived intangibles were allocated solely to our Energy segment's fertilizer reporting unit and the permitting assets definite-lived intangible assets were allocated solely to our Energy segment's petroleum reporting unit. The allocation of goodwill and intangibles to our Energy segment's reporting units will be subject to additional adjustments as we finalize our purchase price allocation. None of the goodwill recognized is deductible for income tax purposes.
Gaming
During the three months ended June 30, 2012, our Gaming segment corrected $5 million related to its stepped-up value of certain definite-lived intangibles that were overstated in its initial purchase accounting. In addition, during the three months ended June 30, 2012, our Gaming segment recognized an impairment charge of $2 million related to certain intangible assets (favorable lease arrangements) related to certain original tenant leases being terminated early.
Railcar
We perform the annual goodwill impairment test as of March 1 of each year for our Railcar segment. For purposes of goodwill impairment testing, our Railcar operating segment constitutes our reporting unit ("Railcar reporting unit"). We assess qualitative factors to determine whether it is more likely than not that the fair value of our Railcar reporting unit is greater than its carrying amount. If, however, we had determined that it was more likely than not that the fair value of our Railcar reporting unit was less than its carrying amount, then we would perform the first step of the two-step goodwill impairment test. In evaluating whether it is more likely than not that the fair value of our Railcar reporting unit is greater than its carrying amount, we considered various qualitative and quantitative factors, including macroeconomic conditions, railcar industry trends and the fact that our Railcar reporting unit has historical positive operating cash flows that we anticipate will continue. After assessing these factors, we determined that it was more likely than not the fair value of our Railcar reporting unit was greater than its carrying amount, and therefore no further testing was necessary.
Food Packaging
As a result of our acquisition of a controlling interest in Viskase on January 15, 2010, certain long-term assets have been adjusted as a result of our required utilization of common control parties' underlying basis in such assets. As of June 30, 2012, the net balances of such assets included adjustments as follows: $3 million for goodwill and $10 million for intangible assets.
Metals
During the six months ended June 30, 2012, PSC Metals reduced its goodwill by $6 million. This change related to certain acquisitions made during fiscal 2011 and consisted of a $9 million increase in tangible and identifiable intangible assets due to finalization of purchase price allocations, offset by additional purchase price payments of $3 million.

Goodwill and Intangible Assets, Net.
Goodwill consists of the following:

	December 31, 2011
	Automotive	Railcar	Food Packaging	Metals	Consolidated
	(in millions)
Gross carrying amount, January 1	$1,343	$7	$3	$2	$1,355
Acquisitions	—	—	—	19	19
Adjustment to step-up value	(19)	—	—	(1)	(20)
Foreign exchange	(1)	—	—	—	(1)
Gross carrying amount, December 31	1,323	7	3	20	1,353

Accumulated impairment, January 1	(226)	—	—	—	(226)
Impairment	—	—	—	—	—
Accumulated impairment, December 31	(226)	—	—	—	(226)

Net carrying value, December 31	$1,097	$7	$3	$20	$1,127

	December 31, 2010
	Automotive	Railcar	Food Packaging	Metals	Consolidated
	(in millions)
Gross carrying amount, January 1	$1,292	$7	$3	$—	$1,302
Acquisitions	16	—	—	2	18
Adjustment to step-up value	35	—	—	—	35
Gross carrying amount, December 31	1,343	7	3	2	1,355

Accumulated impairment, January 1	(219)	—	—	—	(219)
Revised 2008 goodwill impairment	(7)	—	—	—	(7)
Accumulated impairment, December 31	(226)	—	—	—	(226)

Net carrying value, December 31	$1,117	$7	$3	$2	$1,129

Intangible assets, net consists of the following:

		December 31, 2011			December 31, 2010
	Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
	(in years)	(in millions)
Definite-lived intangible assets:
Automotive	1 - 22	$656	$(222)	$434	$658	$(174)	$484
Gaming	3 - 42	25	(2)	23	25	—	25
Food Packaging	6 - 12	23	(14)	9	23	(11)	12
Metals	5 - 15	15	(7)	8	11	(5)	6
Real Estate	12 - 12.5	121	(34)	87	121	(24)	97
		$840	$(279)	561	$838	$(214)	624
Indefinite-lived intangible assets:
Automotive				277			314
Gaming				54			54
Food Packaging				2			2
Metals				2			—
Home Fashion				3			5
				338			375
Intangible assets, net				$899			$999

We recorded amortization expense for fiscal 2011, fiscal 2010 and fiscal 2009 of $65 million, $62 million and $68 million, respectively, associated with definite-lived intangible assets. We utilize the straight-line method of amortization, recognized over the estimated useful lives of the assets.
The estimated future amortization expense for our definite-lived intangible assets is as follows:

Year	Amount
(in millions)
2012	$64
2013	60
2014	59
2015	59
2016	56
Thereafter	264
$562

Automotive
We perform our annual goodwill impairment analysis as of October 1 for our Automotive segment, or more frequently if impairment indicators exist, in accordance with the provisions of FASB ASC Topic 350, Intangibles - Goodwill and Other. This impairment analysis compares the fair values of these assets to the related carrying values, and impairment charges are recorded for any excess of carrying values over fair values. These fair values are based upon consideration of various valuation methodologies, including projected future cash flows discounted at rates commensurate with the risks involved, guideline transaction multiples, and multiples of current and future earnings.
All of our Automotive reporting units with goodwill passed “Step 1” of the October 1, 2011 goodwill impairment analysis. PTE, PTSB and VSP, representing our Automotive reporting units, had fair values in excess of carrying values of 82%, 100% and 6%, respectively. As of December 31, 2011, our VSP reporting unit has goodwill of $713 million. Our VSP reporting unit sells its products in both the OE market and aftermarket. Demand for aftermarket products is driven by many factors, including the number of vehicles in operation, the average age of the vehicle fleet, the durability of OE parts, and vehicle usage. Although the number of vehicles on the road and different models available continue to increase, the aftermarket has experienced softness due to increases in average useful lives of automotive parts resulting from continued technological advancements and resulting improvements in durability. More recently, some aftermarket product categories have been impacted by the growth of the midgrade segment due to consumer and trade channel trends. If these trends continue in the future, we may experience further declines in sales related to our VSP reporting unit, potentially resulting in goodwill impairment.
During the fourth quarter of fiscal 2010, in conjunction with the annual impairment test for goodwill and other indefinite-lived intangible assets, our Automotive segment determined that the original stepped-up values assigned to trademarks and brand names had been overstated due to the improper inclusion of non-branded sales in the basis for the trademarks and brand names valuation. As of December 31, 2010, our Automotive segment decreased its trademarks and brand names by $55 million based on a revised valuation, offset by an increase to goodwill of $35 million and a decrease to deferred tax liabilities of $20 million. Our Automotive segment reassessed the impact of this reclassification on the fiscal 2008 impairment analysis which resulted in a $13 million reduction in the trademarks and brand names impairment charge, a $7 million increase in the goodwill impairment charge and a $5 million increase in income tax expense, for a net total expense of $1 million, which was recorded in fiscal 2010 as the impact on the period March 1, 2008 through December 31, 2008 and fiscal 2010 results was not material.
We perform our annual trademarks and brand names impairment analysis for our Automotive segment as of October 1, or more frequently if impairment indicators exist, in accordance with the subsequent measurement provisions of FASB ASC Topic 350, Intangibles - Goodwill and Other. This impairment analysis compares the fair values of these assets to the related carrying values, and impairment charges are recorded for any excess of carrying values over fair values. These fair values are based upon the prospective stream of hypothetical after-tax royalty cost savings discounted at rates that reflect the rates of return appropriate for these intangible assets. Based upon this annual analysis, we recognized a $37 million impairment charge for the year ended December 31, 2011.
All of our Automotive segment's trademarks and brand names are associated with our Automotive segment's aftermarket sales and are further broken down by product line. Based upon the results of the annual trademarks and brand names impairment analysis, the net trademarks and brand names carrying value of $277 million as of December 31, 2011 equals it fair value. The primary, and most sensitive, input utilized in determining the fair values of trademarks and brand names is aftermarket sales by product line. As discussed above, if trends in the aftermarket sales continue in the future, we may experience declines in sales, potentially resulting in further impairment to our Automotive segment's trademarks and brand names.
During the year ended December 31, 2011, Federal-Mogul corrected $19 million of tax adjustments related to our stepped-up value that were improperly recorded to goodwill.
In June 2010, Federal-Mogul acquired 100% ownership of the Daros Group, a privately owned supplier of high technology piston rings for large-bore engines used in industrial energy generation and commercial shipping, with manufacturing operations in China, Germany and Sweden, for $39 million in cash. Federal-Mogul allocated the purchase price in accordance with FASB ASC Topic 805, Business Combinations. Federal-Mogul utilized a third party to assist in the fair value determination of certain components of the purchase price allocation, namely fixed assets and intangible assets. Federal-Mogul recorded $18 million, $16 million and $2 million of definite-lived customer relationships, goodwill, and indefinite-lived trademarks and brand names, respectively, associated with this acquisition. These amounts include foreign currency impacts.
Gaming
Upon the acquisition of the controlling interest in Tropicana on November 15, 2010, we recognized $25 million in definite-lived intangible assets and $54 million in indefinite-lived intangible assets. The definite-lived intangible assets relate primarily to favorable lease arrangements which are being amortized on a straight-line basis over their respective useful lives. Of the indefinite-lived intangible assets, $29 million relates to gaming licenses related to entities that are located in gaming jurisdictions where competition is limited to a specified number of licensed gaming operators. The remainder of the indefinite-lived intangible assets relates to the “Tropicana” trade name.
Intangible assets related to the acquisition of Tropicana were valued using the income and cost based methods as appropriate. The “Tropicana” trade name was valued based on the relief-from-royalty method which is a function of projected revenue, the royalty rate that would hypothetically be charged by a licensor of an asset to an unrelated licensee and a discount rate. Gaming licenses were valued based on the Greenfield method, which is the function of the cost to build a new casino operation, the build out period, projected cash flows attributed to the casino once operational and a discount rate.
Railcar
We perform an annual goodwill impairment test for our Railcar reporting units as of March 1 of each fiscal year utilizing both the market and income approaches. The market approach produces indications of value by applying multiples of enterprise value to revenue as well as enterprise value to earnings before depreciation, amortization, interest and taxes. For the income approach, a discounted net cash flow was used to determine fair value. Significant estimates and assumptions used in the discounted cash flow method include forecasted revenues and profits, appropriate weighted average cost of capital and tax rates.
The March 1, 2011 evaluation equally weighted the values derived from both the market and income approaches to arrive at fair value. Our Railcar reporting units with a goodwill balance passed “Step 1” of the March 1, 2011 goodwill impairment analysis. All “Step 1” results had fair values in excess of carrying values by at least 60%, resulting in no impairment of goodwill.
Food Packaging
As a result of our acquisition of a controlling interest in Viskase on January 15, 2010, certain long-term assets have been adjusted as a result of our required utilization of common control parties' underlying basis in such assets. As of December 31, 2011, the net balances of such assets included adjustments as follows: $3 million for goodwill and $10 million for intangible assets.
We perform an annual goodwill impairment test for our Food Packaging reporting units as of June 15 of each fiscal year utilizing both the market and income approaches. The market approach produces indications of value by applying multiples of enterprise value to revenue as well as enterprise value to earnings before depreciation, amortization, interest and taxes. For the income approach, a discounted net cash flow was used to determine fair value. Significant estimates and assumptions used in the discounted cash flow method include forecasted revenues and profits, appropriate weighted average cost of capital and tax rates.
The June 15, 2011 evaluation equally weighted the values derived from both the market and income approaches to arrive at fair value. Our Food Packaging reporting units with a goodwill balance passed “Step 1” of the June 15, 2011 goodwill impairment analysis. All “Step 1” results had fair values in excess of carrying values by at least 90%, resulting in no impairment of goodwill.
Metals
Our Metals segment tests indefinite-lived intangible assets for impairment annually as of September 30 or more frequently if it believes indicators of impairment exist. Our Metals segment determines the fair value of its indefinite-lived intangible assets utilizing discounted cash flows. The resultant fair value is compared to its carrying value and an impairment loss is recorded if the carrying value exceeds its fair value.
Our Metals segment's net sales for the first quarter of fiscal 2009 declined significantly as the demand and prices for scrap fell to extremely low levels due to historically low steel mill capacity utilization rates and declines in other sectors of the economy served by our Metals segment. Given the indication of a potential impairment, our Metals segment completed a valuation utilizing discounted cash flows based on current market conditions. This valuation resulted in an impairment loss for goodwill and other indefinite-lived intangible assets of $13 million which was recorded in the first quarter of fiscal 2009, eliminating all goodwill and indefinite-lived intangibles from our Metals segment's balance sheet.
In January 2011, PSC Metals acquired substantially all the assets and certain liabilities of Cash's Scrap Metal and Iron Corp. (“CSMI”) for $32 million in cash. CSMI is a scrap recycler and operates in five different locations in Missouri. In May 2011, PSC Metals acquired substantially all the assets of Wedel Iron and Metal, LLC (“Wedel”) for $4 million in cash. Wedel is a scrap metals recycler operating in Crossville, Tennessee.
In September 2011, PSC Metals acquired substantially all of the assets of Shapiro Brothers, Inc., or Shapiro, for $22 million in cash. Shapiro operates four scrap yards located in Missouri, Arkansas and Illinois. Shapiro buys, sells and processes ferrous and non-ferrous scrap, including industrial and obsolete grades of scrap. This acquisition is complimentary to PSC Metal's acquisition of CSMI in the first quarter of fiscal 2011 and strengthens PSC Metals' presence in the mid-west region of the United States.
In October 2011, PSC Metals acquired the assets of Metals Solutions, LLC and Knox Recycling, Inc. in Knoxville, Tennessee for $4 million in cash. Metal Solutions, LLC is a recycled aluminum converter and brokerage firm. Knox Recycling, Inc. will buy ferrous and non-ferrous recyclable metals for processing at other PSC Metals owned locations in the Knoxville, Nashville and Chattanooga regions of Tennessee.
As a result of these acquisitions, PSC Metals recognized $19 million of goodwill, $4 million in definite-lived intangible assets related to non-compete agreements and customer/supplier relationships and $2 million in indefinite-lived intangibles related to trade names. In allocating the purchase price to the fair value of assets acquired and liabilities assumed, PSC Metals utilizes third-party appraisers to assist it in assessing the fair values of certain components of the assets acquired and liabilities assumed. Estimates of fair value are based on industry data and trends and reference to relevant market rates and transactions, and discounted cash flow valuation methods, among other factors. The preliminary allocation of the fair value of assets acquired is subject to additional adjustment to provide us with adequate time to complete the valuation of these acquisitions. We do not present a schedule detailing the purchase price allocations or pro forma financial information for these acquisitions because they are not material, individually or in the aggregate, to our consolidated financial statements.
Real Estate
Acquisitions of real estate properties are accounted for utilizing the purchase method. Our Real Estate operations allocate the purchase price of each acquired property between land, buildings and improvements, and identifiable intangible assets and liabilities such as amounts related to in-place leases, acquired above- and below-market leases, and tenant relationships. The allocation of the purchase price requires judgment and significant estimates. Our Real Estate operations use information contained in independent appraisals as the primary basis for its purchase price allocations. Our Real Estate operations determine whether any rental rates are above or below market based upon comparison to similar financing terms for similar investment properties.
Values of properties are determined on an as-if vacant basis at acquisition date. The estimated fair value of acquired in-place leases are the costs our Real Estate operations would have incurred to lease the properties to the occupancy level of the properties at the date of acquisition. Such estimates include the fair value of leasing commissions, operating costs and other direct costs that would be incurred to lease the properties to such occupancy levels. Additionally, our Real Estate operations evaluates the time period over which such occupancy levels would be achieved. Such evaluation includes an estimate of the net lost market-based rental revenues and net operating costs (primarily consisting of real estate taxes, insurance and utilities) that would have been incurred during the lease-up period. Our Real Estate operations allocate a portion of the purchase price to tenant relationships considering various factors including tenant profile and the credit risk of the tenant. Acquired in-place leases and tenant relationships as of the date of acquisition are amortized over the remaining terms of the respective leases.
In August 2008, our Real Estate operations acquired two net leased properties for $465 million pursuant to a Code Section 1031 exchange. The results of operations of the properties have been included in the consolidated financial statements since the date of acquisition. The aggregate purchase price of $465 million was allocated to the following assets acquired, based on their fair values: land $90 million, buildings and improvements $254 million and $121 million attributable to definite-lived intangible assets relating to values determined for in-place leases and tenant relationships. The definite-lived intangible assets are being amortized over the 12 - 12.5 year initial term of the respective leases.
Home Fashion
For fiscal 2011, fiscal 2010 and fiscal 2009, WPI recorded an impairment charge of $2 million, $3 million and $5 million, respectively, related to its trademarks. In recording impairment charges related to its trademarks, WPI compared the fair value of the intangible asset with its carrying value. The estimates of fair value of trademarks are determined using a discounted cash flow valuation methodology referred to as the “relief from royalty” methodology. Significant assumptions inherent in the “relief from royalty” methodology employed include estimates of appropriate marketplace royalty rates and discount rates.

Property, Plant and Equipment, Net	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Property, Plant and Equipment, Net [Abstract]
Property, Plant and Equipment, Net
Property, Plant and Equipment, Net.
Property, plant and equipment, net consists of the following:

	Useful Life	June 30, 2012	December 31, 2011
	(in years)	(in millions)
Land		$461	$464
Buildings and improvements	4 - 40	1,987	1,040
Machinery, equipment and furniture	1 - 30	4,189	2,565
Assets leased to others	15 - 39	621	509
Construction in progress		607	410
		7,865	4,988
Less: Accumulated depreciation and amortization		(1,645)	(1,483)
Property, plant and equipment, net		$6,220	$3,505

Depreciation and amortization expense related to property, plant and equipment for the three months ended June 30, 2012 and 2011 was $115 million and $86 million, respectively, and for the six months ended June 30, 2012 and 2011 was $200 million and $172 million, respectively.

Property, Plant and Equipment, Net.
Property, plant and equipment, net consists of the following:

		December 31,
	Useful Life	2011	2010
	(in years)	(in millions)
Land		$464	$456
Buildings and improvements	4 - 40	1,040	1,028
Machinery, equipment and furniture	1 - 30	2,565	2,371
Assets leased to others	15 - 39	509	482
Construction in progress		410	346
		4,988	4,683
Less: Accumulated depreciation and amortization		(1,483)	(1,228)
Property, plant and equipment, net		$3,505	$3,455

Depreciation and amortization expense from continuing operations related to property, plant and equipment for fiscal 2011, fiscal 2010 and fiscal 2009 was $345 million, $365 million and $344 million, respectively.
Total rental expense for continuing operations under operating leases for fiscal 2011, fiscal 2010 and fiscal 2009 was $94 million, $77 million and $76 million, respectively.

Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Debt Disclosure [Abstract]
Debt
Debt.
Debt consists of the following:

	June 30, 2012	December 31, 2011
	(in millions)
8% senior unsecured notes due 2018 - Icahn Enterprises Holdings(1)	$2,158	$1,444
7.75% senior unsecured notes due 2016 - Icahn Enterprises Holdings(1)	1,047	1,046
Senior unsecured variable rate convertible notes due 2013 - Icahn Enterprises Holdings(1)	556	556
Debt facilities - Automotive	2,737	2,737
Debt facilities - Energy	727	—
Credit facilities - Energy	125	—
Debt facilities - Gaming	—	49
Credit facilities - Gaming	171	—
Senior unsecured notes - Railcar	275	275
Senior secured notes and revolving credit facility - Food Packaging	214	214
Mortgages payable - Real Estate	73	75
Other	113	67
Total debt	$8,196	$6,463
(1)Proceeds from the issuance of each of Icahn Enterprises' notes were transferred to Icahn Enterprises Holdings under identical terms and conditions.
Senior Unsecured Notes - Icahn Enterprises Holdings
8% Senior Unsecured Notes Due 2018 and 7.75% Senior Unsecured Notes Due 2016
On January 15, 2010, Icahn Enterprises and Icahn Enterprises Finance Corp. (“Icahn Enterprises Finance”) (collectively, the “Issuers”), issued $850 million aggregate principal amount of 7.75% Senior Unsecured Notes due 2016 (the “2016 Notes”) and $1,150 million aggregate principal amount of 8% Senior Unsecured Notes due 2018 (the “2018 Notes” and, together with the 2016 Notes, referred to as the “Initial Notes”) pursuant to the purchase agreement, dated January 12, 2010, by and among the Issuers, Icahn Enterprises Holdings, as guarantor (the “Guarantor”), and Jefferies & Company, Inc., as initial purchaser. The gross proceeds from the sale of the Initial Notes were $1,987 million, a portion of which was used to retire certain notes during fiscal 2010. Interest on the 2016 Notes and 2018 Notes are payable on January 15 and July 15 of each year, commencing July 15, 2010.
On November 12, 2010, the Issuers issued an additional $200 million aggregate principal amount of the 2016 Notes and $300 million aggregate principal amount of the 2018 Notes (such notes are collectively referred to as the “2010 Additional Notes”), pursuant to the purchase agreement, dated November 8, 2010, by and among the Issuers, Icahn Enterprises Holdings, as guarantor and Jefferies & Company, Inc., as initial purchaser. The 2010 Additional Notes constitute the same series of securities as the Initial Notes for purposes of the indenture governing the notes and vote together on all matters with such series. The 2010 Additional Notes have substantially identical terms as the Initial Notes. The gross proceeds from the sale of the Additional New Notes were $512 million.
On January 17, 2012 and February 6, 2012, the Issuers issued an additional aggregate $700 million principal amount of the 2018 Notes (such notes are collectively referred to as the “2012 Additional Notes”), pursuant to their respective purchase agreements, by and among the Issuers, Icahn Enterprises Holdings, as guarantor and Jefferies & Company, Inc., as initial purchaser. These notes constitute the same series of securities as the Initial Notes for purposes of the indenture governing the notes and vote together on all matters with such series. These notes have substantially identical terms as the Initial Notes. The gross proceeds from the sale of these notes were $716 million and will be used for general corporate purposes.
The Initial Notes, 2010 Additional Notes and 2012 Additional Notes (referred to collectively as the notes) were issued under and are governed by an indenture, dated January 15, 2010 (the “Indenture”), among the Issuers, the Guarantor and Wilmington Trust Company, as trustee. The Indenture contains customary events of defaults and covenants relating to, among other things, the incurrence of debt, affiliate transactions, liens and restricted payments. On or after January 15, 2013, the Issuers may redeem all of the 2016 Notes at a price equal to 103.875% of the principal amount of the 2016 Notes, plus accrued and unpaid interest, with such optional redemption prices decreasing to 101.938% on and after January 15, 2014 and 100% on and after January 15, 2015. On or after January 15, 2014, the Issuers may redeem all of the 2018 Notes at a price equal to 104.000% of the principal amount of the 2018 Notes, plus accrued and unpaid interest, with such option redemption prices decreasing to 102.000% on and after January 15, 2015 and 100% on and after January 15, 2016. Before January 15, 2013, the Issuers may redeem up to 35% of the aggregate principal amount of each of the 2016 Notes and 2018 Notes with the net proceeds of certain equity offerings at a price equal to 107.750% and 108.000%, respectively, of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of redemption, provided that at least 65% of the aggregate principal amount of the 2016 Notes or 2018 Notes, as the case may be, originally issued remains outstanding immediately after such redemption. If the Issuers experience a change of control, the Issuers must offer to purchase for cash all or any part of each holder's notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest.
The notes and the related guarantee are the senior unsecured obligations of the Issuers and rank equally with all of the Issuers' and the Guarantor's existing and future senior unsecured indebtedness and rank senior to all of the Issuers' and the Guarantor's existing and future subordinated indebtedness. The notes and the related guarantee are effectively subordinated to the Issuers' and the Guarantor's existing and future secured indebtedness to the extent of the collateral securing such indebtedness. The notes and the related guarantee are also effectively subordinated to all indebtedness and other liabilities of the Issuers' subsidiaries other than the Guarantor.
In connection with the issuance of the 2012 Additional Notes, the Issuers and the Guarantor entered into Registration Rights Agreements, one of which was dated January 17, 2012 and the other dated February 6, 2012, with the Initial Purchaser. On January 20, 2012, we filed an initial registration statement on Form S-4 under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the 2012 Additional Notes. The SEC declared our exchange offer registration statement on Form S-4 under the Securities Act with respect to the 2012 Additional Notes effective on March 20, 2012. Pursuant to the Registration Rights Agreements, we subsequently commenced the exchange offer to exchange the unregistered 2012 Additional Notes for notes that are registered with the SEC ("Exchange Notes") and the exchange offer expired on April 18, 2012. The 2012 Additional Notes in the aggregate principal amount of $700 million were properly tendered in the exchange offer and accepted by us in exchange for registered Exchange Notes.
As described in Note 19, "Subsequent Events," on July 12, 2012, we issued an additional $300 million principal amount of the 2018 Notes ("Additional 2018 Notes").
Senior Unsecured Variable Rate Convertible Notes Due 2013 - Icahn Enterprises Holdings
In April 2007, Icahn Enterprises issued an aggregate of $600 million of variable rate senior convertible notes due 2013 (the “variable rate notes”). The variable rate notes were sold in a private placement pursuant to Section 4(2) of the Securities Act, and issued pursuant to an indenture dated as of April 5, 2007, by and among Icahn Enterprises, as issuer, Icahn Enterprises Finance, as co-issuer, and Wilmington Trust Company, as trustee. Other than Icahn Enterprises Holdings, no other subsidiaries guarantee payment on the variable rate notes. The variable rate notes bear interest at a rate of three-month LIBOR minus 125 basis points, but the all-in-rate can be no less than 4.0% nor more than 5.5%, and are convertible into Icahn Enterprises' depositary units at a conversion price of $132.595 per Icahn Enterprises' depositary unit per $1,000 principal amount, subject to adjustments in certain circumstances. Pursuant to the indenture governing the variable rate notes, on October 5, 2008, the conversion price was adjusted downward to $105.00 per Icahn Enterprises' depositary unit per $1,000 principal amount. As a result of the unit distributions on May 31, 2011, March 30, 2012 and May 31, 2012, the conversion price was adjusted further downward to $102.75 per Icahn Enterprises' depositary unit per $1,000 principal amount. As of June 30, 2012, the interest rate was 4.0%. The interest on the variable rate notes is payable quarterly on each January 15, April 15, July 15 and October 15. The variable rate notes mature on August 15, 2013, assuming they have not been converted to Icahn Enterprises' depositary units before their maturity date.
In the event that Icahn Enterprises declares a cash dividend or similar cash distribution in any calendar quarter with respect to its depositary units in an amount in excess of $0.10 per depositary unit (as adjusted for splits, reverse splits and/or stock dividends), the indenture governing the variable rate notes requires that Icahn Enterprises simultaneously make such distribution to holders of the variable rate notes in accordance with a formula set forth in the indenture. Icahn Enterprises paid aggregate cash distributions of $1 million for the six months ended June 30, 2011 to holders of the variable rate notes in respect to Icahn Enterprises' distribution payments to its depositary unitholders. There were no distributions during the three and six months ended June 30, 2012. Such amounts have been classified as interest expense in our consolidated statements of operations.
Senior Unsecured Notes Restrictions and Covenants
The indenture governing the variable rate notes, and the indenture governing both the 2016 Notes and the 2018 Notes (including the 2010 Additional Notes and the 2012 Additional Notes), restrict the payment of cash distributions, the purchase of equity interests or the purchase, redemption, defeasance or acquisition of debt subordinated to the senior unsecured notes. The indentures also restrict the incurrence of debt or the issuance of disqualified stock, as defined in the applicable indenture, with certain exceptions. In addition, the indentures require that on each quarterly determination date Icahn Enterprises and Icahn Enterprises Holdings, as guarantor of the notes, maintain certain minimum financial ratios, as defined therein. The indentures also restrict the creation of liens, mergers, consolidations and sales of substantially all of our assets, and transactions with affiliates.
As of June 30, 2012 and December 31, 2011, both we and Icahn Enterprises were in compliance with all covenants, including maintaining certain minimum financial ratios, as defined in the applicable indentures. Additionally, as of June 30, 2012, based on covenants in the applicable indenture governing our senior unsecured notes, both we and Icahn Enterprises are permitted to incur approximately $1.5 billion in additional indebtedness.
Debt Facilities - Automotive
On December 27, 2007, Federal-Mogul entered into a Term Loan and Revolving Credit Agreement (the “Debt Facilities”) with Citicorp U.S.A. Inc. as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent and certain lenders. The Debt Facilities include a $540 million revolving credit facility (which is subject to a borrowing base and can be increased under certain circumstances and subject to certain conditions) and a $2,960 million term loan credit facility divided into a $1,960 million tranche B loan and a $1,000 million tranche C loan.
The obligations under the revolving credit facility mature December 27, 2013 and bear interest in accordance with a pricing grid based on availability under the revolving credit facility. Interest rates on the pricing grid range from LIBOR plus 1.50% to LIBOR plus 2.00% and ABR plus 0.50% to ABR plus 1.00%. The tranche B term loans mature December 27, 2014 and the tranche C term loans mature December 27, 2015. All Debt Facilities term loans bear interest at LIBOR plus 1.9375% or at ABR plus 0.9375% at Federal-Mogul's election.
During fiscal 2008, Federal-Mogul entered into a series of five-year interest rate swap agreements with a total notional value of $1,190 million to hedge the variability of interest payments associated with its variable rate term loans under the Debt Facilities. Through use of these swap agreements, Federal-Mogul has fixed its base interest and premium rate at a combined average interest rate of approximately 5.37% on the hedged principal amount of $1,190 million. Since the interest rate swaps hedge the variability of interest payments on variable rate debt with the same terms, they qualify for cash flow hedge accounting treatment. To the extent that interest rates change by 25 basis points, Federal-Mogul's annual interest expense would show a corresponding change of approximately $6 million, $7 million and $2 million for the years ending December 31, 2013, 2014 and 2015, respectively, representing the term of Federal-Mogul's variable-rate term loans.
As of June 30, 2012 and December 31, 2011, the borrowing availability under the revolving credit facility was $478 million and $496 million, respectively. Federal-Mogul had $40 million and $38 million of letters of credit outstanding as of June 30, 2012 and December 31, 2011, respectively, pertaining to the term loan credit facility. To the extent letters of credit associated with the revolving credit facility are issued, there is a corresponding decrease in borrowings available under this facility.
The obligations of Federal-Mogul under the Debt Facilities are guaranteed by substantially all of its domestic subsidiaries and certain foreign subsidiaries, and are secured by substantially all personal property and certain real property of Federal-Mogul and such guarantors, subject to certain limitations. The liens granted to secure these obligations and certain cash management and hedging obligations have first priority.
The Debt Facilities contain certain affirmative and negative covenants and events of default, including, subject to certain exceptions, restrictions on incurring additional indebtedness, mandatory prepayment provisions associated with specified asset sales and dispositions, and limitations on (i) investments; (ii) certain acquisitions, mergers or consolidations; (iii) sale and leaseback transactions; (iv) certain transactions with affiliates and (v) dividends and other payments in respect of capital stock. At June 30, 2012 and December 31, 2011, Federal-Mogul was in compliance with all debt covenants under the Debt Facilities.
Debt and Credit Facilities - Energy
On April 6, 2010, CRLLC and its wholly owned subsidiary, Coffeyville Finance Inc. (together the "CVR Issuers"), completed a private offering of $275 million aggregate principal amount of 9.0% First Lien Senior Secured Notes due 2015 (the "CVR First Lien Notes") and $225 million aggregate principal amount of 10.875% Second Lien Senior Secured Notes due 2017 (the "CVR Second Lien Notes" and, together with the CVR First Lien Notes, the "CVR Notes").  On December 15, 2011, the CVR Issuers sold an additional $200 million aggregate principal amount of 9.0% First Lien Senior Secured Notes due 2015 ("New CVR Notes"). The New CVR Notes were issued as "Additional CVR Notes" pursuant to the indenture dated April 6, 2010 (the "CVR Indenture") and, together with the existing CVR First Lien Notes, are treated as a single class for all purposes under the CVR Indenture including, without limitation, waivers, amendments, redemptions and other offers to purchase. Unless otherwise indicated, the New CVR Notes and the existing first lien notes are collectively referred to herein as the "CVR First Lien Notes".
The CVR First Lien Notes mature on April 1, 2015, unless earlier redeemed or repurchased by the CVR Issuers. The CVR Second Lien Notes mature on April 1, 2017, unless earlier redeemed or repurchased by the CVR Issuers. Interest is payable on the Notes semi-annually on April 1 and October 1 of each year. The CVR Notes are fully and unconditionally guaranteed by each of CRLLC's subsidiaries other than CVR LP and CRNF.
As further described in Note 2, "Acquisition," we acquired a controlling interest in CVR on May 4, 2012. As a result of the acquisition, we revalued the CVR Notes to its acquisition date fair values, resulting in the recognition of premiums aggregating $54 million which will be amortized to interest expense on a straight line basis over the remaining life of the CVR Notes. In addition our acquisition of a controlling interest in CVR constituted a change of control requiring the CVR Issuers to make an offer to repurchase all of its outstanding CVR Notes at 101.0% of the principal amount of notes tendered.  On June 4, 2012, the CVR Issuers offered to purchase all or any part of the CVR Notes, at a cash purchase price of 101% of the aggregate principal amount of the CVR Notes, plus accrued and unpaid interest, if any.  The offer expired on July 5, 2012 with none of the outstanding CVR Notes tendered.
On February 22, 2011, CRLLC entered into a $250 million asset-backed revolving credit agreement ("ABL credit facility") with a group of lenders including Deutsche Bank Trust Company Americas as collateral and administrative agent. The ABL credit facility is scheduled to mature in August 2015 and replaced the $150 million first priority credit facility which was terminated. The ABL credit facility will be used to finance ongoing working capital, capital expenditures, letters of credit issuance and general needs of CVR and includes among other things, a letter of credit sublimit equal to 90% of the total facility commitment and a feature which permits an increase in borrowings of up to $250 million (in the aggregate), subject to additional lender commitments. On December 15, 2011, CRLLC entered into an incremental commitment agreement to increase the borrowings under the ABL credit facility to $400 million in the aggregate in connection with the New CVR Notes issuance as discussed above. Terms of the ABL credit facility did not change as a result of the additional availability. As of June 30, 2012, CRLLC had availability under the ABL credit facility of $347 million and had letters of credit outstanding of approximately $53 million. There were no borrowings outstanding under the ABL credit facility as of June 30, 2012.
Borrowings under the facility bear interest based on a pricing grid determined by the previous quarter's excess availability. The pricing for borrowings under the ABL credit facility can range from LIBOR plus a margin of 2.75% to LIBOR plus 3.0% or the prime rate plus 1.75% to prime rate plus 2.0% for Base Rate Loans. Availability under the ABL credit facility is determined by a borrowing base formula supported primarily by cash and cash equivalents, certain accounts receivable and inventory.
The ABL credit facility contains customary covenants for a financing of this type that limit, subject to certain exceptions, the incurrence of additional indebtedness, the incurrence of liens on assets, the ability to dispose of assets, make restricted payments, investments or acquisitions, enter into sales lease back transactions or enter into affiliate transactions. The ABL credit facility also contains a fixed charge coverage ratio financial covenant that is triggered when borrowing base excess availability is less than certain thresholds, as defined under the facility. As of June 30, 2012, CRLLC was in compliance with the covenants contained in the ABL credit facility.
In connection with the closing of CVR LP's initial public offering in April 2011, CVR LP and CRNF were released as guarantors of the ABL credit facility.
In connection with our acquisition of a controlling interest in CVR on May 4, 2012, CRLLC, Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, the lenders and the other parties thereto, entered into a First Amendment to Credit Agreement effective as of May 7, 2012 (the "ABL First Amendment"), pursuant to which the parties agreed to exclude our acquisition of CVR's common stock from the definition of change of control as provided in the ABL Credit Agreement, dated as of February 22, 2011, by and among the parties thereto (the "ABL Credit Agreement"). Absent the ABL First Amendment, the change in control of CVR described above would have triggered an event of default pursuant to the ABL Credit Agreement.
On April 13, 2011, CRNF, as borrower, and CVR LP, as guarantor, entered into a new credit facility with a group of lenders including Goldman Sachs Lending Partners LLC, as administrative and collateral agent. The credit facility includes a term loan facility of $125 million and a revolving credit facility of $25 million, which was undrawn as of June 30, 2012, with an uncommitted incremental facility of up to $50 million. No amounts were outstanding under the revolving credit facility at June 30, 2012.
Borrowings under the credit facility bear interest based on a pricing grid determined by the trailing four quarter leverage ratio. The initial pricing for Eurodollar rate loans under the credit facility is the Eurodollar rate plus a margin of 3.50% or, for base rate loans, the prime rate plus 2.50%. Under its terms, the lenders under the credit facility were granted a perfected, first priority security interest (subject to certain customary exceptions) in substantially all of the assets of CRNF and CVR LP.
The credit facility requires CVR LP to maintain a minimum interest coverage ratio and a maximum leverage ratio and contains customary covenants for a financing of this type that limit, subject to certain exceptions, the incurrence of additional indebtedness or guarantees, the creation of liens on assets and the ability of CVR LP to dispose of assets, to make restricted payments, investments and acquisitions, or enter into sale-leaseback transactions and affiliate transactions. The credit facility provides that CVR LP can make distributions to holders of its common units provided, among other things, it is in compliance with the leverage ratio and interest coverage ratio on a pro forma basis after giving effect to any distribution and there is no default or event of default under the credit facility. As of June 30, 2012, CRNF was in compliance with the covenants contained in the credit facility.
Credit Facilities - Gaming
New Credit Facilities
In March 2012, Tropicana entered into credit facilities (the "Credit Facilities"), which consist of (i) a senior secured first lien term loan facility in an aggregate principal amount of $175 million, issued at a discount of 2% (the "New Term Loan Facility") and (ii) a cash collateralized letter of credit facility in a maximum aggregate amount of $15 million (the "Letter of Credit Facility"). Commencing on June 30, 2012, the New Term Loan Facility requires quarterly principal payments of 0.25% of the original principal amount with any remaining outstanding amounts due on the maturity date, March 16, 2018. The New Term Loan Facility is secured by substantially all of Tropicana's assets and is guaranteed by all of its domestic subsidiaries. The obligations under the New Term Loan Facility bear interest, at Tropicana's election, at an annual rate equal to either: (i) the sum of (a) the Adjusted LIBOR Rate (as defined in the New Term Loan Facility) (subject to a 1.50% floor); plus (b) a margin of 6.00%; or (ii) the sum of: (a) the alternate base rate, which is equal to the greatest of: (1) the corporate base rate of UBS AG, Stamford Branch; (2) the Federal Funds Effective Rate (as defined in the New Term Loan Facility) plus 0.50%; or (3) the Adjusted LIBOR Rate (as defined in the New Term Loan Facility) for one month plus 1.00% (all subject to a 2.50% floor); plus (b) a margin of 5.00%; such that, in either case, the applicable interest rate shall not be less than 7.50%.  An additional 2% default rate also applies in certain instances described in the New Term Loan Facility. As of June 30, 2012, the interest rate was 7.5%. A portion of the net proceeds from the New Term Loan Facility was used to repay in full the amounts outstanding under the Exit Facility, as discussed below, which totaled $108 million in repaid principal, accrued and unpaid interest and the applicable prepayment penalty, of which $58 million was eliminated in consolidation due to the fact that we had owned a portion of the Exit Facility. In addition, the Revolving Facility was terminated when the Exit Facility was repaid in full. Our Gaming segment recognized a $2 million loss on extinguishment of debt which includes a $1 million prepayment penalty and a $1 million write-off of unamortized debt issuance costs and discounts for the six months ended June 30, 2012. Such amounts have been included in other income, net in our consolidated statements of operations.
At the election of Tropicana and subject to certain conditions, the amount available under the New Term Loan Facility may be increased by up to $75 million, which increased amount may be comprised of additional term loans and up to $20 million of revolving loans. The Letter of Credit Facility provides for the issuance of letters of credit with an aggregate stated amount of up to $15 million, through a termination date of March 16, 2017. The letters of credit issued under the Letter of Credit Facility will be secured by cash collateral in an amount no less than 103% of the face amounts of such letters of credit.
The New Term Loan Facility may be prepaid at the option of Tropicana at any time without penalty (other than customary breakage fees), except that a 1% premium will apply in certain circumstances if prepaid prior to March 16, 2013. The New Term Loan Facility contains mandatory prepayment provisions from proceeds received by Tropicana and its subsidiaries as a result of asset sales, the incurrence of indebtedness and issuance of equity, casualty events and excess cash flow (subject in each case to certain exceptions). Key covenants binding Tropicana and its subsidiaries include (i) limitations on indebtedness, liens, investments, acquisitions, asset sales, dividends and other restricted payments, and affiliate and extraordinary transactions, (ii) compliance with a first lien net leverage ratio, measured quarterly on a trailing twelve-month basis (commencing at 3.50:1.00 for the fiscal quarter ended June 30, 2012, and reducing over time to 2.50:1.00 beginning as of the fiscal quarter ending March 31, 2016), and (iii) compliance with a total net leverage ratio, measured quarterly on a trailing twelve-month basis, of 5.00:1.00.  Tropicana was in compliance with the covenants of the New Term Loan Facility at June 30, 2012.
Prior Credit Facilities
In connection with Tropicana's completion of the Restructuring Transactions (see Note 3, “Operating Units-Gaming”), Tropicana entered into a credit facility (the "Exit Facility") which consisted of a (i) $130 million senior secured term loan credit facility issued at a discount of 7%, which was funded on March 8, 2010, the Effective Date and (ii) a $20 million senior secured revolving credit facility. Each of the Investment Funds was a lender under the Exit Facility and, in the aggregate, held over 50% of the loans under the Term Loan Facility and was obligated to provide 100% of any amounts borrowed by Tropicana under the Revolving Facility. The Exit Facility would have matured on March 8, 2013 and was secured by substantially all of Tropicana's assets. On June 30, 2011, the Investment Funds made a dividend-in-kind distribution of their investment in the loans under the Exit Facility to us and as a result we are now the direct lenders under Exit Facility. (See Note 3, "Operating Units-Gaming," for additional discussion regarding this distribution-in-kind.) All amounts outstanding under the Exit Facility accrued interest at a rate per annum of 15% so long as no default or event of default has occurred and, or at a rate per annum of 17% in the event that a default or event of default has occurred. In addition, Tropicana was required to pay an annual administrative fee of $100,000 and an unused line fee equal to 0.75% of the daily average undrawn portion of the Revolving Facility. The Exit Facility was guaranteed by substantially all the existing and future subsidiaries of Tropicana. As discussed above, in March 2012, Tropicana paid in full the remaining amounts outstanding under the Exit Facility and terminated its Revolving Facility.
Senior Unsecured Notes - Railcar
In February 2007, ARI issued $275 million senior unsecured fixed rate notes that were subsequently exchanged for registered notes in March 2007 (the “ARI Notes”).
The ARI Notes bear a fixed interest rate of 7.5% and are due in 2014. Interest on the ARI Notes is payable semi-annually in arrears on March 1 and September 1. The indenture governing the ARI Notes (the “ARI Notes Indenture”) contains restrictive covenants that limit ARI's ability to, among other things, incur additional debt, issue disqualified or preferred stock, make certain restricted payments and enter into certain significant transactions with stockholders and affiliates. Certain covenants, including those that restrict ARI's ability to incur additional indebtedness and issue disqualified or preferred stock, become more restrictive if ARI's fixed charge coverage ratio, as defined, is less than 2.0 to 1.0 as measured on a rolling four-quarter basis. ARI was in compliance with all of its covenants under the ARI Notes Indenture as of June 30, 2012.
As of March 1, 2012, ARI can redeem the ARI Notes in whole or in part at a redemption price equal to 101.875% of the principal amount of the ARI Notes plus accrued and unpaid interest. The redemption price will decline to 100.0% of the principal amount of the ARI Notes plus accrued and unpaid interest beginning on March 1, 2013. The ARI Notes are due in full plus accrued unpaid interest on March 1, 2014.
Senior Secured Notes and Revolving Credit Facility - Food Packaging
In December 2009, Viskase issued $175 million of 9.875% Senior Secured Notes due 2018 (the “Viskase 9.875% Notes”). The Viskase 9.875% Notes bear interest at a rate of 9.875% per annum, payable semi-annually in cash on January 15 and July 15, commencing on July 15, 2010. The Viskase 9.875% Notes have a maturity date of January 15, 2018.
On May 2010, Viskase issued an additional $40 million aggregate principal amount of Viskase 9.875% Notes under the indenture governing the Viskase 9.875% Notes Indenture (the “Viskase 9.875% Notes Indenture”).  The additional notes constitute the same series of securities as the initial Viskase 9.875% Notes. Holders of the initial and additional Viskase 9.875% Notes will vote together on all matters and the initial and additional Viskase 9.875% Notes will be equally and ratably secured by all collateral.
The notes and related guarantees by any of Viskase's future domestic restricted subsidiaries are secured by substantially all of Viskase's and such domestic restricted subsidiaries' current and future tangible and intangible assets. The Viskase 9.875% Notes Indenture permits Viskase to incur other senior secured indebtedness and to grant liens on its assets under certain circumstances.
Prior to January 15, 2014, Viskase may redeem, at its option, up to 35% of the aggregate principal amount of the Viskase 9.875% Notes issued under the Viskase 9.875% Notes Indenture with the net proceeds of any equity offering at 109.875% of their principal amount, plus accrued and unpaid interest to the date of redemption, provided that at least 65% of the aggregate principal amount of the Viskase 9.875% Notes issued under the Viskase 9.875% Notes Indenture dated December 21, 2009 remains outstanding immediately following the redemption.
In November 2007, Viskase entered into a $25 million secured revolving credit facility (the “Viskase Revolving Credit Facility”) with Arnos Corporation, an affiliate of Mr. Icahn. In connection with our majority acquisition of Viskase on January 15, 2010, we assumed the Viskase Revolving Credit Facility from Arnos Corporation. On April 28, 2011, we entered into an agreement with Viskase, extending the maturity date of the Viskase Revolving Credit Facility from January 31, 2012 to January 31, 2013. On March 14, 2012, the maturity date was extended further to January 31, 2014. Borrowings under the loan and security agreement governing the Viskase Revolving Credit Facility are subject to a borrowing base formula based on percentages of eligible domestic receivables and eligible domestic inventory. Under the Viskase Revolving Credit Facility, the interest rate is LIBOR plus a margin of 2.00% currently (which margin will be subject to performance based increases up to 2.50%); provided that the minimum interest rate shall be at least equal to 3.00%. The Viskase Revolving Credit facility also provides for an unused line fee of 0.375% per annum. There were no borrowings under the Viskase Revolving Credit Facility as of each of June 30, 2012 and December 31, 2011.
Indebtedness under the Viskase Revolving Credit Facility is secured by liens on substantially all of Viskase's domestic and Mexican assets, with liens on certain assets that are contractually senior to the Viskase 9.875% Notes and the related guarantees pursuant to an intercreditor agreement and the Viskase 9.875% Notes.
The Viskase Revolving Credit Facility contains various covenants which restrict Viskase's ability to, among other things, incur indebtedness, enter into mergers or consolidation transactions, dispose of assets (other than in the ordinary course of business), acquire assets, make certain restricted payments, create liens on our assets, make investments, create guarantee obligations and enter into sale and leaseback transactions and transactions with affiliates, in each case subject to permitted exceptions. The Viskase Revolving Credit Facility also requires that Viskase complies with various financial covenants. Viskase is in compliance with these requirements as of June 30, 2012 and December 31, 2011.
In its foreign operations, Viskase has unsecured lines of credit with various banks providing approximately $8 million of availability. There were no borrowings under the lines of credit at June 30, 2012 and December 31, 2011.
Letters of credit in the amount of $1 million were outstanding under facilities with a commercial bank, and were cash collateralized at each of June 30, 2012 and December 31, 2011.
Mortgages Payable - Real Estate
Mortgages payable, all of which are non-recourse to us, bear interest at rates between 4.97% and 7.99% and have maturities between May 31, 2013 and October 31, 2028.
Other
Secured Revolving Credit Agreement - Home Fashion
On June 15, 2011, WPH executed an amended and restated senior secured revolving credit facility, or WPH Revolving Credit Facility, with Bank of America, NA, or BOA. This one-year senior credit facility is for $50 million with a maximum borrowing availability of $45 million, subject to monthly borrowing base calculations. Borrowings under the agreement bear interest, at the election of WPH, either at base rate (prime plus 1.00%) adjusted by an applicable margin ranging from 2.00% to 2.50% or LIBOR adjusted by a applicable margin ranging from plus 3.0% to 3.5%. WPH pays an unused line fee of 0.50% to 0.625%. Obligations under the agreement are secured by WPH's receivables, inventory and certain machinery and equipment. On January 1, 2012, WPH sent notice to BOA to reduce the face amount and maximum borrowing availability of this credit facility to $15 million effective January 1, 2012. On June 15, 2012, WPH signed a two-month extension of this facility, extending the agreement expiration date to August 15, 2012.  Concurrent with the execution of that extension agreement, WPH reduced the face amount and maximum borrowing availability of this credit facility to $10 million.
The agreement contains covenants including, among others, restrictions on the incurrence of indebtedness, investments, redemption payments, distributions, acquisition of stock, securities or assets of any other entity and capital expenditures. However, WPH is not precluded from effecting any of these transactions if excess availability, after giving effect to such transaction, meets a minimum threshold.
As of June 30, 2012, there were no borrowings under the agreement, but there were outstanding letters of credit of $8 million. Based upon the eligibility and reserve calculations within the agreement, WPH had unused borrowing availability of $0.1 million at June 30, 2012.
This agreement expires on August 15, 2012 and WPH currently does not intend to renew this agreement upon its expiration. WPH has determined that its liquidity needs are sufficiently covered by existing and projected cash resources for the foreseeable future. In the future, WPH may explore other financing options as circumstances warrant.

Debt.
Debt consists of the following:

	December 31,
	2011	2010
	(in millions)
8% senior unsecured notes due 2018 - Icahn Enterprises Holdings(1)	$1,444	$1,444
7.75% senior unsecured notes due 2016 - Icahn Enterprises Holdings(1)	1,046	1,045
Senior unsecured variable rate convertible notes due 2013 - Icahn Enterprises Holdings(1)	556	556
Debt facilities - Automotive	2,737	2,737
Debt facilities - Gaming	49	62
Senior unsecured notes - Railcar	275	275
Senior secured notes and revolving credit facility - Food Packaging	214	214
Mortgages payable - Real Estate	75	108
Other	67	57
Total debt	$6,463	$6,498
(1)Proceeds from the issuance of each of Icahn Enterprises' notes were transferred to Icahn Enterprises Holdings under identical terms and conditions.

Senior Unsecured Notes - Icahn Enterprises
8% Senior Unsecured Notes Due 2018 and 7.75% Senior Unsecured Notes Due 2016
On January 15, 2010, Icahn Enterprises and Icahn Enterprises Finance Corp. (“Icahn Enterprises Finance”) (collectively, the “Issuers”), issued $850 million aggregate principal amount of 7.75% Senior Unsecured Notes due 2016 (the “2016 Notes”) and $1,150 million aggregate principal amount of 8% Senior Unsecured Notes due 2018 (the “2018 Notes” and, together with the 2016 Notes, referred to as the “Initial Notes”) pursuant to the purchase agreement, dated January 12, 2010 (the “Purchase Agreement”), by and among the Issuers, Icahn Enterprises Holdings, as guarantor, and Jefferies & Company, Inc., as initial purchaser (the “Initial Purchaser”). The gross proceeds from the sale of the Initial Notes were $1,987 million, a portion of which was used to purchase the approximate $1.28 billion in aggregate principal amount (or approximately 97%) of the 7.125% Senior Unsecured Notes due 2013 and the 8.125% Senior Unsecured Notes due 2012 that were tendered pursuant to cash tender offers and consent solicitations. Interest on the New Notes are payable on January 15 and July 15 of each year, commencing July 15, 2010. The 7.125% Senior Unsecured Notes due 2013 and the 8.125% Senior Unsecured Notes due 2012 were satisfied and discharged pursuant to their respective indentures on January 15, 2010.
On November 12, 2010, the Issuers issued an additional $200 million aggregate principal amount of the 2016 Notes and $300 million aggregate principal amount of the 2018 Notes (such notes are collectively referred to as the “Additional Notes”), pursuant to the purchase agreement, dated November 8, 2010 (the “Additional Notes Purchase Agreement”), by and among the Issuers, Icahn Enterprises Holdings, as guarantor and Jefferies & Company, Inc., as initial purchaser. The Additional Notes constitute the same series of securities as the Initial Notes for purposes of the indenture governing the notes and vote together on all matters with such series. The Additional Notes have substantially identical terms as the Initial Notes. The gross proceeds from the sale of the Additional New Notes were $512 million.
The Initial Notes and Additional Notes (referred to collectively as the notes) were issued under and are governed by an indenture, dated January 15, 2010 (the “Indenture”), among the Issuers, Icahn Enterprises Holdings, as guarantor, and Wilmington Trust Company, as trustee. The Indenture contains customary events of defaults and covenants relating to, among other things, the incurrence of debt, affiliate transactions, liens and restricted payments. On or after January 15, 2013, the Issuers may redeem all of the 2016 Notes at a price equal to 103.875% of the principal amount of the 2016 Notes, plus accrued and unpaid interest, with such optional redemption prices decreasing to 101.938% on and after January 15, 2014 and 100% on and after January 15, 2015. On or after January 15, 2014, the Issuers may redeem all of the 2018 Notes at a price equal to 104.000% of the principal amount of the 2018 Notes, plus accrued and unpaid interest, with such option redemption prices decreasing to 102.000% on and after January 15, 2015 and 100% on and after January 15, 2016. Before January 15, 2013, the Issuers may redeem up to 35% of the aggregate principal amount of each of the 2016 Notes and 2018 Notes with the net proceeds of certain equity offerings at a price equal to 107.750% and 108.000%, respectively, of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of redemption, provided that at least 65% of the aggregate principal amount of the 2016 Notes or 2018 Notes, as the case may be, originally issued remains outstanding immediately after such redemption. If the Issuers experience a change of control, the Issuers must offer to purchase for cash all or any part of each holder's notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest.
The notes and the related guarantee are the senior unsecured obligations of the Issuers and rank equally with all of the Issuers' and Icahn Enterprises Holdings' existing and future senior unsecured indebtedness and rank senior to all of the Issuers' and Icahn Enterprises Holdings' existing and future subordinated indebtedness. The notes and the related guarantee are effectively subordinated to the Issuers' and Icahn Enterprises Holdings' existing and future secured indebtedness to the extent of the collateral securing such indebtedness. The notes and the related guarantee are also effectively subordinated to all indebtedness and other liabilities of the Issuers' subsidiaries other than Icahn Enterprises Holdings.
Refer to Note 18, “Subsequent Events,” for information regarding the issuance of additional $700 million aggregate principal amount of the 2018 Notes in January and February 2012.
Senior Unsecured Variable Rate Convertible Notes Due 2013 - Icahn Enterprises
In April 2007, Icahn Enterprises issued an aggregate of $600 million of variable rate senior convertible notes due 2013 (the “variable rate notes”). The variable rate notes were sold in a private placement pursuant to Section 4(2) of the Securities Act, and issued pursuant to an indenture dated as of April 5, 2007, by and among Icahn Enterprises, as issuer, Icahn Enterprises Finance, as co-issuer, Icahn Enterprises Holdings, as guarantor, and Wilmington Trust Company, as trustee. Other than us, no other subsidiaries guarantee payment on the variable rate notes. The variable rate notes bear interest at a rate of three-month LIBOR minus 125 basis points, but the all-in-rate can be no less than 4.0% nor more than 5.5%, and are convertible into Icahn Enterprises' depositary units at a conversion price of $132.595 per depositary unit per $1,000 principal amount, subject to adjustments in certain circumstances. Pursuant to the indenture governing the variable rate notes, on October 5, 2008, the conversion price was adjusted downward to $105.00 per depositary unit per $1,000 principal amount. As a result of the unit distribution on May 31, 2011, the conversion price was adjusted further downward to $103.95 per Icahn Enterprises depositary unit per $1,000 principal amount. As of December 31, 2011, the interest rate was 4.0%. The interest on the variable rate notes is payable quarterly on each January 15, April 15, July 15 and October 15. The variable rate notes mature on August 15, 2013, assuming they have not been converted to depositary units before their maturity date.
In the event that Icahn Enterprises declares a cash dividend or similar cash distribution in any calendar quarter with respect to its depositary units in an amount in excess of $0.10 per depositary unit (as adjusted for splits, reverse splits and/or stock dividends), the indenture governing the variable rate notes requires that Icahn Enterprises simultaneously make such distribution to holders of the variable rate notes in accordance with a formula set forth in the indenture.
Senior Unsecured Notes Restrictions and Covenants
The indenture governing the variable rate notes, and the indenture governing both the 2016 Notes and the 2018 Notes, restrict the payment of cash distributions, the purchase of equity interests or the purchase, redemption, defeasance or acquisition of debt subordinated to the senior unsecured notes. The indentures also restrict the incurrence of debt or the issuance of disqualified stock, as defined in the applicable indenture, with certain exceptions. In addition, the indentures require that on each quarterly determination date Icahn Enterprises and Icahn Enterprises Holdings, as guarantor, maintain certain minimum financial ratios, as defined therein. The indentures also restrict the creation of liens, mergers, consolidations and sales of substantially all of our assets, and transactions with affiliates.
As of December 31, 2011 and 2010, we were in compliance with all covenants, including maintaining certain minimum financial ratios, as defined in the applicable indentures. Additionally, as of December 31, 2011, based on covenants in the indenture governing our senior unsecured notes, we are permitted to incur approximately $1.3 billion in additional indebtedness. Refer to Note 18, “Subsequent Events,” for information regarding the issuance of additional $700 million aggregate principal amount of the 2018 Notes in January and February 2012.
Debt Facilities - Automotive
On December 27, 2007, Federal-Mogul entered into a Term Loan and Revolving Credit Agreement (the “Debt Facilities”) with Citicorp U.S.A. Inc. as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent and certain lenders. The Debt Facilities include a $540 million revolving credit facility (which is subject to a borrowing base and can be increased under certain circumstances and subject to certain conditions) and a $2,960 million term loan credit facility divided into a $1,960 million tranche B loan and a $1,000 million tranche C loan.
The obligations under the revolving credit facility mature December 27, 2013 and bear interest in accordance with a pricing grid based on availability under the revolving credit facility. Interest rates on the pricing grid range from LIBOR plus 1.50% to LIBOR plus 2.00% and ABR plus 0.50% to ABR plus 1.00%. The tranche B term loans mature December 27, 2014 and the tranche C term loans mature December 27, 2015. The tranche C term loans are subject to a pre-payment premium, should Federal-Mogul choose to prepay the loans prior to December 27, 2011. All Debt Facilities term loans bear interest at LIBOR plus 1.9375% or at ABR plus 0.9375% at Federal-Mogul's election.
During fiscal 2008, Federal-Mogul entered into a series of five-year interest rate swap agreements with a total notional value of $1,190 million to hedge the variability of interest payments associated with its variable rate term loans under the Debt Facilities. Through use of these swap agreements, Federal-Mogul has fixed its base interest and premium rate at a combined average interest rate of approximately 5.37% on the hedged principal amount of $1,190 million. Since the interest rate swaps hedge the variability of interest payments on variable rate debt with the same terms, they qualify for cash flow hedge accounting treatment.
As of December 31, 2011 and 2010, the borrowing availability under the revolving credit facility was $496 million and $528 million, respectively. Federal-Mogul had $38 million and $43 million of letters of credit outstanding as of December 31, 2011 and 2010, pertaining to the term loan credit facility.
The obligations of Federal-Mogul under the Debt Facilities are guaranteed by substantially all of its domestic subsidiaries and certain foreign subsidiaries, and are secured by substantially all personal property and certain real property of Federal-Mogul and such guarantors, subject to certain limitations. The liens granted to secure these obligations and certain cash management and hedging obligations have first priority.
The Debt Facilities contain certain affirmative and negative covenants and events of default, including, subject to certain exceptions, restrictions on incurring additional indebtedness, mandatory prepayment provisions associated with specified asset sales and dispositions, and limitations on (i) investments; (ii) certain acquisitions, mergers or consolidations; (iii) sale and leaseback transactions; (iv) certain transactions with affiliates and (v) dividends and other payments in respect of capital stock. At December 31, 2011 and 2010, Federal-Mogul was in compliance with all debt covenants under the Debt Facilities.
The weighted average cash interest rates for debt were approximately 3.7% and 3.5% as of December 31, 2011 and 2010, respectively.
Debt Facilities - Gaming
In connection with Tropicana's completion of the Restructuring Transactions (see Note 3, “Operating Units - Gaming”), Tropicana entered into a credit facility (the “Exit Facility”) which consists of a (i) $130 million senior secured term loan credit facility issued at a discount of 7%, which was funded on March 8, 2010, the Effective Date and (ii) a $20 million senior secured revolving credit facility. Each of the Investment Funds was a lender under the Exit Facility and, in the aggregate, held over 50% of the loans under the Term Loan Facility and was obligated to provide 100% of any amounts borrowed by Tropicana under the Revolving Facility. The Exit Facility matures on March 8, 2013 and is secured by substantially all of Tropicana's assets. On June 30, 2011, the Investment Funds made a dividend-in-kind distribution of their investment in the loans under the Exit Facility to us and as a result we are now the direct lenders under Exit Facility. (See Note 3, “Operating Unit - Gaming,” for additional discussion regarding this distribution-in-kind.) All amounts outstanding under the Exit Facility bear interest at a rate per annum of 15% so long as no default or event of default has occurred and is continuing, or at a rate per annum of 17% in the event that a default or event of default has occurred and is continuing. In addition, Tropicana is required to pay an annual administrative fee of $100,000 and an unused line fee equal to 0.75% of the daily average undrawn portion of the Revolving Facility. The Exit Facility is guaranteed by substantially all the existing and future subsidiaries of Tropicana.
The Exit Facility, as amended in February 2011, contains mandatory prepayment provisions from proceeds received by Tropicana as a result of asset sales and the incurrence of indebtedness (subject in each case to certain exceptions). Key covenants binding Tropicana and its subsidiaries include (i) $50 million limitation per annum on capital expenditures, (ii) compliance with certain fixed charge coverage and leverage ratios. Financial covenants will be tested at the end of each fiscal quarter on a last twelve months basis. Key defaults (termination provisions) include (i) failure to repay principal, interest, fees and other amounts owing under the Exit Facility, (ii) cross default to other material indebtedness, (iii) the rendering of a material judgment against Tropicana or any of its subsidiaries, (iv) failure of security documents to create valid liens on property securing the facility and to perfect such liens, (v) revocation of casino, gambling or gaming licenses and (vi) the bankruptcy or insolvency of Tropicana or any of its subsidiaries. Many defaults are also subject to cure periods prior to such default giving rise to the right of the lenders to accelerate the loans and to exercise remedies. Tropicana was in compliance with all financial covenants as of both December 31, 2011 and 2010.
Senior Unsecured Notes - Railcar
In February 2007, ARI issued $275 million senior unsecured fixed rate notes that were subsequently exchanged for registered notes in March 2007 (the “ARI Notes”).
The ARI Notes bear a fixed interest rate of 7.5% and are due in 2014. Interest on the ARI Notes is payable semi-annually in arrears on March 1 and September 1. The indenture governing the ARI Notes (the “ARI Notes Indenture”) contains restrictive covenants that limit ARI's ability to, among other things, incur additional debt, make certain restricted payments and enter into certain significant transactions with stockholders and affiliates. ARI was in compliance with all of its covenants under the ARI Notes Indenture as of December 31, 2011.
As of March 1, 2012, ARI has been able to redeem the ARI Notes in whole or in part at a redemption price equal to 101.88% of the principal amount of the ARI Notes plus accrued and unpaid interest. The redemption price will decline to 100.0% of the principal amount of the ARI Notes plus accrued and unpaid interest beginning on March 1, 2013. The ARI Notes are due in full plus accrued unpaid interest on March 1, 2014.
Senior Secured Notes and Revolving Credit Facility - Food Packaging
In December 2009, Viskase issued $175 million of 9.875% Senior Secured Notes due 2018 (the “Viskase 9.875% Notes”). The Viskase 9.875% Notes bear interest at a rate of 9.875% per annum, payable semi-annually in cash on January 15 and July 15, commencing on July 15, 2010. The Viskase 9.875% Notes have a maturity date of January 15, 2018.
On May 2010, Viskase issued an additional $40 million aggregate principal amount of Viskase 9.875% Notes under the indenture governing the Viskase 9.875% Notes Indenture (the “Viskase 9.875% Notes Indenture”). The additional notes constitute the same series of securities as the initial Viskase 9.875% Notes. Holders of the initial and additional Viskase 9.875% Notes will vote together on all matters and the initial and additional Viskase 9.875% Notes will be equally and ratably secured by all collateral.
The notes and related guarantees by any of Viskase's future domestic restricted subsidiaries are secured by substantially all of Viskase's and such domestic restricted subsidiaries' current and future tangible and intangible assets. The Viskase 9.875% Notes Indenture permits Viskase to incur other senior secured indebtedness and to grant liens on its assets under certain circumstances.
Prior to January 15, 2014, Viskase may redeem, at its option, up to 35% of the aggregate principal amount of the Viskase 9.875% Notes issued under the Viskase 9.875% Notes Indenture with the net proceeds of any equity offering at 109.875% of their principal amount, plus accrued and unpaid interest to the date of redemption, provided that at least 65% of the aggregate principal amount of the Viskase 9.875% Notes issued under the Viskase 9.875% Notes Indenture dated December 21, 2009 remains outstanding immediately following the redemption.
In November 2007, Viskase entered into a $25 million secured revolving credit facility (the “Viskase Revolving Credit Facility”) with Arnos Corporation, an affiliate of Mr. Icahn. In connection with our majority acquisition of Viskase on January 15, 2010, we assumed the Viskase Revolving Credit Facility from Arnos Corporation. On April 28, 2011, we entered into an agreement with Viskase, extending the maturity date of the Viskase Revolving Credit Facility from January 31, 2012 to January 31, 2013. Borrowings under the loan and security agreement governing the Viskase Revolving Credit Facility are subject to a borrowing base formula based on percentages of eligible domestic receivables and eligible domestic inventory. Under the Viskase Revolving Credit Facility, the interest rate is LIBOR plus a margin of 2.00% currently (which margin will be subject to performance based increases up to 2.50%); provided that the minimum interest rate shall be at least equal to 3.00%. The Viskase Revolving Credit facility also provides for an unused line fee of 0.375% per annum. There were no borrowings under the Viskase Revolving Credit Facility at each of December 31, 2011 and December 31, 2010.
Indebtedness under the Viskase Revolving Credit Facility is secured by liens on substantially all of Viskase's domestic and Mexican assets, with liens on certain assets that are contractually senior to the Viskase 9.875% Notes and the related guarantees pursuant to an intercreditor agreement and the Viskase 9.875% Notes.
The Viskase Revolving Credit Facility contains various covenants which restrict Viskase's ability to, among other things, incur indebtedness, enter into mergers or consolidation transactions, dispose of assets (other than in the ordinary course of business), acquire assets, make certain restricted payments, create liens on our assets, make investments, create guarantee obligations and enter into sale and leaseback transactions and transactions with affiliates, in each case subject to permitted exceptions. The Viskase Revolving Credit Facility also requires that Viskase complies with various financial covenants. Viskase is in compliance with these requirements as of December 31, 2011 and 2010.
In its foreign operations, Viskase has unsecured lines of credit with various banks providing approximately $8 million of availability. There were no borrowings under the lines of credit at December 31, 2011 and 2010.
Letters of credit in the amount of $2 million were outstanding under facilities with a commercial bank, and were cash collateralized at each of December 31, 2011 and 2010.
Mortgages Payable - Real Estate
Mortgages payable, all of which are non-recourse to us, bear interest at rates between 4.97% and 7.99% and have maturities between May 31, 2013 and October 31, 2028.
Other
Secured Revolving Credit Agreement - Home Fashion
On June 16, 2006, WestPoint Home, Inc. (“WPH”), an indirect wholly owned subsidiary of WPI, entered into a $250 million loan and security agreement with Bank of America, N.A. (“BOA”) as administrative agent. On September 18, 2006, The CIT Group/Commercial Services, Inc., General Electric Capital Corporation and Wells Fargo Foothill, LLC were added as lenders under this credit agreement. This agreement matured on June 15, 2011. On June 15, 2011, WPH executed an amended and restated $50 million loan and security agreement with BOA, as administrative agent and lender, with maximum borrowing availability of $45 million, subject to monthly borrowing base calculations. This one-year agreement matures on June 15, 2012 and includes a $40 million sub-limit that may be used for letters of credit. Borrowings under this agreement bear interest at the election of WPH at either (a) for LIBOR rate advances at LIBOR or (b) for base rate advances, at a base rate, which is the highest of (i) BOA's announced prime rate or (ii) the federal funds rate plus 0.50% or (iii) adjusted LIBOR for a 30-day interest period plus 1.00%. The applicable LIBOR or base rate is then adjusted by an applicable margin ranging from plus 2.00% to plus 3.50% depending upon the current borrowing capacity of WPH. WPH pays an unused line fee of 0.50% to 0.625%. Obligations under this agreement are secured by WPH's receivables, inventory and certain machinery and equipment.
The amended and restated loan agreement contains covenants including, among others, restrictions on the incurrence of indebtedness, investments, redemption payments, distributions, acquisition of stock, securities or assets of any other entity and capital expenditures. However, WPH may effectuate any of these transactions only subject to specified limits and exceptions.
As of December 31, 2011, there were no borrowings under the agreement, but there were outstanding letters of credit of $9 million. Based upon the eligibility and reserve calculations within the agreement, WPH had unused borrowing availability of $27 million at December 31, 2011.
On January 1, 2012, WPH sent notice to BOA to reduce the face amount and maximum borrowing availability of this credit facility to $15 million effective January 1, 2012.
Sale of Previously Purchased Subsidiary Debt
During the year ended December 31, 2010, we received proceeds of $65 million from the sale of previously purchased debt of entities included in our consolidated financial statements in the principal amount of $77 million.
During the year ended December 31, 2009, we received proceeds of $166 million from the sale of previously purchased debt of entities included in our consolidated financial statements in the principal amount of $215 million.
Maturities
The following is a summary of the maturities of our debt obligations as of December 31, 2011 and does not include maturities of our aggregate $700 million of 2018 Notes issued in January and February 2012:

Year	Amount
(in millions)
2012	$96
2013	658
2014	2,147
2015	934
2016	1,054
Thereafter	1,690
$6,579

Compensation Arrangements	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Compensation Arrangements
Compensation Arrangements.
Automotive
Effective March 31, 2012, Jose Maria Alapont retired as President and Chief Executive Officer of Federal-Mogul. Mr. Alapont's retirement had no accounting impact on either the stock options or deferred compensation agreement as discussed below.
On March 23, 2010, Federal-Mogul entered into the Second Amended and Restated Employment Agreement, which extended Mr. Alapont's employment with Federal-Mogul for three years. Also on March 23, 2010, Federal-Mogul amended and restated the Stock Option Agreement by and between Federal-Mogul and Mr. Alapont dated as of February 15, 2008 (the “Restated Stock Option Agreement”). The Restated Stock Option Agreement removed Mr. Alapont's put option to sell stock received from a stock option exercise to Federal-Mogul for cash. The Restated Stock Option Agreement provides for payout of any exercise of Mr. Alapont's stock options in stock or, at the election of Federal-Mogul, in cash. The awards were previously accounted for as liability awards based on the optional cash exercise feature; however, the accounting impact associated with this modification is that the stock options are now considered an equity award as of March 23, 2010. Federal-Mogul revalued the four million stock options granted to Mr. Alapont at March 23, 2010, resulting in a revised fair value of $27 million. This amount was reclassified from accounts payable, accrued expenses and other liabilities to equity due to their equity award status. As these stock options were fully vested as of March 23, 2010, no further expense related to these stock options was recognized subsequent to that date. These options had no intrinsic value as of December 31, 2011. These options expired on June 29, 2012.
Mr. Alapont's deferred compensation agreement was also amended and restated on March 23, 2010. The amended and restated agreement included no changes that impacted the accounting for this agreement. Since the revised and restated agreement continues to provide for net cash settlement at the option of Mr. Alapont, it continues to be treated as a liability award as of June 30, 2012 and through its eventual payout, which will occur promptly following October 1, 2012. The amount of the payout shall be equal to $10 million (500,000 shares of Federal-Mogul's common stock multiplied by the March 23, 2010 stock price of $19.46). During each of the three and six months ended June 30, 2012, Federal-Mogul recognized $1 million in expense associated with Mr. Alapont's deferred compensation agreement. During the three and six months ended June 30, 2011, Federal-Mogul recognized $1 million in expense and immaterial income associated with Mr. Alapont's deferred compensation agreement, respectively. The deferred compensation agreement had intrinsic values of $10 million as of both June 30, 2012 and December 31, 2011.
Energy
CVR has a long-term incentive plan (“LTIP”), which permits the grant of options, stock appreciation rights, non-vested shares, non-vested share units, dividend equivalent rights, share awards and performance awards (including performance share units, performance units and performance-based restricted stock). As of June 30, 2012, only restricted shares of CVR common stock and stock options had been granted under the LTIP. Individuals who are eligible to receive awards and grants under the LTIP include CVR's employees, officers, consultants, advisors and directors.
Our acquisition of a controlling interest in CVR on May 4, 2012 constituted a change of control that, along with the Transaction Agreement, triggered a modification to the LTIP.  Pursuant to the Transaction Agreement, all employee restricted stock awards that vest in 2012 will vest in accordance with the current vesting terms and upon vesting will receive the offer price of $30 per share in cash plus one CCP. For all such awards that vest in accordance with their terms in the fiscal year ending December 31, 2013, 2014 and 2015, the holders of the awards will receive the lesser of the offer price or the appraised value of the shares at the time of vesting.  As a result of the modification, additional share-based compensation of $12 million was incurred to revalue the unvested shares to the fair value upon the date of modification. For awards vesting subsequent to 2012, the awards will be remeasured at each subsequent reporting date until they vest. In addition, the classification changed from an equity award to a liability award due to the required cash settlement feature of the awards.
As of June 30, 2012, there was $23 million of total unrecognized compensation cost related to restricted shares to be recognized over a weighted-average period of approximately two years. Compensation expense associated with these restricted shares recorded for the period from May 5, 2012 through June 30, 2012 was $16 million.

Compensation Arrangements.
Compensation arrangements of our Automotive segment that are included in our consolidated financial statements are discussed below.
Automotive
On March 23, 2010, Federal-Mogul entered into the Second Amended and Restated Employment Agreement, which extended Mr. Alapont's employment with Federal-Mogul for three years. Also on March 23, 2010, Federal-Mogul amended and restated the Stock Option Agreement by and between Federal-Mogul and Mr. Alapont dated as of February 15, 2008 (the “Restated Stock Option Agreement”). The Restated Stock Option Agreement removed Mr. Alapont's put option to sell stock received from a stock option exercise to Federal-Mogul for cash. The Restated Stock Option Agreement provides for payout of any exercise of Mr. Alapont's stock options in stock or, at the election of Federal-Mogul, in cash. The awards were previously accounted for as liability awards based on the optional cash exercise feature; however, the accounting impact associated with this modification is that the stock options are now considered an equity award as of March 23, 2010.
Federal-Mogul revalued the four million stock options granted to Mr. Alapont at March 23, 2010, resulting in a revised fair value of $27 million. This amount was reclassified from accounts payable, accrued expenses and other liabilities to partners' equity due to their equity award status. As these stock options were fully vested as of March 23, 2010, no further expense related to these stock options will be recognized. Federal-Mogul recognized $4 million and $22 million in expense associated with these stock options during the years ended December 31, 2010 and 2009, respectively. These options had no intrinsic value as of December 31, 2011 and an intrinsic value of $5 million as of December 31, 2010. These options expire on December 27, 2014. None of these stock options have been exercised or forfeited as of December 31, 2011.
The stock option fair values were estimated using the Black-Scholes valuation model with the following assumptions:

	March 23, 2010 Valuation		December 31, 2009 Valuation
	Plain Vanilla Options	Options Connected to Deferred Compensation	Plain Vanilla Options	Options Connected to Deferred Compensation
Exercise price	$19.50	$19.50	$19.50	$19.50
Options outstanding (in millions)	2	2	2	2
Expected volatility	58%	58%	61%	61%
Expected dividend yield	—%	—%	—%	—%
Risk-free rate over the estimated expected option life	1.18%	1.18%	1.41%	1.47%
Expected option life (in years)	2.4	2.4	2.5	2.6
Fair value of options (in millions)	$13.7	$13.7	$12.0	$12.2
Fair value of vested portion of options (in millions)	$13.7	$13.7	$9.6	$9.8

For all noted valuations, expected volatility is based on the average of five-year historical volatility and implied volatility for a group of comparable auto industry companies as of the measurement date. Risk-free rate is determined based upon U.S. Treasury rates over the estimated expected option lives. Expected dividend yield is zero as Federal-Mogul has not paid dividends to holders of its common stock in the recent past nor does it expect to do so in the future. Expected option lives are primarily equal to one-half of the time between the measurement date and the end of the option term.
Mr. Alapont's Deferred Compensation Agreement was also amended and restated on March 23, 2010. The amended and restated agreement did not include any provisions that impacted the accounting for this agreement. Since the amended and restated agreement continues to provide for net cash settlement at the option of Mr. Alapont, it continues to be treated as a liability award as of December 31, 2011 and through its eventual payout. The amount of the payout shall be equal to approximately $10 million (500,000 shares of Federal-Mogul's common stock multiplied by the March 23, 2010 stock price of $19.46), offset by 75% of the intrinsic value of any exercise by Mr. Alapont of two million of the options noted above (“options connected to deferred compensation”). During the years ended December 31, 2011, 2010 and 2009, Federal-Mogul recognized $1 million, $2 million and $3 million, respectively, in expense associated with Mr. Alapont's deferred compensation agreement. The deferred compensation agreement had intrinsic values of $10 million and $8 million as of December 31, 2011 and 2010, respectively. The intrinsic value of $8 million at December 31, 2010 was derived under the assumption that the 2 million options connected to deferred compensation had been exercised as of that date because the market price of Federal-Mogul's common stock was greater than the exercise price of the options on December 31, 2010.
The Deferred Compensation Agreement fair values were estimated using the Monte Carlo valuation model with the following assumptions:

	Year Ended December 31,
	2011	2010	2009
Exercise price of options connected to deferred compensation	$19.50	$19.50	$19.50
Expected volatility	60%	58%	61%
Expected dividend yield.	—%	—%	—%
Risk-free rate over the estimated expected life	0.17%	0.59%	1.47%
Expected life (in years)	1.5	2.0	2.6
Fair value (in millions)	$8	$7	$5
Fair value of vested portion (in millions)	$8	$7	$—

Expected volatility is based on the average of five-year historical volatility and implied volatility for a group of auto industry comparator companies as of the measurement date. Risk-free rate is determined based upon U.S. Treasury rates over the estimated expected life. Expected dividend yield is zero as Federal-Mogul has not paid dividends to holders of its common stock in the recent past nor does it expect to do so in the future. Expected life is equal to one-half of the time to the end of the term.

Pensions, Other Post-employment Benefits and Employee Benefit Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Pension, Other Post-employment Benefits and Employee Benefit Plans.
Federal-Mogul, ARI and Viskase each sponsor several defined benefit pension plans (the ''Pension Benefits'') (and, in the case of Viskase, its pension plans include defined contribution plans). Additionally, Federal-Mogul, ARI and Viskase each sponsors health care and life insurance benefits (''Other Post-Employment Benefits'' or "OPEB") for certain employees and retirees around the world. The Pension Benefits are funded based on the funding requirements of federal and international laws and regulations, as applicable, in advance of benefit payments and the Other Benefits as benefits are provided to participating employees. As prescribed by applicable U.S. GAAP, Federal-Mogul, ARI and Viskase each uses, as applicable, appropriate actuarial methods and assumptions in accounting for its defined benefit pension plans, non-pension post-employment benefits, and disability, early retirement and other post-employment benefits. The measurement date for all defined benefit plans is December 31 of each fiscal year.
Components of net periodic benefit cost for our Automotive, Railcar and Food Packaging segments for the three and six months ended June 30, 2012 and 2011 are as follows:

	Pension Benefits		Other Post-Employment Benefits
	Three Months Ended June 30,		Three Months Ended June 30,
	2012	2011	2012	2011
	(in millions)
Service cost	$7	$7	$—	$—
Interest cost	20	20	4	5
Expected return on plan assets	(16)	(17)	—	—
Amortization of actuarial losses	9	7	—	—
Amortization of prior service credit	—	—	(4)	(4)
	$20	$17	$—	$1

	Pension Benefits		Other Post-Employment Benefits
	Six Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(in millions)
Service cost	$14	$14	$—	$—
Interest cost	41	42	8	10
Expected return on plan assets	(32)	(34)	—	—
Amortization of actuarial losses	19	13	—	—
Amortization of prior service credit	—	—	(8)	(8)
Settlement gain	(1)	—	—	—
	$41	$35	$—	$2

Pensions, Other Post-employment Benefits and Employee Benefit Plans.
Federal-Mogul, ARI and Viskase each sponsor several defined benefit pension plans (the “Pension Benefits”) (and, in the case of Viskase, its pension plans include defined contribution plans). Additionally, Federal-Mogul, ARI and Viskase each sponsors health care and life insurance benefits (“Other Post-Employment Benefits” or “OPEB”) for certain employees and retirees around the world. The Pension Benefits are funded based on the funding requirements of federal and international laws and regulations, as applicable, in advance of benefit payments and the Other Benefits as benefits are provided to participating employees. As prescribed by applicable U.S. GAAP, Federal-Mogul, ARI and Viskase each uses, as applicable, appropriate actuarial methods and assumptions in accounting for its defined benefit pension plans, non-pension post-employment benefits, and disability, early retirement and other post-employment benefits. The measurement date for all defined benefit plans is December 31 of each fiscal year.
Components of net periodic benefit cost (credit) for Federal-Mogul, ARI and Viskase for the years ended December 31, 2011, 2010 and 2009 are as follows:

	Pension Benefits			Other Post-Employment Benefits
	Year Ended December 31,			Year Ended December 31,
	2011	2010	2009	2011	2010	2009
	(in millions)
Service cost	$29	$30	$35	$1	$1	$2
Interest cost	83	85	90	18	21	31
Expected return on plan assets	(67)	(60)	(53)	—	—	—
Amortization of actuarial losses (gains)	26	27	32	1	—	(1)
Amortization of prior service credit	—	—	—	(16)	(12)	—
Curtailment gain	—	(1)	(2)	(1)	(29)	—
	$71	$81	$102	$3	$(19)	$32

Automotive
The following provides disclosures for our Automotive segment's benefit obligations, plan assets, funded status, recognition in the consolidated balance sheets and inputs and valuation assumptions:

	Pension Benefits				Other Post-Employment Benefits
	United States Plans		Non-U.S. Plans
	2011	2010	2011	2010	2011	2010
	(in millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$1,151	$1,071	$352	$352	$366	$506
Service cost	19	21	9	8	1	1
Interest cost	58	61	17	16	18	21
Employee contributions	—	—	—	—	—	1
Benefits paid	(60)	(60)	(22)	(21)	(30)	(40)
Medicare subsidies received	—	—	—	—	3	5
Plan amendments	—	—	—	3	(4)	(164)
Actuarial losses and changes in actuarial assumptions	59	59	21	13	(3)	33
Net transfers (out) in	—	(1)	1	—	—	1
Currency translation	—	—	(16)	(19)	(1)	2
Benefit obligation, end of year	1,227	1,151	362	352	350	366
Change in plan assets:
Fair value of plan assets, beginning of year	662	590	48	45	—	—
Actual return on plan assets	9	80	2	3	—	—
Company contributions	64	57	23	22	27	34
Benefits paid	(60)	(60)	(22)	(21)	(30)	(40)
Expenses	(5)	(5)	—	—	—	—
Medicare subsidies received	—	—	—	—	3	5
Employee contributions	—	—	—	—	—	1
Currency translation	—	—	(3)	(1)	—	—
Fair value of plan assets, end of year	670	662	48	48	—	—
Funded status of the plan	$(557)	$(489)	$(314)	$(304)	$(350)	$(366)
Amounts recognized in the consolidated balance sheets:
Net liability recognized	$(557)	$(489)	$(314)	$(304)	$(350)	$(366)
Amounts recognized in accumulated other comprehensive loss, inclusive of tax impacts:
Net actuarial loss	$415	$328	$36	$20	$41	$45
Prior service cost (credit)	—	1	3	3	(124)	(137)
Total	$415	$329	$39	$23	$(83)	$(92)

In December 2011, Federal-Mogul ceased operations at one of its U.S. manufacturing locations. The resulting reduction in the average remaining future service period to the full eligibility date of the remaining active plan participants in Federal-Mogul's U.S. Welfare Benefit Plan triggered the recognition of a $1 million curtailment gain which was recognized in the consolidated statements of operations during the fourth quarter of 2011.
On May 6, 2010, Federal-Mogul approved an amendment to its U.S. Welfare Benefit Plan which eliminated OPEB for certain salaried and non-union hourly employees and retirees effective July 1, 2010. Given that this event eliminated the accrual of defined benefits for a significant number of active participants, Federal-Mogul re-measured its OPEB obligation. Since this plan change reduced benefits attributable to employee service already rendered, it was treated as a negative plan amendment, which created a $162 million prior service credit in accumulated other comprehensive income. The corresponding reduction in the average remaining future service period to the full eligibility date of the remaining active plan participants also triggered the recognition of a $4 million curtailment gain which was recognized in the consolidated statements of operations during the second quarter of fiscal 2010. The calculation of the curtailment excluded the newly created prior service credit.
On July 23, 2010, in contract negotiations with a union at one of Federal-Mogul's U.S. manufacturing locations, the union offered to eliminate its retiree medical benefits, which was accepted by Federal-Mogul with no other change in retiree benefits in return. Since this event reduced benefits attributable to employee service already rendered, it was treated as a negative plan amendment, which created a $2 million prior service credit in accumulated other comprehensive income. The corresponding reduction in the average remaining future service period to the full eligibility date of the remaining active plan participants also triggered the recognition of a $24 million curtailment gain which was recognized in the consolidated statements of operations during the third quarter of fiscal 2010.
On June 25, 2010, the U.S. Government passed a pension funding relief bill in which Federal-Mogul elected to participate. This election reduced Federal-Mogul's 2010 pension contribution by $25 million.
Weighted-average assumptions used to determine the benefit obligation as of December 31, 2011 and 2010:

	Pension Benefits				Other Post-Employment Benefits
	United States Plans		Non-U.S. Plans
	December 31,				December 31,
	2011	2010	2011	2010	2011	2010
Discount rate	4.50%	5.15%	4.69%	4.92%	4.45%	5.10%
Rate of compensation increase	3.50%	3.50%	3.16%	3.18%	—%	—%

Weighted-average assumptions used to determine net periodic benefit cost (credit) for the years ended December 31, 2011 and 2010:

	Pension Benefits				Other Post-Employment Benefits
	United States Plans		Non-U.S. Plans
	December 31,				December 31,
	2011	2010	2011	2010	2011	2010
Discount rate	5.15%	5.75%	4.92%	5.13%	5.10%	5.65%
Expected return on plan assets	8.50%	8.50%	5.34%	5.64%	—%	—%
Rate of compensation increase	3.50%	3.50%	3.18%	3.14%	—%	—%

Federal-Mogul evaluates its discount rate assumption annually as of December 31 for each of its retirement-related benefit plans based upon the yield of high quality, fixed-income debt instruments, the maturities of which correspond to expected benefit payment dates.
Federal-Mogul's expected return on assets is established annually through analysis of anticipated future long-term investment performance for the plan based upon the asset allocation strategy. While the study gives appropriate consideration to recent fund performance and historical returns, the assumption is primarily a long-term prospective rate.
The U.S. investment strategy mitigates risk by incorporating diversification across appropriate asset classes to meet the plan's objectives. It is intended to reduce risk, provide long-term financial stability for the plan and maintain funded levels that meet long-term plan obligations while preserving sufficient liquidity for near-term benefit payments. Risk assumed is considered appropriate for the return anticipated and consistent with the total diversification of plan assets.
The U.S. investment strategy mitigates risk by incorporating diversification across appropriate asset classes to meet the plan's objectives. It is intended to reduce risk, provide long-term financial stability for the plan and maintain funded levels that meet long-term plan obligations while preserving sufficient liquidity for near-term benefit payments. Risk assumed is considered appropriate for the return anticipated and consistent with the total diversification of plan assets.
Federal-Mogul changed investment managers for its U.S. pension plan assets towards the end of fiscal 2011. The transition was implemented on December 31, 2011 and almost all of the plan assets were sold and the proceeds reinvested as funds became available on January 3, 2012. Accordingly, the plans assets were comprised almost entirely of cash at December 31, 2011 and then immediately reinvested beginning January 3, 2012 in accordance with Federal-Mogul's investment strategy, which includes a target asset allocation of 50% equity investments, 25% fixed income investments and 25% in other investment types including hedge funds. Approximately 87% of the U.S. plan assets will be invested in actively managed investment funds.
The majority of the assets of the non-U.S. plans are invested through insurance contracts. The insurance contracts guarantee a minimum rate of return. Federal-Mogul has no input into the investment strategy of the assets underlying the contracts, but they are typically heavily invested in active bond markets and are highly regulated by local law. The target asset allocation for the non-U.S. pension plans is 70% insurance contracts, 25% debt investments and 5% equity investments.
Refer to Note 6, “Fair Value Measurements,” for discussion of the fair value of each major category of plan assets, including the inputs and valuation techniques used to develop the fair value measurements of the plans' assets, at December 31, 2011 and 2010.
Information for defined benefit plans with projected benefit obligations in excess of plan assets:

	Pension Benefits				Other Post-Employment Benefits
	United States Plans		Non-U.S. Plans
	December 31,				December 31,
	2011	2010	2011	2010	2011	2010
	(in millions)
Projected benefit obligation	$1,227	$1,151	$359	$348	$350	$366
Fair value of plan assets	670	662	44	41	—	—

Information for pension plans with accumulated benefit obligations in excess of plan assets:

	Pension Benefits
	United States Plans		Non-U.S. Plans
	December 31,
	2011	2010	2011	2010
	(in millions)
Projected benefit obligation	$1,227	$1,151	$359	$338
Accumulated benefit obligation	1,213	1,142	338	320
Fair value of plan assets	670	662	44	35

The accumulated benefit obligation for all pension plans is $1,554 million and $1,471 million as of December 31, 2011 and 2010, respectively.
Amounts in “Accumulated other comprehensive loss” expected to be recognized as components of net periodic benefit cost over fiscal 2012:

	Pension Benefits		Other Post-Employment Benefits
	United States	Non-U.S.
	(in millions)
Amortization of actuarial losses	$34	$1	$1
Amortization of prior service credit	—	—	(16)
	$34	$1	$(15)

The assumed health care and drug cost trend rates used to measure next year's post-employment healthcare benefits are as follows:

	Other Post-Employment Benefits
	2011	2010
Health care cost trend rate	7.63%	0.80%
Ultimate health care cost trend rate	0.50%	0.50%
Year ultimate health care cost trend rate reached	2018	2018
Drug cost trend rate	8.94%	0.95%
Ultimate drug cost trend rate	0.50%	0.50%
Year ultimate drug cost trend rate reached	2018	2018

The assumed health care cost trend rate has a significant impact on the amounts reported for OPEB plans. The following table illustrates the sensitivity to a change in the assumed health care cost trend rate:

	Total Service and Interest Cost	APBO
	(in millions)
100 basis point (“bp”) increase in health care cost trend rate	$1	$20
100 bp decrease in health care cost trend rate	(1)	(17)

The following table illustrates the sensitivity to a change in certain assumptions for projected benefit obligations (“PBO”), associated expense and other comprehensive loss (“OCL”). The changes in these assumptions have no impact on Federal-Mogul's fiscal 2011 funding requirements.

	Pension Benefits						Other Post-Employment Benefits
	United States Plans			Non-U.S. Plans
	Change in fiscal 2012 pension expense	Change in PBO	Change in accumulated OCL	Change in fiscal 2012 pension expense	Change in PBO	Change in accumulated OCL	Change in fiscal 2012 expense	Change in PBO
	(in millions)
25 bp decrease in discount rate	$2	$28	$(28)	$—	$10	$(10)	$1	$8
25 bp increase in discount rate	(2)	(28)	28	—	(9)	9	(1)	(8)
25 bp decrease in return on assets rate	2	—	—	—	—	—	—	—
25 bp increase in return on assets rate	(2)	—	—	—	—	—	—	—

Federal-Mogul's projected benefit payments from the plans are estimated as follows:

	Pension Benefits		Other Post-Employment Benefits
Years	United States Plans	Non-U.S. Plans
	(in millions)
2012	$78	$22	$26
2013	82	22	26
2014	83	24	26
2015	86	26	26
2016	84	23	26
2017 - 2021	461	127	120

Federal-Mogul expects to contribute approximately $127 million to its pension plans in fiscal 2012.
Federal-Mogul also maintains certain defined contribution pension plans for eligible employees. The total expenses attributable to Federal-Mogul's defined contribution savings plan were $25 million, $23 million and $20 million for the fiscal years ended December 31, 2011, 2010 and 2009, respectively. The amounts contributed to defined contribution pension plans include contributions to multi-employer plans of $1 million for fiscal 2011.
Other Benefits
Federal-Mogul accounts for benefits to former or inactive employees paid after employment but before retirement pursuant to FASB ASC Topic 712, Compensation - Nonretirement Post-employment Benefits. The liabilities for such U.S. and European post-employment benefits were $36 million and $42 million at December 31, 2011 and 2010, respectively.
Railcar and Food Packaging
ARI is the sponsor of two defined benefit pension plans that cover certain employees at designated repair facilities. One plan, which covers certain salaried and hourly employees, is frozen and no additional benefits are accruing thereunder. The second plan, which covers only certain of ARI's union employees, was frozen effective January 1, 2012 and no benefits will accrue thereunder. Viskase and its subsidiaries have defined contribution and defined benefit plans varying by country and subsidiary. Viskase's operations in the United States and Canada have historically offered defined benefit retirement plans and post-retirement health care and life insurance benefits to their employees. Most of these benefits have been terminated, resulting in various reductions in liabilities and curtailment gains.
The following provides disclosures for ARI's and Viskase's benefit obligations, plan assets, funded status, and recognition in the consolidated balance sheets. As pension costs for ARI and Viskase are not material to our consolidated financial position and results of operations, we do not provide information regarding their inputs and valuation assumptions.

	Pension Benefits		Other Post-Employment Benefits
	2011	2010	2011	2010
	(in millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$165	$158	$—	$—
Service cost	1	1	—	—
Interest cost	8	8	—	—
Benefits paid	(9)	(9)	—	—
Actuarial losses	13	7	—	—
Adjustments to benefits	—	—	—	—
Benefit obligation, end of year	178	165	—	—
Change in plan assets:
Fair value of plan assets, beginning of year	116	108	—	—
Actual return on plan assets	(1)	13	—	—
Company contributions	8	4	—	—
Benefits paid	(9)	(9)	—	—
Fair value of plan assets, end of year	114	116	—	—
Funded status of the plan	$(64)	$(49)	$—	$—
Amounts recognized in the consolidated balance sheets:
Net liability recognized	$(64)	$(49)	$—	$—
Amounts recognized in accumulated other comprehensive loss, inclusive of tax impacts:
Net actuarial (loss) gain	$(9)	$(6)	$1	$1
Prior service credit	—	—	2	3
Total	$(9)	$(6)	$3	$4

Segment and Geographic Reporting	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting
Segment Reporting.
As of June 30, 2012, our nine reporting segments are: (1) Investment; (2) Automotive; (3) Energy; (4) Gaming; (5) Railcar; (6) Food Packaging; (7) Metals; (8) Real Estate and (9) Home Fashion. In addition to our nine reporting segments, we present the results of Icahn Enterprises Holdings, on an unconsolidated basis, and investment activity and expenses associated therewith. See Note 3, “Operating Units,” for a detailed description of each of our reporting segments.
We assess and measure segment operating results based on net income attributable to Icahn Enterprises Holdings as disclosed below. Certain terms of financings for certain of our segments impose restrictions on the segments' ability to transfer funds to us, including restrictions on dividends, distributions, loans and other transactions.
As described in Note 3, our Investment segment acquired a controlling interest in Tropicana on November 15, 2010 and, therefore, we consolidated the results of Tropicana effective November 15, 2010. As further described in Note 3, through a distribution-in-kind transaction from our Investment segment directly to us, we directly own the investment in Tropicana's common stock effective April 29, 2011. Through an additional distribution-in-kind transaction from our Investment segment directly to us, we directly owned the investment in Tropicana's Exit Facility effective June 30, 2011. Our management evaluates the aggregate performance of the Investment segment with all of its investments stated on a fair value basis, including its investment in Tropicana. Accordingly, although we are required to consolidate the results of Tropicana effective November 15, 2010 and separately report their results as part of our Gaming segment, the column representing our Investment segment's results include the investment in Tropicana on a fair value basis during the three months ended March 31, 2011. For such period, we eliminate the fair value effects of Tropicana in the column labeled “Eliminations.”
Condensed statements of operations by reporting segment for the three and six months ended June 30, 2012 and 2011 are presented below:

	Three Months Ended June 30, 2012
	Investment	Automotive	Energy(1)	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
Revenues:
Net sales	$—	$1,704	$1,412	$—	$135	$86	$303	$3	$64	$—	$3,707
Other revenues from operations	—	—	—	164	20	—	—	20	—	—	204
Net gain from investment activities	280	—	—	—	—	—	—	—	—	(2)	278
Interest and dividend income	14	1	—	—	1	—	—	—	—	1	17
Other (loss) income, net	1	4	(2)	(6)	—	(2)	1	1	1	1	(1)
	295	1,709	1,410	158	156	84	304	24	65	—	4,205
Expenses:
Cost of goods sold	—	1,450	1,238	—	107	67	311	1	55	—	3,229
Other expenses from operations	—	—	—	82	14	—	—	12	—	—	108
Selling, general and administrative	8	186	36	64	8	11	7	4	9	4	337
Restructuring	—	8	—	—	—	—	—	—	1	—	9
Impairment	—	28	—	2	—	—	—	—	2	—	32
Interest expense	—	35	9	4	5	5	—	1	—	69	128
	8	1,707	1,283	152	134	83	318	18	67	73	3,843
Income (loss) before income tax (expense) benefit	287	2	127	6	22	1	(14)	6	(2)	(73)	362
Income tax (expense) benefit	—	29	(48)	(2)	(9)	—	—	—	—	118	88
Net income (loss)	287	31	79	4	13	1	(14)	6	(2)	45	450
Less: net income attributable to non-controlling interests	(171)	(9)	(22)	(2)	(6)	—	—	—	—	—	(210)
Net income (loss) attributable to Icahn Enterprises Holdings	$116	$22	$57	$2	$7	$1	$(14)	$6	$(2)	$45	$240

Supplemental information:
Capital expenditures	$—	$93	$31	$11	$78	$11	$7	$1	$—	$—	$232
Depreciation and amortization(2)	$—	$71	$30	$7	$6	$5	$6	$6	$2	$—	$133

	Three Months Ended June 30, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$1,800	$—	$94	$89	$288	$4	$82	$—	$—	$2,357
Other revenues from operations	—	—	145	18	—	—	20	—	—	—	183
Net gain from investment activities	575	—	—	—	—	—	—	—	15	—	590
Interest and dividend income	26	2	—	1	—	—	—	—	—	(2)	27
Other (loss) income, net	(19)	3	—	(3)	—	—	1	2	1	—	(15)
	582	1,805	145	110	89	288	25	84	16	(2)	3,142
Expenses:
Cost of goods sold	—	1,501	—	86	66	278	3	75	—	—	2,009
Other expenses from operations	—	—	79	13	—	—	12	—	—	—	104
Selling, general and administrative	9	185	61	5	11	7	4	15	7	—	304
Restructuring	—	—	—	—	—	—	—	1	—	—	1
Impairment	—	3	—	—	—	—	—	—	—	—	3
Interest expense	6	35	3	6	5	—	2	1	55	—	113
	15	1,724	143	110	82	285	21	92	62	—	2,534
Income (loss) before income tax (expense) benefit	567	81	2	—	7	3	4	(8)	(46)	(2)	608
Income tax (expense) benefit	—	(17)	1	—	(2)	—	—	—	(6)	—	(24)
Net income (loss)	567	64	3	—	5	3	4	(8)	(52)	(2)	584
Less: net (income) loss attributable to non-controlling interests	(278)	(18)	(2)	—	(1)	—	—	3	—	1	(295)
Net income (loss) attributable to Icahn Enterprises Holdings	$289	$46	$1	$—	$4	$3	$4	$(5)	$(52)	$(1)	$289

Supplemental information:
Capital expenditures	$—	$77	$10	$1	$9	$6	$—	$—	$—	$—	$103
Depreciation and amortization(2)	$—	$71	$8	$6	$4	$5	$6	$2	$—	$—	$102

	Six Months Ended June 30, 2012
	Investment	Automotive	Energy(1)	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
Revenues:
Net sales	$—	$3,468	$1,412	$—	$299	$169	$635	$3	$120	$—	$6,106
Other revenues from operations	—	—	—	319	37	—	—	40	—	—	396
Net gain from investment activities	330	—	—	—	—	—	—	—	—	6	336
Interest and dividend income	37	2	—	—	2	—	—	—	—	1	42
Other (loss) income, net	(1)	13	(2)	(8)	—	(2)	1	2	2	4	9
	366	3,483	1,410	311	338	167	636	45	122	11	6,889
Expenses:
Cost of goods sold	—	2,937	1,238	—	244	130	642	1	109	—	5,301
Other expenses from operations	—	—	—	162	28	—	—	24	—	—	214
Selling, general and administrative	11	387	36	126	14	24	14	7	19	8	646
Restructuring	—	14	—	—	—	—	—	—	2	—	16
Impairment	—	29	—	2	—	—	—	—	3	—	34
Interest expense	2	71	9	6	10	10	—	2	—	135	245
	13	3,438	1,283	296	296	164	656	34	133	143	6,456
Income (loss) before income tax (expense) benefit	353	45	127	15	42	3	(20)	11	(11)	(132)	433
Income tax (expense) benefit	—	20	(48)	(1)	(17)	(1)	4	—	—	161	118
Net income (loss)	353	65	79	14	25	2	(16)	11	(11)	29	551
Less: net income attributable to non-controlling interests	(205)	(19)	(22)	(4)	(11)	(1)	—	—	—	—	(262)
Net income (loss) attributable to Icahn Enterprises Holdings	$148	$46	$57	$10	$14	$1	$(16)	$11	$(11)	$29	$289

Supplemental information:
Capital expenditures	$—	$223	$31	$23	$119	$23	$9	$1	$—	$—	$429
Depreciation and amortization(2)	$—	$140	$30	$16	$11	$9	$12	$11	$4	$—	$233

	Six Months Ended June 30, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$3,524	$—	$163	$169	$567	$5	$180	$—	$—	$4,608
Other revenues from operations	—	—	302	34	—	—	40	—	—	—	376
Net gain from investment activities	1,191	—	—	—	—	—	—	—	25	(9)	1,207
Interest and dividend income	60	3	—	2	—	—	—	—	1	(5)	61
Other (loss) income, net	(48)	12	—	(5)	—	—	1	3	5	—	(32)
	1,203	3,539	302	194	169	567	46	183	31	(14)	6,220
Expenses:
Cost of goods sold	—	2,946	—	153	127	539	4	165	—	—	3,934
Other expenses from operations	—	—	163	26	—	—	23	—	—	—	212
Selling, general and administrative	22	374	129	12	22	13	8	31	12	—	623
Restructuring	—	1	—	—	—	—	—	3	—	—	4
Impairment	—	3	—	—	—	—	—	—	—	—	3
Interest expense	9	70	5	11	10	—	4	1	112	—	222
	31	3,394	297	202	159	552	39	200	124	—	4,998
Income (loss) before income tax (expense) benefit	1,172	145	5	(8)	10	15	7	(17)	(93)	(14)	1,222
Income tax (expense) benefit	—	(31)	3	3	(3)	(4)	—	—	(10)	—	(42)
Net income (loss)	1,172	114	8	(5)	7	11	7	(17)	(103)	(14)	1,180
Less: net (income) loss attributable to non-controlling interests	(630)	(31)	(5)	2	(2)	—	—	6	—	9	(651)
Net income (loss) attributable to Icahn Enterprises Holdings	$542	$83	$3	$(3)	$5	$11	$7	$(11)	$(103)	$(5)	$529

Supplemental information:
Capital expenditures	$—	$177	$13	$2	$14	$12	$—	$—	$—	$—	$218
Depreciation and amortization(2)	$—	$139	$18	$12	$8	$10	$11	$5	$—	$—	$203
(1) We consolidated CVR effective May 4, 2012.
(2) Excludes amounts related to the amortization of debt discounts and premiums.
Condensed balance sheets by reporting segment as of June 30, 2012 and December 31, 2011 are presented below:

	June 30, 2012
	Investment	Automotive	Energy	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
ASSETS
Cash and cash equivalents	$13	$716	$693	$225	$250	$38	$29	$54	$63	$1,128	$3,209
Cash held at consolidated affiliated partnerships and restricted cash	1,346	—	—	18	—	1	3	2	—	2	1,372
Investments	4,982	248	—	35	46	—	—	—	14	61	5,386
Accounts receivable, net	—	1,379	214	17	20	58	121	7	49	—	1,865
Inventories, net	—	988	514	—	110	59	128	—	63	—	1,862
Property, plant and equipment, net	—	1,862	2,588	422	302	145	138	673	87	3	6,220
Goodwill and intangible assets, net	—	1,779	1,249	69	7	13	28	83	3	—	3,231
Other assets	133	320	104	58	30	30	44	16	30	116	881
Total assets	$6,474	$7,292	$5,362	$844	$765	$344	$491	$835	$309	$1,310	$24,026
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	$334	$1,855	$1,442	$142	$146	$68	$74	$20	$38	$133	$4,252
Securities sold, not yet purchased, at fair value	548	—	—	—	—	—	—	—	—	—	548
Due to brokers	4	—	—	—	—	—	—	—	—	—	4
Post-employment benefit liability	—	1,237	—	—	9	54	3	—	—	—	1,303
Debt	—	2,788	907	171	275	216	4	74	—	3,761	8,196
Total liabilities	886	5,880	2,349	313	430	338	81	94	38	3,894	14,303

Equity attributable to Icahn Enterprises Holdings	2,076	1,019	2,081	355	186	1	410	741	271	(2,584)	4,556
Equity attributable to non-controlling interests	3,512	393	932	176	149	5	—	—	—	—	5,167
Total equity	5,588	1,412	3,013	531	335	6	410	741	271	(2,584)	9,723
Total liabilities and equity	$6,474	$7,292	$5,362	$844	$765	$344	$491	$835	$309	$1,310	$24,026

	December 31, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
ASSETS
Cash and cash equivalents	$7	$953	$150	$307	$66	$7	$216	$55	$517	$2,278
Cash held at consolidated affiliated partnerships and restricted cash	4,941	—	16	—	2	2	2	—	16	4,979
Investments	8,448	228	34	45	—	—	—	13	170	8,938
Accounts receivable, net	—	1,169	19	34	53	98	5	46	—	1,424
Inventories, net	—	956	—	96	53	163	—	76	—	1,344
Property, plant and equipment, net	—	1,855	416	194	131	134	679	93	3	3,505
Goodwill and intangible assets, net	—	1,808	77	7	14	30	87	3	—	2,026
Other assets	81	319	58	21	31	42	15	33	53	653
Total assets	$13,477	$7,288	$770	$704	$350	$476	$1,004	$319	$759	$25,147
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	$162	$1,875	$145	$110	$75	$85	$23	$36	$332	$2,843
Securities sold, not yet purchased, at fair value	4,476	—	—	—	—	—	—	—	—	4,476
Due to brokers	2,171	—	—	—	—	—	—	—	—	2,171
Post-employment benefit liability	—	1,272	—	9	56	3	—	—	—	1,340
Debt	—	2,798	49	275	216	4	75	—	3,046	6,463
Total liabilities	6,809	5,945	194	394	347	92	98	36	3,378	17,293

Equity attributable to Icahn Enterprises Holdings	3,282	967	402	172	(1)	384	906	283	(2,619)	3,776
Equity attributable to non-controlling interests	3,386	376	174	138	4	—	—	—	—	4,078
Total equity	6,668	1,343	576	310	3	384	906	283	(2,619)	7,854
Total liabilities and equity	$13,477	$7,288	$770	$704	$350	$476	$1,004	$319	$759	$25,147

Segment and Geographic Reporting.
As of December 31, 2011, our eight reportable segments are: (1) Investment; (2) Automotive; (3) Gaming; (4) Railcar; (5) Food Packaging; (6) Metals; (7) Real Estate and (8) Home Fashion. Our Investment segment provides investment advisory and certain administrative and back office services to the Investment Funds, but does not provide such services to any other entities, individuals or accounts. Our Automotive segment consists of Federal-Mogul. Our Gaming segment consists of Tropicana. Our Railcar segment consists of ARI. Our Food Packaging segment consists of Viskase. Our Metals segment consists of PSC Metals. Our Real Estate segment consists of rental real estate, property development and the operation of resort properties. Our Home Fashion segment consists of WPI. In addition to our eight reportable segments, we present the results of Icahn Enterprises Holdings which includes the unconsolidated results of Icahn Enterprises and Icahn Enterprises Holdings, and investment activity and expenses associated with the activities of Icahn Enterprises Holdings. See Note 3, “Operating Units,” for a detailed description of each of our segments.
We assess and measure segment operating results based on net income attributable to Icahn Enterprises Holdings as disclosed below. Certain terms of financings for certain of our segments impose restrictions on the segments' ability to transfer funds to us, including restrictions on dividends, distributions, loans and other transactions.
As described in Note 3, “Operating Units-Gaming,” our Investment segment acquired a controlling interest in Tropicana on November 15, 2010 and, therefore, we consolidated the results of Tropicana effective November 15, 2010. As further described in Note 3, through a distribution-in-kind transaction from our Investment segment directly to us, we currently directly own the investment in Tropicana's common stock effective April 29, 2011. Through an additional distribution-in-kind transaction from our Investment segment directly to us, we currently directly own the investment in Tropicana's Exit Facility effective June 30, 2011. Our management evaluates the aggregate performance of the Investment segment with all of its investments stated on a fair value basis, including its investment in Tropicana. Accordingly, although we are required to consolidate the results of Tropicana effective November 15, 2010 and separately report their results as part of our Gaming segment, the column representing our Investment segment's results include the investment in Tropicana on a fair value basis covering the period November 15, 2010 through April 29, 2011. For such periods, we eliminate the fair value effects of Tropicana in the column labeled “Eliminations.”
Condensed statements of operations by reportable segment for the years ended December 31, 2011, 2010 and 2009 are presented below:

	Year Ended December 31, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$6,910	$—	$454	$339	$1,095	$8	$322	$—	$—	$9,128
Other revenues from operations	—	—	624	65	—	—	81	—	—	—	770
Net gain from investment activities	1,887	—	—	—	—	—	—	—	27	(9)	1,905
Interest and dividend income	110	6	1	3	—	—	—	—	2	(5)	117
Other (loss) income, net	(88)	21	(1)	(8)	(1)	1	1	3	7	—	(65)
	1,909	6,937	624	514	338	1,096	90	325	36	(14)	11,855
Expenses:
Cost of goods sold	—	5,822	—	411	263	1,068	3	305	—	—	7,872
Other expenses from operations	—	—	329	50	—	—	47	—	—	—	426
Selling, general and administrative	50	736	254	25	43	25	16	61	31	—	1,241
Restructuring	—	5	—	—	—	—	—	6	—	—	11
Impairment	—	48	5	—	—	—	—	18	—	—	71
Interest expense	15	141	9	20	21	—	6	1	222	—	435
	65	6,752	597	506	327	1,093	72	391	253	—	10,056
Income (loss) before income tax expense	1,844	185	27	8	11	3	18	(66)	(217)	(14)	1,799
Income tax (expense) benefit	—	(17)	(3)	(4)	(5)	3	—	—	(8)	—	(34)
Net income (loss)	1,844	168	24	4	6	6	18	(66)	(225)	(14)	1,765
Less: net (income) loss attributable to non-controlling interests	(971)	(47)	(11)	(2)	(2)	—	—	10	—	9	(1,014)
Net income (loss) attributable to Icahn Enterprises Holdings	$873	$121	$13	$2	$4	$6	$18	$(56)	$(225)	$(5)	$751

	Year Ended December 31, 2010
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$6,219	$—	$206	$316	$725	$9	$429	$—	$—	$7,904
Other revenues from operations	—	—	78	68	—	—	81	—	—	—	227
Net gain from investment activities	756	—	—	—	—	—	—	—	79	(21)	814
Interest and dividend income	178	5	—	4	—	—	—	—	5	(1)	191
Other income (loss), net	(29)	15	—	(8)	1	—	—	2	(26)	—	(45)
	905	6,239	78	270	317	725	90	431	58	(22)	9,091
Expenses:
Cost of goods sold	—	5,212	—	210	234	697	6	400	—	—	6,759
Other expenses from operations	—	—	41	55	—	—	48	—	—	—	144
Selling, general and administrative	59	704	37	26	46	23	19	75	28	—	1,017
Restructuring	—	8	—	—	—	—	—	8	—	—	16
Impairment	—	2	—	—	—	—	1	9	—	—	12
Interest expense	4	141	1	21	21	—	8	1	190	—	387
	63	6,067	79	312	301	720	82	493	218	—	8,335
Income (loss) before income tax (expense) benefit	842	172	(1)	(42)	16	5	8	(62)	(160)	(22)	756
Income tax (expense) benefit	(2)	(12)	—	15	(2)	(1)	—	—	(7)	—	(9)
Net income (loss) from continuing operations	840	160	(1)	(27)	14	4	8	(62)	(167)	(22)	747
Less: net (income) loss attributable to non-controlling interests from continuing operations	(492)	(44)	2	12	(4)	—	—	20	(52)	14	(544)
Net income (loss) attributable to Icahn Enterprises Holdings from continuing operations	$348	$116	$1	$(15)	$10	$4	$8	$(42)	$(219)	$(8)	$203

	Year Ended December 31, 2009
	Investment	Automotive	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
Revenues:
Net sales	$—	$5,330	$365	$299	$382	$15	$369	$—	$6,760
Other revenues from operations	—	—	58	—	—	81	—	—	139
Net gain from investment activities	1,379	—	24	—	—	—	—	3	1,406
Interest and dividend income	217	8	7	—	—	—	—	7	239
Other income (loss), net	(62)	59	(10)	(3)	2	—	13	—	(1)
	1,534	5,397	444	296	384	96	382	10	8,543
Expenses:
Cost of goods sold	—	4,538	329	220	403	14	338	—	5,842
Other expenses from operations	—	—	47	—	—	51	—	—	98
Selling, general and administrative	80	742	25	42	17	9	75	22	1,012
Restructuring	—	32	—	—	—	—	19	—	51
Impairment	—	17	—	1	13	2	8	—	41
Interest expense	4	135	21	16	—	9	1	126	312
	84	5,464	422	279	433	85	441	148	7,356
Income (loss) before income tax (expense) benefit	1,450	(67)	22	17	(49)	11	(59)	(138)	1,187
Income tax (expense) benefit	(2)	39	(7)	(2)	19	—	—	(3)	44
Net income (loss) from continuing operations	1,448	(28)	15	15	(30)	11	(59)	(141)	1,231
Less: net (income) loss attributable to non-controlling interests from continuing operations	(979)	(1)	(7)	(4)	—	—	19	—	(972)
Net income (loss) attributable to Icahn Enterprises Holdings from continuing operations	$469	$(29)	$8	$11	$(30)	$11	$(40)	$(141)	$259

Condensed balance sheets by reportable segment as of December 31, 2011 and 2010 are presented below:

	December 31, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
ASSETS
Cash and cash equivalents	$7	$953	$150	$307	$66	$7	$216	$55	$517	$2,278
Cash held at consolidated affiliated partnerships and restricted cash	4,941	—	16	—	2	2	2	—	16	4,979
Investments	8,448	228	34	45	—	—	—	13	170	8,938
Accounts receivable, net	—	1,169	19	34	53	98	5	46	—	1,424
Inventories, net	—	956	—	96	53	163	—	76	—	1,344
Property, plant and equipment, net	—	1,855	416	194	131	134	679	93	3	3,505
Goodwill and intangible assets, net	—	1,808	77	7	14	30	87	3	—	2,026
Other assets	81	319	58	21	31	42	15	33	53	653
Total assets	$13,477	$7,288	$770	$704	$350	$476	$1,004	$319	$759	$25,147
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	$162	$1,875	$145	$110	$75	$85	$23	$36	$332	$2,843
Securities sold, not yet purchased, at fair value	4,476	—	—	—	—	—	—	—	—	4,476
Due to brokers	2,171	—	—	—	—	—	—	—	—	2,171
Post-employment benefit liability	—	1,272	—	9	56	3	—	—	—	1,340
Debt	—	2,798	49	275	216	4	75	—	3,046	6,463
Total liabilities	6,809	5,945	194	394	347	92	98	36	3,378	17,293

Equity attributable to Icahn Enterprises Holdings	3,282	967	402	172	(1)	384	906	283	(2,619)	3,776
Equity attributable to non-controlling interests	3,386	376	174	138	4	—	—	—	—	4,078
Total equity	6,668	1,343	576	310	3	384	906	283	(2,619)	7,854
Total liabilities and equity	$13,477	$7,288	$770	$704	$350	$476	$1,004	$319	$759	$25,147

	December 31, 2010
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
ASSETS
Cash and cash equivalents	$8	$1,105	$154	$319	$88	$17	$86	$32	$1,154	$—	$2,963
Cash held at consolidated affiliated partnerships and restricted cash	2,029	—	18	—	2	4	4	—	117	—	2,174
Investments	7,426	210	33	48	—	3	—	13	16	(279)	7,470
Accounts receivable, net	—	1,053	18	21	48	61	6	78	—	—	1,285
Inventories, net	—	847	—	50	55	87	—	124	—	—	1,163
Property, plant and equipment, net	—	1,802	421	181	109	115	700	124	3	—	3,455
Goodwill and intangible assets, net	—	1,915	79	7	17	8	97	5	—	—	2,128
Other assets	66	364	70	28	30	31	14	32	74	—	709
Total assets	$9,529	$7,296	$793	$654	$349	$326	$907	$408	$1,364	$(279)	$21,347
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	$574	$1,887	$154	$64	$72	$58	$27	$58	$227	$—	$3,121
Securities sold, not yet purchased, at fair value	1,219	—	—	—	—	—	—	—	—	—	1,219
Due to brokers	1,323	—	—	—	—	—	—	—	—	—	1,323
Post-employment benefit liability	—	1,219	—	7	44	2	—	—	—	—	1,272
Debt	—	2,787	62	275	216	2	111	—	3,045	—	6,498
Total liabilities	3,116	5,893	216	346	332	62	138	58	3,272	—	13,433

Equity attributable to Icahn Enterprises Holdings	2,576	1,010	122	167	10	264	769	313	(1,928)	(100)	3,203
Equity attributable to non-controlling interests	3,837	393	455	141	7	—	—	37	20	(179)	4,711
Total equity	6,413	1,403	577	308	17	264	769	350	(1,908)	(279)	7,914
Total liabilities and equity	$9,529	$7,296	$793	$654	$349	$326	$907	$408	$1,364	$(279)	$21,347

Total capital expenditures and depreciation and amortization by reportable segment were as follows for the periods indicated:

	Capital Expenditures			Depreciation and Amortization(1)
	Year Ended December 31,			Year Ended December 31,
	2011	2010(2)	2009	2011	2010(2)	2009
	(in millions)
Automotive	$348	$251	$176	$314	$333	$327
Gaming	34	6	—	34	5	—
Railcar	36	6	15	23	23	22
Food Packaging	37	20	24	17	14	15
Metals	25	21	12	23	18	13
Real Estate	1	1	1	23	23	25
Home Fashion	—	2	2	11	11	10
Icahn Enterprises Holdings	—	115	—	1	—	—
	$481	$422	$230	$446	$427	$412

(1)
Depreciation and amortization includes amortization expense related to debt of $36 million, $35 million and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively, which is included in interest expense in our consolidated statements of operations.

(2)	Gaming results are for the period November 15, 2010 through December 31, 2010.

The following table presents our segments' geographic net sales from external customers, other revenues from operations and property, plant and equipment, net for the periods indicated:

	Net Sales			Other Revenues From Operations			Property, Plant and Equipment, Net
	Year Ended December 31,			Year Ended December 31,			December 31,
	2011	2010	2009	2011	2010	2009	2011	2010
	(in millions)
United States	$4,453	$3,850	$3,325	$759	$221	$136	$1,997	$1,992
Germany	1,302	1,068	893	—	—	—	388	384
Other	3,373	2,986	2,542	11	6	3	1,120	1,079
	$9,128	$7,904	$6,760	$770	$227	$139	$3,505	$3,455

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes.
For the three months ended June 30, 2012, we recorded an income tax benefit of $88 million on pre-tax income of $362 million compared to an income tax expense of $24 million on pre-tax income of $608 million for the three months ended June 30, 2011. Our effective income tax rate was (24.3)% and 3.9% for the three months ended June 30, 2012 and 2011, respectively.
For the six months ended June 30, 2012, we recorded an income tax benefit of $118 million on pre-tax income of $433 million compared to an income tax expense of $42 million on pre-tax income of approximately $1.2 billion for the six months ended June 30, 2011. Our effective income tax rate was (27.3)% and 3.4% for the six months ended June 30, 2012 and 2011, respectively.
The difference between the effective tax rate and statutory federal rate of 35% is principally due to changes in valuation allowances and partnership income not subject to taxation, as such taxes are the responsibility of the partners. In February, 2012, WPH merged into a newly formed single member limited liability company owned by American Entertainment Properties Corp ("AEP"), a wholly owned subsidiary of ours. The merger constituted a tax-free reorganization and resulted in the release of approximately $48 million of WPH's valuation allowance. Also, on May 4, 2012, AEP acquired a controlling interest in CVR.  In conjunction with this acquisition, AEP re-evaluated the future estimated realization of its deferred tax assets which resulted in the release of approximately $111 million of its valuation allowance.
Additionally, in conjunction with Federal-Mogul's ongoing review of its actual results and anticipated future earnings, Federal-Mogul reassesses the possibility of releasing valuation allowances. The factors considered by management in its determination of the probability of the realization of the deferred tax assets include but are not limited to: recent adjusted historical financial results; historical taxable income; projected future taxable income; the expected timing of the reversals of existing temporary differences; and tax planning strategies. Based upon this assessment, Federal-Mogul has concluded based on available evidence that the deferred tax assets in Germany are more likely than not to be realized. Based upon this conclusion, a valuation allowance was reversed, a portion of which is expected to be realized through current year ordinary income and is therefore included in the annual effective rate. The remaining portion relates to the anticipated realization in future years and is therefore recognized as a discrete event in the three months ended June 30, 2012.
Federal-Mogul believes that it is reasonably possible that its unrecognized tax benefits in multiple jurisdictions may decrease in the next 12 months due to audit settlements or statute expirations. During each of the three and six months ended June 30, 2012, a tax position became effectively settled and decreased unrecognized tax benefits by $298 million, of which only $19 million was included in the income tax benefit due to the impact of valuation allowances.
Federal-Mogul has concluded that there is more than a remote possibility that existing valuation allowances of up to $260 million as of June 30, 2012 could be released within the next 12 months. If releases of such valuation allowances occur, they may have a significant impact on net income in the quarter in which it is deemed appropriate to release the reserve.

Income Taxes.
The difference between the book basis and the tax basis of our net assets, not directly subject to income taxes, is as follows:

	Year Ended December 31,
	2011	2010
	(in millions)
Book basis of net assets	$3,755	$3,183
Book/tax basis difference	(1,553)	(1,017)
Tax basis of net assets	$2,202	$2,166

Our corporate subsidiaries recorded the following income tax (expense) benefit attributable to continuing operations for our taxable subsidiaries:

	Year Ended December 31,
	2011	2010	2009
Continuing Operations	(in millions)
Current:
Domestic	$(1)	$17	$(14)
International	(45)	(54)	(30)
Total current	(46)	(37)	(44)
Deferred:
Domestic	4	(15)	49
International	8	43	39
Total deferred	12	28	88
	$(34)	$(9)	$44

The tax effect of significant differences representing deferred tax assets (liabilities) (the difference between financial statement carrying value and the tax basis of assets and liabilities) is as follows:

	Year Ended December 31,
	2011	2010
	(in millions)
Deferred tax assets:
Property, plant and equipment	$180	$191
Net operating loss	873	866
Tax credits	120	118
Post-employment benefits, including pensions	412	366
Reorganization costs	78	115
Other	167	127
Total deferred tax assets	1,830	1,783
Less: Valuation allowance	(1,403)	(1,402)
Net deferred tax assets	$427	$381

Deferred tax liabilities:
Property, plant and equipment	$(115)	$(188)
Intangible assets	(263)	(266)
Investment in partnerships	(103)	—
Investment in U.S. subsidiaries	(366)	(367)
Other	(14)	(18)
Total deferred tax liabilities	(861)	(839)
	$(434)	$(458)

We recorded deferred tax assets and deferred tax liabilities of $122 million and $556 million as of December 31, 2011, respectively, and $143 million and $601 million as of December 31, 2010. Deferred tax assets and deferred tax liabilities are included in other assets and accrued expenses and other liabilities, respectively, in our consolidated balance sheets.
We analyze all positive and negative evidence to consider whether it is more likely than not that all of the deferred tax assets will be realized. Projected future income, tax planning strategies and the expected reversal of deferred tax liabilities are considered in making this assessment. As of December 31, 2011 we had a valuation allowance of approximately $1.4 billion primarily related to tax loss and credit carryforwards, post-retirement benefits and other deferred tax assets. The current and future provisions for income taxes may be significantly impacted by changes to valuation allowances. These allowances will be maintained until it is more likely than not that the deferred tax assets will be realized. For fiscal 2011, the valuation allowance on deferred tax assets increased $1 million. The increase is primarily attributable to a $47 million decrease recorded by Federal Mogul, a $5 million decrease in other business segments, and increases in the valuation allowance of $23 million and $30 million recorded by WPI and Viskase, respectively. For fiscal 2010, the valuation allowance on deferred tax assets increased by $277 million. The increase is primarily attributable to a $240 million increase from our acquisition of a controlling interest in Tropicana, a $24 million increase in valuation allowance recorded by WPI and a $13 million increase in valuation allowances recorded by our other business segments.
A reconciliation of the effective tax rate on continuing operations as shown in the consolidated statements of operations to the federal statutory rate is as follows:

	Years Ended December 31,
	2011	2010	2009
Federal statutory rate	35.0%	35.0%	35.0%
Foreign Operations	0.8	3.0	3.1
Valuation allowance	(0.6)	(5.7)	(0.4)
Gain on settlement of liabilities subject to compromise	(1.4)	—	(0.2)
Income not subject to taxation	(31.4)	(30.0)	(38.8)
Other	(0.5)	(1.1)	(2.4)
	1.9%	1.2%	(3.7)%

Automotive
Federal-Mogul did not record taxes on its undistributed earnings from foreign subsidiaries of $677 million at December 31, 2010 since these earnings are considered to be permanently reinvested. If at some future date, these earnings cease to be permanently reinvested, Federal-Mogul may be subject to U.S. income taxes and foreign withholding taxes on such amounts. Determining the unrecognized deferred tax liability on the potential distribution of these earnings is not practicable as such liability, if any, is dependent on circumstances existing when remittance occurs.
As of December 31, 2011, Federal-Mogul had $953 million of cash and cash equivalents, of which $578 million was held by foreign subsidiaries. In accordance with FASB ASC 740-30-25-17 through 19, it asserts that these funds are indefinitely reinvested due to operational and investing needs of the foreign locations. Furthermore, Federal-Mogul will accrue any applicable taxes in the period when it no longer intends to indefinitely reinvest these funds. Federal-Mogul expects that the impact on cash taxes would be immaterial due to: the availability of net operation loss carryforwards and related valuation allowances; earnings considered previously taxed; and applicable tax treaties.
At December 31, 2011, Federal-Mogul had tax loss carryforwards totaling approximately $2 billion, including approximately $1.1 billion in the United States with expiration dates from fiscal 2012 through fiscal 2031; $383 million in the United Kingdom with no expiration date; and $559 million in other jurisdictions with various expiration dates.
Home Fashion, Food Packaging and Other
At December 31, 2011, WPI had $645 million of net operating loss carryforwards with expiration dates from years 2023 through 2030. WPI evaluated all positive and negative evidence associated with its deferred tax assets and concluded that a valuation allowance on all its deferred tax assets should be established.
At December 31, 2011, Atlantic Coast had a federal net operating loss carryforward of $9 million, which will begin expiring in the year 2025 and forward.
At December 31, 2011, Viskase had U.S. federal and state net operating loss carryforwards of $95 million which will begin expiring in the year 2025 and forward, and foreign net operating loss carryforwards of $1 million with an unlimited carryforward period. Viskase did not record taxes on its undistributed earnings from foreign subsidiaries of $24 million at December 31, 2011 since these earnings are considered to be permanently reinvested. Viskase may be subject to U.S. income taxes and foreign withholding taxes on such amounts. Determining the unrecognized deferred tax liability on the potential distribution of these earnings is not practicable as such liability, if any, is dependent on circumstances existing when remittance occurs.
Tropicana has federal NOL carryforwards pursuant to the purchase of Adamar of New Jersey, Inc. (“Adamar”). Internal Revenue Code Section 382 (“Code 382”) places certain limitations on the annual amount of NOL carryforwards that can be utilized when a change of ownership occurs. Tropicana believes its purchase of Adamar was a change in ownership pursuant to Code 382. As a result of the annual limitation, the NOL carryforward amount available to be used in future periods is approximately $161 million and will begin to expire in the year 2027 and forward. As of December 31, 2011, Tropicana could not determine that it was more likely than not that it would utilize its NOL carryforwards before expiration and accordingly has established a full valuation allowance.
At December 31, 2011, American Entertainment Properties Corp. had a federal net operating loss carryforward of $72 million, which will begin expiring in the year 2029 and forward.
Accounting for Uncertainty in Income Taxes
A summary of the changes in the gross amounts of unrecognized tax benefits for the fiscal years ended December 31, 2010, 2009 and 2008 are as follows:

	Years Ended December 31,
	2011	2010	2009
	(in millions)
Balance at January 1	$407	$430	$467
Addition based on tax positions related to the current year	7	7	20
Increase for tax positions of prior years	27	7	13
Decrease for tax positions of prior years	(20)	(9)	(45)
Decrease for statute of limitation expiration	(9)	(21)	(26)
Settlements	(21)	—	—
Impact of currency translation and other	(3)	(7)	1
Balance at December 31	$388	$407	$430

At December 31, 2011, 2010 and 2009, we had unrecognized tax benefits of $388 million, $407 million and $430 million, respectively. Of these totals, $71 million, $81 million and $94 million represents the amount of unrecognized tax benefits that if recognized, would affect the annual effective tax rate in the respective periods. The total unrecognized tax benefits differ from the amount which would affect the effective tax rate primarily due to the impact of valuation allowances.
During the next 12 months, the company believes that it is reasonably possible that unrecognized tax benefits of Federal- Mogul may decrease by approximately $328 million due to audit settlements or statute expirations, of which approximately $43 million, if recognized, could impact the effective tax rate. We do not anticipate any significant changes to the amount of our unrecognized tax benefits in our other business segments during the next 12 months.
We recognize interest and penalties accrued related to unrecognized tax benefits as a component of income tax expense. We recorded $14 million, $18 million and $15 million as of December 31, 2011, 2010 and 2009, respectively, in liabilities for tax related net interest and penalties in our consolidated balance sheets. Income tax expense related to interest and penalties were $3 million, $3 million and $4 million for fiscal 2011, fiscal 2010 and fiscal 2009, respectively. We or certain of our subsidiaries file income tax returns in the U.S. federal jurisdiction, various state jurisdictions and various non-U.S. jurisdictions. We and our subsidiaries are no longer subject to U.S. federal tax examinations for years before 2008 or state and local examinations for years before 2007, with limited exceptions. We, or our subsidiaries, are currently under various income tax examinations in several states and foreign jurisdictions, but are no longer subject to income tax examinations in major foreign jurisdictions for years prior to 2004.

Accumulated Other Comprehensive Loss	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss) [Abstract]
Accumulated Other Comprehensive Loss
Accumulated Other Comprehensive Loss.
Accumulated other comprehensive loss consists of the following:

	June 30, 2012	December 31, 2011
	(in millions)
Post-employment benefits, net of tax	$(406)	$(415)
Hedge instruments, net of tax	(66)	(80)
Translation adjustments and other, net of tax	(386)	(360)
	$(858)	$(855)

Accumulated Other Comprehensive Loss.
Accumulated other comprehensive loss consists of the following:

	December 31,
	2011	2010
	(in millions)
Post-employment benefits, net of tax	$(415)	$(283)
Hedge instruments, net of tax	(80)	(81)
Translation adjustments and other, net of tax	(360)	(233)
	$(855)	$(597)

Other (Loss) Income, Net	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Other (Loss) Income, Net [Abstract]
Other (Loss) Income, Net
Other (Loss) Income, Net.
Other (loss) income, net consists of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(in millions)
Loss on extinguishment of debt	$—	$—	$(2)	$—
Realized and unrealized loss on derivatives, net	(3)	—	(3)	—
Dividend expense related to securities sold, not yet purchased	(1)	(19)	(3)	(32)
(Loss) gain on disposition of assets	(2)	2	1	—
Appreciation on deferred management fee	—	—	—	(13)
Equity earnings from non-consolidated affiliates	13	8	24	16
Foreign currency translation loss	(5)	(5)	(7)	(6)
Other	(3)	(1)	(1)	3
	$(1)	$(15)	$9	$(32)

Other Income (Loss), Net.
Other income (loss), net consists of the following:

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Gain on acquisition	$—	$16	$—
Loss on extinguishment of debt	—	(39)	(6)
Dividend expense related to securities sold, not yet purchased	(86)	(29)	(62)
Gain on disposition of assets	(4)	1	8
Equity earnings from non-consolidated affiliates	30	25	12
Foreign currency translation (loss) gain	(9)	(26)	3
Other	4	7	44
	$(65)	$(45)	$(1)

Debt Extinguishment
In connection with the debt extinguishment related to our 7.125% Senior Unsecured Notes due 2013 and our 8.125% Senior Unsecured Notes due 2012, we recorded a $39 million loss for the year ended December 31, 2010.

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies.
Investment
Exit Facility
In connection with Tropicana's completion of the Restructuring Transactions (see Note 3, “Operating Units-Gaming”), Tropicana entered into the Exit Facility, as amended, which consists of a (i) $130 million Term Loan Facility issued at a discount of 7%, which was funded on March 8, 2010, the Effective Date and (ii) $20 million Revolving Facility. Each of the Investment Funds was a lender under the Exit Facility and, in the aggregate, held over 50% of the loans under the Term Loan Facility and was obligated to provide 100% of any amounts borrowed by Tropicana under the Revolving Facility. As described in Note 3, on June 30, 2011, the Investment Funds made a distribution-in-kind of their investment in the Exit Facility to us and as a result we became the lenders under the Exit Facility. As further discussed in Note 11, "Debt," in March 2012, Tropicana paid in full the remaining amounts outstanding under the Exit Facility and the Revolving Facility was canceled therewith.
Dynegy Inc.
On November 4, 2011, Resources Capital Management Corp., Roseton OL, LLC, and Danskammer OL, LLC, filed an action in Supreme Court of New York, New York County, against Dynegy Inc. ("Dynegy"), various affiliates of Dynegy, certain members of the Board of Directors of Dynegy, and various other defendants, including Icahn Capital.  The plaintiffs are seeking an unspecified amount of damages for alleged breaches of fiduciary obligation, as well as declaratory and other equitable relief regarding certain notes and related contracts.  Icahn Capital is named as a defendant and is being sued for allegedly aiding and abetting Dynegy and its directors in the alleged breaches of fiduciary obligation, tortious interference, and unjust enrichment. On June 5, 2012, the Complaint was dismissed with prejudice.
 On March 28, 2012, an action was filed in NY Supreme Court, entitled Silsby v. Icahn et. al.  Defendants include Carl C. Icahn and Dynegy Inc, as well as two of our officers. The action purports to be brought as a class action on behalf of Dynegy shareholders who acquired their shares between September 2011 and March 2012.  The Complaint alleges violations of the federal securities laws in defendants' allegedly making false and misleading statements in securities filings that artificially inflated the price of Dynegy stock. The individual defendants are alleged to have been controlling persons of Dynegy. Plaintiff is seeking damages in an unspecified amount. Subsequent to the filing of this action, Dynegy filed for bankruptcy, and the Court has stayed the litigation against Dynegy, pursuant to the automatic stay provisions of the Bankruptcy Code.  By agreement, defendants have not yet responded to the Complaint.  However, defendants believe they have meritorious defenses to the claims.
Automotive
Environmental Matters
Federal-Mogul is a defendant in lawsuits filed, or the recipient of administrative orders issued or demand letters received, in various jurisdictions pursuant to the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 (“CERCLA”) or other similar national, provincial or state environmental remedial laws. These laws provide that responsible parties may be liable to pay for remediating contamination resulting from hazardous substances that were discharged into the environment by them, by prior owners or occupants of property they currently own or operate, or by others to whom they sent such substances for treatment or other disposition at third party locations. Federal-Mogul has been notified by the United States Environmental Protection Agency, other national environmental agencies, and various provincial and state agencies that it may be a potentially responsible party (“PRP”) under such laws for the cost of remediating hazardous substances pursuant to CERCLA and other national and state or provincial environmental laws. PRP designation often results in the funding of site investigations and subsequent remedial activities.
Many of the sites that are likely to be the costliest to remediate are often current or former commercial waste disposal facilities to which numerous companies sent wastes. Despite the potential joint and several liability which might be imposed on Federal-Mogul under CERCLA and some of the other laws pertaining to these sites, its share of the total waste sent to these sites has generally been small. Federal-Mogul believes its exposure for liability at these sites is limited.
Federal-Mogul has also identified certain other present and former properties at which it may be responsible for cleaning up or addressing environmental contamination, in some cases as a result of contractual commitments and/or federal or state environmental laws. Federal-Mogul is actively seeking to resolve these actual and potential statutory, regulatory and contractual obligations. Although difficult to quantify based on the complexity of the issues, Federal-Mogul has accrued amounts corresponding to its best estimate of the costs associated with such regulatory and contractual obligations on the basis of available information from site investigations and best professional judgment of consultants.
Total environmental liabilities, determined on an undiscounted basis, were $15 million and $16 million at June 30, 2012 and December 31, 2011, respectively, and are included in accrued expenses and other liabilities in our consolidated balance sheets.
Federal-Mogul believes that recorded environmental liabilities will be adequate to cover its estimated liability for its exposure in respect to such matters. In the event that such liabilities were to significantly exceed the amounts recorded by Federal-Mogul, our Automotive segment's results of operations could be materially affected. At June 30, 2012, Federal-Mogul estimates reasonably possible material additional losses, above and beyond its best estimate of required remediation costs as recorded, to approximate $41 million.
Asset Retirement Obligations
Federal-Mogul has identified sites with contractual obligations and several sites that are closed or expected to be closed and sold. In connection with these sites, Federal-Mogul has accrued $21 million and $22 million at June 30, 2012 and December 31, 2011, respectively, for ARO, primarily related to anticipated costs of removing hazardous building materials, and has considered impairment issues that may result from capitalization of these ARO amounts.
Federal-Mogul has conditional asset retirement obligations ("CARO"), primarily related to removal costs of hazardous materials in buildings, for which it believes reasonable cost estimates cannot be made at this time because it does not believe it has a reasonable basis to assign probabilities to a range of potential settlement dates for these retirement obligations. Accordingly, Federal-Mogul is currently unable to determine amounts to accrue for CARO at such sites.
Energy
Leases and Unconditional Purchase Obligations
The minimum required payments for CVR's lease agreements and unconditional purchase obligations are as follows:

	Operating Leases	Unconditional Purchase Obligations(1)
	(in millions)
Six months ending December 31, 2012	$5	$64
Year ending December 31, 2013	9	127
Year ending December 31, 2014	7	114
Year ending December 31, 2015	6	103
Year ending December 31, 2016	5	103
Thereafter	8	457
	$40	$968
(1)This amount includes $498 million payable ratably over nine years pursuant to petroleum transportation service agreements between CRRM and TransCanada Keystone Pipeline, LP ("TransCanada"). Under the agreements, CRRM will receive transportation for at least 25,000 barrels per day of crude oil with a delivery point at Cushing, Oklahoma for a term of ten years on TransCanada's Keystone pipeline system. CRRM began receiving crude oil under the agreements in the first quarter of fiscal 2011.
CVR leases various equipment, including rail cars, and real properties under long-term operating leases expiring at various dates. For the period May 5, 2012 through June 30, 2012, lease expense approximated $2 million. The lease agreements have various remaining terms. Some agreements are renewable, at CVR's option, for additional periods. It is expected, in the ordinary course of business, that leases will be renewed or replaced as they expire. Additionally, in the normal course of business, CVR has long-term commitments to purchase oxygen, nitrogen, electricity, storage capacity and pipeline transportation services.
CVR LP entered into a pet coke supply agreement with HollyFrontier Corporation which became effective on March 1, 2012. The initial term ends in 2013 and the agreement is subject to renewal.
Litigation
From time to time, CVR is involved in various lawsuits arising in the normal course of business, including matters such as those described below under, "Environmental, Health and Safety ("EHS") Matters." Liabilities related to such litigation are recognized when the related costs are probable and can be reasonably estimated. These provisions are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel, and other information and events pertaining to a particular case. It is possible that CVR's management estimates of the outcomes will change within the next year due to uncertainties inherent in litigation and settlement negotiations. In the opinion of CVR management, the ultimate resolution of any other litigation matters is not expected to have a material adverse effect on the consolidated financial statements. There can be no assurance that CVR management's beliefs or opinions with respect to liability for potential litigation matters are accurate.
Samson Resources Company, Samson Lone Star, LLC and Samson Contour Energy E&P, LLC (together, "Samson") filed fifteen lawsuits in federal and state courts in Oklahoma and two lawsuits in state courts in New Mexico against CRRM and other defendants between March 2009 and July 2009. In addition, in May 2010, separate groups of plaintiffs (the "Anstine and Arrow cases") filed two lawsuits against CRRM and other defendants in state court in Oklahoma and Kansas. All of the lawsuits filed in state court were removed to federal court. All of the lawsuits (except for the New Mexico suits, which remained in federal court in New Mexico) were then transferred to the Bankruptcy Court for the United States District Court for the District of Delaware, where the Sem Group bankruptcy resides. In March 2011, CRRM was dismissed without prejudice from the New Mexico suits. All of the lawsuits allege that Samson or other respective plaintiffs sold crude oil to a group of companies, which generally are known as SemCrude or SemGroup (collectively, "Sem"), which later declared bankruptcy and that Sem has not paid such plaintiffs for all of the crude oil purchased from Sem. The Samson lawsuits further allege that Sem sold some of the crude oil purchased from Samson to J. Aron & Company ("J. Aron") and that J. Aron sold some of this crude oil to CRRM. All of the lawsuits seek the same remedy, the imposition of a trust, an accounting and the return of crude oil or the proceeds therefrom. The amount of the plaintiffs' alleged claims is unknown since the price and amount of crude oil sold by the plaintiffs and eventually received by CRRM through Sem and J. Aron, if any, is unknown. CRRM timely paid for all crude oil purchased from J. Aron. On January 26, 2011, CRRM and J. Aron entered into an agreement whereby J. Aron agreed to indemnify and defend CRRM from any damage, out-of-pocket expense or loss in connection with any crude oil involved in the lawsuits which CRRM purchased through J. Aron, and J. Aron agreed to reimburse CRRM's prior attorney fees and out-of-pocket expenses in connection with the lawsuits. Samson and CRRM entered a stipulation of dismissal with respect to all of the Samson cases and the Samson cases were dismissed with prejudice on February 8, 2012. The dismissal does not pertain to the Anstine and Arrow cases.
On June 21, 2012, Goldman, Sachs & Co. (“GS”) filed suit against CVR in state court in New York, alleging that CVR failed to pay GS approximately $18.5 million in fees allegedly due to GS by CVR pursuant to an engagement letter dated March 21, 2012, which according to the allegations set forth in the complaint, provided that GS was engaged by CVR to assist CVR and the CVR board of directors in connection with a tender offer for CVR's common stock made by Carl C. Icahn and certain of his affiliates. CVR believes it has meritorious defenses and intends to vigorously defend against the suit. This amount has been fully accrued as of June 30, 2012.
CRNF received a ten-year property tax abatement from Montgomery County, Kansas in connection with the construction of the nitrogen fertilizer plant that expired on December 31, 2007. In connection with the expiration of the abatement, the county reassessed CRNF's nitrogen fertilizer plant and classified the nitrogen fertilizer plant as almost entirely real property instead of almost entirely personal property. The reassessment resulted in an increase in CRNF's annual property tax expense by an average of $11 million per year for each of the years ended December 31, 2008 and 2009, $12 million for the year ended December 31, 2010 and $11 million for the year ended December 31, 2011. CRNF does not agree with the county's classification of its nitrogen fertilizer plant and has been disputing it before the Kansas Court of Tax Appeals, or COTA. However, CRNF has fully accrued and paid the property taxes the county claims are owed for the years ended December 31, 2011, 2010, 2009 and 2008 and has estimated and accrued for property tax for the first six months of fiscal 2012. This property tax expense is included in cost of goods sold in our Energy segment's financial results. In January 2012, COTA issued a ruling indicating that the assessment in 2008 of CRNF's fertilizer plant as almost entirely real property instead of almost entirely personal property was appropriate. CRNF disagrees with the ruling and filed a petition for reconsideration with COTA (which was denied) and has filed an appeal to the Kansas Court of Appeals. CRNF is also appealing the valuation of the CRNF fertilizer plant for tax years 2009 through 2012, which cases remain pending before COTA. If CRNF is successful in having the nitrogen fertilizer plant reclassified as personal property, in whole or in part, then a portion of the accrued and paid property tax expenses would be refunded to CRNF, which could have a material positive effect on our Energy segment's results of operations. If CRNF is not successful in having the nitrogen fertilizer plant reclassified as personal property, in whole or in part, then CRNF expects that it will continue to pay property taxes at elevated rates.
Flood, Crude Oil Discharge and Insurance
Crude oil was discharged from CVR's Coffeyville refinery on July 1, 2007, due to the short amount of time available to shut down and secure the refinery in preparation for the flood that occurred on June 30, 2007. In connection with the discharge, CVR received in May 2008 notices of claims from 16 private claimants under the Oil Pollution Act ("OPA") in an aggregate amount of approximately $4 million (plus punitive damages). In August 2008, those claimants filed suit against CVR in the United States District Court for the District of Kansas in Wichita (the "Angleton Case"). In October 2009 and June 2010, companion cases to the Angleton Case were filed in the United States District Court for the District of Kansas in Wichita, seeking a total of approximately $3 million (plus punitive damages) for three additional plaintiffs as a result of the July 1, 2007 crude oil discharge. CVR has settled all of the claims with the plaintiffs from the Angleton Case and has settled all of the claims except for one of the plaintiffs from the companion cases. CVR believes that the resolution of the remaining claim will not have a material adverse effect on our Energy segment's financial results.
As a result of the crude oil discharge that occurred on July 1, 2007, CVR entered into an administrative order on consent (the "Consent Order") with the U.S. Environmental Protection Agency (the "EPA") on July 10, 2007. As set forth in the Consent Order, the EPA concluded that the discharge of crude oil from CVR's Coffeyville refinery caused an imminent and substantial threat to the public health and welfare. Pursuant to the Consent Order, CVR agreed to perform specified remedial actions to respond to the discharge of crude oil from CVR's refinery. The substantial majority of all required remedial actions were completed by January 31, 2009. CVR prepared and provided its final report to the EPA in January 2011 to satisfy the final requirement of the Consent Order. In April 2011, the EPA provided CVR with a notice of completion indicating that CVR has no continuing obligations under the Consent Order, while reserving its rights to recover oversight costs and penalties.
On October 25, 2010, CVR received a letter from the United States Coast Guard on behalf of the EPA seeking $2 million in oversight cost reimbursement. CVR responded by asserting defenses to the Coast Guard's claim for oversight costs. On September 23, 2011, the United States Department of Justice ("DOJ"), acting on behalf of the EPA and the United States Coast Guard, filed suit against CRRM in the United States District Court for the District of Kansas seeking (i) recovery from CRRM of the EPA's oversight costs under the OPA, (ii) a civil penalty under the Clean Water Act (as amended by the OPA) and (iii) recovery from CRRM related to alleged non-compliance with the Clean Air Act's Risk Management Program ("RMP"). (See "Environmental, Health and Safety ("EHS") Matters" below.) CVR has reached an agreement in principle with the DOJ to resolve the DOJ's claims. CVR anticipates that civil penalties associated with the proceeding will exceed $100,000; however, CVR does not anticipate that civil penalties or any other costs associated with the proceeding will be material. The discovery in the lawsuit is temporarily stayed while the parties attempt to finalize that agreement in a consent decree.
CVR is seeking insurance coverage for this release and for the ultimate costs for remediation and third-party property damage claims. On July 10, 2008, CVR filed a lawsuit in the United States District Court for the District of Kansas against certain of CVR's environmental insurance carriers requesting insurance coverage indemnification for the June/July 2007 flood and crude oil discharge losses. Each insurer reserved its rights under various policy exclusions and limitations and cited potential coverage defenses. Although the Court has now issued summary judgment opinions that eliminate the majority of the insurance defendants' reservations and defenses, CVR cannot be certain of the ultimate amount or timing of such recovery because of the difficulty inherent in projecting the ultimate resolution of CVR's claims. CVR has received $25 million of insurance proceeds under its primary environmental liability insurance policy which constitutes full payment to CVR of the primary pollution liability policy limit.
The lawsuit with the insurance carriers under the environmental policies remains the only unsettled lawsuit with the insurance carriers related to these events.
Environmental, Health and Safety ("EHS") Matters
CRRM, Coffeyville Resources Crude Transportation, LLC ("CRCT"), Coffeyville Resources Terminal, LLC ("CRT"), and Wynnewood Refining Company, LLC ("WRC"), all of which are wholly owned subsidiaries of CVR, and CRNF are subject to various stringent federal, state, and local EHS rules and regulations. Liabilities related to EHS matters are recognized when the related costs are probable and can be reasonably estimated. Estimates of these costs are based upon currently available facts, existing technology, site-specific costs, and currently enacted laws and regulations. In reporting EHS liabilities, no offset is made for potential recoveries.
CRRM, CRNF, CRCT, WRC and CRT own and/or operate manufacturing and ancillary operations at various locations directly related to petroleum refining and distribution and nitrogen fertilizer manufacturing. Therefore, CRRM, CRNF, CRCT, WRC and CRT have exposure to potential EHS liabilities related to past and present EHS conditions at these locations. Under the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), the Resource Conservation and Recovery Act (“RCRA”), and related state laws, certain persons may be liable for the release or threatened release of hazardous substances. These persons include the current owner or operator of property where a release or threatened release occurred, any persons who owned or operated the property when the release occurred, and any persons who disposed of, or arranged for the transportation or disposal of, hazardous substances at a contaminated property. Liability under CERCLA is strict, and under certain circumstances, joint and several, so that any responsible party may be held liable for the entire cost of investigating and remediating the release of hazardous substances. Similarly, the Oil Pollution Act of 1990 ("OPA") generally subjects owners and operators of facilities to strict, joint and several liability for all containment and cleanup costs, natural resource damages, and potential governmental oversight costs arising from oil spills into the waters of the United States.
CRRM and CRT have agreed to perform corrective actions at the Coffeyville, Kansas refinery and the now-closed Phillipsburg, Kansas terminal facility, pursuant to Administrative Orders on Consent issued under RCRA to address historical contamination by the prior owners (RCRA Docket No. VII-94-H-0020 and Docket No. VII-95-H-011, respectively). As of June 30, 2012, environmental accruals of $2 million were reflected in the consolidated balance sheets for probable and estimated costs for remediation of environmental contamination under the RCRA Administrative Orders. CVR's accruals were determined based on an estimate of payment costs through 2031, for which the scope of remediation was arranged with the EPA, and were discounted at the appropriate risk free rates at June 30, 2012. The accruals include estimated closure and post-closure costs of $1 million for the two landfills at June 30, 2012.
CVR's management periodically reviews and, as appropriate, revises its environmental accruals. Based on current information and regulatory requirements, CVR's management believes that the accruals established for environmental expenditures are adequate.
CRRM, CRNF, CRCT, WRC and CRT are subject to extensive and frequently changing federal, state and local, environmental and health and safety laws and regulations governing the emission and release of hazardous substances into the environment, the treatment and discharge of waste water, the storage, handling, use and transportation of petroleum and nitrogen products, and the characteristics and composition of gasoline and diesel fuels. The ultimate impact on CVR's business of complying with evolving laws and regulations is not always clearly known or determinable due in part to the fact that its operations may change over time and certain implementing regulations for laws, such as the federal Clean Air Act, have not yet been finalized, are under governmental or judicial review or are being revised. These laws and regulations could result in increased capital, operating and compliance costs.
In 2007, the EPA promulgated the Mobile Source Air Toxic II ("MSAT II") rule that requires the reduction of benzene in gasoline by 2011. CRRM and WRC are considered to be small refiners under the MSAT II rule and compliance with the rule is extended until 2015 for small refiners. Capital expenditures to comply with the rule are expected to be approximately $45 million for CRRM and $49 million for WRC.
CRRM's refinery is subject to the Renewable Fuel Standard ("RFS") which requires refiners to blend "renewable fuels" in with their transportation fuels or purchase renewable energy credits in lieu of blending. The EPA is required to determine and publish the applicable annual renewable fuel percentage standards for each compliance year by November 30 for the forthcoming year. The percentage standards represent the ratio of renewable fuel volume to gasoline and diesel volume. In 2011, about 8% of all fuel used was required to be "renewable fuel." For 2012, the EPA has proposed to raise the renewable fuel percentage standards to about 9%. Due to mandates in the RFS requiring increasing volumes of renewable fuels to replace petroleum products in the U.S. motor fuel market, there may be a decrease in demand for petroleum products. In addition, CRRM may be impacted by increased capital expenses and production costs to accommodate mandated renewable fuel volumes to the extent that these increased costs cannot be passed on to the consumers. CRRM's small refiner status under the original RFS expired on December 31, 2010. Beginning on January 1, 2011, CRRM was required to blend renewable fuels into its gasoline and diesel fuel or purchase renewable energy credits, known as Renewable Identification Numbers ("RINs") in lieu of blending. To achieve compliance with the renewable fuel standard for the remainder of 2012, CRRM is able to blend a small amount of ethanol into gasoline sold at its refinery loading rack, but otherwise will have to purchase RINs to comply with the rule. CRRM requested "hardship relief" (an extension of the compliance deadline) from the EPA based on the disproportionate economic impact of the rule on CRRM, but the EPA denied CRRM's request on February 17, 2012. CRRM may appeal the denial of its hardship petition.
WRC's refinery is a small refinery under the RFS and has received a two-year extension of time to comply. Therefore, WRC will have to begin complying with the RFS beginning in 2013 unless a further extension is requested and granted.
The EPA is expected to propose "Tier 3" gasoline sulfur standards in 2012. If the EPA were to propose a standard at the level recently being discussed in the pre-proposal phase by the EPA, CRRM will need to make modifications to its equipment in order to meet the anticipated new standard. It is not anticipated that the Wynnewood refinery would require additional capital to meet the anticipated new standard. CVR does not believe that costs associated with the EPA's proposed Tier 3 rule will be material.
In March 2004, CRRM and CRT entered into a Consent Decree (the "2004 Consent Decree") with the EPA and the Kansas Department of Health and Environment (the "KDHE") to resolve air compliance concerns raised by the EPA and KDHE related to Farmland Industries Inc.'s prior ownership and operation of the Coffeyville crude oil refinery and the now-closed Phillipsburg terminal facilities. Under the 2004 Consent Decree, CRRM agreed to install controls to reduce emissions of sulfur dioxide, nitrogen oxides and particulate matter from its FCCU by January 1, 2011. In addition, pursuant to the 2004 Consent Decree, CRRM and CRT assumed cleanup obligations at the Coffeyville refinery and the now-closed Phillipsburg terminal facilities. On June 30, 2009, CRRM submitted a force majeure notice to the EPA and KDHE in which CRRM indicated that it may be unable to meet the 2004 Consent Decree's January 1, 2011 deadline for the installation of controls on the FCCU to reduce emissions of sulfur dioxide and nitrogen oxides because of delays caused by the June/July 2007 flood. In February 2010, CRRM and the EPA agreed to a fifteen month extension of the January 1, 2011, deadline for the installation of FCCU controls which was approved by the Court as a "First Material Modification" to the 2004 Consent Decree. In the First Material Modification, CRRM agreed to offset any incremental emissions resulting from the delay by installing additional controls to existing emission sources over a set timeframe.
In March 2012, CRRM entered into a "Second Consent Decree" with the EPA, which replaces the 2004 Consent Decree (other than the RCRA provisions) and the First Material Modification. The Second Consent Decree gives CRRM more time to install the FCCU controls from the 2004 Consent Decree and expands the scope of the settlement so that it is now considered a "global settlement" under the EPA's "National Petroleum Refining Initiative." Under the National Petroleum Refining Initiative, the EPA identified industry-wide noncompliance with four "marquee" issues under the Clean Air Act: New Source Review, Flaring, Leak Detection and Repair, and Benzene Waste Operations NESHAP. The National Petroleum Refining Initiative has resulted in most U.S. refineries (representing more than 90% of the US refining capacity) entering into consent decrees imposing civil penalties and requiring the installation of pollution control equipment and enhanced operating procedures. The EPA has indicated that it will seek to have all refiners enter into "global settlements" pertaining to all "marquee" issues. The 2004 Consent Decree covered some, but not all, of the "marquee" issues. The Second Consent Decree covers all of the marquee issues. Under the Second Consent Decree, CVR will be required to pay a civil penalty of less than $1 million and complete the installation of FCCU controls required under the 2004 Consent Decree, the remaining costs of which are expected to be approximately $49 million, of which approximately $47 million is expected to be capital expenditures and complete a voluntary environmental project that will reduce air emissions and conserve water at an estimated cost of $1 million. The incremental capital expenditures associated with the Second Consent Decree would not be material and will be limited primarily to the retrofit and replacement of heaters and boilers over a five to seven year time-frame. The Second Consent Decree was entered by the Court on April 19, 2012.
WRC's refinery has not entered into a global settlement with the EPA and the Oklahoma Department of Environmental Quality (the "ODEQ") under the National Petroleum Refining Initiative, although it had discussions with the EPA and the ODEQ about doing so. Instead, WRC entered into a Consent Order with the ODEQ in August 2011 (the "Wynnewood Consent Order"). The Wynnewood Consent Order addresses some, but not all, of the traditional marquee issues under the National Petroleum Refining Initiative and addresses certain historic Clean Air Act compliance issues that are generally beyond the scope of a traditional global settlement. Under the Wynnewood Consent Order, WRC paid a civil penalty of $950,000, and agreed to install certain controls, enhance certain compliance programs, and undertake additional testing and auditing. The costs of complying with the Wynnewood Consent Order, other than costs associated with a planned turnaround, are expected to be approximately $2 million. In consideration for entering into the Wynnewood Consent Order, WRC received a broad release from liability from ODEQ. The EPA may later request that WRC enter into a global settlement which, if WRC agreed to do so, would necessitate the payment of a civil penalty and the installation of additional controls.
On February 24, 2010, CRRM received a letter from the DOJ on behalf of the EPA seeking an approximately $1 million civil penalty related to alleged late and incomplete reporting of air releases in violation of CERCLA and the Emergency Planning and Community Right-to-Know Act ("EPCRA"). CVR has reached an agreement with EPA to resolve these claims. The resolution was included in the Second Consent Decree described above pursuant to which CVR has agreed to pay an immaterial civil penalty.
The EPA has investigated CRRM's operation for compliance with the Clean Air Act's RMP. On September 23, 2011, the DOJ, acting on behalf of the EPA and the United States Coast Guard, filed suit against CRRM in the United States District Court for the District of Kansas (in addition to the matters described above, see "Flood, Crude Oil Discharge and Insurance") seeking recovery from CRRM related to alleged non-compliance with the RMP. CVR anticipates that civil penalties associated with the proceeding will exceed $100,000; however, CVR does not anticipate that civil penalties or any other costs associated with the proceeding will be material. The discovery in the lawsuit is temporarily stayed while the parties attempt to finalize that agreement in a consent decree.
From time to time, the EPA has conducted inspections and issued information requests to CRNF with respect to CVR's compliance with the RMP and the release reporting requirements under CERCLA and the EPCRA. These previous investigations have resulted in the issuance of preliminary findings regarding CRNF's compliance status. In the fourth quarter of 2010, following CRNF's reported release of ammonia from its cooling water system and the rupture of its UAN vessel (which released ammonia and other regulated substances), the EPA conducted its most recent inspection and issued an additional request for information to CRNF. The EPA has not made any formal claims against CVR and CVR has not accrued for any liability associated with the investigations or releases.
WRC has entered into a series of Clean Water Act consent orders with ODEQ. The latest Consent Order (the "CWA Consent Order"), which supersedes other consent orders, became effective in September 2011. The CWA Consent Order addresses alleged noncompliance by WRC with its OPDES permit limits. The CWA Consent Order requires WRC to take corrective action steps, including undertaking studies to determine whether the Wynnewood refinery's wastewater treatment plant capacity is sufficient. The Wynnewood refinery may need to install additional controls or make operational changes to satisfy the requirements of the CWA Consent Order. The cost of additional controls, if any, cannot be predicted at this time. However, based on our experience with wastewater treatment and controls, we do not believe that the costs of the potential corrective actions would be material.
Environmental expenditures are capitalized when such expenditures are expected to result in future economic benefits. For the period May 5, 2012 through June 30, 2012, capital expenditures were $4 million and were incurred to improve the environmental compliance and efficiency of the operations.
CRRM, CRNF, CRCT, WRC and CRT each believes it is in substantial compliance with existing EHS rules and regulations. There can be no assurance that the EHS matters described above or other EHS matters which may develop in the future will not have a material adverse effect on CVR's business, financial condition, or results of operations.
Gaming
Aztar v. Marsh
Aztar filed a broker malpractice and breach of contract action in the Superior Court of New Jersey, Atlantic County, Law Division (the “Court”) on August 12, 2010, against Marsh & McLennan Companies, Marsh, Inc., Marsh USA, Inc. and various fictitious Marsh entities (together, the "Marsh Defendants"). The claim seeks $100 million or more in compensatory damages against the Marsh Defendants, Aztar's risk management and insurance brokers at the time of a 2002 expansion of Tropicana AC by Aztar, including, but not limited to, lost profits, expenses arising from the interruption of operations, attorneys' fees, loss of the use of the insurance proceeds at issue, and litigation expenses resulting from the Marsh Defendants' failure to secure for Aztar business interruption and property damage coverage covering losses sustained by Aztar from the collapse of a parking garage that occurred at Tropicana AC on October 30, 2003.
The Marsh Defendants filed an answer on October 20, 2010 denying the material allegations of the complaint and subsequently filed a Motion to Dismiss for Forum Non Conveniens in December 2010, which motion was denied by the Court on April 12, 2011. On August 18, 2011 the Marsh Defendants filed a Motion for Summary Judgment arguing that the Court should apply the Arizona Statue of Limitations to the action. Aztar filed an objection to the Marsh Defendants' motion on September 23, 2011 arguing, inter alia, that the New Jersey Statute of Limitations applies to the action. The Marsh Defendants filed its Reply on October 3, 2011. The motion was argued in January 2012. In April 2012, the Court granted the Marsh Defendants' motion for Summary Judgment dismissing Aztar's complaint with prejudice. Aztar subsequently filed a Motion for Reconsideration with the Court, which motion is pending the Court's consideration. Any recovery obtained by Aztar in this action will be recoverable by Tropicana as the current owner of Tropicana AC.
Railcar
Environmental Matters
ARI is subject to comprehensive federal, state, local and international environmental laws and regulations relating to the release or discharge of materials into the environment, the management, use, processing, handling, storage, transport or disposal of hazardous materials and wastes, or otherwise relating to the protection of human health and the environment. These laws and regulations not only expose ARI to liability for the environmental condition of its current or formerly owned or operated facilities, and its own negligent acts, but also may expose ARI to liability for the conduct of others or for ARI's actions that were in compliance with all applicable laws at the time these actions were taken. In addition, these laws may require significant expenditures to achieve compliance, and are frequently modified or revised to impose new obligations. Civil and criminal fines and penalties and other sanctions may be imposed for non-compliance with these environmental laws and regulations. ARI's operations that involve hazardous materials also raise potential risks of liability under common law. Management believes that there are no current environmental issues identified that would have a material adverse effect on ARI. Certain real property ARI acquired from ACF Industries LLC ("ACF") in 1994 has been involved in investigation and remediation activities to address contamination. Substantially all of the issues identified relate to the use of this property prior to its transfer to ARI by ACF and for which ACF has retained liability for environmental contamination that may have existed at the time of transfer to ARI. ACF has also agreed to indemnify ARI for any cost that might be incurred with those existing issues. As of June 30, 2012, ARI does not believe it will incur material costs in connection with any investigation or remediation activities relating to these properties, but it cannot assure that this will be the case. If ACF fails to honor its obligations to ARI, ARI could be responsible for the cost of such remediation. ARI believes that its operations and facilities are in substantial compliance with applicable laws and regulations and that any noncompliance is not likely to have a material adverse effect on its operations or financial condition.
Other Matters
One of ARI's joint ventures entered into a credit agreement in December 2007. Effective August 5, 2009, ARI and the other initial partner acquired this loan from the lenders party thereto, with each party acquiring a 50% interest in the loan. The total commitment under the term loan is $60 million with an additional $10 million commitment under the revolving loan. ARI is responsible to fund 50% of the loan commitments. The balance outstanding on these loans, due to ARI, was $37 million of principal and accrued interest as of June 30, 2012. ARI's share of the remaining commitment on these loans was $3 million as of June 30, 2012.
On September 2, 2009, a complaint was filed by George Tedder (the "Plaintiff") against ARI in the U.S. District Court, Eastern District of Arkansas. The Plaintiff alleged that ARI was liable for an injury that resulted during the Plaintiff's break on April 24, 2008. At trial on April 9, 2012, the jury ruled in favor of the Plaintiff, thus ARI recorded a related charge that was included in the consolidated financial results in the first quarter of fiscal 2012. ARI intends to appeal this decision.
Metals
Environmental Matters
Certain of PSC Metals' facilities are environmentally impaired in part as a result of operating practices at the sites prior to their acquisition by PSC Metals and as a result of PSC Metals' operations. PSC Metals has established procedures to periodically evaluate these sites, giving consideration to the nature and extent of the contamination. PSC Metals has provided for the remediation of these sites based upon management's judgment and prior experience. PSC Metals has estimated the liability to remediate these sites to be $28 million and $30 million at June 30, 2012 and December 31, 2011, respectively. Management believes, based on past experience, that the vast majority of these environmental liabilities and costs will be assessed and paid over an extended period of time. PSC Metals believes that it will be able to fund such costs in the ordinary course of business.
Estimates of PSC Metals' liability for remediation of a particular site and the method and ultimate cost of remediation require a number of assumptions that are inherently difficult to make, and the ultimate outcome may be materially different from current estimates. Moreover, because PSC Metals has disposed of waste materials at numerous third-party disposal facilities, it is possible that PSC Metals will be identified as a PRP at additional sites. The impact of such future events cannot be estimated at the current time.
PSC Metals has been designated as a PRP under U.S. federal and state superfund laws with respect to certain sites with which PSC Metals may have had a direct or indirect involvement. It is alleged that PSC Metals and its subsidiaries or their predecessors transported waste to the sites, disposed of waste at the sites or operated the sites in question.  PSC Metals has negotiated a settlement with the EPA that will resolve PSC Metals and its predecessors' liability associated with the Port Refinery superfund site in the Village of Rye Brook, NY. PSC Metals will make a one-time payment of $225,000 to resolve the matter. PSC Metals expects to make the payment in August 2012 and has adequately accrued for this settlement. With respect to all other matters in which PSC Metals has been designated as a PRP under U.S. federal and state superfund laws, PSC Metals has reviewed the nature and extent of the allegations, the number, connection and financial ability of other named and unnamed PRPs and the nature and estimated cost of the likely remedy. Based on reviewing the nature and extent of the allegations, PSC Metals has estimated its liability to remediate these sites to be immaterial at each of June 30, 2012 and December 31, 2011. If it is determined that PSC Metals has liability to remediate those sites and that more expensive remediation approaches are required in the future, PSC Metals could incur additional obligations, which could be material.
In November and December of  2011,  PSC Metals received three notices of violation from the Missouri Department of Natural Resources, or MDNR, for hazardous waste and water violations related to its Festus, Missouri location. PSC Metals has responded to the notices of violation and is cooperating with MDNR. PSC Metals is in the beginning stages of negotiating a settlement with MDNR that will resolve the three notices of violation referenced above.  PSC Metals cannot estimate the cost of any settlement with MDNR at this time.   The MDNR has recently undertaken sampling for lead at residences near PSC Metals' Festus yard.  MDNR has indicated to PSC Metals that this sampling was initiated in response to citizen complaints regarding its Festus yard. MDNR has received the results of this sampling.    PSC Metals recently was provided with some of the MDNR sampling results and is undertaking a technical review with its environmental experts.  PSC Metals has been informed by MDNR that of the approximately 50 residences that were sampled and tested, 11 tested above residential standards for lead contamination. Neither MDNR nor PSC Metals has undertaken a lead isotope or similar analysis that would tie the lead contamination that was discovered to a specific location or source.  MDNR and PSC Metals have agreed to meet in the next several months to discuss the results of the test data.  At this time PSC Metals cannot assess the liability, if any, that it may have for remediation of its Festus yard or in the residential areas near that yard.  To the extent that MDNR does seek to hold PSC Metals liable for off-site contamination, PSC Metals believes that such liability was retained by the prior owner of the Festus yard and it would have a claim for indemnification against the prior owner.
In 2011, PSC Metals entered into a consent decree with the EPA  regarding PSC Metals' scrap processing facility located in Cleveland, Ohio. The EPA alleged that PSC Metals violated the requirements of Section 608 of the Clean Air Act, 42 USC Section 761, which requires scrap processors to either recover refrigerants from appliances in accordance with the procedures described in the applicable federal regulations or verify through certifications that refrigerants have previously been evacuated. The consent decree includes injunctive relief that, among other things, will require PSC Metals to offer refrigerant extraction services at 11 of its scrap processing facilities for the next four years.  PSC Metals estimates that the cost associated with the required injunctive relief will range from $0.8 million to $1.7 million, exclusive of a civil penalty of $199,000 assessed in connection with the consent decree which PSC Metals paid in fiscal 2011.
Home Fashion
Environmental Matters
WPH is subject to various federal, state and local environmental laws and regulations governing, among other things, the discharge, storage, handling and disposal of a variety of hazardous and nonhazardous substances and wastes used in or resulting from its operations and potential remediation obligations. WPH's operations are also governed by U.S. federal, state, local and foreign laws, rules and regulations relating to employee safety and health which, among other things, establish exposure limitation for cotton dust, formaldehyde, asbestos and noise, and which regulate chemical, physical and ergonomic hazards in the workplace. WPH estimated its environmental accruals to be $1 million at both June 30, 2012 and December 31, 2011.
Other Matters
Mr. Icahn, through certain affiliates, owns 100% of Icahn Enterprises GP and approximately 93.0% of our outstanding depositary units as of June 30, 2012 and 92.6% as of December 31, 2011. Applicable pension and tax laws make each member of a “controlled group” of entities, generally defined as entities in which there is at least an 80% common ownership interest, jointly and severally liable for certain pension plan obligations of any member of the controlled group. These pension obligations include ongoing contributions to fund the plan, as well as liability for any unfunded liabilities that may exist at the time the plan is terminated. In addition, the failure to pay these pension obligations when due may result in the creation of liens in favor of the pension plan or the Pension Benefit Guaranty Corporation ("PBGC") against the assets of each member of the controlled group.
As a result of the more than 80% ownership interest in us by Mr. Icahn’s affiliates, we and our subsidiaries are subject to the pension liabilities of all entities in which Mr. Icahn has a direct or indirect ownership interest of at least 80%. One such entity, ACF, is the sponsor of several pension plans. All the minimum funding requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended by the Pension Protection Act of 2006, for these plans have been met as of June 30, 2012 and December 31, 2011. If the plans were voluntarily terminated, they would be underfunded by approximately $134 million and $112 million as of June 30, 2012 and December 31, 2011, respectively. These results are based on the most recent information provided by the plans’ actuaries. These liabilities could increase or decrease, depending on a number of factors, including future changes in benefits, investment returns, and the assumptions used to calculate the liability. As members of the controlled group, we would be liable for any failure of ACF to make ongoing pension contributions or to pay the unfunded liabilities upon a termination of the ACF pension plans. In addition, other entities now or in the future within the controlled group in which we are included may have pension plan obligations that are, or may become, underfunded and we would be liable for any failure of such entities to make ongoing pension contributions or to pay the unfunded liabilities upon termination of such plans.
The current underfunded status of the ACF pension plans requires ACF to notify the PBGC of certain “reportable events,” such as if we cease to be a member of the ACF controlled group, or if we make certain extraordinary dividends or stock redemptions. The obligation to report could cause us to seek to delay or reconsider the occurrence of such reportable events.
Starfire Holding Corporation ("Starfire") which is 100% owned by Mr. Icahn, has undertaken to indemnify us and our subsidiaries from losses resulting from any imposition of certain pension funding or termination liabilities that may be imposed on us and our subsidiaries or our assets as a result of being a member of the Icahn controlled group. The Starfire indemnity (which does not extend to pension liabilities of our subsidiaries that would be imposed on us as a result of our interest in these subsidiaries and not as a result of Mr. Icahn and his affiliates holding more than an 80% ownership interest in us) provides, among other things, that so long as such contingent liabilities exist and could be imposed on us, Starfire will not make any distributions to its stockholders that would reduce its net worth to below $250 million. Nonetheless, Starfire may not be able to fund its indemnification obligations to us.

Commitments and Contingencies.
Investment
Exit Facility
In connection with Tropicana's completion of the Restructuring Transactions (see Note 3, “Operating Units-Gaming”), Tropicana entered into the Exit Facility, as amended, which consists of a (i) $130 million Term Loan Facility issued at a discount of 7%, which was funded on March 8, 2010, the Effective Date and (ii) $20 million Revolving Facility. Each of the Investment Funds was a lender under the Exit Facility and, in the aggregate, held over 50% of the loans under the Term Loan Facility and was obligated to provide 100% of any amounts borrowed by Tropicana under the Revolving Facility. As described in Note 3, “Operating Units-Gaming,” on June 30, 2011, the Investment Funds made a distribution-in-kind of their investment in the Exit Facility to us and as a result we are now the lenders under the Exit Facility. As of December 31, 2011 and 2010, Tropicana has not borrowed any amounts under the Revolving Facility.
Litigation
On October 28, 2010, Lions Gate filed a lawsuit in the United States District Court for the Southern District of New York against Carl Icahn, Brett Icahn, Icahn Enterprises L.P., Icahn Enterprises Holdings L.P., Icahn Enterprises G.P, certain of our Investment entities (collectively, the “Icahn Group”) and others alleging violations of the Exchange Act and state tort law in connection with certain disclosures made during tender offers by the Icahn Group to acquire Lions Gate stock relating to the Icahn Group's acquisition of the debt of Metro-Goldwyn-Meyer, Inc., and alleging that the Icahn Group violated the tender offer Best Price Rule (promulgated under the rules and regulations of the SEC) by providing additional consideration to Mark Cuban in exchange for the tender of his Lions Gate shares that was not provided to other tendering shareholders. The complaint sought injunctive relief compelling the Icahn Group to make corrective disclosures and to offer the same consideration it offered to Mark Cuban to Lions Gate's other shareholders, and money damages. Lions Gate amended its complaint on December 3, 2010 to add certain supplemental factual allegations. The Icahn Group moved to dismiss the amended complaint on December 17, 2010. On March 23, 2011, the court granted the Icahn Group's motion in part and denied it in part, dismissing all of Lions Gate's claims except its Best Price Rule claim. On September 15, 2011, all pending litigation with Lions Gate was dismissed with prejudice.
Dynegy Inc.
On November 4, 2011, Resources Capital Management Corp., Roseton OL, LLC, and Danskammer OL, LLC, filed an action in Supreme Court of New York, New York County, against Dynegy Inc. (“Dynegy”), various affiliates of Dynegy, certain members of the Board of Directors of Dynegy, and various other defendants, including Icahn Capital LP (“Icahn Capital”). The plaintiffs are seeking an unspecified amount of damages for alleged breaches of fiduciary obligation, as well as declaratory and other equitable relief regarding certain notes and related contracts. Icahn Capital is named as a defendant and is being sued for allegedly aiding and abetting Dynegy and its directors in the alleged breaches of fiduciary obligation, tortious interference, and unjust enrichment.
None of the defendants, including Icahn Capital, has filed any response to the Complaint, as the action is subject to the automatic stay pursuant to the bankruptcy of Dynegy Holdings, LLC, one of the defendants. The Court issued a formal stay order on February 29, 2012. In addition, the plaintiffs have informed the Court that the proposed Plan of Reorganization in the pending bankruptcy, if confirmed, will result in dismissal of all of the claims of the Complaint, including the claims against Icahn Capital. If the proposed plan of reorganization is not confirmed or does not result in dismissal of the claims, because of the early stage of the litigation, it is not possible to evaluate the outcome. However, Icahn Capital believes it has meritorious defenses to the claims asserted against it.
Automotive
Environmental Matters
Federal-Mogul is a defendant in lawsuits filed, or the recipient of administrative orders issued or demand letters received, in various jurisdictions pursuant to the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980 (“CERCLA”) or other similar national, provincial or state environmental remedial laws. These laws provide that responsible parties may be liable to pay for remediating contamination resulting from hazardous substances that were discharged into the environment by them, by prior owners or occupants of property they currently own or operate, or by others to whom they sent such substances for treatment or other disposition at third party locations. Federal-Mogul has been notified by the United States Environmental Protection Agency, other national environmental agencies, and various provincial and state agencies that it may be a potentially responsible party (“PRP”) under such laws for the cost of remediating hazardous substances pursuant to CERCLA and other national and state or provincial environmental laws. PRP designation often results in the funding of site investigations and subsequent remedial activities.
Many of the sites that are likely to be the costliest to remediate are often current or former commercial waste disposal facilities to which numerous companies sent wastes. Despite the potential joint and several liability which might be imposed on Federal-Mogul under CERCLA and some of the other laws pertaining to these sites, its share of the total waste sent to these sites has generally been small. Federal-Mogul believes its exposure for liability at these sites is limited.
Federal-Mogul has also identified certain other present and former properties at which it may be responsible for cleaning up or addressing environmental contamination, in some cases as a result of contractual commitments and/or federal or state environmental laws. Federal-Mogul is actively seeking to resolve these actual and potential statutory, regulatory and contractual obligations. Although difficult to quantify based on the complexity of the issues, Federal-Mogul has accrued amounts corresponding to its best estimate of the costs associated with such regulatory and contractual obligations on the basis of available information from site investigations and best professional judgment of consultants.
Total environmental liabilities, determined on an undiscounted basis, were $16 million and $19 million at December 31, 2011 and 2010, respectively, and are included in accrued expenses and other liabilities in our consolidated balance sheets.
Federal-Mogul believes that recorded environmental liabilities will be adequate to cover its estimated liability for its exposure in respect to such matters. In the event that such liabilities were to significantly exceed the amounts recorded by Federal-Mogul, our Automotive segment's results of operations could be materially affected. At December 31, 2011, Federal-Mogul estimates reasonably possible material additional losses, above and beyond its best estimate of required remediation costs as recorded, to approximate $41 million.
Asset Retirement Obligations
Federal-Mogul has identified sites with contractual obligations and several sites that are closed or expected to be closed and sold. In connection with these sites, Federal-Mogul has accrued $22 million and $25 million for December 31, 2011 and 2010, respectively, for ARO, primarily related to anticipated costs of removing hazardous building materials, and has considered impairment issues that may result from capitalization of these ARO amounts.
Federal-Mogul has conditional asset retirement obligations (“CARO”), primarily related to removal costs of hazardous materials in buildings, for which it believes reasonable cost estimates cannot be made at this time because it does not believe it has a reasonable basis to assign probabilities to a range of potential settlement dates for these retirement obligations. Accordingly, Federal-Mogul is currently unable to determine amounts to accrue for CARO at such sites.
Gaming
Trademark Litigation
Certain parties affiliated with the new owners of the Tropicana Las Vegas (“Tropicana LV”) filed a declaratory judgment action in the District Court, Clark County, Nevada (“Nevada State Court”), on July 20, 2009, against Aztar Corporation (“Aztar”) and Tropicana Entertainment, LLC (“TE”) originally seeking a declaratory judgment that Tropicana LV had the right to operate a hotel and casino under the name “Tropicana” without any interference by or payment to Aztar or TE (together, the “Defendants”). The plaintiffs' complaint sought no damages or injunctive relief. On August 10, 2009, Defendants removed the action to the District of Nevada and filed an answer and counterclaim asserting the plaintiffs' use of “Tropicana” infringes upon Defendants' rights in three federally registered trademarks. The plaintiffs filed a motion to remand the action to Nevada State Court, which was granted on January 21, 2010.
During the course of proceedings, the plaintiffs and Defendants each filed a motion for summary judgment claiming ownership of the “Tropicana” trademark. Both motions were denied, although the Nevada State Court preliminarily found that the plaintiffs might have an unexercised reversionary ownership interest in the “Tropicana” trademark as a result of an agreement that is 30 years old. Nonetheless, because any exercise of this purported reversionary interest by Tropicana LV could potentially deprive the Company, as successor to TE, of its asserted ownership of the Tropicana trademark, the Defendants filed a motion in the Chapter 11 Cases for an order rejecting the 1980 trade name agreement. In addition, the Company, together with its subsidiary, New Tropicana Holdings, Inc. (“New Tropicana”), and certain affiliates of Icahn Capital, as secured lenders to the Company, filed a complaint in the Chapter 11 Cases against the plaintiffs (the “Bankruptcy Court action”), seeking a declaration that, consistent with prior, uncontested orders of the Bankruptcy Court, New Tropicana is the owner of the “Tropicana” trademark, the Exit Facility lenders have a perfected security interest in that property, and the Nevada State Court action, to the extent it sought to assert ownership over the trademark or question the validity of the security interest, violated the automatic stay. The complaint also demanded an injunction against any further efforts by the plaintiffs to re-litigate the ownership issue, and sought other remedies on behalf of the Exit Facility lenders.
On August 9, 2011 all parties to the Nevada State Court action and the Bankruptcy Court action entered into a global Settlement Agreement (the “Settlement Agreement”) concluding both actions and governing the respective rights of the parties to the “Tropicana” trademark. Pursuant to the Settlement Agreement, which became effective on September 28, 2011, the plaintiffs, subject to certain advertising exceptions and other terms and conditions set forth in the Settlement Agreement, have perpetual exclusive rights to use the names, trademarks and/or service marks (the “Marks”) TROPICANA LAS VEGAS (or TROP LAS VEGAS) and TROPICANA LV (or TROP LV) (the “TLV Marks,” as defined in the Settlement Agreement) in conjunction with its services (“Services,” as defined in the Settlement Agreement) in the City of Las Vegas, Nevada and within a 50-mile radius of the front entrance of the Tropicana Las Vegas Hotel and Casino located at 3801 Las Vegas Boulevard South, Las Vegas, Nevada (the “TLV Territory”) along with certain rights to use the TLV Marks on the internet without geographical limitation (“Internet Uses,” as defined in the Settlement Agreement) and to register the TLV Marks as domain names. Defendants, subject to certain advertising exceptions and other terms and conditions set forth in the Settlement Agreement, have perpetual exclusive worldwide rights to use the present and future formulated Marks TROPICANA and TROP coupled with either an identifier of its Services or an accurate geographic identifier of the location of a Tropicana Entertainment property (other than LAS VEGAS or the name of any city within the TLV Territory) (the “TE Marks”) outside of the TLV Territory along with Internet Uses rights and domain name registration rights for the TE Marks.
Aztar v. Marsh
Aztar filed a broker malpractice and breach of contract action in the Superior Court of New Jersey, Atlantic County, Law Division (the “Court”) on August 12, 2010, against Marsh & McLennan Companies, Marsh, Inc., Marsh USA, Inc. and various fictitious Marsh entities (together, the “Marsh Defendants”). The claim seeks $100 million or more in compensatory damages against the Marsh Defendants, Aztar's risk management and insurance brokers at the time of a 2002 expansion of Tropicana AC by Aztar, including, but not limited to, lost profits, expenses arising from the interruption of operations, attorneys' fees, loss of the use of the insurance proceeds at issue, and litigation expenses resulting from the Marsh Defendants' failure to secure for Aztar business interruption and property damage coverage covering losses sustained by Aztar from the collapse of a parking garage that occurred at Tropicana AC on October 30, 2003.
The Marsh Defendants filed an answer on October 20, 2010 denying the material allegations of the complaint and subsequently filed a Motion to Dismiss for Forum Non Conveniens in December 2010, which motion was denied by the Court on April 12, 2011. On August 18, 2011 the Marsh Defendants filed a Motion for Summary Judgment arguing that the Court should apply the Arizona Statue of Limitations to the action. Aztar filed an objection to the Marsh Defendants' motion on September 23, 2011 arguing, inter alia, that the New Jersey Statute of Limitations applies to the action. The Marsh Defendants filed its Reply on October 3, 2011 and the motion is currently pending before the Court. Discovery is also proceeding, and trial is not expected to take place until 2012, at the earliest. Any recovery obtained by Aztar in this action will be recoverable by the Company as the current owner of Tropicana AC.
Railcar
Environmental Matters
ARI is subject to comprehensive federal, state, local and international environmental laws and regulations relating to the release or discharge of materials into the environment, the management, use, processing, handling, storage, transport or disposal of hazardous materials and wastes, or otherwise relating to the protection of human health and the environment. These laws and regulations not only expose ARI to liability for the environmental condition of its current or formerly owned or operated facilities, and its own negligent acts, but also may expose ARI to liability for the conduct of others or for ARI's actions that were in compliance with all applicable laws at the time these actions were taken. In addition, these laws may require significant expenditures to achieve compliance, and are frequently modified or revised to impose new obligations. Civil and criminal fines and penalties and other sanctions may be imposed for non-compliance with these environmental laws and regulations. ARI's operations that involve hazardous materials also raise potential risks of liability under common law. Management believes that there are no current environmental issues identified that would have a material adverse effect on ARI. Certain real property ARI acquired from ACF in 1994 has been involved in investigation and remediation activities to address contamination. Substantially all of the issues identified relate to the use of this property prior to its transfer to ARI by ACF and for which ACF has retained liability for environmental contamination that may have existed at the time of transfer to ARI. ACF has also agreed to indemnify ARI for any cost that might be incurred with those existing issues. As of December 31, 2011, ARI does not believe it will incur material costs in connection with any investigation or remediation activities relating to these properties, but it cannot assure that this will be the case. If ACF fails to honor its obligations to ARI, ARI could be responsible for the cost of such remediation. ARI believes that its operations and facilities are in substantial compliance with applicable laws and regulations and that any noncompliance is not likely to have a material adverse effect on its operations or financial condition.
Other Matters
On December 16, 2010, a complaint was filed by Steve Garvin, Deloris Garvin, and Garvin Enterprise, Inc. against ARI's subsidiaries Southwest Steel I, LLC, Southwest Steel II, LLC and Southwest Steel III, LLC, d/b/a Southwest Steel Casting Co., in the District Court of Harris County, Texas, 295th Judicial District. On July 25, 2011, the complaint was amended to include ARI as a party to the litigation. The plaintiffs alleged that ARI improperly used their former employees to source components from Chinese suppliers in contravention of contractual relationships among the parties and in a manner that compromised the plaintiffs' relationships with the Chinese suppliers. The case was settled and a related charge was included in our financial results as of December 31, 2011.
One of ARI's joint ventures entered into a credit agreement in December 2007. Effective August 5, 2009, ARI and the other initial joint venture partner acquired this loan from the lenders party thereto, with each party acquiring a 50% interest in the loan. The total commitment under the term loan is $60 million with an additional $10 million commitment under the revolving loan. ARI is responsible to fund 50% of the loan commitments. The balance outstanding on these loans, due to ARI, was $37 million of principal and accrued interest as of December 31, 2011. ARI's share of the remaining commitment on these loans was $4 million as of December 31, 2011.
Metals
Environmental Matters
PSC Metals has been designated as a PRP under U.S. federal and state superfund laws with respect to certain sites with which PSC Metals may have had a direct or indirect involvement. It is alleged that PSC Metals and its subsidiaries or their predecessors transported waste to the sites, disposed of waste at the sites or operated the sites in question. PSC Metals is in the process of negotiating a settlement with the Environmental Protection Agency (“EPA”) that will resolve PSC Metals and its predecessors' liability associated with the Port Refinery superfund site in the Village of Rye Brook, NY. PSC Metals believes that it has adequately accrued for this settlement. With respect to all other matters in which PSC Metals has been designated as the PRP under U.S. federal and state superfund laws, PSC Metals has reviewed the nature and extent of the allegations, the number, connection and financial ability of other named and unnamed PRPs and the nature and estimated cost of the likely remedy. Based on reviewing the nature and extent of the allegations, PSC Metals has estimated its liability to remediate these sites to be immaterial at each of December 31, 2011 and 2010. If it is determined that PSC Metals has liability to remediate those sites and that more expensive remediation approaches are required in the future, PSC Metals could incur additional obligations, which could be material.
Certain of PSC Metals' facilities are environmentally impaired in part as a result of operating practices at the sites prior to their acquisition by PSC Metals and as a result of PSC Metals' operations. PSC Metals has established procedures to periodically evaluate these sites, giving consideration to the nature and extent of the contamination. PSC Metals has provided for the remediation of these sites based upon management's judgment and prior experience. PSC Metals has estimated the liability to remediate these sites to be $30 million and $28 million as of December 31, 2011 and 2010, respectively. Management believes, based on past experience, that the vast majority of these environmental liabilities and costs will be assessed and paid over an extended period of time. PSC Metals believes that it will be able to fund such costs in the ordinary course of business.
PSC Metals recently received two notices of violation from the Missouri Department of Natural Resources (“MDNR”) for hazardous waste and water violations related to its Festus, Missouri location. PSC Metals has responded to the notices of violation and is cooperating with MDNR's ongoing investigation of the site. PSC Metals believes that it has an adequate environmental liability accrual associated with the site, which is reflected in the remediation estimate discussed above.
Estimates of PSC Metals' liability for remediation of a particular site and the method and ultimate cost of remediation require a number of assumptions that are inherently difficult to make, and the ultimate outcome may be materially different from current estimates. Moreover, because PSC Metals has disposed of waste materials at numerous third-party disposal facilities, it is possible that PSC Metals will be identified as a PRP at additional sites. The impact of such future events cannot be estimated at the current time.
The EPA, has alleged that PSC Metals' scrap processing facility located in Cleveland, Ohio has violated the requirements of Section 608 of the Clean Air Act, 42 USC Section 761, which requires scrap processors to either recover refrigerants from appliances in accordance with the procedures described in the applicable federal regulations or verify through certifications that refrigerants have previously been evacuated. PSC Metals has entered into a consent decree with the EPA that resolves all claims against it. The consent decree includes injunctive relief that will require it to offer refrigerant extraction services at 11 of its scrap processing facilities for the next four years. PSC Metals estimates that the cost associated with the required injunctive relief will range from $0.8 million to $1.7 million, exclusive of a civil penalty of $199,000 assessed in connection with the consent decree which PSC Metals paid in fiscal 2011.
Home Fashion
Litigation
We were defendants in two lawsuits, one in the federal courts in New York and one in the Delaware state courts, challenging, among other matters, the status of our ownership interests in the common and preferred stock of WPI (which was, at that time, a Delaware corporation). We (through Aretex LLC) had acquired ownership of a majority of the WPI common stock through a July 2005 Sale Order entered by the United States Bankruptcy Court for the Southern District of New York. Under that Sale Order, WPI acquired substantially all of the assets of WestPoint Stevens, Inc. The losing bidders at the Bankruptcy Court auction that led to the Sale Order challenged the Sale Order. In November 2005, the United States District Court for the Southern District of New York modified portions of the Sale Order in a manner that could have reduced our ownership of WPI stock below 50%. In its March 26, 2010 decision, the United States Court of Appeals for the Second Circuit held that we are entitled to own a majority of WPI's common stock, and thus have control of WPI. The Second Circuit ordered the Bankruptcy Court's Sale Order reinstated, to ensure that our percentage ownership of the common stock will be at least 50.5%. The Second Circuit ordered the District Court to remand the matter back to the Bankruptcy Court for further proceedings consistent with its ruling. On remand, the Bankruptcy Court entered an Order on December 6, 2010 implementing the Second Circuit's decision. On September 23, 2011, the Bankruptcy Court entered a stipulation dismissing the bankruptcy case, including an adversary proceeding against Aretex LLC and others, and allowing certain funds to be distributed to the first lien lenders.
There was also a proceeding in Delaware Chancery Court, brought by the same “losing bidders” who are parties to the case decided by the Second Circuit. After the ruling by the Second Circuit, the plaintiffs filed a modified third amended complaint in the Delaware case. In that complaint, the plaintiffs pled claims for breach of fiduciary duty (and aiding and abetting such alleged breach) against us, and against Icahn Enterprises Holdings, Carl C. Icahn and others, based on WPI's not having proceeded with a registration statement. The plaintiffs also asserted a contractual claim against WPI relating to the registration statement alleging that, because WPI did not proceed with the registration statement, the plaintiffs were unable to sell their securities in WPI, and sought to recover the diminution in the value of those securities. The plaintiffs also asserted a claim for unjust enrichment against all defendants, including us, WPI, Icahn Enterprises Holdings, Carl C. Icahn and others, based on claims that defendants were beneficiaries of a stay order allegedly improperly entered by the Bankruptcy Court. On November 3, 2010, the Chancery Court dismissed the modified third amended complaint in its entirety. The plaintiffs appealed to the Delaware Supreme Court. On August 3, 2011, the Delaware Supreme Court affirmed the judgment of the Chancery Court dismissing the modified third amended complaint, and thus dismissing the case, in its entirety.
Environmental Matters
WPI is subject to various federal, state and local environmental laws and regulations governing, among other things, the discharge, storage, handling and disposal of a variety of hazardous and nonhazardous substances and wastes used in or resulting from its operations and potential remediation obligations. WPI's operations are also governed by U.S. federal, state, local and foreign laws, rules and regulations relating to employee safety and health which, among other things, establish exposure limitation for cotton dust, formaldehyde, asbestos and noise, and which regulate chemical, physical and ergonomic hazards in the workplace. WPI estimated its environmental accruals to be $1 million at both December 31, 2011 and 2010.
Other Matters
Mr. Icahn, through certain affiliates, owns 100% of Icahn Enterprises GP and approximately 92.6% of Icahn Enterprises' outstanding depositary units as of each of December 31, 2011 and 2010. Applicable pension and tax laws make each member of a “controlled group” of entities, generally defined as entities in which there is at least an 80% common ownership interest, jointly and severally liable for certain pension plan obligations of any member of the controlled group. These pension obligations include ongoing contributions to fund the plan, as well as liability for any unfunded liabilities that may exist at the time the plan is terminated. In addition, the failure to pay these pension obligations when due may result in the creation of liens in favor of the pension plan or the Pension Benefit Guaranty Corporation (“PBGC”) against the assets of each member of the controlled group.
As a result of the more than 80% ownership interest in us by Mr. Icahn's affiliates, we and our subsidiaries are subject to the pension liabilities of all entities in which Mr. Icahn has a direct or indirect ownership interest of at least 80%. One such entity, ACF, is the sponsor of several pension plans. All the minimum funding requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended by the Pension Protection Act of 2006, for these plans have been met as of December 31, 2011 and 2010. If the plans were voluntarily terminated, they would be underfunded by approximately $112 million and $103 million as of December 31, 2011 and 2010, respectively. These results are based on the most recent information provided by the plans' actuaries. These liabilities could increase or decrease, depending on a number of factors, including future changes in benefits, investment returns, and the assumptions used to calculate the liability. As members of the controlled group, we would be liable for any failure of ACF to make ongoing pension contributions or to pay the unfunded liabilities upon a termination of the ACF pension plans. In addition, other entities now or in the future within the controlled group in which we are included may have pension plan obligations that are, or may become, underfunded and we would be liable for any failure of such entities to make ongoing pension contributions or to pay the unfunded liabilities upon termination of such plans.
The current underfunded status of the ACF pension plans requires ACF to notify the PBGC of certain “reportable events,” such as if we cease to be a member of the ACF controlled group, or if we make certain extraordinary dividends or stock redemptions. The obligation to report could cause us to seek to delay or reconsider the occurrence of such reportable events.
Starfire Holding Corporation (“Starfire”) which is 100% owned by Mr. Icahn, has undertaken to indemnify us and our subsidiaries from losses resulting from any imposition of certain pension funding or termination liabilities that may be imposed on us and our subsidiaries or our assets as a result of being a member of the Icahn controlled group. The Starfire indemnity (which does not extend to pension liabilities of our subsidiaries that would be imposed on us as a result of our interest in these subsidiaries and not as a result of Mr. Icahn and his affiliates holding more than an 80% ownership interest in us) provides, among other things, that so long as such contingent liabilities exist and could be imposed on us, Starfire will not make any distributions to its stockholders that would reduce its net worth to below $250 million. Nonetheless, Starfire may not be able to fund its indemnification obligations to us.
Leases
Future minimum lease payments under operating leases with initial terms of one or more years consist of the following at December 31, 2011:

Year	Amount
(in millions)
2012	$56
2013	50
2014	40
2015	30
2016	26
Thereafter	103
$305

Total capital leases obligations are $2 million as of December 31, 2011.

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events.
Debt Offering
On July 12, 2012, the Issuers issued an additional $300 million principal amount of the Additional 2018 Notes, by and among the Issuers, Icahn Enterprises Holdings, as guarantor, and Jefferies & Company, Inc., as initial purchaser. These notes constitute the same series of securities as the Initial Notes for purposes of the indenture governing the notes and vote together on all matters with such series. These notes have substantially identical terms as the Initial Notes. In connection with the issuance of the Additional 2018 Notes, the Issuers and the Guarantor entered into Registration Rights Agreement, dated July 12, 2012, with the initial purchaser pursuant to which we and the guarantor agreed (1) to file an exchange offer registration statement with the SEC on or prior to 120 calendar days after the closing of this offering, (2) to use commercially reasonable efforts to have the exchange offer registration statement declared effective by the SEC on or prior to 210 calendar days after the closing of this offering and (3) unless the exchange offer would not be permitted by applicable law or SEC policy, use commercially reasonable efforts to consummate the exchange offer and issue exchange notes on or prior to 30 business days following the date on which the exchange offer registration statement was declared effective. If we fail to satisfy these obligations, we will be required to pay additional interest to holders of the Additional 2018 Notes under certain circumstances. The gross proceeds from the sale of these notes were $314 million and will be used for general corporate purposes. Refer to Note 11, "Debt," for additional information regarding our 8% Senior Unsecured Notes Due 2018.
Investment
Additional investment
On July 1, 2012, we made an additional investment of $300 million in the Investment Funds.
Sargon co-manager agreements
As previously disclosed, on April 1, 2010, Icahn Enterprises and Icahn Capital, a wholly owned indirect subsidiary of Icahn Enterprises, entered into a co-manager agreement with Brett Icahn, the son of Carl C. Icahn. At that time Icahn Capital also entered into a co-manager agreement on the same terms with David Schechter (such co-manager agreements, collectively the ''Icahn Enterprises Co-Manager Agreements''). Under the Co-Manager Agreements, each of Brett Icahn and David Schechter serves as a co-portfolio manager of the Sargon Portfolio, a designated portfolio of assets within the various private investment funds comprising Icahn Enterprises' Investment segment, including the Onshore Fund, Master Fund I, Master Fund II and Master Fund III, subject to the supervision and control of Icahn Capital and Carl Icahn. Icahn Capital owns the general partners of the Investment Funds.
Subject to the terms of the Co-Manager Agreements, on March 31, 2013, each of Brett Icahn and David Schechter will be entitled to a one-time lump sum payment equal to 5.1% of the profit (as defined in the Co-Manager Agreements) generated by the Sargon Portfolio over a hurdle rate of return, minus certain costs (the ''Final Payment''). Other than the Final Payment, neither Brett Icahn nor David Schechter is entitled to receive from us any other compensation (including any salary or bonus) in respect of services provided pursuant to the Co-Manager Agreements. For fiscal 2011, the amount due to each of Brett Icahn and David Schechter under the Co-Manager Agreements increased by $5.2 million and the balance due to each of Brett Icahn and David Schechter would have been $10.2 million if such individual had been 100% vested as of December 31, 2011.
The Sargon Portfolio, which began with $300 million of capital on April 1, 2010, has grown to $587 million as of the close of business on June 29, 2012 and has generated gross profits of $287 million and a gross cumulative return since inception of 95.63%.
On July 24 2012, (i) Icahn Enterprises and Icahn Capital entered into amendments to each of the Co-Manager Agreements with each of Brett Icahn and David Schechter (the “Amended Icahn Enterprises Co-Manager Agreements”), and (ii) High River Limited Partnership (''High River''), an affiliate of Carl C. Icahn, entered into new co-manger agreements with each of Brett Icahn and David Schechter (such co-manager agreements, collectively the ''High River Co-Manager Agreements,'' and together with the Amended Icahn Enterprises Co-Manager Agreements, the “New Co-Manager Agreements”). The New Co-Manager Agreements are effective as of August 1, 2012. Pursuant to the New Co-Manager Agreements, subject to the supervision and control of Icahn Capital and Carl Icahn, the Investment Funds and High River, would make available up to an aggregate of $3 billion (to be provided approximately 80% by the Investment Funds and 20% by High River) for management within the Sargon Portfolio over a four-year term and each of Brett Icahn and David Schechter would be entitled, subject to the terms of the New Co-Manager Agreements, to a one-time lump sum payment at the end of such four-year period, equal to 7.5% of the profit generated by the portfolio over a hurdle rate of return, minus certain costs (payable by each of the Investment Funds and High River based upon their respective profits).
Other
During July 2012, as a result of union negotiations, retiree medical benefits were amended at one of Federal-Mogul's U.S. manufacturing locations. Given that this event will eliminate the accrual of defined benefits for a significant number of active participants, Federal-Mogul expects to recognize a pre-tax other post-employment benefits (“OPEB”) curtailment gain of approximately $50 million during the third quarter of 2012.

Subsequent Events.
Debt Offerings
On January 17, 2012 and February 6, 2012, the Issuers issued an additional aggregate $700 million principal amount of the 2018 Notes, pursuant to their respective purchase agreements, by and among the Issuers, Icahn Enterprises Holdings, as guarantor, and Jefferies & Company, Inc., as initial purchaser. These notes constitute the same series of securities as the Initial Notes for purposes of the indenture governing the notes and vote together on all matters with such series. These notes have substantially identical terms as the Initial Notes. The gross proceeds from the sale of these notes were $716 million and will be used for general corporate purposes. Proceeds from the issuance of these notes were transferred to Icahn Enterprises Holdings under identical terms and conditions as those of the Issuers. Refer to Note 10, “Debt,” for additional information regarding our 8% Senior Unsecured Notes Due 2018.
Tender Offer
On February 23, 2012, IEP Energy LLC, a wholly owned subsidiary of Icahn Enterprises Holdings, commenced an offer to purchase all of the issued and outstanding shares of common stock of CVR Energy, Inc. (“CVR”) at a price of $30 per share, without interest and less any required withholding taxes, if any, plus one non-transferable contingent cash payment right for each share, which represents the contractual right to receive an additional cash payment per share if a definitive agreement for the sale of CVR is executed within nine months following the expiration date of the offer and such transaction closes. In addition, on February 16, 2012, affiliates of Mr. Icahn announced their intent to nominate a slate for all 9 directorships on CVR's board of directors at the upcoming 2012 annual meeting of CVR's stockholders.
ARI/ARL Management Agreement
On February 29, 2012, ARI entered into a Railcar Management Agreement (the Railcar Management Agreement) with ARL, pursuant to which ARI engaged ARL to market ARI's railcars for sale or lease, subject to the terms and conditions of the Railcar Management Agreement. The Railcar Management Agreement was effective as of January 1, 2011, will continue through December 31, 2015 and may be renewed upon written agreement by both parties.
The Railcar Management Agreement also provides that ARL will manage the ARI's leased railcars including arranging for services, such as repairs or maintenance, as deemed necessary. Subject to the terms and conditions of the agreement, ARL will receive, in respect of leased railcars, a fee consisting of a lease origination fee and a management fee based on the lease revenues, and, in respect of railcars sold by ARL, sales commissions. The Railcar Management Agreement was unanimously approved by ARI's and Icahn Enterprises' independent directors of audit committees on the basis that the terms of the Railcar Management Agreement were not materially less favorable than those that would have been obtained in a comparable transaction with an unaffiliated third party.
Thailand Manufacturing Facility Flood
In October 2011, a flood occurred at one of Federal-Mogul's manufacturing facility in Ayutthaya, Thailand. This facility was partially submerged in the flood waters for a period of approximately six weeks, resulting in extensive damage to the facility and the loss of substantially all of its related equipment and inventory. Operations at the facility are currently suspended.
In addition to other coverage, Federal-Mogul believes its insurance policies provide for replacement of damaged property, sales value of destroyed inventory, reimbursement for losses due to interruption of business operations and reimbursement of expenditures incurred to restore operations. In February 2012, Federal-Mogul received a $25 million cash advance from its insurance carrier.

Schedule I - Condensed Financial Information of Parent	12 Months Ended
Dec. 31, 2011
Schedule I - Condensed Financial Information of Parent [Abstract]
Condensed Financial Information of Parent Company Only Disclosure [Text Block]
SCHEDULE I
ICAHN ENTERPRISES HOLDINGS L.P.
(Parent Company)
CONDENSED BALANCE SHEETS

	December 31,
	2011	2010
	(In Millions)
ASSETS
Cash and cash equivalents	$24	$204
Other assets	158	142
Investments in subsidiaries, net	6,805	6,072
Total Assets	$6,987	$6,418
LIABILITIES AND EQUITY
Accrued expenses and other liabilities	99	100
Debt	3,112	3,115
	3,211	3,215
Commitments and contingencies (Note 3)
Equity:
Limited partner	4,087	3,521
General partner	(311)	(318)
Total equity	3,776	3,203
Total Liabilities and Equity	$6,987	$6,418

SCHEDULE I
ICAHN ENTERPRISES HOLDINGS L.P.
(Parent Company)
CONDENSED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2011	2010	2009
	(In Millions)
Net gain from investment activities	$7	$2	$3
Interest and dividend income	3	4	32
Loss on extinguishment of debt	—	(39)	—
Equity in earnings of subsidiaries	976	445	371
Other income, net	14	11	8
	1,000	423	414
Interest expense	227	195	131
Selling, general and administrative	22	26	24
	249	221	155
Income from continuing operations	751	202	259
Income from discontinued operations	—	—	1
Net income	$751	$202	$260
Net income allocable to:
Limited partner	$748	$200	$239
General partner	3	2	21
	$751	$202	$260

SCHEDULE I
ICAHN ENTERPRISES HOLDINGS L.P.
(Parent Company)
CONDENSED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2011	2010	2009
	(In Millions)
Cash flows from operating activities:
Net income	$751	$202	$260
Adjustments to reconcile net income to net cash used in operating activities:
Equity in income of subsidiary	(976)	(445)	(371)
Investment gains	(7)	(2)	(3)
Depreciation and amortization	2	5	5
Loss on extinguishment of debt	—	39	—
Other, net	—	26	9
Change in operating assets and liabilities	(10)	29	11
Net cash used in operating activities	(240)	(146)	(89)
Cash flows from investing activities:
Net investment in subsidiaries	109	(855)	(207)
Capital expenditures	—	—	(1)
Purchase of marketable equity and debt securities	—	—	—
Proceeds from marketable equity and debt securities	—	65	172
Other, net	2	2	1
Net cash provided by (used in) investing activities	111	(788)	(35)
Cash flows from financing activities:
Partnership distributions	(48)	(85)	(77)
Partner contribution	—	3	—
Proceeds from borrowings	—	2,487	—
Repayments of borrowings	(3)	(1,349)	(8)
Net cash provided by (used in) financing activities	(51)	1,056	(85)
Net change in cash and cash equivalents	(180)	122	(209)
Cash and cash equivalents, beginning of period	204	82	291
Cash and cash equivalents, end of period	$24	$204	$82

ICAHN ENTERPRISES HOLDINGS L.P. (Parent Company)
NOTES TO CONDENSED FINANCIAL STATEMENTS

1.  Description of Business and Basis of Presentation
Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”) is a limited partnership formed in Delaware on February 17, 1987. Our sole limited partner is Icahn Enterprises L.P. (“Icahn Enterprises”), a master limited partnership which owns a 99% interest in us. Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP''), our sole 1% general partner, is a Delaware corporation which is owned and controlled by Carl C. Icahn. As of December 31, 2011, Icahn Enterprises Holdings is engaged in the following continuing operating businesses: Investment, Automotive, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion.
The condensed financial statements of Icahn Enterprises Holdings should be read in conjunction with the consolidated financial statements and notes thereto included elsewhere in this registration statement on Form S-4.
2.  Debt
See Note 10, “Debt,” to the consolidated financial statements located elsewhere in this registration statement on Form S-4. Parent company debt is reported gross in the condensed financial statements whereas it appears in our consolidated financial statements for fiscal 2011 net of $44 million as of December 31, 2011 and 2010, of principal amount purchased in fiscal 2008 that is held by an Icahn Enterprises Holdings subsidiary.
Debt consists of the following (in millions):

	December 31,
	2011	2010
	(in millions)
Senior unsecured variable rate convertible notes due 2013	$556	$556
Senior unsecured 8% notes due 2018	1,444	1,444
Senior unsecured 7.75% notes due 2016	1,046	1,045
Mortgages payable	66	70
Total debt	$3,112	$3,115

3.  Commitments and Contingencies
See Note 17, “Commitments and Contingencies,” to the consolidated financial statements located elsewhere in this registration statement on Form S-4.

Summary of Significant Accounting Policies (Policies)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Schedule of Significant Accounting Policies [Line Items]
Derivatives, Policy [Policy Text Block]
Derivatives
From time to time, our subsidiaries enter into derivative contracts, including purchased and written option contracts, swap contracts, futures contracts and forward contracts entered into by our Investment and Automotive segments. U.S. GAAP requires recognition of all derivatives as either assets or liabilities in the balance sheet at their fair value. The accounting for changes in fair value depends on the intended use of the derivative and its resulting designation. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. Gains and losses related to a hedge are either recognized in income immediately to offset the gain or loss on the hedged item or are deferred and reported as a component of “Accumulated other comprehensive loss” and subsequently recognized in earnings when the hedged item affects earnings. The change in fair value of the ineffective portion of a financial instrument, determined using the hypothetical derivative method, is recognized in earnings immediately. The gain or loss related to financial instruments that are not designated as hedges are recognized immediately in earnings. Cash flows related to hedging activities are included in the operating section of the consolidated statements of cash flows.

Consolidation, Variable Interest Entity, Policy [Policy Text Block]
Our consolidated financial statements include the accounts of (i) Icahn Enterprises Holdings and (ii) the wholly and majority owned subsidiaries of Icahn Enterprises Holdings, in addition to those entities in which we have a controlling interest as a general partner interest or in which we may be the primary beneficiary of a variable interest entity (“VIE”). In evaluating whether we have a controlling financial interest in entities in which we would consolidate, we consider the following: (1) for voting interest entities, we consolidate these entities in which we own a majority of the voting interests; (2) for VIEs of which we may be considered the primary beneficiary of such entities (see Note 5, “Investments and Related Matters-Investment,” for further discussion regarding the accounting and reporting of our VIEs); and (3) for limited partnership entities that are not considered VIEs, we consolidate these entities if we are the general partner of such entities and for which no substantive kick-out rights (the rights underlying the limited partners' ability to dissolve the limited partnership or otherwise remove the general partners are collectively referred to as “kick-out” rights) or participating rights exist. All material intercompany accounts and transactions have been eliminated in consolidation.

Our consolidated financial statements include the accounts of (i) Icahn Enterprises Holdings and (ii) the wholly and majority owned subsidiaries of Icahn Enterprises Holdings, in addition to those entities in which we have a controlling interest as a general partner interest or in which we are the primary beneficiary of a variable interest entity (“VIE”). In evaluating whether we have a controlling financial interest in entities in which we would consolidate, we consider the following: (1) for voting interest entities, we consolidate these entities in which we own a majority of the voting interests; (2) for VIEs of which we are considered the primary beneficiary of such entities (see section below entitled, “Adoption of New Accounting Standards,” and Note 5, “Investments and Related Matters - Investment,” for further discussion regarding the accounting and reporting of our VIEs); and (3) for limited partnership entities that are not considered VIEs, we consolidate these entities if we are the general partner of such entities and for which no substantive kick-out rights (the rights underlying the limited partners' ability to dissolve the limited partnership or otherwise remove the general partners are collectively referred to as “kick-out” rights) or participating rights exist. All material intercompany accounts and transactions have been eliminated in consolidation.

Reclassification, Policy [Policy Text Block]		Reclassifications Certain reclassifications from the prior year presentation have been made to conform to the current year presentation.
Use of Estimates, Policy [Policy Text Block]
Use of Estimates in Preparation of Financial Statements
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. The more significant estimates include: (1) the valuation allowances of accounts receivable and inventory; (2) the valuation of goodwill, indefinite-lived intangible assets and long-lived assets; (3) deferred tax assets; (4) environmental liabilities; (5) fair value of derivatives; and (6) post-employment benefit liabilities. Actual results may differ from the estimates and assumptions used in preparing the consolidated financial statements.

Cash and Cash Equivalents, Policy [Policy Text Block]		Cash and Cash Equivalents We consider short-term investments, which are highly liquid with original maturities of three months or less at date of purchase, to be cash equivalents.
Fair Value of Financial Instruments, Policy [Policy Text Block]
The carrying values of cash and cash equivalents, cash held at consolidated affiliated partnerships and restricted cash, accounts receivable, due from brokers, accounts payable, accrued expenses and other liabilities and due to brokers are deemed to be reasonable estimates of their fair values because of their short-term nature.
See Note 5, “Investments and Related Matters,” and Note 6, “Fair Value Measurements,” for a detailed discussion of our investments.
The fair value of our long-term debt is based on the quoted market prices for the same or similar issues or on the current rates offered to us for debt of the same remaining maturities. The carrying value and estimated fair value of our long-term debt as of June 30, 2012 was approximately $8.2 billion and $8.4 billion, respectively. The carrying value and estimated fair value of our long-term debt as of December 31, 2011 was each approximately $6.5 billion.

Fair Value of Financial Instruments
The carrying values of cash and cash equivalents, cash held at consolidated affiliated partnerships and restricted cash, accounts receivable, due from brokers, accounts payable, accrued expenses and other liabilities and due to brokers are deemed to be reasonable estimates of their fair values because of their short-term nature.
See Note 5, “Investments and Related Matters,” and Note 6, “Fair Value Measurements,” for a detailed discussion of our investments.
The fair value of our long-term debt is based on the quoted market prices for the same or similar issues or on the current rates offered to us for debt of the same remaining maturities. The carrying value and estimated fair value of our long-term debt as of December 31, 2011 was each approximately $6.5 billion. The carrying value and estimated fair value of our long-term debt as of December 31, 2010 was approximately $6.5 billion and $6.1 billion, respectively.
Fair Value Option for Financial Assets and Financial Liabilities
The fair value option gives entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value pursuant to the provisions of the FASB ASC. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. Subsequent changes in fair value must be recorded in earnings. In estimating the fair value for financial instruments for which the fair value option has been elected, we use the valuation methodologies in accordance to where the financial instruments are classified within the fair value hierarchy as discussed in Note 6, “Fair Value Measurements.” Except for our Automotive, Railcar and Home Fashion segments, we apply the fair value option to our investments that would otherwise be accounted under the equity method.
Investments and non-financial assets and/or liabilities measured and reported at fair value are classified and disclosed in one of the following categories:
Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments included in Level 1 include listed equities and listed derivatives. We do not adjust the quoted price for these investments, even in situations where we hold a large position.
Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments that are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities and certain over-the-counter derivatives. The inputs and assumptions of our Level 2 investments are derived from market observable sources including: reported trades, broker/dealer quotes and other pertinent data.
Level 3 - Pricing inputs are unobservable for the investment and non-financial asset and/or liability and include situations where there is little, if any, market activity for the investment or non-financial asset and/or liability. The inputs into the determination of fair value require significant management judgment or estimation. Fair value is determined using comparable market transactions and other valuation methodologies, adjusted as appropriate for liquidity, credit, market and/or other risk factors.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment. Significant transfers, if any, between the levels within the fair value hierarchy are recognized at the beginning of the reporting period.

Trade and Other Accounts Receivable, Policy [Policy Text Block]
Accounts Receivable, Net
An allowance for doubtful accounts is determined through analysis of the aging of accounts receivable at the date of the consolidated financial statements, assessments of collectability based on an evaluation of historic and anticipated trends, the financial condition of our customers, and an evaluation of the impact of economic conditions. Our allowance for doubtful accounts is an estimate based on specifically identified accounts as well as general reserves based on historical experience.

Property, Plant and Equipment, Policy [Policy Text Block]
Property, Plant and Equipment, Net
Land and construction-in-progress costs are stated at the lower of cost or net realizable value. Interest is capitalized on expenditures for long-term projects until a salable condition is reached. The interest capitalization rate is based on the interest rate on specific borrowings to fund the projects.
Buildings, furniture and equipment are stated at cost less accumulated depreciation unless declines in the values of the fixed assets are considered other than temporary, at which time the property is written down to net realizable value. Depreciation is principally computed using the straight-line method over the estimated useful lives of the particular property or equipment, as follows: buildings and improvements, four to 40 years; furniture, fixtures and equipment, one to 30 years. Leasehold improvements are amortized over the life of the lease or the life of the improvement, whichever is shorter.
Maintenance and repairs are charged to expense as incurred. The cost of additions and improvements is capitalized and depreciated over the remaining useful lives of the assets. The cost and accumulated depreciation of assets sold or retired are removed from our consolidated balance sheet, and any gain or loss is recognized in the year of disposal.
Real estate properties held for use or investment purposes, other than those accounted for under the financing method, are carried at cost less accumulated depreciation. Where declines in the values of the properties are determined to be other than temporary, the cost basis of the property is written down to net realizable value. A property is classified as held for sale at the time management determines that certain criteria have been met. Properties held for sale are carried at the lower of cost or net realizable value. Such properties are no longer depreciated and their results of operations are included in discontinued operations. If management determines that a property classified as held for sale no longer meets certain criteria, the property is reclassified as held for use.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill and Intangible Assets, Net
Goodwill and indefinite lived intangible assets primarily include trademarks and trade names acquired in acquisitions. For a complete discussion of the impairment of goodwill and indefinite intangible-lived assets related to our various segments, see Note 3, “Operating Units,” and Note 8, “Goodwill and Intangible Assets, Net.”
Accounting for the Impairment of Goodwill
We evaluate the carrying value of goodwill annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. Goodwill impairment testing involves a two-step process. Step 1 compares the fair value of our reporting units to their carrying values. If the fair value of the reporting unit exceeds its carrying value, no further analysis is necessary. The reporting unit fair value is based upon consideration of various valuation methodologies, including guideline transaction multiples, multiples of current earnings, and projected future cash flows discounted at rates commensurate with the risk involved. If the carrying amount of the reporting unit exceeds its fair value, Step 2 must be completed to quantify the amount of impairment. Step 2 calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit, from the fair value of the reporting unit as determined in Step 1. The implied fair value of goodwill determined in this step is compared to the carrying value of goodwill. If the implied fair value of goodwill is less than the carrying value of goodwill, an impairment loss, equal to the difference, is recognized.
Accounting for the Impairment of Intangible Assets
We evaluate the recoverability of identifiable indefinite lived intangible assets annually or more frequently if impairment indicators exist. The impairment analysis compares the estimated fair value of these assets to the related carrying value, and impairment charge is recorded for any excess of carrying value over estimated fair value. The estimated fair value is based on consideration of various valuation methodologies, including guideline transaction multiples, multiples of earnings, and projected future cash flows discounted at rates commensurate with risk involved.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Accounting for the Impairment of Long-Lived Assets
We evaluate the realizability of our long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Inherent in the reviews of the carrying amounts of the above assets are various estimates, including the expected usage of the asset. Assets must be tested at the lowest level for which identifiable cash flows exist. Future cash flow estimates are, by their nature, subjective and actual results may differ materially from our estimates. If our ongoing estimates of future cash flows are not met, we may have to record impairment charges in future accounting periods to write the asset down to fair value. Our estimates of cash flows are based on the current regulatory, social and economic climates, recent operating information and budgets of the operating properties.

Asset Retirement Obligations, Policy [Policy Text Block]
Accounting for Conditional Asset Retirement Obligations
We record conditional asset retirement obligations (“CARO”) in accordance with applicable U.S. GAAP. As defined in applicable U.S. GAAP, CARO refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event. An entity is required to recognize a liability for the estimated fair value of a CARO when incurred if the fair value can be reasonably estimated. Our Automotive segment's primary asset retirement activities relate to the removal of hazardous building materials at its facilities. Our Automotive segment records the CARO liability when the amount can be reasonably estimated, typically upon the expectation that a facility may be closed or sold.

Pension and Other Postretirement Plans, Policy [Policy Text Block]
Pension and Other Post-Employment Benefit Obligations
Pension and other post-employment benefit costs are dependent upon assumptions used in calculating such costs. These assumptions include discount rates, health care cost trends, expected returns on plan assets and other factors. In accordance with U.S. GAAP, actual results that differ from the assumptions used are accumulated and amortized over future periods and, accordingly, generally affect recognized expense and the recorded obligation in future periods.

Common control acquisitions and dispositions [Policy Text Block]
Accounting for the Acquisition and Disposition of Entities under Common Control
Acquisitions of entities under common control are reflected in a manner similar to pooling of interests. The general partner's capital account is charged or credited for the difference between the consideration we pay for the entity and the related entity's basis prior to our acquisition. Net gains or losses of an acquired entity prior to its acquisition date are allocated to the general partner's capital account. In allocating gains and losses upon the sale of a previously acquired common control entity, we allocate a gain or loss for financial reporting purposes by first restoring the general partner's capital account for the cumulative charges or credits relating to prior periods recorded at the time of our acquisition and then allocating the remaining gain or loss among the general and limited partners in accordance with their respective partnership percentages under the Amended and Restated Agreement of Limited Partnership dated as of May 12, 1987, as amended from time to time (together with the partnership agreement of Icahn Enterprises, the “Partnership Agreement”) (i.e., 99% to the limited partners and 1% to the general partner).

General partnership policy [Policy Text Block]
General Partnership Interest of Icahn Enterprises Holdings
The general partner's capital account generally consists of its cumulative share of our net income less cash distributions plus capital contributions. Additionally, in acquisitions of common control companies accounted for at historical cost similar to a pooling of interests, the general partner's capital account would be charged (or credited) in a manner similar to a distribution (or contribution) for the excess (or deficit) of the fair value of consideration paid over historical basis in the business acquired.
Capital Accounts, as defined under the Partnership Agreement, are maintained for our general partner and our limited partners. The capital account provisions of our Partnership Agreement incorporate principles established for U.S. federal income tax purposes and are not comparable to the equity accounts reflected under U.S. GAAP in our consolidated financial statements.
Generally, net earnings for U.S. federal income tax purposes are allocated 1% and 99% between the general partner and the limited partners, respectively, in the same proportion as aggregate cash distributions made to the general partner and the limited partners during the period. This is generally consistent with the manner of allocating net income under our Partnership Agreement; however, it is not comparable to the allocation of net income reflected in our consolidated financial statements.
Pursuant to the Partnership Agreement, in the event of our dissolution, after satisfying our liabilities, our remaining assets would be divided among our limited partners and the general partner in accordance with their respective percentage interests under the Partnership Agreement (i.e., 99% to the limited partners and 1% to the general partner). If a deficit balance still remains in the general partner's capital account after all allocations are made between the partners, the general partner would not be required to make whole any such deficit.

Income Tax, Policy [Policy Text Block]
Income Taxes
Except as described below, no provision has been made for federal, state, local or foreign income taxes on the results of operations generated by partnership activities, as such taxes are the responsibility of the partners. Provision has been made for federal, state, local or foreign income taxes on the results of operations generated by our corporate subsidiaries and these are reflected within continuing and discontinued operations. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
Deferred tax assets are limited to amounts considered to be realizable in future periods. A valuation allowance is recorded against deferred tax assets if management does not believe that we have met the “more likely than not” standard to allow recognition of such an asset.
U.S. GAAP provides that the tax effects from an uncertain tax position can be recognized in the financial statements only if the position is “more-likely-than-not” to be sustained if the position were to be challenged by a taxing authority. The assessment of the tax position is based solely on the technical merits of the position, without regard to the likelihood that the tax position may be challenged. If an uncertain tax position meets the “more-likely-than-not” threshold, the largest amount of tax benefit that is greater than 50 percent likely to be recognized upon ultimate settlement with the taxing authority is recorded. See Note 14, “Income Taxes,” for additional information.

Environmental Costs, Policy	Environmental expenditures are capitalized when such expenditures are expected to result in future economic benefits.
Environmental Liabilities
We recognize environmental liabilities when a loss is probable and reasonably estimable. Such accruals are estimated based on currently available information, existing technology and enacted laws and regulations. Such estimates are based primarily upon the estimated cost of investigation and remediation required and the likelihood that other potentially responsible parties will be able to fulfill their commitments at the sites where we may be jointly and severally liable with such parties. We regularly evaluate and revise estimates for environmental obligations based on expenditures against established reserves and the availability of additional information.

Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, Policy [Policy Text Block]
Cash Held at Consolidated Affiliated Partnerships and Restricted Cash
Cash held at consolidated affiliated partnerships primarily consists of cash and cash equivalents held by the Onshore Fund and Offshore Master Funds (as defined herein) that, although not legally restricted, is not available to fund the general liquidity needs of the Investment segment or Icahn Enterprises. Restricted cash primarily relates to cash pledged and held for margin requirements on derivative transactions as well as cash related to securities sold short, not yet purchased. A portion of the cash at brokers is related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased. Securities sold, not yet purchased are collateralized by certain of the Investment Funds' investments in securities.

New Accounting Pronouncements, Policy [Policy Text Block]
Recently Issued Accounting Standards
In May 2011, the FASB issued Accounting Standard Update (“ASU”) No. 2011-04, which amends ASC Topic 820, Fair Value Measurements and Disclosures . This ASU clarifies among other things, the intent about the application of existing fair value requirements, including those related to highest and best use concepts, and also expands the disclosure requirements for fair value measurements categorized within Level 3 of the fair value hierarchy. This ASU clarifies that a reporting entity should disclose quantitative information about significant unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. Additionally, this ASU expands the disclosures for fair value measurements categorized within Level 3 where a reporting entity will be required to include a description of the valuation processes used and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any. Additional disclosure will also be required for any transfers between Level 1 and Level 2 of the fair value hierarchy of fair value measurements on a gross basis as well as additional disclosure of the level in the fair value hierarchy of assets and liabilities that are not recorded at fair value. For many of the requirements, the FASB does not intend for this ASU to result in a change in the application of the requirements in ASC Topic 820. The guidance in this ASU is to be applied prospectively and is effective during interim and annual periods beginning after December 15, 2011. Early adoption is not permitted. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.
In June 2011, the FASB issued ASU No. 2011-05, which amends ASC Topic 220, Comprehensive Income . The guidance in this ASU is intended to increase the prominence of items reported in other comprehensive income in the financial statements by presenting the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The guidance in this ASU does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. Upon adoption, this update is to be applied retrospectively and is effective during interim and annual periods beginning after December 15, 2011. Early adoption is permitted. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.
In September 2011, the FASB issued ASU No. 2011-08, which amends ASC Topic 350, Intangibles -  Goodwill and Other . The guidance in this ASU permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in ASC Topic 350. Under the amendments in this ASU, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity's financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.
In December 2011, the FASB issued ASU No. 2011-11, which requires new disclosure requirements mandating that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. This ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.
In December 2011, the FASB issued ASU No. 2011-12, which defers certain provisions contained in ASU No. 2011-05 requiring the requirement to present components of reclassifications of other comprehensive income on the face of the income statement or in the notes to the financial statements. However, this deferral does not impact the other requirements contained in the new standard on comprehensive income as described above. This ASU is effective during interim and annual periods beginning after December 15, 2011. The adoption of this ASU will not have a material impact on our financial condition, results of operations or cash flows.

Energy Segment [Member]
Schedule of Significant Accounting Policies [Line Items]
Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition - Energy
For our Energy segment, revenues for products sold are recorded upon delivery of the products to customers, which is the point at which title is transferred, the customer has the assumed risk of loss, and when payment has been received or collection is reasonably assumed. Deferred revenue represents customer prepayments under contracts to guarantee a price and supply of nitrogen fertilizer in quantities expected to be delivered in the next 12 months in the normal course of business. Excise and other taxes collected from customers and remitted to governmental authorities are not included in reported revenues.
Non-monetary product exchanges and certain buy/sell crude oil transactions which are entered into in the normal course of business are included on a net cost basis in cost of goods sold in the consolidated statement of operations.
CVR also engages in trading activities, whereby it enters into agreements to purchase and sell refined products with third parties. CVR acts as a principal in these transactions, taking title to the products in purchases from counterparties, and accepting the risks and rewards of ownership. CVR records revenue for the gross amount of the sales transactions, and records cost of goods sold in our consolidated financial statements.

Inventory, Policy [Policy Text Block]
Inventories - Energy
Our Energy segment inventories consist primarily of domestic and foreign crude oil, blending stock and components, work in progress, fertilizer products, and refined fuels and by-products. Inventories are valued at the lower of the first-in, first-out ("FIFO") cost, or market for fertilizer products, refined fuels and by-products for all periods presented. Refinery unfinished and finished products inventory values were determined using the ability-to-bear process, whereby raw materials and production costs are allocated to work-in-process and finished goods based on their relative fair values. Other inventories, including other raw materials, spare parts and supplies, are valued at the lower of moving-average cost, which approximates FIFO, or market. The cost of inventories includes inbound freight costs

Property, Plant and Equipment, Planned Major Maintenance Activities, Policy [Policy Text Block]
Planned Major Maintenance Costs - Energy
The direct-expense method of accounting is used for planned major maintenance activities for our Energy segment. Maintenance costs are recognized as expense when maintenance services are performed. During the year ended December 31, 2011, the Coffeyville refinery completed the first phase of a two-phase major scheduled turnaround; during the first quarter of fiscal 2012, the Coffeyville refinery completed the second phase of the two-phase major scheduled turnaround. During the year ended December 31, 2010, the nitrogen fertilizer plant completed a major scheduled turnaround. Planned major maintenance costs are included in cost of goods sold in our consolidated financial statements when incurred. Planned major maintenance costs of $2 million were incurred for the period May 5, 2012 through June 30, 2012. Planned major maintenance activities for the nitrogen plant generally occur every two years. The required frequency of the maintenance varies by unit, for the refineries, but generally is every four to five years. The nitrogen fertilizer plants' and the Wynnewood refinery's next major maintenance activities are both scheduled for the fourth quarter of fiscal 2012.

Shipping and Handling Cost, Policy [Policy Text Block]
Shipping Costs - Energy
For our Energy segment, pass-through finished goods delivery costs reimbursed by customers are reported in net sales, while an offsetting expense is included in cost of goods sold.

Investment Segment [Member]
Schedule of Significant Accounting Policies [Line Items]
Investment, Policy [Policy Text Block]
Investment Transactions and Related Investment Income (Loss).   Investment transactions of the Investment Funds are recorded on a trade date basis. Realized gains or losses on sales of investments are based on the first-in, first-out or the specific identification method. Realized and unrealized gains or losses on investments are recorded in the consolidated statements of operations. Interest income and expenses are recorded on an accrual basis and dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized using the effective yield method.
Valuation of Investments.   Securities of the Investment Funds that are listed on a securities exchange are valued at their last sales price on the primary securities exchange on which such securities are traded on such date. Securities that are not listed on any exchange but are traded over-the-counter are valued at the mean between the last “bid” and “ask” price for such security on such date. Securities and other instruments for which market quotes are not readily available are valued at fair value as determined in good faith by the applicable General Partner.

Revenue Recognition, Policy [Policy Text Block]
Investment
Revenue Recognition:   Effective April 1, 2011, the results of our Investment segment are primarily driven by the performance of the Investment Funds and our interests therein; the General Partners will no longer receive special profits interest allocations or incentive allocations. Prior to March 31, 2011, income from our Investment segment was principally derived from three sources: (1) special profits interest allocations; (2) incentive allocations; and (3) gains and losses from our interests in the Investment Funds.
Prior to March 31, 2011, incentive allocations generally ranged from 15% to 25% of the net profits (both realized and unrealized) generated by the Investment Funds and were generally subject to a “high watermark” (whereby the General Partners did not earn incentive allocations during a particular year even though the fund had a positive return in such year until losses in prior periods were recovered). In general, these allocations had been calculated and distributed to the General Partners annually other than incentive allocations earned as a result of investor redemption events during interim periods. For the period January 1, 2008 through March 31, 2011, the Investment Fund Limited Partnership Agreements provided that the applicable General Partner was eligible to receive a special profits interest allocation at the end of each calendar year from each applicable fee-paying capital account maintained at the Investment Fund. Special profits interest allocations ranged from 1.5% to 2.5% per annum and were allocated to the General Partners to the extent the Investment Funds had sufficient profits to cover such amounts.
Prior to April 1, 2011, the General Partners waived the special profits interest allocations and incentive allocations for our interest in the Investment Funds and Mr. Icahn's direct and indirect holdings and, in certain cases, for other investors. All of the special profits interest allocations and incentive allocations, if any, from certain consolidated entities are eliminated in consolidation; however, our share of the net income from the Investment Funds includes the amount of these eliminated allocations.
Sales Incentives:   Customer incentives are provided to major WPI customers. These incentives begin to accrue when a commitment has been made to the customer and are recorded as a reduction to sales.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Foreign Currency Transactions.   The books and records of the Investment Funds are maintained in U.S. dollars. Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the rate of exchange in effect at the balance sheet date. Transactions during the period denominated in currencies other than U.S. dollars are translated at the rate of exchange applicable on the date of the transaction. Foreign currency translation gains and losses are recorded in the consolidated statements of operations. The Investment Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities. Such fluctuations are reflected in “Net gain (loss) from investment activities” in the consolidated statement of operations.

Fair Value of Financial Instruments, Policy [Policy Text Block]
Fair Values of Financial Instruments.   The fair values of the Investment Funds' assets and liabilities that qualify as financial instruments under applicable U.S. GAAP approximate the carrying amounts presented in the consolidated balance sheets.

Real Estate Segment [Member]
Schedule of Significant Accounting Policies [Line Items]
Revenue Recognition, Incentives [Policy Text Block]
Revenue Recognition:   Revenue from real estate sales and related costs are recognized at the time of closing primarily by specific identification. Substantially all of the property comprising our net lease portfolio is leased to others under long-term net leases and we account for these leases in accordance with applicable U.S. GAAP. We account for our leases as follows: (i) under the financing method, (x) minimum lease payments to be received plus the estimated value of the property at the end of the lease are considered the gross investment in the lease and (y) unearned income, representing the difference between gross investment and actual cost of the leased property, is amortized to income over the lease term so as to produce a constant periodic rate of return on the net investment in the lease; and (ii) under the operating method, revenue is recognized as rentals become due, and expenses (including depreciation) are charged to operations as incurred.

Other Segments and Icahn Enterprises Holdings [Member]
Schedule of Significant Accounting Policies [Line Items]
Equity Method Investments, Policy [Policy Text Block]		Except for our Investment segment, for those investments in which we own 50% or less but greater than 20%, we account for such investments using the equity method
Cost Method Investments, Policy [Policy Text Block]		investments in affiliates of 20% or less are accounted for under the cost method.
Investment, Policy [Policy Text Block]
Investments in equity and debt securities are classified as either trading or available-for-sale based upon whether we intend to hold the investment for the foreseeable future. Trading securities are valued at quoted market value at each balance sheet date with the unrealized gains or losses reflected in the consolidated statements of operations. Available-for-sale securities are carried at fair value on our balance sheet. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of partners' equity and when sold are reclassified out of partners' equity to the consolidated statements of operations. For purposes of determining gains and losses, the cost of securities is based on specific identification.
A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary results in an impairment that is charged to earnings and the establishment of a new cost basis for the investment. Dividend income is recorded when declared and interest income is recognized when earned.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Foreign Currency Translation
Exchange adjustments related to international currency transactions and translation adjustments for international subsidiaries whose functional currency is the U.S. dollar (principally those located in highly inflationary economies) are reflected in the consolidated statements of operations. Translation adjustments of international subsidiaries for which the local currency is the functional currency are reflected in the consolidated balance sheets as a component of accumulated other comprehensive income. Deferred taxes are not provided on translation adjustments as the earnings of the subsidiaries are considered to be permanently reinvested.

Automotive, Railcar, Food Packaging and Home Fashion Segments [Member]
Schedule of Significant Accounting Policies [Line Items]
Inventory, Policy [Policy Text Block]
Automotive, Railcar, Food Packaging, and Home Fashion Segment Inventories.   Our Automotive, Railcar, Food Packaging and Home Fashion segment inventories are stated at the lower of cost or market. Cost is determined by using the first-in, first-out basis method. The cost of manufactured goods includes the cost of materials, direct labor and manufacturing overhead. Our Automotive, Railcar, Food Packaging and Home Fashion segments reserve for estimated excess, slow-moving and obsolete inventory as well as inventory whose carrying value is in excess of net realizable value.

Metals Segment [Member]
Schedule of Significant Accounting Policies [Line Items]
Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition:   PSC Metals' primary source of revenue is from the sale of processed ferrous scrap metal, non-ferrous scrap metals, steel pipe and steel plate. PSC Metals also generates revenues from sales of secondary plate and pipe, the brokering of scrap metals and from services performed. All sales are recognized when title passes to the customer. Revenues from services are recognized as the service is performed. Sales adjustments related to price and weight differences are reflected as a reduction of revenues when settled.

Inventory, Policy [Policy Text Block]
Metals Inventories.   Inventories at our Metals segment are stated at the lower of cost or market. Cost is determined using the average cost method. The production and accounting process utilized by the Metals segment to record recycled metals inventory quantities relies on significant estimates. Our Metals segment relies upon perpetual inventory records that utilize estimated recoveries and yields that are based upon historical trends and periodic tests for certain unprocessed metal commodities. Over time, these estimates are reasonably good indicators of what is ultimately produced; however, actual recoveries and yields can vary depending on product quality, moisture content and source of the unprocessed metal. To assist in validating the reasonableness of the estimates, our Metals segment performs periodic physical inventories which involve the use of estimation techniques. Physical inventories may detect significant variations in volume, but because of variations in product density and production processes utilized to manufacture the product, physical inventories will not generally detect smaller variations. To help mitigate this risk, our Metals segment adjusts its physical inventories when the volume of a commodity is low and a physical inventory can more accurately estimate the remaining volume.

Automotive Segment [Member]
Schedule of Significant Accounting Policies [Line Items]
Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition:   Federal-Mogul records sales when products are shipped and title has transferred to the customer, the sales price is fixed and determinable, and the collectability of revenue is reasonably assured. Accruals for sales returns and other allowances are provided at the time of shipment based upon past experience. Adjustments to such returns and allowances are made as new information becomes available.

Shipping and Handling Cost, Policy [Policy Text Block]		Shipping and Handling Costs: Federal-Mogul recognizes shipping and handling costs as incurred as a component of cost of goods sold in the consolidated statements of operations.
Engineering and tooling [Policy Text Block]
Engineering and Tooling Costs:   Pre-production tooling and engineering costs that Federal-Mogul will not own and that will be used in producing products under long-term supply arrangements are expensed as incurred unless the supply arrangement provides Federal-Mogul with the noncancelable right to use the tools, or the reimbursement of such costs is agreed to by the customer. Pre-production tooling costs that are owned by Federal-Mogul are capitalized as part of machinery and equipment, and are depreciated over the shorter of the tools' expected life or the duration of the related program.

Research and Development Expense, Policy [Policy Text Block]
Research and Development:   Federal-Mogul expenses research and development (“R&D”) costs and costs associated with advertising and promotion as incurred. R&D expense, including product engineering and validation costs, was $172 million, $156 million and $140 million for fiscal 2011, fiscal 2010 and fiscal 2009, respectively. As a percentage of original equipment manufacturer and servicers (“OE”) sales, R&D expense was 3.8%, 4.0% and 4.7% for fiscal 2011, fiscal 2010 and fiscal 2009, respectively.

Restructuring [Policy Text Block]
Restructuring:   Federal-Mogul's restructuring costs are comprised of two types: employee costs (contractual termination benefits) and facility closure costs. Termination benefits are recorded when it is probable that employees will be entitled to benefits and the amounts can be reasonably estimated. Estimates of termination benefits are based on the frequency of past termination benefits, the similarity of benefits under the current plan and prior plans, and the existence of statutory required minimum benefits. Facility closure and other costs are recorded when the liability is incurred.

Revenue Recognition, Incentives [Policy Text Block]
Rebates/Sales Incentives:   Federal-Mogul accrues for rebates pursuant to specific arrangements with certain of its customers, primarily in the aftermarket. Rebates generally provide for price reductions based upon the achievement of specified purchase volumes and are recorded as a reduction of sales as earned by such customers.

Gaming Segment [Member]
Schedule of Significant Accounting Policies [Line Items]
Revenue Recognition, Policy [Policy Text Block]
Gaming
Revenue Recognition and Promotional Allowances:   Casino revenue represents the difference between wins and losses from gaming activities. Room, food and beverage and other operating revenues are recognized at the time the goods or services are provided. Tropicana collects taxes from customers at the point of sale on transactions subject to sales and other taxes. Revenues are recorded net of any taxes collected. The majority of our casino revenue is counted in the form of cash and chips and, therefore, is not subject to any significant or complex estimation. The retail value of rooms, food and beverage and other services provided to customers on a complimentary basis is included in gross revenues and then deducted as promotional allowances.

Railcar Segment [Member]
Schedule of Significant Accounting Policies [Line Items]
Revenue Recognition, Policy [Policy Text Block]
Revenue recognition:   Revenues from railcar sales are recognized following completion of manufacturing, inspection, customer acceptance and title transfer, which is when the risk for any damage or loss with respect to the railcars passes to the customer. Revenues from railcar leasing are recognized on a straight-line basis per the terms of the lease. Revenues from railcar and industrial components are recorded at the time of product shipment, in accordance with ARI's contractual terms. Revenue for railcar maintenance services is recognized upon completion and shipment of railcars from ARI's plants. ARI does not currently bundle railcar service contracts with new railcar sales. Revenue for fleet management services is recognized as performed.
Revenues related to consulting type contracts are accounted for under the proportional performance method. Profits expected to be realized on these contracts are based on the total contract revenues and costs based on the estimate of the percentage of project completion. Revenues recognized in excess of amounts billed are recorded to unbilled revenues and included in other assets on the consolidated balance sheets. Billings in excess of revenues recognized on in-progress contracts are recorded to unbilled costs and included in accrued expenses and other liabilities on the consolidated balance sheets. These estimates are reviewed and revised periodically throughout the term of the contracts and any adjustments are recorded on a cumulative basis in the period the revisions are made.

Food Packaging Segment [Member]
Schedule of Significant Accounting Policies [Line Items]
Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition:   Revenues are recognized at the time products are shipped to the customer, under F.O.B shipping point or F.O.B port terms. Revenues are net of discounts, rebates and allowances. Viskase records all labor, raw materials, in-bound freight, plant receiving and purchasing, warehousing, handling and distribution costs as a component of costs of goods sold.

Home Fashion Segment [Member]
Schedule of Significant Accounting Policies [Line Items]
Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition:   WPI records revenue when the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred, the price to the customer is fixed and determinable and collectability is reasonably assured. Unless otherwise agreed in writing, title and risk of loss pass from WPI to the customer when WPI delivers the merchandise to the designated point of delivery, to the designated point of destination or to the designated carrier, free on board. Provisions for certain rebates, sales incentives, product returns and discounts to customers are recorded in the same period the related revenue is recorded.

Revenue Recognition, Incentives [Policy Text Block]		Sales Incentives: Customer incentives are provided to major WPI customers. These incentives begin to accrue when a commitment has been made to the customer and are recorded as a reduction to sales.

Acquisition (Policies)	6 Months Ended
Jun. 30, 2012
Business Combinations [Abstract]
Business Combinations Policy
Purchase Price Allocation
In accordance with FASB ASC Topic 805, Business Combinations, the application of purchase accounting requires that the total purchase price be allocated to the fair value of assets acquired and liabilities assumed based on their fair values at the acquisition date, with amounts exceeding the fair values recorded as goodwill. If the fair value of the assets acquired and liabilities assumed exceeds the fair value of the consideration given, a bargain purchase has occurred which is recorded as a gain on acquisition. The allocation process requires, among other things, an analysis of acquired fixed assets, contracts and contingencies to identify and record the fair value of all assets acquired and liabilities assumed. We utilized a third-party appraiser to assist us in allocating the purchase price to the fair value of the assets acquired and liabilities assumed.
Estimates of fair value are based on industry data and trends and by reference to relevant market rates and transactions, and discounted cash flow valuation methods, among other factors. The foregoing estimates and assumptions are inherently subject to significant uncertainties and contingencies beyond our reasonable control. The preliminary allocation of the fair value of the assets acquired is subject to additional adjustment to provide us with adequate time to complete the valuation of CVR's assets and liabilities.

Commitments and Contingencies (Policies)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Environmental Costs, Policy	Environmental expenditures are capitalized when such expenditures are expected to result in future economic benefits.
Environmental Liabilities
We recognize environmental liabilities when a loss is probable and reasonably estimable. Such accruals are estimated based on currently available information, existing technology and enacted laws and regulations. Such estimates are based primarily upon the estimated cost of investigation and remediation required and the likelihood that other potentially responsible parties will be able to fulfill their commitments at the sites where we may be jointly and severally liable with such parties. We regularly evaluate and revise estimates for environmental obligations based on expenditures against established reserves and the availability of additional information.

Acquisition (Tables)	6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2012 CVR Energy, Inc. [Member]	Dec. 31, 2011 Tropicana [Member]
Business Acquisition, Pro Forma Information
The Wynnewood Acquisition was accounted for under the purchase method of accounting and, as such, CVR's results of operations include GWEC's results from operations from the periods commencing December 16, 2011. The unaudited pro forma condensed financial information presented below include the historical results of operations of CVR for the six months ended June 30, 2011 as adjusted for the pro forma effects of the acquisition of GWEC by CVR as if CVR had acquired GWEC on January 1, 2011. The unaudited pro forma financial information do not necessarily represent what would have occurred if the transaction had taken place in the respective periods and should not be taken as representative of our future consolidated results of operations.

	Six months ended June 30,
	2012	2011
	(in millions)
Revenues	$9,547	$10,061
Net income	490	1,385
Net income attributable to Icahn Enterprises Holdings	262	682

Schedule of Purchase Price Allocation
The following table summarizes the consideration paid for CVR and amounts of the estimated fair values of identifiable assets acquired and liabilities assumed, as well as the fair value of the non-controlling interest in CVR as of May 4, 2012:

May 4, 2012
(in millions)
Cash paid for acquisition of CVR	$1,754
IEP Parties equity interest in CVR prior to acquisition of controlling interest(1)	378
Total purchase price	$2,132

Preliminary purchase price allocation:
Property, plant and equipment	$2,587
Intangible assets	358
Debt	(912)
Deferred tax liabilities	(827)
Other assets and liabilities, net	805
Fair value of identifiable net assets acquired	2,011
Fair value of non-controlling interests	(773)
Goodwill	894
$2,132
(1) Based on the Offer price of $30 per share of CVR common stock.

The following table summarizes the fair value of the assets acquired and liabilities assumed, as well as the fair value of the non-controlling interest in Tropicana as of November 15, 2010:

	Fair Value at November 15, 2010
	(in millions)
Cash and cash equivalents	$164
Restricted cash	18
Accounts receivable, net	35
Property, plant and equipment, net	424
Intangible assets, net	79
Other assets	86
Assets Acquired	806
Accounts payable	62
Accrued expenses and other liabilities	97
Debt	134
Liabilities Assumed	293
Fair value of Tropicana net assets acquired	513
Fair value of Tropicana non-controlling interests	237	(1)
Fair value of net assets acquired by our Investment segment	276
Less: acquisition-date fair value of previously held equity interest in Tropicana	251
Less: cost of shares of Tropicana common stock purchased on November 15, 2010	9
Fair value basis upon acquisition of controlling interest in Tropicana	260
Gain on acquisition	$16	(2)

(1)
Fair value of non-controlling interests was based on the fair value of Tropicana's equity multiplied by 48.55%, the portion owned by the non-controlling interests, less a discount of 5% attributed to the lack of control and marketability due to the fact that non-controlling interests are held by public shareholders who do not have the ability to directly affect the cash flows of Tropicana. The 5% discount was based on the average trading price of all U.S. closed-end funds compared to their net asset values as of November 15, 2010 (date of acquisition).

(2)	Included in other income (loss), net in our consolidated statements of operations.

Operating Units Future minimum receipts of lease payments (Tables)	12 Months Ended
Dec. 31, 2011
Future Minimum Lease Receipts [Abstract]
Schedule of Future Minimum Rental Receipts [Table Text Block]
The following is a summary of the anticipated future receipts of the minimum lease payments receivable under the financing and operating method at December 31, 2011:

Year	Amount
(in millions)
2012	$52
2013	52
2014	48
2015	48
2016	46
Thereafter	178
$424

Investments and Related Matters (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Investment Segment [Member]
Investment and Related Matters [Line Items]
Investment
Investments, and securities sold, not yet purchased consist of equities, bonds, bank debt and other corporate obligations, and derivatives, all of which are reported at fair value in our consolidated balance sheets. The following table summarizes the Investment Funds' investments, securities sold, not yet purchased and unrealized gains and losses on derivatives:

	December 31, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Assets
Investments:
Equity securities:
Communications	$2,203	$2,593	$2,169	$1,945
Consumer, non-cyclical	1,642	1,804	1,833	2,234
Consumer, cyclical(1)	822	754	595	614
Basic materials	129	128	—	—
Energy	1,194	1,673	757	858
Financial	320	263	100	137
Index	—	—	9	—
Industrial	22	32	94	115
Technology	169	254	313	405
Utilities	171	104	157	143
	6,672	7,605	6,027	6,451
Corporate debt:
Communications	89	84	—	—
Consumer, cyclical	516	439	544	485
Utilities	40	34	—	—
Sovereign debt	10	10	—	—
Financial	94	109	48	5
	749	676	592	490
Mortgage-backed securities:
Financial	176	167	144	206
	7,597	8,448	6,763	7,147

Derivative contracts, at fair value(2)	—	3	15	6
	$7,597	$8,451	$6,778	$7,153
Liabilities
Securities sold, not yet purchased, at fair value:
Equity securities:
Consumer, cyclical	$—	$—	$305	$356
Financial	—	—	51	58
Index	—	—	9	5
Funds	4,610	4,476	638	800
	4,610	4,476	1,003	1,219

Derivative contracts, at fair value(3)	—	42	24	60
	$4,610	$4,518	$1,027	$1,279

(1)
We consolidated the financial results of Tropicana effective November 15, 2010. As a result, we eliminated our investment in Tropicana at December 31, 2010. As of April 29, 2011, our Investment segment no longer held an investment in Tropicana common stock. See Note 3, "Operating Units-Gaming," for further discussion regarding the history of the Investment Funds' investment in Tropicana.

(2)	Included in other assets in our consolidated balance sheets.

(3)	Included in accrued expenses and other liabilities in our consolidated balance sheets.

Other Segments [Member]
Investment and Related Matters [Line Items]
Investment
The carrying value of investments held by our Automotive, Gaming, Railcar, Home Fashion segments and Icahn Enterprises Holdings consist of the following:

	June 30, 2012	December 31, 2011
	(in millions)
Equity method investments	$308	$286
Other investments	96	204
	$404	$490

Investments held by our Automotive, Gaming, Railcar, Home Fashion segments and Icahn Enterprises consist of the following:

	December 31,
	2011		2010
	Amortized Cost	Carrying Value	Amortized Cost	Carrying Value
	(in millions)
Marketable equity and debt securities - available for sale	$17	$20	$24	$19
Investments in precious metals	150	150	—	—
Equity method investments and other	320	320	304	304
	$487	$490	$328	$323

Fair Value Measurements (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis
The following table summarizes the valuation of the Investment Funds' investments by the above fair value hierarchy levels as of December 31, 2011 and 2010:

	December 31, 2011				December 31, 2010
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
	(in millions)
Assets
Investments:
Equity securities:
Communications	$2,593	$—	$—	$2,593	$1,945	$—	$—	$1,945
Consumer, non-cyclical	1,778	26	—	1,804	2,227	7	—	2,234
Consumer, cyclical (1)	376	378	—	754	295	318	1	614
Basic materials	128	—	—	128	—	—	—	—
Energy	1,644	29	—	1,673	541	317	—	858
Financial	263	—	—	263	137	—	—	137
Industrial	—	32	—	32	114	1	—	115
Technology	254	—	—	254	405	—	—	405
Utilities	83	21	—	104	100	43	—	143
	7,119	486	—	7,605	5,764	686	1	6,451
Corporate debt:
Communications	—	84	—	84	—	—	—	—
Consumer, cyclical	—	150	289	439	—	157	328	485
Utilities	—	34	—	34	—	—	—	—
Sovereign debt	—	10	—	10	—	—	—	—
Financial	—	109	—	109	—	5	—	5
	—	387	289	676	—	162	328	490
Mortgage-backed securities:
Financial	—	167	—	167	—	206	—	206
	7,119	1,040	289	8,448	5,764	1,054	329	7,147
Derivative contracts, at fair value (2) :	—	3	—	3	—	6	—	6
	$7,119	$1,043	$289	$8,451	$5,764	$1,060	$329	$7,153
Liabilities
Securities sold, not yet purchased, at fair value:
Equity securities:
Consumer, cyclical	$—	$—	$—	$—	$356	$—	$—	$356
Financial	—	—	—	—	58	—	—	58
Index	—	—	—	—	—	5	—	5
Funds	4,466	10	—	4,476	800	—	—	800
	4,466	10	—	4,476	1,214	5	—	1,219
Derivative contracts, at fair value (3) :	—	42	—	42	—	60	—	60
	$4,466	$52	$—	$4,518	$1,214	$65	$—	$1,279

(1)
We consolidated the financial results of Tropicana effective November 15, 2010. As a result, we eliminated our investment in Tropicana at December 31, 2010. As of April 29, 2011, our Investment segment no longer held an investment in Tropicana common stock. See Note 3, "Operating Units-Gaming," for further discussion regarding the history of the Investment Funds' investment in Tropicana.

(2)	Included in other assets in our consolidated balance sheets.

(3)	Included in accrued expenses and other liabilities in our consolidated balance sheets.

Schedule of Fair Value Measurements, Nonrecurring
Assets measured at fair value on a nonrecurring basis during the six months ended June 30, 2012 are set forth in the table below:

	June 30, 2012
	Level 3
	Asset	Recognized
Category	(Liability)	Loss
	(in millions)
Property, plant and equipment	$29	$19
Intangibles	62	15

Assets and liabilities measured at fair value on a nonrecurring basis at December 31, 2011 and 2010 are set forth in the table below:

	December 31, 2011		December 31, 2010
Category	Level 3 Asset (Liability)	Recognized Loss	Level 3 Asset (Liability)	Recognized Gain (Loss)
	(in millions)
Trademarks and brand names	$280	$(39)	$29	$(4)
Property, plant and equipment	92	(32)	9	(7)
Asset retirement obligation	(4)	—	—	1

Investment Segment [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis
The following table summarizes the valuation of the Investment Funds' investments by the above fair value hierarchy levels as of June 30, 2012 and December 31, 2011:

	June 30, 2012				December 31, 2011
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets	(in millions)
Investments:
Equity securities:
Basic materials	$81	$—	$—	$81	$128	$—	$—	$128
Communications	318	13	—	331	2,593	—	—	2,593
Consumer, non-cyclical	1,523	—	—	1,523	1,778	26	—	1,804
Consumer, cyclical	371	433	—	804	376	378	—	754
Energy	824	57	—	881	1,644	29	—	1,673
Financial	228	—	—	228	263	—	—	263
Funds	—	216	—	216	—	—	—	—
Industrial	—	—	—	—	—	32	—	32
Technology	253	—	—	253	254	—	—	254
Utilities	50	40	—	90	83	21	—	104
	3,648	759	—	4,407	7,119	486	—	7,605
Corporate debt:
Communications	—	—	—	—	—	84	—	84
Consumer, cyclical	—	—	287	287	—	150	289	439
Financial	—	94	—	94	—	109	—	109
Sovereign debt	—	3	—	3	—	10	—	10
Utilities	—	27	—	27	—	34	—	34
	—	124	287	411	—	387	289	676
Mortgage-backed securities:
Financial	—	164	—	164	—	167	—	167
	3,648	1,047	287	4,982	7,119	1,040	289	8,448
Derivative contracts, at fair value(1)	—	—	—	—	—	3	—	3
	$3,648	$1,047	$287	$4,982	$7,119	$1,043	$289	$8,451
Liabilities
Securities sold, not yet purchased, at fair value:
Equity securities:
Consumer, cyclical	$294	$—	$—	$294	$—	$—	$—	$—
Energy	46	—	—	46	—	—	—	—
Funds	—	208	—	208	4,466	10	—	4,476
	340	208	—	548	4,466	10	—	4,476
Derivative contracts, at fair value(2)	—	92	—	92	—	42	—	42
	$340	$300	$—	$640	$4,466	$52	$—	$4,518

(1)	Included in other assets in our consolidated balance sheets.

(2)	Included in accrued expenses and other liabilities in our consolidated balance sheets.

Schedule of investments measured at fair value with Level 3 Input
The changes in investments measured at fair value for which the Investment segment has used Level 3 input to determine fair value are as follows:

	Six Months Ended June 30,
	2012	2011
	(in millions)
Balance at January 1	$289	$329
Gross realized and unrealized gains	2	2
Gross proceeds	(4)	(42)
Balance at June 30	$287	$289

The changes in investments measured at fair value for which the Investment segment has used Level 3 input to determine fair value are as follows:

	Year Ended December 31,
	2011	2010
	(in millions)
Balance at January 1	$329	$228
Gross realized and unrealized gains	8	18
Gross proceeds	(48)	(138)
Gross purchases	—	221
Balance at December 31	$289	$329

Other Segments and Icahn Enterprises Holdings [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis
The following table summarizes the valuation of our Automotive and Energy segments and Icahn Enterprises Holdings' investments and derivative contracts by the above fair value hierarchy levels as of June 30, 2012 and December 31, 2011:

	June 30, 2012			December 31, 2011
	Level 1	Level 2	Total	Level 1	Level 2	Total
Assets	(in millions)
Marketable equity and debt securities	$1	$—	$1	$20	$—	$20
Trading securities	—	60	60	—	—	—
Investments in precious metals	—	—	—	150	—	150
Derivative contracts, at fair value(1)	—	7	7	—	3	3
	$1	$67	$68	$170	$3	$173
Liabilities
Derivative contracts, at fair value(2)	$—	$45	$45	$—	$57	$57

(1)	Amounts are classified within other assets in our consolidated balance sheets.

(2)	Amounts are classified within accrued expenses and other liabilities in our consolidated balance sheets.

The following table summarizes the valuation of our Automotive and Metals segments and Icahn Enterprises Holdings investments and derivative contracts by the above fair value hierarchy levels as of December 31, 2011 and 2010:

	December 31, 2011			December 31, 2010
	Level 1	Level 2	Total	Level 1	Level 2	Total
	(in millions)
Assets
Marketable equity and debt securities	$20	$—	$20	$19	$—	$19
Investments in precious metals	150	—	150	—	—	—
Derivative contracts, at fair value (1) :	—	3	3	—	12	12
	$170	$3	$173	$19	$12	$31
Liabilities
Derivative contracts, at fair value (2) :	$—	$57	$57	$—	$97	$97

(1)	Amounts are classified within other assets in our consolidated balance sheets.

(2)	Amounts are classified within accrued expenses and other liabilities in our consolidated balance sheets.

Automotive Segment [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Schedule of fair value of defined benefit plan asset [Table Text Block]
The following table presents our Automotive segment's defined benefit plan assets measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	December 31, 2011			December 31, 2010
	Level 1	Level 2	Total	Level 1	Level 2	Total
	(in millions)
U.S. Plans:
Cash	$669	$—	$669	$—	$—	$—
Investments with registered investment companies:
Equity securities	1	—	1	512	—	512
Fixed income securities	—	—	—	150	—	150
	$670	$—	$670	$662	$—	$662
Non-U.S. Plans:
Insurance contracts	$—	$35	$35	$—	$33	$33
Cash	1	—	1	—	—	—
Investments with registered investment companies:
Fixed income securities	9	—	9	11	—	11
Equity securities	1	—	1	1	—	1
Corporate bonds	—	2	2	—	3	3
Equity securities	—	—	—	—	—	—
Cash	—	—	—	—	—	—
	$11	$37	$48	$12	$36	$48

Food Packaging Segment [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Schedule of fair value of defined benefit plan asset [Table Text Block]
The following table presents our Food Packaging segment's defined benefit plan assets measured at fair value on a recurring basis as of December 31, 2011 and 2010:

	December 31, 2011				December 31, 2010
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. and Non-U.S. Plans:
Asset category:
Cash equivalents	$3	$—	$—	$3	$2	$—	$—	$2
Equity securities	14	29	—	43	19	26	—	45
Fixed income securities	2	11	—	13	16	12	—	28
Other	10	—	27	37	—	—	28	28
	$29	$40	$27	$96	$37	$38	$28	$103

Financial Instruments (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011 Investment segment and Icahn Enterprises Holdings [Member]	Dec. 31, 2011 Automotive Segment [Member]	Dec. 31, 2011 Investment Funds [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Disclosure of Credit Derivatives [Table Text Block]
The following table presents the notional amount, fair value, underlying referenced credit obligation type and credit ratings for derivative contracts in which the Investment Funds are assuming risk:

	December 31, 2011		December 31, 2010
Credit Derivative Type Risk Exposure	Notional Amount	Fair Value	Notional Amount	Fair Value	Underlying Reference Obligation
	(in millions)
Single name credit default swaps:
Below investment grade risk exposure	$8	$0.1	$32	$1	Corporate credit

Schedule of Other Derivatives Not Designated as Hedging Instruments, Statements of Financial Performance and Financial Position, Location
The following table presents the consolidated fair values of our derivatives that are not designated as hedging instruments:

	Asset Derivatives(1)		Liability Derivatives(2)
Derivatives Not Designated as Hedging Instruments	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
	(in millions)
Equity contracts	$—	$3	$82	$42
Foreign exchange contracts	—	3	10	—
Commodity contracts	7	—	8	—
Sub-total	7	6	100	42
Netting across contract types(3)	—	—	—	—
Total(3)	$7	$6	$100	$42

(1)	Net asset derivatives are located within other assets in our consolidated balance sheets.

(2)	Net liability derivatives are located within accrued expenses and other liabilities in our consolidated balance sheets.

(3)	Excludes netting of cash collateral received and posted. The total collateral posted at June 30, 2012 and December 31, 2011 was $530 million and $257 million, respectively, across all counterparties.
The following table presents the effects of our derivative instruments not designated as hedging instruments on the statements of operations for the three and six months ended June 30, 2012 and 2011:

	Gain (Loss) Recognized in Income(1)
	Three Months Ended June 30,		Six Months Ended June 30,
Derivatives Not Designated as Hedging Instruments	2012	2011	2012	2011
	(in millions)
Equity contracts	$(59)	$1	$(461)	$10
Foreign exchange contracts	66	(2)	25	(13)
Credit contracts	—	(6)	—	19
Futures index spread	—	14	—	23
Commodity contracts	(2)	—	(2)	—
	$5	$7	$(438)	$39

(1)	Gains (losses) recognized on derivatives are classified in net gain from investment activities in our consolidated statements of operations.

The following table presents the fair values of the Investment Funds and Icahn Enterprises Holdings' derivatives:

	Asset Derivatives(1)		Liability Derivatives(2)
Derivatives Not Designated as Hedging Instruments	December 31,		December 31,
	2011	2010	2011	2010
	(in millions)
Equity contracts	$3	$1	$42	$2
Foreign exchange contracts	3	—	—	2
Credit contracts	—	24	—	77
Futures index spread	—	—	—	22
Sub-total	6	25	42	103
Netting across contract types(3)	—	(19)	—	(19)
Total(4)	$6	$6	$42	$84

(1)	Net asset derivatives are located within other assets in our consolidated balance sheets.

(2)	Net liability derivatives are located within accrued expenses and other liabilities in our consolidated balance sheets.

(3)	Represents the netting of receivables balances with payable balances for the same counterparty across contract types pursuant to netting agreements.

(4)	Excludes netting of cash collateral received and posted. The total collateral posted at December 31, 2011 and 2010 was $257 million and $248 million, respectively, across all counterparties.

The following table presents the effects of the Investment segment and Icahn Enterprises Holdings' derivative instruments on the statements of operations for fiscal 2011, fiscal 2010 and fiscal 2009:

	Gain (Loss) Recognized in Income(1)
	Year Ended December 31,
Derivatives Not Designated as Hedging Instruments	2011	2010	2009
	(in millions)
Equity contracts	$(39)	$2	$(58)
Interest rate contracts	—	—	57
Foreign exchange contracts	7	(12)	(7)
Credit contracts	18	38	323
Futures index spread	20	3	—
	$6	$31	$315

(1)	Gains (losses) recognized on derivatives are classified in net gain from investment activities in our consolidated statements of operations.

Schedule of Notional Amounts of Outstanding Derivative Positions
At June 30, 2012, the volume of our derivative activities based on their notional exposure, categorized by primary underlying risk, are as follows:

	Long Notional Exposure	Short Notional Exposure
Primary underlying risk:	(in millions)
Credit default swaps	$8	$—
Equity swaps	4	9,340
Foreign currency forwards	77	1,428
Interest rate swap contracts	1,253	—
Commodity contracts	81	7

At December 31, 2011, the volume of the Investment Funds' and Icahn Enterprises Holdings' derivative activities based on their notional exposure, categorized by primary underlying risk, are as follows:

	Long Notional Exposure	Short Notional Exposure
Primary underlying risk:	(in millions)
Credit default swaps	$8	$—
Commodity swaps	2	(150)
Equity swaps	7	(2,055)
Foreign currency forwards	—	(474)
Futures index spread	—	—

Schedule of Cash Flow Hedging Instruments, Statements of Financial Performance and Financial Position, Location
The following table presents the fair values of our derivative instruments that are designated as cash flow hedging instruments:

	Asset Derivatives(1)		Liability Derivatives(2)
Derivatives Designated as Cash Flow Hedging Instruments	June 30, 2012	December 31, 2011	June 30, 2012	December 31, 2011
	(in millions)
Interest rate swap contracts	$—	$—	$31	$44
Commodity contracts	—	—	7	16
Foreign currency contracts	1	3	—	—
Sub-total	1	3	38	60
Netting across contract types	(1)	(3)	(1)	(3)
Total	$—	$—	$37	$57

(1)	Located within other assets in our consolidated balance sheets.

(2)	Located within accrued expenses and other liabilities in our consolidated balance sheets.

The following table presents the fair values of Federal-Mogul's derivative instruments:

	Asset Derivatives(1)		Liability Derivatives(2)
Derivatives Designated as Cash Flow Hedging Instruments	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
	(in millions)
Interest rate swap contracts	$—	$—	$44	$70
Commodity contracts	—	13	16	1
Foreign currency contracts	3	—	—	—
Sub-total	3	13	60	71
Netting across contract types	(3)	(1)	(3)	(1)
Total	$—	$12	$57	$70

(1)	Located within other assets in our consolidated balance sheets.

(2)	Located within accrued expenses and other liabilities in our consolidated balance sheets.

Schedule of Derivative Instruments, Gain (Loss) in Statement of Financial Performance
The following tables present the effect of our derivative instruments that are designated as cash flow hedging instruments on our consolidated financial statements for the three and six months ended June 30, 2012 and 2011:

Three Months Ended June 30, 2012
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion)
	(in millions)	(in millions)
Interest rate swap contracts	$—	$(9)	Interest expense	$—
Commodity contracts	(6)	(4)	Cost of goods sold	—
Foreign currency contracts	1	1	Cost of goods sold	—
	$(5)	$(12)		$—

Three Months Ended June 30, 2011
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion)
	(in millions)	(in millions)
Interest rate swap contracts	$(9)	$(9)	Interest expense	$—
Commodity contracts	(6)	2	Cost of goods sold	(1)	Other income, net
Foreign currency contracts	(1)	(1)	Cost of goods sold	—
	$(16)	$(8)		$(1)

Six Months Ended June 30, 2012
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion)
	(in millions)	(in millions)
Interest rate swap contracts	$(3)	$(19)	Interest expense	$—
Commodity contracts	2	(6)	Cost of goods sold	—
Foreign currency contracts	(1)	1	Cost of goods sold	—
	$(2)	$(24)		$—

Six Months Ended June 30, 2011
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion)
	(in millions)	(in millions)
Interest rate swap contracts	$(10)	$(19)	Interest expense	$—
Commodity contracts	(5)	6	Cost of goods sold	(1)	Other income, net
Foreign currency contracts	(2)	(1)	Cost of goods sold	—
	$(17)	$(14)		$(1)

The following tables present the effect of Federal-Mogul's derivative instruments in our consolidated financial statements for the year ended December 31, 2011, 2010 and 2009:

Year Ended December 31, 2011
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)
	(in millions)	(in millions)		(in millions)
Interest rate swap contracts	$(13)	$(39)	Interest expense	$—
Commodity contracts	(22)	5	Cost of goods sold	(1)	Other income, net
Foreign currency contracts	3	—		—
	$(32)	$(34)		$(1)

Year Ended December 31, 2010
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Loss Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Location of Loss Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)
	(in millions)	(in millions)		(in millions)
Interest rate swap contracts	$(58)	$(38)	Interest expense	$—
Commodity contracts	16	9	Cost of goods sold	—
Foreign currency contracts	1	1	Cost of goods sold	—
	$(41)	$(28)		$—

Year Ended December 31, 2009
Derivatives Designated as Hedging Instruments	Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion)	Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Location of (Loss) Gain Reclassified from AOCI into Income (Effective Portion)	Amount of Gain Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Location of Gain Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)
	(in millions)	(in millions)		(in millions)
Interest rate swap contracts	$(20)	$(37)	Interest expense	$—
Commodity contracts	20	(18)	Cost of goods sold	3	Other income, net
Foreign currency contracts	—	1	Cost of goods sold	—
	$—	$(54)		$3

	Location of Gain (Loss) Recognized in Income on Derivatives	Gain (Loss) Recognized in Income on Derivatives
		Year Ended December 31,
Derivatives Not Designated as Hedging Instruments		2011	2010	2009
		(in millions)
Commodity contracts	Cost of goods sold	$—	$1	$(7)
Commodity contracts	Other income, net	—	—	4
		$—	$1	$(3)

Inventories, Net (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Inventory Disclosure [Abstract]
Schedule of Inventories, Net	Inventories, net consists of the following:

	June 30, 2012	December 31, 2011
	(in millions)
Raw materials	$528	$248
Work in process	237	202
Finished goods	1,097	894
	$1,862	$1,344
Inventories, net consists of the following:

	December 31,
	2011	2010
	(in millions)
Raw materials	$248	$211
Work in process	202	195
Finished goods	894	757
Total inventories, net	$1,344	$1,163

Goodwill and Intangible Assets, Net (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Goodwill
Goodwill consists of the following:

	June 30, 2012			December 31, 2011
	Gross Carrying Amount	Accumulated Impairment	Net Carrying Value	Gross Carrying Amount	Accumulated Impairment	Net Carrying Value
	(in millions)
Automotive	$1,331	$(226)	$1,105	$1,323	$(226)	$1,097
Energy	894	—	894	—	—	—
Railcar	7	—	7	7	—	7
Food Packaging	3	—	3	3	—	3
Metals	14	—	14	20	—	20
	$2,249	$(226)	$2,023	$1,353	$(226)	$1,127

Goodwill consists of the following:

	December 31, 2011
	Automotive	Railcar	Food Packaging	Metals	Consolidated
	(in millions)
Gross carrying amount, January 1	$1,343	$7	$3	$2	$1,355
Acquisitions	—	—	—	19	19
Adjustment to step-up value	(19)	—	—	(1)	(20)
Foreign exchange	(1)	—	—	—	(1)
Gross carrying amount, December 31	1,323	7	3	20	1,353

Accumulated impairment, January 1	(226)	—	—	—	(226)
Impairment	—	—	—	—	—
Accumulated impairment, December 31	(226)	—	—	—	(226)

Net carrying value, December 31	$1,097	$7	$3	$20	$1,127

	December 31, 2010
	Automotive	Railcar	Food Packaging	Metals	Consolidated
	(in millions)
Gross carrying amount, January 1	$1,292	$7	$3	$—	$1,302
Acquisitions	16	—	—	2	18
Adjustment to step-up value	35	—	—	—	35
Gross carrying amount, December 31	1,343	7	3	2	1,355

Accumulated impairment, January 1	(219)	—	—	—	(219)
Revised 2008 goodwill impairment	(7)	—	—	—	(7)
Accumulated impairment, December 31	(226)	—	—	—	(226)

Net carrying value, December 31	$1,117	$7	$3	$2	$1,129

Schedule of Definite-Lived and Infinite-Lived Intangible Assets
Intangible assets, net consists of the following:

		June 30, 2012			December 31, 2011
	Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
	(in years)	(in millions)
Definite-lived intangible assets:
Automotive	1 - 22	$656	$(246)	$410	$656	$(222)	$434
Energy	20 - 25	358	(3)	355	—	—	—
Gaming	3 - 42	17	(2)	15	25	(2)	23
Food Packaging	6 - 12	23	(15)	8	23	(14)	9
Metals	5 - 15	20	(8)	12	15	(7)	8
Real Estate	12 - 12.5	121	(38)	83	121	(34)	87
		$1,195	$(312)	883	$840	$(279)	561
Indefinite-lived intangible assets:
Automotive				264			277
Gaming				54			54
Food Packaging				2			2
Metals				2			2
Home Fashion				3			3
				325			338
Intangible assets, net				$1,208			$899

Intangible assets, net consists of the following:

		December 31, 2011			December 31, 2010
	Useful Life	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
	(in years)	(in millions)
Definite-lived intangible assets:
Automotive	1 - 22	$656	$(222)	$434	$658	$(174)	$484
Gaming	3 - 42	25	(2)	23	25	—	25
Food Packaging	6 - 12	23	(14)	9	23	(11)	12
Metals	5 - 15	15	(7)	8	11	(5)	6
Real Estate	12 - 12.5	121	(34)	87	121	(24)	97
		$840	$(279)	561	$838	$(214)	624
Indefinite-lived intangible assets:
Automotive				277			314
Gaming				54			54
Food Packaging				2			2
Metals				2			—
Home Fashion				3			5
				338			375
Intangible assets, net				$899			$999

Schedule of Finite-Lived Intangible Assets, Future Amortization Expense [Table Text Block]	The estimated future amortization expense for our definite-lived intangible assets is as follows:

Year	Amount
(in millions)
2012	$64
2013	60
2014	59
2015	59
2016	56
Thereafter	264
$562

Property, Plant and Equipment, Net (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Schedule of Property, Plant and Equipment, Net
Property, plant and equipment, net consists of the following:

	Useful Life	June 30, 2012	December 31, 2011
	(in years)	(in millions)
Land		$461	$464
Buildings and improvements	4 - 40	1,987	1,040
Machinery, equipment and furniture	1 - 30	4,189	2,565
Assets leased to others	15 - 39	621	509
Construction in progress		607	410
		7,865	4,988
Less: Accumulated depreciation and amortization		(1,645)	(1,483)
Property, plant and equipment, net		$6,220	$3,505

Property, plant and equipment, net consists of the following:

		December 31,
	Useful Life	2011	2010
	(in years)	(in millions)
Land		$464	$456
Buildings and improvements	4 - 40	1,040	1,028
Machinery, equipment and furniture	1 - 30	2,565	2,371
Assets leased to others	15 - 39	509	482
Construction in progress		410	346
		4,988	4,683
Less: Accumulated depreciation and amortization		(1,483)	(1,228)
Property, plant and equipment, net		$3,505	$3,455

Debt (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Debt Disclosure [Abstract]
Schedule of Long-term Debt Instruments
Debt consists of the following:

	June 30, 2012	December 31, 2011
	(in millions)
8% senior unsecured notes due 2018 - Icahn Enterprises Holdings(1)	$2,158	$1,444
7.75% senior unsecured notes due 2016 - Icahn Enterprises Holdings(1)	1,047	1,046
Senior unsecured variable rate convertible notes due 2013 - Icahn Enterprises Holdings(1)	556	556
Debt facilities - Automotive	2,737	2,737
Debt facilities - Energy	727	—
Credit facilities - Energy	125	—
Debt facilities - Gaming	—	49
Credit facilities - Gaming	171	—
Senior unsecured notes - Railcar	275	275
Senior secured notes and revolving credit facility - Food Packaging	214	214
Mortgages payable - Real Estate	73	75
Other	113	67
Total debt	$8,196	$6,463
(1)Proceeds from the issuance of each of Icahn Enterprises' notes were transferred to Icahn Enterprises Holdings under identical terms and conditions.

Debt consists of the following:

	December 31,
	2011	2010
	(in millions)
8% senior unsecured notes due 2018 - Icahn Enterprises Holdings(1)	$1,444	$1,444
7.75% senior unsecured notes due 2016 - Icahn Enterprises Holdings(1)	1,046	1,045
Senior unsecured variable rate convertible notes due 2013 - Icahn Enterprises Holdings(1)	556	556
Debt facilities - Automotive	2,737	2,737
Debt facilities - Gaming	49	62
Senior unsecured notes - Railcar	275	275
Senior secured notes and revolving credit facility - Food Packaging	214	214
Mortgages payable - Real Estate	75	108
Other	67	57
Total debt	$6,463	$6,498
(1)Proceeds from the issuance of each of Icahn Enterprises' notes were transferred to Icahn Enterprises Holdings under identical terms and conditions.

Schedule of Maturities of Long-term Debt [Table Text Block]
The following is a summary of the maturities of our debt obligations as of December 31, 2011 and does not include maturities of our aggregate $700 million of 2018 Notes issued in January and February 2012:

Year	Amount
(in millions)
2012	$96
2013	658
2014	2,147
2015	934
2016	1,054
Thereafter	1,690
$6,579

Compensation Arrangements Compensation (Tables)	12 Months Ended
Dec. 31, 2011
Compensation Arrangements [Abstract]
Schedule of Deferred Compensation Arrangement with Individual, Share-based Payments [Table Text Block]
The Deferred Compensation Agreement fair values were estimated using the Monte Carlo valuation model with the following assumptions:

	Year Ended December 31,
	2011	2010	2009
Exercise price of options connected to deferred compensation	$19.50	$19.50	$19.50
Expected volatility	60%	58%	61%
Expected dividend yield.	—%	—%	—%
Risk-free rate over the estimated expected life	0.17%	0.59%	1.47%
Expected life (in years)	1.5	2.0	2.6
Fair value (in millions)	$8	$7	$5
Fair value of vested portion (in millions)	$8	$7	$—

Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions [Table Text Block]
The stock option fair values were estimated using the Black-Scholes valuation model with the following assumptions:

	March 23, 2010 Valuation		December 31, 2009 Valuation
	Plain Vanilla Options	Options Connected to Deferred Compensation	Plain Vanilla Options	Options Connected to Deferred Compensation
Exercise price	$19.50	$19.50	$19.50	$19.50
Options outstanding (in millions)	2	2	2	2
Expected volatility	58%	58%	61%	61%
Expected dividend yield	—%	—%	—%	—%
Risk-free rate over the estimated expected option life	1.18%	1.18%	1.41%	1.47%
Expected option life (in years)	2.4	2.4	2.5	2.6
Fair value of options (in millions)	$13.7	$13.7	$12.0	$12.2
Fair value of vested portion of options (in millions)	$13.7	$13.7	$9.6	$9.8

Pensions, Other Post-employment Benefits and Employee Benefit Plans (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Schedule of Net Periodic Benefit Costs
Components of net periodic benefit cost for our Automotive, Railcar and Food Packaging segments for the three and six months ended June 30, 2012 and 2011 are as follows:

	Pension Benefits		Other Post-Employment Benefits
	Three Months Ended June 30,		Three Months Ended June 30,
	2012	2011	2012	2011
	(in millions)
Service cost	$7	$7	$—	$—
Interest cost	20	20	4	5
Expected return on plan assets	(16)	(17)	—	—
Amortization of actuarial losses	9	7	—	—
Amortization of prior service credit	—	—	(4)	(4)
	$20	$17	$—	$1

	Pension Benefits		Other Post-Employment Benefits
	Six Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(in millions)
Service cost	$14	$14	$—	$—
Interest cost	41	42	8	10
Expected return on plan assets	(32)	(34)	—	—
Amortization of actuarial losses	19	13	—	—
Amortization of prior service credit	—	—	(8)	(8)
Settlement gain	(1)	—	—	—
	$41	$35	$—	$2

Components of net periodic benefit cost (credit) for Federal-Mogul, ARI and Viskase for the years ended December 31, 2011, 2010 and 2009 are as follows:

	Pension Benefits			Other Post-Employment Benefits
	Year Ended December 31,			Year Ended December 31,
	2011	2010	2009	2011	2010	2009
	(in millions)
Service cost	$29	$30	$35	$1	$1	$2
Interest cost	83	85	90	18	21	31
Expected return on plan assets	(67)	(60)	(53)	—	—	—
Amortization of actuarial losses (gains)	26	27	32	1	—	(1)
Amortization of prior service credit	—	—	—	(16)	(12)	—
Curtailment gain	—	(1)	(2)	(1)	(29)	—
	$71	$81	$102	$3	$(19)	$32

Automotive Segment [Member]
Defined Benefit Plan Disclosure [Line Items]
Schedule of Defined Benefit Plans Disclosures [Table Text Block]
The following provides disclosures for our Automotive segment's benefit obligations, plan assets, funded status, recognition in the consolidated balance sheets and inputs and valuation assumptions:

	Pension Benefits				Other Post-Employment Benefits
	United States Plans		Non-U.S. Plans
	2011	2010	2011	2010	2011	2010
	(in millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$1,151	$1,071	$352	$352	$366	$506
Service cost	19	21	9	8	1	1
Interest cost	58	61	17	16	18	21
Employee contributions	—	—	—	—	—	1
Benefits paid	(60)	(60)	(22)	(21)	(30)	(40)
Medicare subsidies received	—	—	—	—	3	5
Plan amendments	—	—	—	3	(4)	(164)
Actuarial losses and changes in actuarial assumptions	59	59	21	13	(3)	33
Net transfers (out) in	—	(1)	1	—	—	1
Currency translation	—	—	(16)	(19)	(1)	2
Benefit obligation, end of year	1,227	1,151	362	352	350	366
Change in plan assets:
Fair value of plan assets, beginning of year	662	590	48	45	—	—
Actual return on plan assets	9	80	2	3	—	—
Company contributions	64	57	23	22	27	34
Benefits paid	(60)	(60)	(22)	(21)	(30)	(40)
Expenses	(5)	(5)	—	—	—	—
Medicare subsidies received	—	—	—	—	3	5
Employee contributions	—	—	—	—	—	1
Currency translation	—	—	(3)	(1)	—	—
Fair value of plan assets, end of year	670	662	48	48	—	—
Funded status of the plan	$(557)	$(489)	$(314)	$(304)	$(350)	$(366)
Amounts recognized in the consolidated balance sheets:
Net liability recognized	$(557)	$(489)	$(314)	$(304)	$(350)	$(366)
Amounts recognized in accumulated other comprehensive loss, inclusive of tax impacts:
Net actuarial loss	$415	$328	$36	$20	$41	$45
Prior service cost (credit)	—	1	3	3	(124)	(137)
Total	$415	$329	$39	$23	$(83)	$(92)

Schedule of Assumptions Used [Table Text Block]
Weighted-average assumptions used to determine net periodic benefit cost (credit) for the years ended December 31, 2011 and 2010:

	Pension Benefits				Other Post-Employment Benefits
	United States Plans		Non-U.S. Plans
	December 31,				December 31,
	2011	2010	2011	2010	2011	2010
Discount rate	5.15%	5.75%	4.92%	5.13%	5.10%	5.65%
Expected return on plan assets	8.50%	8.50%	5.34%	5.64%	—%	—%
Rate of compensation increase	3.50%	3.50%	3.18%	3.14%	—%	—%
Weighted-average assumptions used to determine the benefit obligation as of December 31, 2011 and 2010:

	Pension Benefits				Other Post-Employment Benefits
	United States Plans		Non-U.S. Plans
	December 31,				December 31,
	2011	2010	2011	2010	2011	2010
Discount rate	4.50%	5.15%	4.69%	4.92%	4.45%	5.10%
Rate of compensation increase	3.50%	3.50%	3.16%	3.18%	—%	—%

Schedule of projected benefit obligation in excess of plan assets [Table Text Block]
Information for defined benefit plans with projected benefit obligations in excess of plan assets:

	Pension Benefits				Other Post-Employment Benefits
	United States Plans		Non-U.S. Plans
	December 31,				December 31,
	2011	2010	2011	2010	2011	2010
	(in millions)
Projected benefit obligation	$1,227	$1,151	$359	$348	$350	$366
Fair value of plan assets	670	662	44	41	—	—

Schedule of Accumulated Benefit Obligations in Excess of Fair Value of Plan Assets [Table Text Block]
Information for pension plans with accumulated benefit obligations in excess of plan assets:

	Pension Benefits
	United States Plans		Non-U.S. Plans
	December 31,
	2011	2010	2011	2010
	(in millions)
Projected benefit obligation	$1,227	$1,151	$359	$338
Accumulated benefit obligation	1,213	1,142	338	320
Fair value of plan assets	670	662	44	35

Schedule of Amounts in Accumulated Other Comprehensive Income (Loss) to be Recognized over Next Fiscal Year [Table Text Block]
Amounts in “Accumulated other comprehensive loss” expected to be recognized as components of net periodic benefit cost over fiscal 2012:

	Pension Benefits		Other Post-Employment Benefits
	United States	Non-U.S.
	(in millions)
Amortization of actuarial losses	$34	$1	$1
Amortization of prior service credit	—	—	(16)
	$34	$1	$(15)

Schedule of Health Care Cost Trend Rates [Table Text Block]
The assumed health care and drug cost trend rates used to measure next year's post-employment healthcare benefits are as follows:

	Other Post-Employment Benefits
	2011	2010
Health care cost trend rate	7.63%	0.80%
Ultimate health care cost trend rate	0.50%	0.50%
Year ultimate health care cost trend rate reached	2018	2018
Drug cost trend rate	8.94%	0.95%
Ultimate drug cost trend rate	0.50%	0.50%
Year ultimate drug cost trend rate reached	2018	2018

Schedule of Effect of One-Percentage-Point Change in Assumed Health Care Cost Trend Rates [Table Text Block]
The assumed health care cost trend rate has a significant impact on the amounts reported for OPEB plans. The following table illustrates the sensitivity to a change in the assumed health care cost trend rate:

	Total Service and Interest Cost	APBO
	(in millions)
100 basis point (“bp”) increase in health care cost trend rate	$1	$20
100 bp decrease in health care cost trend rate	(1)	(17)

Schedule of change in assumptions for benefit obligation [Table Text Block]
The following table illustrates the sensitivity to a change in certain assumptions for projected benefit obligations (“PBO”), associated expense and other comprehensive loss (“OCL”). The changes in these assumptions have no impact on Federal-Mogul's fiscal 2011 funding requirements.

	Pension Benefits						Other Post-Employment Benefits
	United States Plans			Non-U.S. Plans
	Change in fiscal 2012 pension expense	Change in PBO	Change in accumulated OCL	Change in fiscal 2012 pension expense	Change in PBO	Change in accumulated OCL	Change in fiscal 2012 expense	Change in PBO
	(in millions)
25 bp decrease in discount rate	$2	$28	$(28)	$—	$10	$(10)	$1	$8
25 bp increase in discount rate	(2)	(28)	28	—	(9)	9	(1)	(8)
25 bp decrease in return on assets rate	2	—	—	—	—	—	—	—
25 bp increase in return on assets rate	(2)	—	—	—	—	—	—	—

Schedule of Expected Benefit Payments [Table Text Block]
Federal-Mogul's projected benefit payments from the plans are estimated as follows:

	Pension Benefits		Other Post-Employment Benefits
Years	United States Plans	Non-U.S. Plans
	(in millions)
2012	$78	$22	$26
2013	82	22	26
2014	83	24	26
2015	86	26	26
2016	84	23	26
2017 - 2021	461	127	120

Railcar and Food Packaging [Member]
Defined Benefit Plan Disclosure [Line Items]
Schedule of Defined Benefit Plans Disclosures [Table Text Block]
The following provides disclosures for ARI's and Viskase's benefit obligations, plan assets, funded status, and recognition in the consolidated balance sheets. As pension costs for ARI and Viskase are not material to our consolidated financial position and results of operations, we do not provide information regarding their inputs and valuation assumptions.

	Pension Benefits		Other Post-Employment Benefits
	2011	2010	2011	2010
	(in millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$165	$158	$—	$—
Service cost	1	1	—	—
Interest cost	8	8	—	—
Benefits paid	(9)	(9)	—	—
Actuarial losses	13	7	—	—
Adjustments to benefits	—	—	—	—
Benefit obligation, end of year	178	165	—	—
Change in plan assets:
Fair value of plan assets, beginning of year	116	108	—	—
Actual return on plan assets	(1)	13	—	—
Company contributions	8	4	—	—
Benefits paid	(9)	(9)	—	—
Fair value of plan assets, end of year	114	116	—	—
Funded status of the plan	$(64)	$(49)	$—	$—
Amounts recognized in the consolidated balance sheets:
Net liability recognized	$(64)	$(49)	$—	$—
Amounts recognized in accumulated other comprehensive loss, inclusive of tax impacts:
Net actuarial (loss) gain	$(9)	$(6)	$1	$1
Prior service credit	—	—	2	3
Total	$(9)	$(6)	$3	$4

Segment and Geographic Reporting (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Segment Reporting [Abstract]
Schedule of Condensed Income Statement by Segment
Condensed statements of operations by reporting segment for the three and six months ended June 30, 2012 and 2011 are presented below:

	Three Months Ended June 30, 2012
	Investment	Automotive	Energy(1)	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
Revenues:
Net sales	$—	$1,704	$1,412	$—	$135	$86	$303	$3	$64	$—	$3,707
Other revenues from operations	—	—	—	164	20	—	—	20	—	—	204
Net gain from investment activities	280	—	—	—	—	—	—	—	—	(2)	278
Interest and dividend income	14	1	—	—	1	—	—	—	—	1	17
Other (loss) income, net	1	4	(2)	(6)	—	(2)	1	1	1	1	(1)
	295	1,709	1,410	158	156	84	304	24	65	—	4,205
Expenses:
Cost of goods sold	—	1,450	1,238	—	107	67	311	1	55	—	3,229
Other expenses from operations	—	—	—	82	14	—	—	12	—	—	108
Selling, general and administrative	8	186	36	64	8	11	7	4	9	4	337
Restructuring	—	8	—	—	—	—	—	—	1	—	9
Impairment	—	28	—	2	—	—	—	—	2	—	32
Interest expense	—	35	9	4	5	5	—	1	—	69	128
	8	1,707	1,283	152	134	83	318	18	67	73	3,843
Income (loss) before income tax (expense) benefit	287	2	127	6	22	1	(14)	6	(2)	(73)	362
Income tax (expense) benefit	—	29	(48)	(2)	(9)	—	—	—	—	118	88
Net income (loss)	287	31	79	4	13	1	(14)	6	(2)	45	450
Less: net income attributable to non-controlling interests	(171)	(9)	(22)	(2)	(6)	—	—	—	—	—	(210)
Net income (loss) attributable to Icahn Enterprises Holdings	$116	$22	$57	$2	$7	$1	$(14)	$6	$(2)	$45	$240

Supplemental information:
Capital expenditures	$—	$93	$31	$11	$78	$11	$7	$1	$—	$—	$232
Depreciation and amortization(2)	$—	$71	$30	$7	$6	$5	$6	$6	$2	$—	$133

	Three Months Ended June 30, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$1,800	$—	$94	$89	$288	$4	$82	$—	$—	$2,357
Other revenues from operations	—	—	145	18	—	—	20	—	—	—	183
Net gain from investment activities	575	—	—	—	—	—	—	—	15	—	590
Interest and dividend income	26	2	—	1	—	—	—	—	—	(2)	27
Other (loss) income, net	(19)	3	—	(3)	—	—	1	2	1	—	(15)
	582	1,805	145	110	89	288	25	84	16	(2)	3,142
Expenses:
Cost of goods sold	—	1,501	—	86	66	278	3	75	—	—	2,009
Other expenses from operations	—	—	79	13	—	—	12	—	—	—	104
Selling, general and administrative	9	185	61	5	11	7	4	15	7	—	304
Restructuring	—	—	—	—	—	—	—	1	—	—	1
Impairment	—	3	—	—	—	—	—	—	—	—	3
Interest expense	6	35	3	6	5	—	2	1	55	—	113
	15	1,724	143	110	82	285	21	92	62	—	2,534
Income (loss) before income tax (expense) benefit	567	81	2	—	7	3	4	(8)	(46)	(2)	608
Income tax (expense) benefit	—	(17)	1	—	(2)	—	—	—	(6)	—	(24)
Net income (loss)	567	64	3	—	5	3	4	(8)	(52)	(2)	584
Less: net (income) loss attributable to non-controlling interests	(278)	(18)	(2)	—	(1)	—	—	3	—	1	(295)
Net income (loss) attributable to Icahn Enterprises Holdings	$289	$46	$1	$—	$4	$3	$4	$(5)	$(52)	$(1)	$289

Supplemental information:
Capital expenditures	$—	$77	$10	$1	$9	$6	$—	$—	$—	$—	$103
Depreciation and amortization(2)	$—	$71	$8	$6	$4	$5	$6	$2	$—	$—	$102

	Six Months Ended June 30, 2012
	Investment	Automotive	Energy(1)	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
Revenues:
Net sales	$—	$3,468	$1,412	$—	$299	$169	$635	$3	$120	$—	$6,106
Other revenues from operations	—	—	—	319	37	—	—	40	—	—	396
Net gain from investment activities	330	—	—	—	—	—	—	—	—	6	336
Interest and dividend income	37	2	—	—	2	—	—	—	—	1	42
Other (loss) income, net	(1)	13	(2)	(8)	—	(2)	1	2	2	4	9
	366	3,483	1,410	311	338	167	636	45	122	11	6,889
Expenses:
Cost of goods sold	—	2,937	1,238	—	244	130	642	1	109	—	5,301
Other expenses from operations	—	—	—	162	28	—	—	24	—	—	214
Selling, general and administrative	11	387	36	126	14	24	14	7	19	8	646
Restructuring	—	14	—	—	—	—	—	—	2	—	16
Impairment	—	29	—	2	—	—	—	—	3	—	34
Interest expense	2	71	9	6	10	10	—	2	—	135	245
	13	3,438	1,283	296	296	164	656	34	133	143	6,456
Income (loss) before income tax (expense) benefit	353	45	127	15	42	3	(20)	11	(11)	(132)	433
Income tax (expense) benefit	—	20	(48)	(1)	(17)	(1)	4	—	—	161	118
Net income (loss)	353	65	79	14	25	2	(16)	11	(11)	29	551
Less: net income attributable to non-controlling interests	(205)	(19)	(22)	(4)	(11)	(1)	—	—	—	—	(262)
Net income (loss) attributable to Icahn Enterprises Holdings	$148	$46	$57	$10	$14	$1	$(16)	$11	$(11)	$29	$289

Supplemental information:
Capital expenditures	$—	$223	$31	$23	$119	$23	$9	$1	$—	$—	$429
Depreciation and amortization(2)	$—	$140	$30	$16	$11	$9	$12	$11	$4	$—	$233

	Six Months Ended June 30, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$3,524	$—	$163	$169	$567	$5	$180	$—	$—	$4,608
Other revenues from operations	—	—	302	34	—	—	40	—	—	—	376
Net gain from investment activities	1,191	—	—	—	—	—	—	—	25	(9)	1,207
Interest and dividend income	60	3	—	2	—	—	—	—	1	(5)	61
Other (loss) income, net	(48)	12	—	(5)	—	—	1	3	5	—	(32)
	1,203	3,539	302	194	169	567	46	183	31	(14)	6,220
Expenses:
Cost of goods sold	—	2,946	—	153	127	539	4	165	—	—	3,934
Other expenses from operations	—	—	163	26	—	—	23	—	—	—	212
Selling, general and administrative	22	374	129	12	22	13	8	31	12	—	623
Restructuring	—	1	—	—	—	—	—	3	—	—	4
Impairment	—	3	—	—	—	—	—	—	—	—	3
Interest expense	9	70	5	11	10	—	4	1	112	—	222
	31	3,394	297	202	159	552	39	200	124	—	4,998
Income (loss) before income tax (expense) benefit	1,172	145	5	(8)	10	15	7	(17)	(93)	(14)	1,222
Income tax (expense) benefit	—	(31)	3	3	(3)	(4)	—	—	(10)	—	(42)
Net income (loss)	1,172	114	8	(5)	7	11	7	(17)	(103)	(14)	1,180
Less: net (income) loss attributable to non-controlling interests	(630)	(31)	(5)	2	(2)	—	—	6	—	9	(651)
Net income (loss) attributable to Icahn Enterprises Holdings	$542	$83	$3	$(3)	$5	$11	$7	$(11)	$(103)	$(5)	$529

Supplemental information:
Capital expenditures	$—	$177	$13	$2	$14	$12	$—	$—	$—	$—	$218
Depreciation and amortization(2)	$—	$139	$18	$12	$8	$10	$11	$5	$—	$—	$203
(1) We consolidated CVR effective May 4, 2012.
(2) Excludes amounts related to the amortization of debt discounts and premiums.

Condensed statements of operations by reportable segment for the years ended December 31, 2011, 2010 and 2009 are presented below:

	Year Ended December 31, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$6,910	$—	$454	$339	$1,095	$8	$322	$—	$—	$9,128
Other revenues from operations	—	—	624	65	—	—	81	—	—	—	770
Net gain from investment activities	1,887	—	—	—	—	—	—	—	27	(9)	1,905
Interest and dividend income	110	6	1	3	—	—	—	—	2	(5)	117
Other (loss) income, net	(88)	21	(1)	(8)	(1)	1	1	3	7	—	(65)
	1,909	6,937	624	514	338	1,096	90	325	36	(14)	11,855
Expenses:
Cost of goods sold	—	5,822	—	411	263	1,068	3	305	—	—	7,872
Other expenses from operations	—	—	329	50	—	—	47	—	—	—	426
Selling, general and administrative	50	736	254	25	43	25	16	61	31	—	1,241
Restructuring	—	5	—	—	—	—	—	6	—	—	11
Impairment	—	48	5	—	—	—	—	18	—	—	71
Interest expense	15	141	9	20	21	—	6	1	222	—	435
	65	6,752	597	506	327	1,093	72	391	253	—	10,056
Income (loss) before income tax expense	1,844	185	27	8	11	3	18	(66)	(217)	(14)	1,799
Income tax (expense) benefit	—	(17)	(3)	(4)	(5)	3	—	—	(8)	—	(34)
Net income (loss)	1,844	168	24	4	6	6	18	(66)	(225)	(14)	1,765
Less: net (income) loss attributable to non-controlling interests	(971)	(47)	(11)	(2)	(2)	—	—	10	—	9	(1,014)
Net income (loss) attributable to Icahn Enterprises Holdings	$873	$121	$13	$2	$4	$6	$18	$(56)	$(225)	$(5)	$751

	Year Ended December 31, 2010
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$6,219	$—	$206	$316	$725	$9	$429	$—	$—	$7,904
Other revenues from operations	—	—	78	68	—	—	81	—	—	—	227
Net gain from investment activities	756	—	—	—	—	—	—	—	79	(21)	814
Interest and dividend income	178	5	—	4	—	—	—	—	5	(1)	191
Other income (loss), net	(29)	15	—	(8)	1	—	—	2	(26)	—	(45)
	905	6,239	78	270	317	725	90	431	58	(22)	9,091
Expenses:
Cost of goods sold	—	5,212	—	210	234	697	6	400	—	—	6,759
Other expenses from operations	—	—	41	55	—	—	48	—	—	—	144
Selling, general and administrative	59	704	37	26	46	23	19	75	28	—	1,017
Restructuring	—	8	—	—	—	—	—	8	—	—	16
Impairment	—	2	—	—	—	—	1	9	—	—	12
Interest expense	4	141	1	21	21	—	8	1	190	—	387
	63	6,067	79	312	301	720	82	493	218	—	8,335
Income (loss) before income tax (expense) benefit	842	172	(1)	(42)	16	5	8	(62)	(160)	(22)	756
Income tax (expense) benefit	(2)	(12)	—	15	(2)	(1)	—	—	(7)	—	(9)
Net income (loss) from continuing operations	840	160	(1)	(27)	14	4	8	(62)	(167)	(22)	747
Less: net (income) loss attributable to non-controlling interests from continuing operations	(492)	(44)	2	12	(4)	—	—	20	(52)	14	(544)
Net income (loss) attributable to Icahn Enterprises Holdings from continuing operations	$348	$116	$1	$(15)	$10	$4	$8	$(42)	$(219)	$(8)	$203

	Year Ended December 31, 2009
	Investment	Automotive	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
Revenues:
Net sales	$—	$5,330	$365	$299	$382	$15	$369	$—	$6,760
Other revenues from operations	—	—	58	—	—	81	—	—	139
Net gain from investment activities	1,379	—	24	—	—	—	—	3	1,406
Interest and dividend income	217	8	7	—	—	—	—	7	239
Other income (loss), net	(62)	59	(10)	(3)	2	—	13	—	(1)
	1,534	5,397	444	296	384	96	382	10	8,543
Expenses:
Cost of goods sold	—	4,538	329	220	403	14	338	—	5,842
Other expenses from operations	—	—	47	—	—	51	—	—	98
Selling, general and administrative	80	742	25	42	17	9	75	22	1,012
Restructuring	—	32	—	—	—	—	19	—	51
Impairment	—	17	—	1	13	2	8	—	41
Interest expense	4	135	21	16	—	9	1	126	312
	84	5,464	422	279	433	85	441	148	7,356
Income (loss) before income tax (expense) benefit	1,450	(67)	22	17	(49)	11	(59)	(138)	1,187
Income tax (expense) benefit	(2)	39	(7)	(2)	19	—	—	(3)	44
Net income (loss) from continuing operations	1,448	(28)	15	15	(30)	11	(59)	(141)	1,231
Less: net (income) loss attributable to non-controlling interests from continuing operations	(979)	(1)	(7)	(4)	—	—	19	—	(972)
Net income (loss) attributable to Icahn Enterprises Holdings from continuing operations	$469	$(29)	$8	$11	$(30)	$11	$(40)	$(141)	$259

Schedule of Condensed Financial Statements by Segment
Condensed balance sheets by reporting segment as of June 30, 2012 and December 31, 2011 are presented below:

	June 30, 2012
	Investment	Automotive	Energy	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
ASSETS
Cash and cash equivalents	$13	$716	$693	$225	$250	$38	$29	$54	$63	$1,128	$3,209
Cash held at consolidated affiliated partnerships and restricted cash	1,346	—	—	18	—	1	3	2	—	2	1,372
Investments	4,982	248	—	35	46	—	—	—	14	61	5,386
Accounts receivable, net	—	1,379	214	17	20	58	121	7	49	—	1,865
Inventories, net	—	988	514	—	110	59	128	—	63	—	1,862
Property, plant and equipment, net	—	1,862	2,588	422	302	145	138	673	87	3	6,220
Goodwill and intangible assets, net	—	1,779	1,249	69	7	13	28	83	3	—	3,231
Other assets	133	320	104	58	30	30	44	16	30	116	881
Total assets	$6,474	$7,292	$5,362	$844	$765	$344	$491	$835	$309	$1,310	$24,026
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	$334	$1,855	$1,442	$142	$146	$68	$74	$20	$38	$133	$4,252
Securities sold, not yet purchased, at fair value	548	—	—	—	—	—	—	—	—	—	548
Due to brokers	4	—	—	—	—	—	—	—	—	—	4
Post-employment benefit liability	—	1,237	—	—	9	54	3	—	—	—	1,303
Debt	—	2,788	907	171	275	216	4	74	—	3,761	8,196
Total liabilities	886	5,880	2,349	313	430	338	81	94	38	3,894	14,303

Equity attributable to Icahn Enterprises Holdings	2,076	1,019	2,081	355	186	1	410	741	271	(2,584)	4,556
Equity attributable to non-controlling interests	3,512	393	932	176	149	5	—	—	—	—	5,167
Total equity	5,588	1,412	3,013	531	335	6	410	741	271	(2,584)	9,723
Total liabilities and equity	$6,474	$7,292	$5,362	$844	$765	$344	$491	$835	$309	$1,310	$24,026

	December 31, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
ASSETS
Cash and cash equivalents	$7	$953	$150	$307	$66	$7	$216	$55	$517	$2,278
Cash held at consolidated affiliated partnerships and restricted cash	4,941	—	16	—	2	2	2	—	16	4,979
Investments	8,448	228	34	45	—	—	—	13	170	8,938
Accounts receivable, net	—	1,169	19	34	53	98	5	46	—	1,424
Inventories, net	—	956	—	96	53	163	—	76	—	1,344
Property, plant and equipment, net	—	1,855	416	194	131	134	679	93	3	3,505
Goodwill and intangible assets, net	—	1,808	77	7	14	30	87	3	—	2,026
Other assets	81	319	58	21	31	42	15	33	53	653
Total assets	$13,477	$7,288	$770	$704	$350	$476	$1,004	$319	$759	$25,147
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	$162	$1,875	$145	$110	$75	$85	$23	$36	$332	$2,843
Securities sold, not yet purchased, at fair value	4,476	—	—	—	—	—	—	—	—	4,476
Due to brokers	2,171	—	—	—	—	—	—	—	—	2,171
Post-employment benefit liability	—	1,272	—	9	56	3	—	—	—	1,340
Debt	—	2,798	49	275	216	4	75	—	3,046	6,463
Total liabilities	6,809	5,945	194	394	347	92	98	36	3,378	17,293

Equity attributable to Icahn Enterprises Holdings	3,282	967	402	172	(1)	384	906	283	(2,619)	3,776
Equity attributable to non-controlling interests	3,386	376	174	138	4	—	—	—	—	4,078
Total equity	6,668	1,343	576	310	3	384	906	283	(2,619)	7,854
Total liabilities and equity	$13,477	$7,288	$770	$704	$350	$476	$1,004	$319	$759	$25,147

Condensed balance sheets by reportable segment as of December 31, 2011 and 2010 are presented below:

	December 31, 2011
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Consolidated
	(in millions)
ASSETS
Cash and cash equivalents	$7	$953	$150	$307	$66	$7	$216	$55	$517	$2,278
Cash held at consolidated affiliated partnerships and restricted cash	4,941	—	16	—	2	2	2	—	16	4,979
Investments	8,448	228	34	45	—	—	—	13	170	8,938
Accounts receivable, net	—	1,169	19	34	53	98	5	46	—	1,424
Inventories, net	—	956	—	96	53	163	—	76	—	1,344
Property, plant and equipment, net	—	1,855	416	194	131	134	679	93	3	3,505
Goodwill and intangible assets, net	—	1,808	77	7	14	30	87	3	—	2,026
Other assets	81	319	58	21	31	42	15	33	53	653
Total assets	$13,477	$7,288	$770	$704	$350	$476	$1,004	$319	$759	$25,147
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	$162	$1,875	$145	$110	$75	$85	$23	$36	$332	$2,843
Securities sold, not yet purchased, at fair value	4,476	—	—	—	—	—	—	—	—	4,476
Due to brokers	2,171	—	—	—	—	—	—	—	—	2,171
Post-employment benefit liability	—	1,272	—	9	56	3	—	—	—	1,340
Debt	—	2,798	49	275	216	4	75	—	3,046	6,463
Total liabilities	6,809	5,945	194	394	347	92	98	36	3,378	17,293

Equity attributable to Icahn Enterprises Holdings	3,282	967	402	172	(1)	384	906	283	(2,619)	3,776
Equity attributable to non-controlling interests	3,386	376	174	138	4	—	—	—	—	4,078
Total equity	6,668	1,343	576	310	3	384	906	283	(2,619)	7,854
Total liabilities and equity	$13,477	$7,288	$770	$704	$350	$476	$1,004	$319	$759	$25,147

	December 31, 2010
	Investment	Automotive	Gaming	Railcar	Food Packaging	Metals	Real Estate	Home Fashion	Icahn Enterprises Holdings	Eliminations	Consolidated
	(in millions)
ASSETS
Cash and cash equivalents	$8	$1,105	$154	$319	$88	$17	$86	$32	$1,154	$—	$2,963
Cash held at consolidated affiliated partnerships and restricted cash	2,029	—	18	—	2	4	4	—	117	—	2,174
Investments	7,426	210	33	48	—	3	—	13	16	(279)	7,470
Accounts receivable, net	—	1,053	18	21	48	61	6	78	—	—	1,285
Inventories, net	—	847	—	50	55	87	—	124	—	—	1,163
Property, plant and equipment, net	—	1,802	421	181	109	115	700	124	3	—	3,455
Goodwill and intangible assets, net	—	1,915	79	7	17	8	97	5	—	—	2,128
Other assets	66	364	70	28	30	31	14	32	74	—	709
Total assets	$9,529	$7,296	$793	$654	$349	$326	$907	$408	$1,364	$(279)	$21,347
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	$574	$1,887	$154	$64	$72	$58	$27	$58	$227	$—	$3,121
Securities sold, not yet purchased, at fair value	1,219	—	—	—	—	—	—	—	—	—	1,219
Due to brokers	1,323	—	—	—	—	—	—	—	—	—	1,323
Post-employment benefit liability	—	1,219	—	7	44	2	—	—	—	—	1,272
Debt	—	2,787	62	275	216	2	111	—	3,045	—	6,498
Total liabilities	3,116	5,893	216	346	332	62	138	58	3,272	—	13,433

Equity attributable to Icahn Enterprises Holdings	2,576	1,010	122	167	10	264	769	313	(1,928)	(100)	3,203
Equity attributable to non-controlling interests	3,837	393	455	141	7	—	—	37	20	(179)	4,711
Total equity	6,413	1,403	577	308	17	264	769	350	(1,908)	(279)	7,914
Total liabilities and equity	$9,529	$7,296	$793	$654	$349	$326	$907	$408	$1,364	$(279)	$21,347

Reconciliation of Other Significant Reconciling Items from Segments to Consolidated [Table Text Block]
Total capital expenditures and depreciation and amortization by reportable segment were as follows for the periods indicated:

	Capital Expenditures			Depreciation and Amortization(1)
	Year Ended December 31,			Year Ended December 31,
	2011	2010(2)	2009	2011	2010(2)	2009
	(in millions)
Automotive	$348	$251	$176	$314	$333	$327
Gaming	34	6	—	34	5	—
Railcar	36	6	15	23	23	22
Food Packaging	37	20	24	17	14	15
Metals	25	21	12	23	18	13
Real Estate	1	1	1	23	23	25
Home Fashion	—	2	2	11	11	10
Icahn Enterprises Holdings	—	115	—	1	—	—
	$481	$422	$230	$446	$427	$412

(1)
Depreciation and amortization includes amortization expense related to debt of $36 million, $35 million and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively, which is included in interest expense in our consolidated statements of operations.

(2)	Gaming results are for the period November 15, 2010 through December 31, 2010.

Segment and Geographic Reporting Schedule of Geographic Information (Tables)	12 Months Ended
Dec. 31, 2011
Revenues from External Customers and Long-Lived Assets [Line Items]
Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas [Table Text Block]
The following table presents our segments' geographic net sales from external customers, other revenues from operations and property, plant and equipment, net for the periods indicated:

	Net Sales			Other Revenues From Operations			Property, Plant and Equipment, Net
	Year Ended December 31,			Year Ended December 31,			December 31,
	2011	2010	2009	2011	2010	2009	2011	2010
	(in millions)
United States	$4,453	$3,850	$3,325	$759	$221	$136	$1,997	$1,992
Germany	1,302	1,068	893	—	—	—	388	384
Other	3,373	2,986	2,542	11	6	3	1,120	1,079
	$9,128	$7,904	$6,760	$770	$227	$139	$3,505	$3,455

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
difference in book basis and tax basis of net assets not subject to income taxes [Table Text Block]
The difference between the book basis and the tax basis of our net assets, not directly subject to income taxes, is as follows:

	Year Ended December 31,
	2011	2010
	(in millions)
Book basis of net assets	$3,755	$3,183
Book/tax basis difference	(1,553)	(1,017)
Tax basis of net assets	$2,202	$2,166

Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
Our corporate subsidiaries recorded the following income tax (expense) benefit attributable to continuing operations for our taxable subsidiaries:

	Year Ended December 31,
	2011	2010	2009
Continuing Operations	(in millions)
Current:
Domestic	$(1)	$17	$(14)
International	(45)	(54)	(30)
Total current	(46)	(37)	(44)
Deferred:
Domestic	4	(15)	49
International	8	43	39
Total deferred	12	28	88
	$(34)	$(9)	$44

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
The tax effect of significant differences representing deferred tax assets (liabilities) (the difference between financial statement carrying value and the tax basis of assets and liabilities) is as follows:

	Year Ended December 31,
	2011	2010
	(in millions)
Deferred tax assets:
Property, plant and equipment	$180	$191
Net operating loss	873	866
Tax credits	120	118
Post-employment benefits, including pensions	412	366
Reorganization costs	78	115
Other	167	127
Total deferred tax assets	1,830	1,783
Less: Valuation allowance	(1,403)	(1,402)
Net deferred tax assets	$427	$381

Deferred tax liabilities:
Property, plant and equipment	$(115)	$(188)
Intangible assets	(263)	(266)
Investment in partnerships	(103)	—
Investment in U.S. subsidiaries	(366)	(367)
Other	(14)	(18)
Total deferred tax liabilities	(861)	(839)
	$(434)	$(458)

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
A reconciliation of the effective tax rate on continuing operations as shown in the consolidated statements of operations to the federal statutory rate is as follows:

	Years Ended December 31,
	2011	2010	2009
Federal statutory rate	35.0%	35.0%	35.0%
Foreign Operations	0.8	3.0	3.1
Valuation allowance	(0.6)	(5.7)	(0.4)
Gain on settlement of liabilities subject to compromise	(1.4)	—	(0.2)
Income not subject to taxation	(31.4)	(30.0)	(38.8)
Other	(0.5)	(1.1)	(2.4)
	1.9%	1.2%	(3.7)%

Schedule of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns Roll Forward [Table Text Block]
A summary of the changes in the gross amounts of unrecognized tax benefits for the fiscal years ended December 31, 2010, 2009 and 2008 are as follows:

	Years Ended December 31,
	2011	2010	2009
	(in millions)
Balance at January 1	$407	$430	$467
Addition based on tax positions related to the current year	7	7	20
Increase for tax positions of prior years	27	7	13
Decrease for tax positions of prior years	(20)	(9)	(45)
Decrease for statute of limitation expiration	(9)	(21)	(26)
Settlements	(21)	—	—
Impact of currency translation and other	(3)	(7)	1
Balance at December 31	$388	$407	$430

Accumulated Other Comprehensive Loss (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss) [Abstract]
Schedule of Accumulated Other Comprehensive Income (Loss)
Accumulated other comprehensive loss consists of the following:

	June 30, 2012	December 31, 2011
	(in millions)
Post-employment benefits, net of tax	$(406)	$(415)
Hedge instruments, net of tax	(66)	(80)
Translation adjustments and other, net of tax	(386)	(360)
	$(858)	$(855)

Accumulated other comprehensive loss consists of the following:

	December 31,
	2011	2010
	(in millions)
Post-employment benefits, net of tax	$(415)	$(283)
Hedge instruments, net of tax	(80)	(81)
Translation adjustments and other, net of tax	(360)	(233)
	$(855)	$(597)

Other (Loss) Income, Net (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Other (Loss) Income, Net [Abstract]
Schedule of Other Nonoperating Income (Expense)
Other (loss) income, net consists of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(in millions)
Loss on extinguishment of debt	$—	$—	$(2)	$—
Realized and unrealized loss on derivatives, net	(3)	—	(3)	—
Dividend expense related to securities sold, not yet purchased	(1)	(19)	(3)	(32)
(Loss) gain on disposition of assets	(2)	2	1	—
Appreciation on deferred management fee	—	—	—	(13)
Equity earnings from non-consolidated affiliates	13	8	24	16
Foreign currency translation loss	(5)	(5)	(7)	(6)
Other	(3)	(1)	(1)	3
	$(1)	$(15)	$9	$(32)

Other income (loss), net consists of the following:

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Gain on acquisition	$—	$16	$—
Loss on extinguishment of debt	—	(39)	(6)
Dividend expense related to securities sold, not yet purchased	(86)	(29)	(62)
Gain on disposition of assets	(4)	1	8
Equity earnings from non-consolidated affiliates	30	25	12
Foreign currency translation (loss) gain	(9)	(26)	3
Other	4	7	44
	$(65)	$(45)	$(1)

Commitments and Contingencies (Tables)	12 Months Ended	6 Months Ended
	Dec. 31, 2011	Jun. 30, 2012 Energy Segment [Member]
Unrecorded Unconditional Purchase Obligation [Line Items]
Contractual Obligation, Fiscal Year Maturity Schedule [Table Text Block]
The minimum required payments for CVR's lease agreements and unconditional purchase obligations are as follows:

	Operating Leases	Unconditional Purchase Obligations(1)
	(in millions)
Six months ending December 31, 2012	$5	$64
Year ending December 31, 2013	9	127
Year ending December 31, 2014	7	114
Year ending December 31, 2015	6	103
Year ending December 31, 2016	5	103
Thereafter	8	457
	$40	$968
(1)This amount includes $498 million payable ratably over nine years pursuant to petroleum transportation service agreements between CRRM and TransCanada Keystone Pipeline, LP ("TransCanada"). Under the agreements, CRRM will receive transportation for at least 25,000 barrels per day of crude oil with a delivery point at Cushing, Oklahoma for a term of ten years on TransCanada's Keystone pipeline system. CRRM began receiving crude oil under the agreements in the first quarter of fiscal 2011.

Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]
Future minimum lease payments under operating leases with initial terms of one or more years consist of the following at December 31, 2011:

Year	Amount
(in millions)
2012	$56
2013	50
2014	40
2015	30
2016	26
Thereafter	103
$305

Schedule I - Condensed Financial Information of Parent (Tables) (Parent Company [Member])	12 Months Ended
Dec. 31, 2011
Parent Company [Member]
Condensed Financial Statements, Captions [Line Items]
Financial Statement Schedule, Parent Company Balance Sheet [Table Text Block]
SCHEDULE I
ICAHN ENTERPRISES HOLDINGS L.P.
(Parent Company)
CONDENSED BALANCE SHEETS

	December 31,
	2011	2010
	(In Millions)
ASSETS
Cash and cash equivalents	$24	$204
Other assets	158	142
Investments in subsidiaries, net	6,805	6,072
Total Assets	$6,987	$6,418
LIABILITIES AND EQUITY
Accrued expenses and other liabilities	99	100
Debt	3,112	3,115
	3,211	3,215
Commitments and contingencies (Note 3)
Equity:
Limited partner	4,087	3,521
General partner	(311)	(318)
Total equity	3,776	3,203
Total Liabilities and Equity	$6,987	$6,418

Financial Statement Schedule, Parent Company Statement of Operations [Table Text Block]
SCHEDULE I
ICAHN ENTERPRISES HOLDINGS L.P.
(Parent Company)
CONDENSED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2011	2010	2009
	(In Millions)
Net gain from investment activities	$7	$2	$3
Interest and dividend income	3	4	32
Loss on extinguishment of debt	—	(39)	—
Equity in earnings of subsidiaries	976	445	371
Other income, net	14	11	8
	1,000	423	414
Interest expense	227	195	131
Selling, general and administrative	22	26	24
	249	221	155
Income from continuing operations	751	202	259
Income from discontinued operations	—	—	1
Net income	$751	$202	$260
Net income allocable to:
Limited partner	$748	$200	$239
General partner	3	2	21
	$751	$202	$260

Financial Statement Schedule, Parent Company Statement of Cash Flows [Table Text Block]
SCHEDULE I
ICAHN ENTERPRISES HOLDINGS L.P.
(Parent Company)
CONDENSED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2011	2010	2009
	(In Millions)
Cash flows from operating activities:
Net income	$751	$202	$260
Adjustments to reconcile net income to net cash used in operating activities:
Equity in income of subsidiary	(976)	(445)	(371)
Investment gains	(7)	(2)	(3)
Depreciation and amortization	2	5	5
Loss on extinguishment of debt	—	39	—
Other, net	—	26	9
Change in operating assets and liabilities	(10)	29	11
Net cash used in operating activities	(240)	(146)	(89)
Cash flows from investing activities:
Net investment in subsidiaries	109	(855)	(207)
Capital expenditures	—	—	(1)
Purchase of marketable equity and debt securities	—	—	—
Proceeds from marketable equity and debt securities	—	65	172
Other, net	2	2	1
Net cash provided by (used in) investing activities	111	(788)	(35)
Cash flows from financing activities:
Partnership distributions	(48)	(85)	(77)
Partner contribution	—	3	—
Proceeds from borrowings	—	2,487	—
Repayments of borrowings	(3)	(1,349)	(8)
Net cash provided by (used in) financing activities	(51)	1,056	(85)
Net change in cash and cash equivalents	(180)	122	(209)
Cash and cash equivalents, beginning of period	204	82	291
Cash and cash equivalents, end of period	$24	$204	$82

Financial Statement Schedule, Parent Company Debt Note [Table Text Block]
Debt consists of the following (in millions):

	December 31,
	2011	2010
	(in millions)
Senior unsecured variable rate convertible notes due 2013	$556	$556
Senior unsecured 8% notes due 2018	1,444	1,444
Senior unsecured 7.75% notes due 2016	1,046	1,045
Mortgages payable	66	70
Total debt	$3,112	$3,115

Description of Business and Basis of Presentation (Details) (USD $)	1 Months Ended							6 Months Ended		12 Months Ended			6 Months Ended	12 Months Ended			6 Months Ended	2 Months Ended	6 Months Ended	3 Months Ended	12 Months Ended	6 Months Ended	3 Months Ended	12 Months Ended	6 Months Ended
	Jan. 20, 2012	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Restricted cash [Member]	Dec. 31, 2011 Restricted cash [Member]	Dec. 31, 2010 Restricted cash [Member]	Jun. 30, 2012 Icahn Enterprises G.P. [Member]	Jun. 30, 2012 Principal Owners and Affiliates [Member]	Dec. 31, 2011 Principal Owners and Affiliates [Member]	Dec. 31, 2010 Principal Owners and Affiliates [Member]	Dec. 31, 2011 Icahn Enterprises G.P. [Member]	Jun. 30, 2012 Icahn Enterprises L.P. [Member]	Dec. 31, 2011 Icahn Enterprises Holdings [Member]	Jun. 30, 2012 Icahn Enterprises Holdings [Member]	Dec. 31, 2010 Icahn Enterprises Holdings [Member]	Jun. 30, 2012 Icahn Enterprises G.P. [Member]	Jun. 30, 2012 Energy Segment [Member]	Jun. 30, 2012 Nitrogen Fertilizer [Member] Energy Segment [Member]	Mar. 31, 2011 Minimum [Member]	Dec. 31, 2010 Minimum [Member]	Jun. 30, 2012 Minimum [Member] Refineries [Member] Energy Segment [Member]	Mar. 31, 2011 Maximum [Member]	Dec. 31, 2010 Maximum [Member]	Jun. 30, 2012 Maximum [Member] Refineries [Member] Energy Segment [Member]
Entity Information [Line Items]
Parent company ownership interest in Icahn Enterprises Holdings									93.00%	92.60%	92.60%		99.00%	99.00%
General partner ownership percentage in Icahn Enterprises Holdings								1.00%				1.00%
General partner ownership interest in Icahn Enterprises																	1.00%
Aggregate depositary units of Icahn Enterprises distributed in connection with rights offering	13,590,238
Proceeds from Icahn Enterprises' rights offering	$ 500,000,000
Carrying value of long-term debt		8,196,000,000	6,463,000,000	6,498,000,000										3,046,000,000	3,761,000,000	3,045,000,000		907,000,000
Fair value of long-term debt		8,400,000,000	6,500,000,000	6,100,000,000
Cash held at consolidated affiliated partnerships and restricted cash		1,372,000,000	4,979,000,000	2,174,000,000	1,000,000,000	4,800,000,000	1,600,000,000							16,000,000	2,000,000	117,000,000		0
Planned major maintenance																		$ 2,000,000
Planned major maintenance (in years)																			2 years			4 years			5 years
Incentive allocation percentage																				15.00%	15.00%		25.00%	25.00%
Special Profits Interest Allocations percentage																				1.50%	1.50%		2.50%	2.50%

Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended
	Dec. 31, 2011 Automotive Segment [Member]	Dec. 31, 2010 Automotive Segment [Member]	Dec. 31, 2009 Automotive Segment [Member]	Mar. 31, 2011 Minimum [Member]	Dec. 31, 2010 Minimum [Member]	Mar. 31, 2011 Maximum [Member]	Dec. 31, 2010 Maximum [Member]	Jun. 30, 2012 Icahn Enterprises G.P. [Member]	Dec. 31, 2011 General partner [Member]	Dec. 31, 2011 Limited partner [Member]
General partner ownership percentage in Icahn Enterprises Holdings								1.00%
Special Profits Interest Allocations percentage				1.50%	1.50%	2.50%	2.50%
allocation of income and expenses among partners									1.00%	99.00%
Incentive allocation percentage				15.00%	15.00%	25.00%	25.00%
Research and development as a percentage of OE sales	3.80%	4.00%	4.70%
Research and Development Expense	$ 172	$ 156	$ 140

Acquisition Purchase Price Allocation Table (Details) (USD $) In Millions, unless otherwise specified	10 Months Ended			12 Months Ended
	Nov. 15, 2010 Tropicana [Member]	May 04, 2012 Energy Segment [Member] CVR Energy, Inc. [Member]		Dec. 31, 2010 Gaming Segment [Member] Tropicana [Member]	Nov. 15, 2010 Gaming Segment [Member] Tropicana [Member]
Preliminary purchase price allocation: [Abstract]
Cash and cash equivalents					$ 164
Restricted cash					18
Accounts receivable, net					35
Property, plant and equipment, net		2,587			424
Intangible assets		358			79
Other assets					86
Assets acquired					806
Accounts payable					62
Accrued expenses and other liabilities					97
Debt		(912)			134
Deferred tax liabilities		(827)
Other assets and liabilities, net		805
Liabilities assumed					293
Fair value of identifiable net assets acquired		2,011			513
Fair value of non-controlling interests		(773)			237	[1]
business combination, net assets acquired net of non-controlling interest					276
IEP Parties equity interest in CVR prior to acquisition of controlling interest		378	[2]		251
Business Acquisition, Cost of Acquired Entity, Cash Paid		1,754			9
Fair value basis upon acquisition of controlling interest in Tropicana					260
Gain on acquisition	74			16 [3]
Business Acquisition, Purchase Price Allocation, Goodwill Amount		894
Total purchase price		$ 2,132
Noncontrolling interest, ownership percentage by noncontrolling owners of consolidated subsidiary					48.55%
Business combination, lack of control discount					5.00%

[1]	Fair value of non-controlling interests was based on the fair value of Tropicana's equity multiplied by 48.55%, the portion owned by the non-controlling interests, less a discount of 5% attributed to the lack of control and marketability due to the fact that non-controlling interests are held by public shareholders who do not have the ability to directly affect the cash flows of Tropicana. The 5% discount was based on the average trading price of all U.S. closed-end funds compared to their net asset values as of November 15, 2010 (date of acquisition).
[2]	Based on the Offer price of $30 per share of CVR common stock.
[3]	Included in other income (loss), net in our consolidated statements of operations.

Acquisition Pro Forma Table (Details) (CVR Energy, Inc. [Member], USD $) In Millions, unless otherwise specified	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
CVR Energy, Inc. [Member]
Business Acquisition [Line Items]
Revenues	$ 9,547	$ 10,061
Net income	490	1,385
Net income attributable to Icahn Enterprises Holdings	$ 262	$ 682

Acquisition Narrative (Details) (USD $) In Millions, except Share data, unless otherwise specified	0 Months Ended	3 Months Ended		6 Months Ended		12 Months Ended			6 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	0 Months Ended	6 Months Ended	0 Months Ended				0 Months Ended		6 Months Ended			0 Months Ended	4 Months Ended
	May 24, 2012	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jun. 30, 2012 Principal Owners and Affiliates [Member]	Dec. 31, 2011 Principal Owners and Affiliates [Member]	Dec. 31, 2010 Principal Owners and Affiliates [Member]	Jun. 30, 2012 Energy Segment [Member]	Jun. 30, 2012 Energy Segment [Member]	May 04, 2012 CVR Energy, Inc. [Member] cash_contingent_payments	Jun. 30, 2012 CVR Energy, Inc. [Member]	May 04, 2012 CVR Energy, Inc. [Member] Maximum [Member]	May 04, 2012 CVR Energy, Inc. [Member] Energy Segment [Member]	May 04, 2012 CVR Energy, Inc. [Member] Energy Segment [Member] Petroleum [Member]	May 04, 2012 CVR Energy, Inc. [Member] Energy Segment [Member] Nitrogen Fertilizer [Member]	May 04, 2012 CVR Partners, LP [Member] Energy Segment [Member]	May 07, 2012 IEP Energy [Member] Principal Owners and Affiliates [Member]	Jun. 30, 2012 IEP Energy [Member] Principal Owners and Affiliates [Member]	Jun. 30, 2012 IEP Energy [Member] CVR Energy, Inc. [Member]	May 04, 2012 IEP Energy [Member] CVR Energy, Inc. [Member]	May 04, 2012 IEP Parties [Member] CVR Energy, Inc. [Member]	May 03, 2012 CVR Energy, Inc. [Member]
Business Acquisition [Line Items]
Business Acquisition, Share Price														$ 30
Number of cash contingent payment rights (in ones)														1
Common shares of CVR tendered														48,112,317
Percentage of CVR shares tendered																								55.00%
Percentage of equity ownership in subsidiary																				70.00%			82.00%		70.00%
Affiliate ownership interest									93.00%	92.60%	92.60%										6.40%	6.40%
Business Combination, Acquisition Related Costs															$ 1
Acquisition-date fair value of equity interest in CVR held by IEP Energy immediately before the acquisition date														378
Gain on acquisition														(1)
Solicitation period from third party to acquire	60 days
CCP valuation assumption, expected life of CCP															3 months 18 days
Net gain from investment activities		278	590	336	1,207	1,905	814	1,406				0 [1]	0 [1]													102
Business Acquisition, Purchase Price Allocation, Goodwill Amount																	894	652	242
Goodwill recognized, expected to be tax deductible																	$ 0
EBITDA multiple used to calculate fair value of non-controlling interest in CVR																6.5

[1]	We consolidated CVR effective May 4, 2012.

Operating Units (Details) (USD $)	3 Months Ended			6 Months Ended		12 Months Ended				0 Months Ended					0 Months Ended	6 Months Ended	12 Months Ended	1 Months Ended		3 Months Ended		6 Months Ended		12 Months Ended			6 Months Ended	12 Months Ended	1 Months Ended		6 Months Ended	12 Months Ended				6 Months Ended	12 Months Ended				6 Months Ended		12 Months Ended													3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended		6 Months Ended		0 Months Ended			6 Months Ended	12 Months Ended	60 Months Ended	3 Months Ended			6 Months Ended		12 Months Ended				3 Months Ended		6 Months Ended		12 Months Ended							0 Months Ended		6 Months Ended		12 Months Ended	6 Months Ended	12 Months Ended		10 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jun. 30, 2011 Investment Funds [Member]	Apr. 29, 2011 Investment Funds [Member]	Jun. 30, 2012 Investment Funds [Member]	Dec. 31, 2011 Investment Funds [Member]	Dec. 31, 2010 Investment Funds [Member]	Jun. 30, 2011 Investment Funds [Member] Exit Facility [Member]	Jun. 30, 2012 ARI [Member]	Dec. 31, 2011 ARI [Member]	Apr. 30, 2012 Federal-Mogul [Member]	Feb. 29, 2012 Federal-Mogul [Member]	Jun. 30, 2012 Federal-Mogul [Member]	Jun. 30, 2011 Federal-Mogul [Member]	Jun. 30, 2012 Federal-Mogul [Member]	Jun. 30, 2011 Federal-Mogul [Member]	Dec. 31, 2011 Federal-Mogul [Member]	Dec. 31, 2010 Federal-Mogul [Member]	Dec. 31, 2009 Federal-Mogul [Member]	Jun. 30, 2012 CVR Energy, Inc. [Member]	Dec. 31, 2011 WPI [Member]	Apr. 30, 2011 Tropicana [Member]	Nov. 30, 2010 Tropicana [Member]	Jun. 30, 2012 Tropicana [Member] slot_machines table_games sqft hotel_rooms casinos	Dec. 31, 2011 Tropicana [Member]	Dec. 31, 2010 Tropicana [Member] hotel_rooms table_games slot_machines sqft	Nov. 15, 2010 Tropicana [Member]	Dec. 29, 2009 Tropicana [Member] Exit Facility [Member]	Jun. 30, 2012 Viskase [Member] manufacturing_facilities distribution_centers	Dec. 31, 2011 Viskase [Member] distribution_centers manufacturing_facilities	Jun. 30, 2012 Real Estate [Member] real_estate_properties	Dec. 31, 2011 Real Estate [Member] real_estate_properties	Dec. 31, 2010 Real Estate [Member]	Jun. 30, 2012 WestPoint Home [Member] Top five customers [Member]	Jun. 30, 2011 WestPoint Home [Member] Top five customers [Member]	Dec. 31, 2011 WestPoint Home [Member] Top five customers [Member]	Dec. 31, 2010 WestPoint Home [Member] Group of Customers, Group two [Member]	Dec. 31, 2009 WestPoint Home [Member] Group of Customers, Group two [Member]	Jun. 30, 2012 NEVADA Tropicana [Member] casinos	Jun. 30, 2012 MISSISSIPPI Tropicana [Member] casinos	Jun. 30, 2012 INDIANA Tropicana [Member] casinos	Jun. 30, 2012 LOUISIANA Tropicana [Member] casinos	Jun. 30, 2012 NEW JERSEY Tropicana [Member] casinos	Jun. 30, 2012 ARUBA Tropicana [Member] casinos	Jun. 30, 2012 MASSACHUSETTS Real Estate [Member] real_estate_property_units	Dec. 31, 2011 MASSACHUSETTS Real Estate [Member] real_estate_property_units	Jun. 30, 2012 FLORIDA Real Estate [Member] real_estate_property_units	Dec. 31, 2011 FLORIDA Real Estate [Member] real_estate_property_units	Jun. 30, 2012 Automotive Segment [Member]	Jun. 30, 2011 Automotive Segment [Member]	Jun. 30, 2012 Automotive Segment [Member]	Jun. 30, 2011 Automotive Segment [Member]	Dec. 31, 2011 Automotive Segment [Member]	Dec. 31, 2010 Automotive Segment [Member]	Dec. 31, 2009 Automotive Segment [Member]	Jun. 30, 2012 Energy Segment [Member]		Jun. 30, 2012 Energy Segment [Member]		May 04, 2012 Energy Segment [Member] CVR Partners, LP [Member]	May 04, 2012 Energy Segment [Member] CVR Energy, Inc. [Member]	Jun. 30, 2012 Energy Segment [Member] Crude Oil Gathering [Member]	Jun. 30, 2012 Energy Segment [Member] Nitrogen Fertilizer [Member] T	Dec. 31, 2011 Energy Segment [Member] Nitrogen Fertilizer [Member] T	Jun. 30, 2012 Energy Segment [Member] Nitrogen Fertilizer [Member] T	Jun. 30, 2012 Gaming Segment [Member]	Dec. 31, 2011 Gaming Segment [Member]	Jun. 30, 2011 Gaming Segment [Member]	Jun. 30, 2012 Gaming Segment [Member]	Jun. 30, 2011 Gaming Segment [Member]	Dec. 31, 2011 Gaming Segment [Member]	Dec. 31, 2010 Gaming Segment [Member]		Dec. 31, 2009 Gaming Segment [Member]	Jun. 30, 2012 Home Fashion Segment [Member]	Jun. 30, 2011 Home Fashion Segment [Member]	Jun. 30, 2012 Home Fashion Segment [Member]	Jun. 30, 2011 Home Fashion Segment [Member]	Dec. 31, 2011 Home Fashion Segment [Member]	Dec. 31, 2010 Home Fashion Segment [Member]	Dec. 31, 2009 Home Fashion Segment [Member]	Jun. 30, 2012 Coffeyville, Kansas [Member] Energy Segment [Member] Petroleum [Member] bbl	Jun. 30, 2012 Coffeyville, Kansas [Member] Energy Segment [Member] Pipeline Transportation of Crude Oil [Member] miles	Jun. 30, 2012 Wynnewood, Oklahoma [Member] Energy Segment [Member] Petroleum [Member] bbl	Jun. 30, 2012 Cushing, Oklahoma [Member] Energy Segment [Member] Petroleum [Member] bbl	Jul. 02, 2012 Pending Business Acquisition [Member] Federal-Mogul [Member]	Dec. 31, 2011 venezuala [Member] Automotive Segment [Member]	Jun. 30, 2012 PHILIPPINES Viskase [Member]	Jun. 30, 2012 Employee Severance [Member] Federal-Mogul [Member]	Dec. 31, 2011 Employee Severance [Member] Automotive Segment [Member]	Jun. 30, 2012 Facility Closing [Member] Federal-Mogul [Member]	Dec. 31, 2011 Facility Closing [Member] Automotive Segment [Member]	Aug. 08, 2005 WPI [Member] Home Fashion Segment [Member]	Nov. 15, 2010 Tropicana [Member]	Dec. 31, 2010 Tropicana [Member] Gaming Segment [Member]	Nov. 15, 2010 Tropicana [Member] Gaming Segment [Member]	Dec. 20, 2006 Series A Preferred Stock [Member] Home Fashion Segment [Member]	Dec. 20, 2006 Series A Preferred Stock [Member] WPI [Member] Home Fashion Segment [Member]	Dec. 20, 2006 Series B Preferred Stock [Member] Home Fashion Segment [Member]	Dec. 20, 2006 Series B Preferred Stock [Member] WPI [Member] Home Fashion Segment [Member]
Operting Unit Information [Line Items]
Special Profit Interest Allocation			$ 9,000,000				$ 45,000,000	$ 154,000,000
Incentive Allocation			7,000,000				5,000,000	0
Fair value of investment in Funds												2,100,000,000	3,100,000,000	2,600,000,000
Percentage of equity ownership in subsidiary																55.60%	55.50%					77.20%		77.20%			76.80%	100.00%		51.50%	65.10%	65.10%				71.40%																															70.00%
Gross accounts receivable factored																				207,000,000		207,000,000		203,000,000	211,000,000
Gross accounts receivable factored, qualifying as sales																				207,000,000		207,000,000		202,000,000	210,000,000
Outstanding transferred receivables for which cash had not yet been drawn																				0		0		0	1,000,000
Proceeds from factoring qualifying as sales																				363,000,000	510,000,000	776,000,000	923,000,000	1,700,000,000	1,300,000,000
Accounts receivable discount expense																				2,000,000	3,000,000	3,000,000	5,000,000	9,000,000	6,000,000	4,000,000
Maximum exposures to accounts receivable factoring and securitization facilities																				23,000,000		23,000,000		23,000,000	32,000,000
Cumulative restructuring charges																																																												157,000,000																										91,000,000											147,000,000		10,000,000
Restructuring accrual																																																												8,000,000	24,000,000
Restructuring charges	9,000,000	1,000,000		16,000,000	4,000,000	11,000,000	16,000,000	51,000,000												8,000,000	0	14,000,000	1,000,000	5,000,000	8,000,000	32,000,000																														8,000,000	0	14,000,000	1,000,000	5,000,000	8,000,000	32,000,000	0	[1]	0	[1]							0		0	0	0	0	0			1,000,000	1,000,000	2,000,000	3,000,000	6,000,000	8,000,000	19,000,000
Payments for Restructuring																																																												21,000,000
Restructuring Reserve, Accrual Adjustment																								4,000,000	8,000,000	47,000,000
foreign currency exchange expense, devaluation of venezual currency																																																													25,000,000
Cash and cash equivalents	3,209,000,000	2,607,000,000		3,209,000,000	2,607,000,000	2,278,000,000	2,963,000,000	2,256,000,000	2,917,000,000																																															716,000,000		716,000,000		953,000,000	1,105,000,000		693,000,000		693,000,000								225,000,000	150,000,000		225,000,000		150,000,000	154,000,000			63,000,000		63,000,000		55,000,000	32,000,000							12,000,000
Impairment	32,000,000	3,000,000		34,000,000	3,000,000	71,000,000	12,000,000	41,000,000																																																28,000,000	3,000,000	29,000,000	3,000,000	48,000,000	2,000,000	17,000,000	0	[1]	0	[1]							2,000,000		0	2,000,000	0	5,000,000	0			2,000,000	0	3,000,000	0	18,000,000	9,000,000	8,000,000
Indefinite-lived Intangible Assets, Impairment Losses																																																												37,000,000
Impairment of property, plant, and equipment				19,000,000		32,000,000	7,000,000																																																					11,000,000	7,000,000													5,000,000
Goodwill, Impairment Loss																																																													5,000,000
Restructuring and Related Cost, Expected Cost						2,000,000																42,000,000																																																																										31,000,000		11,000,000
Cash advances from insurance carrier																		5,000,000	25,000,000
Insurance recoverables																				0		0		21,000,000
Business Acquisition, Expected Annualized Revenue Increase																																																																																													80,000,000
Barrels per day																																																																					40,000																				115,000	145,000	70,000
Crude oil pipeline, length, miles																																																																																										350
Storage capacity, barrels of oil																																																																																									1,200,000		500,000	1,000,000
Production, Barrels of Oil, Leased Storage Capacity																																																																																												3,300,000
Tons of ammonia per day																																																																						1,225		1,225
Tons of UAN per day																																																																						2,025		2,025
Cubic feet of hydrogen per day																																																																						84,000,000		84,000,000
Tons of ammonia																																																																							411,189
Ammonia upgraded into UAN, percentage																																																																							72.00%
Tons of UAN																																																																							714,130
Plant expansion program, term, years																																																																						2 years
Planned annual increase in UAN production, next two years																																																																						400,000		400,000
Planned annual increase in UAN production, next two years, percentage																																																																						50.00%		50.00%
Percentage of pet coke utilized by nitrogen fertlizer plant produced and supplied by subsidiary																																																																								70.00%
Number of casinos operated by subsidiary																															8															3	1	1	1	1	1
Square feet of gaming space																															381,000		414,000
Number of slot machines																															7,128		7,583
Number of table games																															229		231
Number of hotel rooms																															6,045		6,060
Shares of stock acquired in subsidiary																																		668,000
Shares of subsidiary stock owned																																		13,538,446
Distribution-in-kind received, shares											13,538,446
Distribution-in-kind received, value											216,000,000				71,000,000
Redemption value of limited and general partnership interest in subsidiary										71,000,000	216,000,000
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Changes, Additional Interest Issued to Parent																													27,000,000
Consolidation, Less than Wholly Owned Subsidiary, Non-controlling Interest, Changes, Due to additional interests acquired by controlling enity																													27,000,000
Percentage of loans held by related entity																																			50.00%
Acquisition-date fair value of equity interest in Tropicana held by Icahn Enterprises Holdings immediately before the acquisition date																																																																																																					251,000,000
Business acquisition, step acquisition, remeasurement gain on previously held equity interest																																																																																																					74,000,000	16,000,000 [2]
Manufacturing facilities operated by subsidiary																																				8	7
Distribution centers operated by subsidiary																																				10	10
Percentage of net sales from customers located outside the United States																																				69.00%	71.00%
Capital investment, including machinery	232,000,000	103,000,000		429,000,000	218,000,000	481,000,000	422,000,000	230,000,000																																																93,000,000	77,000,000	223,000,000	177,000,000	348,000,000	251,000,000	176,000,000	31,000,000	[1]	31,000,000	[1]							11,000,000		10,000,000	23,000,000	13,000,000	34,000,000	6,000,000	[3]	0	0	0	0	0	0	2,000,000	2,000,000							5,000,000
Total capital investment to date on project																																																																																															11,000,000
Anticipated additional equipment expenditures for remainder of 2012 through December 31, 2016																																																																																															5,000,000
Number of rental real estate properties																																						30	30
Number of Units of Residential Housing in Future Development																																																				324	324	870	870
Pledged net investment in financing leases and net rental real estate leasted to others																																						75,000,000	77,000,000	106,000,000
Percentage of subsidiary net sales attributable to top customers																																									61.00%	52.00%	63.00%	64.00%	59.00%
Future Minimum Lease Receipts [Abstract]
2012						52,000,000
2013						52,000,000
2014						48,000,000
2015						48,000,000
2016						46,000,000
Thereafter						178,000,000
Future minimum required payments, financing and operating leases						424,000,000
Business Acquisition, Common Shares Acquired																																																																																																				13,200,000
Business Acquisition, Percentage of Voting Interests Acquired																																																																																																				67.70%
Common Stock, Shares, Outstanding																																																																																																				19,500,000
Rights to acquire additional interest in consolidated subsidiary																																																																																																				10,500,000
Rights to acquire additional interest in consolidated subsidiary, price per share																																																																																																				$ 8.772
Business combination, preferred shares acquired																																																																																																									1,000,000		1,000,000
Business Acquisition, Cost of Acquired Entity, Cash Paid																																																																																																							$ 9,000,000		$ 100,000,000		$ 100,000,000
Business Acquisition, Share Price																																																																				$ 30																																					$ 100		$ 100
Preferred stock dividend rate																																																																																																									4.50%		4.50%
Preferred stock conversion price per share																																																																																																								$ 10.5		$ 10.5

[1]	We consolidated CVR effective May 4, 2012.
[2]	Included in other income (loss), net in our consolidated statements of operations.
[3]	Gaming results are for the period November 15, 2010 through December 31, 2010.

Related Party Transactions (Details) (USD $) In Millions, except Share data, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Dec. 31, 2011 Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Dec. 31, 2010 Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Jun. 30, 2012 ARL [Member]	Dec. 31, 2011 ARL [Member]	Dec. 31, 2010 Icahn Fund Ltd. [Member] Icahn Management [Member]	Jun. 30, 2012 Icahn Capital [Member] Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Jun. 30, 2011 Icahn Capital [Member] Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Jun. 30, 2012 Icahn Capital [Member] Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Jun. 30, 2011 Icahn Capital [Member] Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Dec. 31, 2011 Icahn Capital [Member] Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Dec. 31, 2010 Icahn Capital [Member] Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Dec. 31, 2009 Icahn Capital [Member] Principal Owners and Affiliates [Member] Expense Sharing Agreement [Member]	Jun. 30, 2012 Icahn Capital [Member] Principal Owners and Affiliates [Member] Investment-Related Expenses [Member]	Jun. 30, 2011 Icahn Capital [Member] Principal Owners and Affiliates [Member] Investment-Related Expenses [Member]	Jun. 30, 2012 Icahn Capital [Member] Principal Owners and Affiliates [Member] Investment-Related Expenses [Member]	Jun. 30, 2011 Icahn Capital [Member] Principal Owners and Affiliates [Member] Investment-Related Expenses [Member]	Dec. 31, 2011 Icahn Capital [Member] Principal Owners and Affiliates [Member] Investment-Related Expenses [Member]	Dec. 31, 2010 Icahn Capital [Member] Principal Owners and Affiliates [Member] Investment-Related Expenses [Member]	Dec. 31, 2009 Icahn Capital [Member] Principal Owners and Affiliates [Member] Investment-Related Expenses [Member]	Jun. 30, 2012 Icahn Capital [Member] Investment Funds [Member] Expense Sharing Agreement [Member]	Jun. 30, 2011 Icahn Capital [Member] Investment Funds [Member] Expense Sharing Agreement [Member]	Jun. 30, 2012 Icahn Capital [Member] Investment Funds [Member] Expense Sharing Agreement [Member]	Jun. 30, 2011 Icahn Capital [Member] Investment Funds [Member] Expense Sharing Agreement [Member]	Dec. 31, 2011 Icahn Capital [Member] Investment Funds [Member] Expense Sharing Agreement [Member]	May 07, 2012 IEP Energy [Member] Principal Owners and Affiliates [Member]	Apr. 02, 2011 Investment Funds [Member] Principal Owners and Affiliates [Member]	Jun. 30, 2012 Investment Funds [Member] Principal Owners and Affiliates [Member]	Dec. 31, 2011 Investment Funds [Member] Principal Owners and Affiliates [Member]	Dec. 31, 2010 Investment Funds [Member] Principal Owners and Affiliates [Member]	Jun. 30, 2012 ARI [Member] ARL [Member]	Dec. 31, 2011 ARI [Member] ARL [Member]	Dec. 31, 2010 ARI [Member] ARL [Member]	Jun. 30, 2012 ARI [Member] ARL [Member] Railcar Services [Member]	Jun. 30, 2011 ARI [Member] ARL [Member] Railcar Services [Member]	Jun. 30, 2012 ARI [Member] ARL [Member] Railcar Services [Member]	Jun. 30, 2011 ARI [Member] ARL [Member] Railcar Services [Member]	Dec. 31, 2011 ARI [Member] ARL [Member] Railcar Services [Member]	Dec. 31, 2010 ARI [Member] ARL [Member] Railcar Services [Member]	Dec. 31, 2009 ARI [Member] ARL [Member] Railcar Services [Member]	Jun. 30, 2012 ARI [Member] ARL [Member] Railcars Sales [Member]	Jun. 30, 2011 ARI [Member] ARL [Member] Railcars Sales [Member]	Jun. 30, 2012 ARI [Member] ARL [Member] Railcars Sales [Member]	Jun. 30, 2011 ARI [Member] ARL [Member] Railcars Sales [Member]	Dec. 31, 2011 ARI [Member] ARL [Member] Railcars Sales [Member]	Dec. 31, 2010 ARI [Member] ARL [Member] Railcars Sales [Member]	Dec. 31, 2009 ARI [Member] ARL [Member] Railcars Sales [Member]	Dec. 31, 2011 Icahn Enterprises Holdings [Member]	Jun. 30, 2012 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Non-exclusive use of office space expense [Member]	Jun. 30, 2011 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Non-exclusive use of office space expense [Member]	Jun. 30, 2012 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Non-exclusive use of office space expense [Member]	Jun. 30, 2011 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Non-exclusive use of office space expense [Member]	Dec. 31, 2011 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Non-exclusive use of office space expense [Member]	Dec. 31, 2010 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Non-exclusive use of office space expense [Member]	Dec. 31, 2009 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Non-exclusive use of office space expense [Member]	Jun. 30, 2012 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Professional Services [Member]	Jun. 30, 2011 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Professional Services [Member]	Jun. 30, 2012 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Professional Services [Member]	Jun. 30, 2011 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Professional Services [Member]	Dec. 31, 2011 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Professional Services [Member]	Dec. 31, 2010 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Professional Services [Member]	Dec. 31, 2009 Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member] Professional Services [Member]	Jun. 30, 2011 Icahn Enterprises Holdings [Member] Other Affiliates [Member] Non-exclusive use of office space expense [Member]	Jun. 30, 2011 Icahn Enterprises Holdings [Member] Other Affiliates [Member] Non-exclusive use of office space expense [Member]	Jun. 30, 2012 Icahn Enterprises Holdings [Member] XO Holdings [Member] Telecommunication Services [Member]	Jun. 30, 2011 Icahn Enterprises Holdings [Member] XO Holdings [Member] Telecommunication Services [Member]	Jun. 30, 2012 Icahn Enterprises Holdings [Member] XO Holdings [Member] Telecommunication Services [Member]	Jun. 30, 2011 Icahn Enterprises Holdings [Member] XO Holdings [Member] Telecommunication Services [Member]	Dec. 31, 2011 Icahn Enterprises Holdings [Member] XO Holdings [Member] Telecommunication Services [Member]	Dec. 31, 2010 Icahn Enterprises Holdings [Member] XO Holdings [Member] Telecommunication Services [Member]	Dec. 31, 2009 Icahn Enterprises Holdings [Member] XO Holdings [Member] Telecommunication Services [Member]	Jun. 30, 2012 Principal Owners and Affiliates [Member]	Dec. 31, 2011 Principal Owners and Affiliates [Member]	Dec. 31, 2010 Principal Owners and Affiliates [Member]	May 07, 2012 Principal Owners and Affiliates [Member] IEP Energy [Member]	Jun. 30, 2012 Principal Owners and Affiliates [Member] IEP Energy [Member]
Related Party Transaction [Line Items]
Deferred Management Fee									$ 143																							$ 188	$ 148
Expenses charged by related party										0.4	0.2	0.9	0.4	1	2	4	0.3	0.3	1	1	2	3	2	7	4	11	4	21																								1	1	1	1	2	2	2	0.4	0.6	0.8	1.2	3	2	2	0	0	0.2	0.1	0.4	0.3	1	1	1
Liability balances due to related party				0.1	0	2
Investment in funds																														250
Investments, fair value																															3,500	3,200	2,100
Capital contributions by non-controlling interests in subsidiary (Shares)																													4,566,546
Capital contributions by non-controlling interests in subsidiary																													137
Affiliate ownership interest																																																			99.00%																								93.00%	92.60%	92.60%	6.40%	6.40%
Settlement of deferred management fee																															192
Term of service agreement (in years)							3 years	3 years
Renewal period of service agreement (in years)							1 year	1 year
Written notice requirment period to terminate services agreement (in days)							60 days	60 days
Related Party Transaction, Other Revenues from Transactions with Related Party																																					6	7	11	12	25	15	14
Revenue from Related Parties																																												11	0	11	1	1	82	105
Accounts receivable due from related parties																																		9	4	2
Accrued expenses and other liabilities	$ 1,554	$ 1,317	$ 2,277																																																								$ 0.1		$ 0.1		$ 1

Investments and Related Matters Narrative (Details) (USD $) In Millions, except Share data, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Investment Segment [Member]	Dec. 31, 2011 Investment Segment [Member]	Dec. 31, 2010 Investment Segment [Member]	Mar. 31, 2011 Icahn Fund Ltd. [Member]	Jun. 30, 2012 Hain [Member] Investment Segment [Member]	Dec. 31, 2011 Hain [Member] Investment Segment [Member]	Jun. 30, 2012 MGM [Member] Investment Segment [Member]	Jun. 30, 2012 Equity Method Investments [Member] Investment Segment [Member]	Jun. 30, 2011 Equity Method Investments [Member] Investment Segment [Member]	Jun. 30, 2012 Equity Method Investments [Member] Investment Segment [Member]	Jun. 30, 2011 Equity Method Investments [Member] Investment Segment [Member]	Dec. 31, 2011 Equity Method Investments [Member] Investment Segment [Member]	Dec. 31, 2010 Equity Method Investments [Member] Investment Segment [Member]	Dec. 31, 2009 Equity Method Investments [Member] Investment Segment [Member]	Dec. 31, 2011 Amortized Cost [Member] Investment Segment [Member]		Dec. 31, 2010 Amortized Cost [Member] Investment Segment [Member]		Dec. 31, 2011 Fair Value [Member] Investment Segment [Member]		Dec. 31, 2010 Fair Value [Member] Investment Segment [Member]		Dec. 31, 2011 Equity securities [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Communications [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Communications [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Communications [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Communications [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Consumer, non-cyclical [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Consumer, non-cyclical [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Consumer, non-cyclical [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Consumer, non-cyclical [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Consumer, cyclical [Member] Amortized Cost [Member] Investment Segment [Member]		Dec. 31, 2010 Equity securities [Member] Consumer, cyclical [Member] Amortized Cost [Member] Investment Segment [Member]		Dec. 31, 2011 Equity securities [Member] Consumer, cyclical [Member] Fair Value [Member] Investment Segment [Member]		Dec. 31, 2010 Equity securities [Member] Consumer, cyclical [Member] Fair Value [Member] Investment Segment [Member]		Dec. 31, 2011 Equity securities [Member] Basic materials [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Basic materials [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Basic materials [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Basic materials [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Energy sector [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Energy sector [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Energy sector [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Energy sector [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Financial [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Financial [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Financial [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Financial [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Index [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Index [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Index [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Index [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Industrial [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Industrial [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Industrial [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Industrial [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Technology [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Technology [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Technology [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Technology [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Utilities [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Utilities [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Utilities [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Utilities [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Funds [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Funds [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Equity securities [Member] Funds [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Equity securities [Member] Funds [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Communications [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Communications [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Communications [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Communications [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Consumer, cyclical [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Consumer, cyclical [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Consumer, cyclical [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Consumer, cyclical [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Financial [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Financial [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Financial [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Financial [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Utilities [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Utilities [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Utilities [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Utilities [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Sovereign debt [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Sovereign debt [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Corporate debt [Member] Sovereign debt [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Corporate debt [Member] Sovereign debt [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2011 Mortgage-backed securities [Member] Financial [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2010 Mortgage-backed securities [Member] Financial [Member] Amortized Cost [Member] Investment Segment [Member]	Dec. 31, 2011 Mortgage-backed securities [Member] Financial [Member] Fair Value [Member] Investment Segment [Member]	Dec. 31, 2010 Mortgage-backed securities [Member] Financial [Member] Fair Value [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Investment Segment [Member]		Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Investment Segment [Member]		Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Investment Segment [Member]		Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Communications [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Communications [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Communications [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Consumer, non-cyclical [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Consumer, non-cyclical [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Consumer, non-cyclical [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Consumer, cyclical [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Consumer, cyclical [Member] Investment Segment [Member]		Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Consumer, cyclical [Member] Investment Segment [Member]		Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Basic materials [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Basic materials [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Basic materials [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Energy sector [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Energy sector [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Energy sector [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Financial [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Financial [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Financial [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Index [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Index [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Industrial [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Industrial [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Industrial [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Technology [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Technology [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Technology [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Funds [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Funds [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Equity securities [Member] Funds [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Communications [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Communications [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Communications [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Consumer, cyclical [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Consumer, cyclical [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Consumer, cyclical [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Financial [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Financial [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Financial [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Sovereign debt [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Sovereign debt [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Corporate debt [Member] Sovereign debt [Member] Investment Segment [Member]	Jun. 30, 2012 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Mortgage-backed securities [Member] Financial [Member] Investment Segment [Member]	Dec. 31, 2011 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Mortgage-backed securities [Member] Financial [Member] Investment Segment [Member]	Dec. 31, 2010 Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member] Mortgage-backed securities [Member] Financial [Member] Investment Segment [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Trading securities																										$ 6,672	$ 6,027	$ 7,605	$ 6,451	$ 2,203	$ 2,169	$ 2,593	$ 1,945	$ 1,642	$ 1,833	$ 1,804	$ 2,234	$ 822	[1]	$ 595	[1]	$ 754	[1]	$ 614	[1]	$ 129	$ 0	$ 128	$ 0	$ 1,194	$ 757	$ 1,673	$ 858	$ 320	$ 100	$ 263	$ 137	$ 0	$ 9	$ 0	$ 0	$ 22	$ 94	$ 32	$ 115	$ 169	$ 313	$ 254	$ 405	$ 171	$ 157	$ 104	$ 143					$ 749	$ 592	$ 676	$ 490	$ 89	$ 0	$ 84	$ 0	$ 516	$ 544	$ 439	$ 485	$ 94	$ 48	$ 109	$ 5	$ 40	$ 0	$ 34	$ 0	$ 10	$ 0	$ 10	$ 0	$ 176	$ 144	$ 167	$ 206							$ 4,407	$ 7,605	$ 6,451	$ 331	$ 2,593	$ 1,945	$ 1,523	$ 1,804	$ 2,234	$ 804	$ 754	[1]	$ 614	[1]	$ 81	$ 128	$ 0	$ 881	$ 1,673	$ 858	$ 228	$ 263	$ 137			$ 0	$ 32	$ 115	$ 253	$ 254	$ 405	$ 216	$ 0		$ 411	$ 676	$ 490	$ 0	$ 84	$ 0	$ 287	$ 439	$ 485	$ 94	$ 109	$ 5	$ 3	$ 10	$ 0	$ 164	$ 167	$ 206
Investments	5,386	8,938	7,470	4,982	8,448	7,426												7,597		6,763		8,448		7,147																																																																																		4,982		8,448		7,147
Derivative Assets																		0	[2]	15	[2]	3	[2]	6	[2]																																																																																	0	[2]	3	[2]	6	[2]
Assets, Fair Value Disclosure																		7,597		6,778		8,451		7,153																																																																																		4,982		8,451		7,153
Securities sold, not yet purchased, at fair value	548	4,476	1,219	548	4,476	1,219												4,610		1,003		4,476		1,219														0		305		0		356										0	51	0	58	0	9	0	5													4,610	638	4,476	800																																			548	4,476	1,219							294	0		356					46	0			0	58	0	5							208	4,476	800
Derivative Liabilities																		0	[3]	24	[3]	42	[3]	60	[3]																																																																																	92	[3]	42	[3]	60	[3]
Liabilities, Fair Value																		4,610		1,027		4,518		1,279																																																																																		640		4,518		1,279
Fair value of equity method investment under fair value option				746	217
Fair value option, recorded gains											46	14	167	21	73	(23)	5
Investment Owned, Balance, Shares								7,130,563	7,130,563	17,174,706
Fair value option investment ownership percentage								16.00%	16.00%	24.00%
Liabilities, decrease from deconsolidation							146
Increased equity attributable to non-controlling interests							$ 146

[1]	We consolidated the financial results of Tropicana effective November 15, 2010. As a result, we eliminated our investment in Tropicana at December 31, 2010. As of April 29, 2011, our Investment segment no longer held an investment in Tropicana common stock. See Note 3, "Operating Units-Gaming," for further discussion regarding the history of the Investment Funds' investment in Tropicana.
[2]	Included in other assets in our consolidated balance sheets.
[3]	Included in accrued expenses and other liabilities in our consolidated balance sheets.

Investments and Related Matters Other Segments (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule of Investments [Line Items]
Investments	$ 5,386,000,000		$ 5,386,000,000		$ 8,938,000,000	$ 7,470,000,000
Other Segments [Member]
Schedule of Investments [Line Items]
Equity Method Investments	308,000,000		308,000,000		286,000,000
Other Investments	96,000,000		96,000,000		204,000,000
Investments	404,000,000		404,000,000		490,000,000
Federal-Mogul [Member]
Schedule of Investments [Line Items]
Equity Method Investments	248,000,000		248,000,000		228,000,000		210,000,000
Equity earnings from non-consolidated affiliates	12,000,000	10,000,000	22,000,000	20,000,000	37,000,000	32,000,000	16,000,000
Sales generated by non-consolidated affiliates			393,000,000	375,000,000	744,000,000	605,000,000	437,000,000
Net income generated by non-consolidated affiliates			52,000,000	49,000,000	88,000,000	72,000,000	41,000,000
Proceeds from Equity Method Investment, Dividends or Distributions			1,000,000		16,000,000	43,000,000	7,000,000
ARI [Member]
Schedule of Investments [Line Items]
Equity Method Investments	46,000,000		46,000,000		45,000,000
Minimum [Member] | Federal-Mogul [Member]
Schedule of Investments [Line Items]
Ownership in several non-consolidated affiliates, Percentage	2.00%		2.00%		2.00%
Maximum [Member] | Federal-Mogul [Member]
Schedule of Investments [Line Items]
Ownership in several non-consolidated affiliates, Percentage	50.00%		50.00%		50.00%
Turkey JV [Member]
Schedule of Investments [Line Items]
Purchases from joint venture						127,000,000	94,000,000
Turkey JV [Member] | Federal-Mogul [Member]
Schedule of Investments [Line Items]
Ownership in several non-consolidated affiliates, Percentage	50.00%		50.00%
Purchases from joint venture					171,000,000
Sales to joint venture					46,000,000	36,000,000	27,000,000
Due from Joint Ventures					6,000,000	7,000,000
Maximum payout amounts relating to put options written	59,000,000		59,000,000
Variable Interest Entity, Not Primary Beneficiary [Member] | ARI [Member]
Schedule of Investments [Line Items]
Variable Interest Entity, Reporting Entity Involvement, Maximum Loss Exposure, Amount	46,000,000		46,000,000		46,000,000
Amortized Cost [Member] | Other Segments [Member]
Schedule of Investments [Line Items]
Available-for-sale Securities					17,000,000	24,000,000
Investments in precious metal					150,000,000	0
Equity method investments and other					320,000,000	304,000,000
Investments					487,000,000	328,000,000
Fair Value [Member] | Other Segments [Member]
Schedule of Investments [Line Items]
Available-for-sale Securities					20,000,000	19,000,000
Investments in precious metal					150,000,000	0
Equity method investments and other					320,000,000	304,000,000
Investments					$ 490,000,000	$ 323,000,000

Fair Value Measurements Investment Fair Value (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012		Dec. 31, 2011		Dec. 31, 2010
Investments [Abstract]
Investments	$ 5,386		$ 8,938		$ 7,470
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	548		4,476		1,219
Investment Segment [Member]
Investments [Abstract]
Investments	4,982		8,448		7,426
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	548		4,476		1,219
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member]
Investments [Abstract]
Investments	3,648		7,119		5,764
Derivative Assets	0	[1]	0	[1]	0	[1]
Assets, Fair Value Disclosure	3,648		7,119		5,764
Securities sold, not yet purchased, at fair value: [Abstract]
Derivative contracts, Liabilities at fair value	0	[2]	0	[2]	0	[2]
Liabilities, Fair Value	340		4,466		1,214
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member]
Investments [Abstract]
Trading securities	3,648		7,119		5,764
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	340		4,466		1,214
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Communications [Member]
Investments [Abstract]
Trading securities	318		2,593		1,945
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Consumer, non-cyclical [Member]
Investments [Abstract]
Trading securities	1,523		1,778		2,227
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Consumer, cyclical [Member]
Investments [Abstract]
Trading securities	371		376	[3]	295	[3]
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	294		0		356
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Basic materials [Member]
Investments [Abstract]
Trading securities	81		128		0
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Index [Member]
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value			0		0
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Energy sector [Member]
Investments [Abstract]
Trading securities	824		1,644		541
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	46		0
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Financial [Member]
Investments [Abstract]
Trading securities	228		263		137
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value			0		58
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Funds [Member]
Investments [Abstract]
Trading securities	0		0
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	0		4,466		800
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Industrial [Member]
Investments [Abstract]
Trading securities	0		0		114
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Technology [Member]
Investments [Abstract]
Trading securities	253		254		405
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Utilities [Member]
Investments [Abstract]
Trading securities	50		83		100
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Communications [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Consumer, cyclical [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Financial [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Utilities [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Sovereign debt [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 1 [Member] | Fair Value, Measurements, Recurring [Member] | Mortgage-backed securities [Member] | Financial [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member]
Investments [Abstract]
Investments	1,047		1,040		1,054
Derivative Assets	0	[1]	3	[1]	6	[1]
Assets, Fair Value Disclosure	1,047		1,043		1,060
Securities sold, not yet purchased, at fair value: [Abstract]
Derivative contracts, Liabilities at fair value	92	[2]	42	[2]	60	[2]
Liabilities, Fair Value	300		52		65
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member]
Investments [Abstract]
Trading securities	759		486		686
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	208		10		5
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Communications [Member]
Investments [Abstract]
Trading securities	13		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Consumer, non-cyclical [Member]
Investments [Abstract]
Trading securities	0		26		7
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Consumer, cyclical [Member]
Investments [Abstract]
Trading securities	433		378	[3]	318	[3]
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Basic materials [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Index [Member]
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value			0		5
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Energy sector [Member]
Investments [Abstract]
Trading securities	57		29		317
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	0		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Financial [Member]
Investments [Abstract]
Trading securities	0		0		0
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value			0		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Funds [Member]
Investments [Abstract]
Trading securities	216		0
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	208		10		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Industrial [Member]
Investments [Abstract]
Trading securities	0		32		1
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Technology [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Utilities [Member]
Investments [Abstract]
Trading securities	40		21		43
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member]
Investments [Abstract]
Trading securities	124		387		162
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Communications [Member]
Investments [Abstract]
Trading securities	0		84		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Consumer, cyclical [Member]
Investments [Abstract]
Trading securities	0		150		157
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Financial [Member]
Investments [Abstract]
Trading securities	94		109		5
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Utilities [Member]
Investments [Abstract]
Trading securities	27		34		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Sovereign debt [Member]
Investments [Abstract]
Trading securities	3		10		0
Investment Segment [Member] | Fair Value, Inputs, Level 2 [Member] | Fair Value, Measurements, Recurring [Member] | Mortgage-backed securities [Member] | Financial [Member]
Investments [Abstract]
Trading securities	164		167		206
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member]
Investments [Abstract]
Investments	287		289		329
Derivative Assets	0	[1]	0	[1]	0	[1]
Assets, Fair Value Disclosure	287		289		329
Securities sold, not yet purchased, at fair value: [Abstract]
Derivative contracts, Liabilities at fair value	0	[2]	0	[2]	0	[2]
Liabilities, Fair Value	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member]
Investments [Abstract]
Trading securities	0		0		1
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Communications [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Consumer, non-cyclical [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Consumer, cyclical [Member]
Investments [Abstract]
Trading securities	0		0	[3]	1	[3]
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Basic materials [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Index [Member]
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value			0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Energy sector [Member]
Investments [Abstract]
Trading securities	0		0		0
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Financial [Member]
Investments [Abstract]
Trading securities	0		0		0
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value			0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Funds [Member]
Investments [Abstract]
Trading securities	0		0
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Industrial [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Technology [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Utilities [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member]
Investments [Abstract]
Trading securities	287		289		328
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Communications [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Consumer, cyclical [Member]
Investments [Abstract]
Trading securities	287		289		328
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Financial [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Utilities [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Sovereign debt [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member] | Fair Value, Measurements, Recurring [Member] | Mortgage-backed securities [Member] | Financial [Member]
Investments [Abstract]
Trading securities	0		0		0
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member]
Investments [Abstract]
Investments	4,982		8,448		7,147
Derivative Assets	0	[1]	3	[1]	6	[1]
Assets, Fair Value Disclosure	4,982		8,451		7,153
Securities sold, not yet purchased, at fair value: [Abstract]
Derivative contracts, Liabilities at fair value	92	[2]	42	[2]	60	[2]
Liabilities, Fair Value	640		4,518		1,279
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member]
Investments [Abstract]
Trading securities	4,407		7,605		6,451
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	548		4,476		1,219
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Communications [Member]
Investments [Abstract]
Trading securities	331		2,593		1,945
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Consumer, non-cyclical [Member]
Investments [Abstract]
Trading securities	1,523		1,804		2,234
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Consumer, cyclical [Member]
Investments [Abstract]
Trading securities	804		754	[3]	614	[3]
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	294		0		356
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Basic materials [Member]
Investments [Abstract]
Trading securities	81		128		0
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Index [Member]
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value			0		5
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Energy sector [Member]
Investments [Abstract]
Trading securities	881		1,673		858
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	46		0
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Financial [Member]
Investments [Abstract]
Trading securities	228		263		137
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value			0		58
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Funds [Member]
Investments [Abstract]
Trading securities	216		0
Securities sold, not yet purchased, at fair value: [Abstract]
Securities sold, not yet purchased, at fair value	208		4,476		800
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Industrial [Member]
Investments [Abstract]
Trading securities	0		32		115
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Technology [Member]
Investments [Abstract]
Trading securities	253		254		405
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Equity securities [Member] | Utilities [Member]
Investments [Abstract]
Trading securities	90		104		143
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member]
Investments [Abstract]
Trading securities	411		676		490
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Communications [Member]
Investments [Abstract]
Trading securities	0		84		0
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Consumer, cyclical [Member]
Investments [Abstract]
Trading securities	287		439		485
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Financial [Member]
Investments [Abstract]
Trading securities	94		109		5
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Utilities [Member]
Investments [Abstract]
Trading securities	27		34		0
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Corporate debt [Member] | Sovereign debt [Member]
Investments [Abstract]
Trading securities	3		10		0
Investment Segment [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Fair Value, Measurements, Recurring [Member] | Mortgage-backed securities [Member] | Financial [Member]
Investments [Abstract]
Trading securities	$ 164		$ 167		$ 206

[1]	Included in other assets in our consolidated balance sheets.
[2]	Included in accrued expenses and other liabilities in our consolidated balance sheets.
[3]	We consolidated the financial results of Tropicana effective November 15, 2010. As a result, we eliminated our investment in Tropicana at December 31, 2010. As of April 29, 2011, our Investment segment no longer held an investment in Tropicana common stock. See Note 3, "Operating Units-Gaming," for further discussion regarding the history of the Investment Funds' investment in Tropicana.

Fair Value Measurements Changes in Fair Value Level 3 (Details) (Investment Segment [Member], USD $) In Millions, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Investment Segment [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Fair Value, Assets Measured on Recurring Basis, Change in Unrealized Gain (Loss) Included in Other Income			$ 8
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, [Roll Forward]
Balance at January 1	289	329	329	228
Gross realized and unrealized gains	2	2	8	18
Gross proceeds	(4)	(42)	(48)	(138)
Gross purchases			0	221
Balance at June 30	$ 287	$ 289	$ 289	$ 329

Fair Value Measurements Other Segments Fair Value (Details) (USD $)	Dec. 31, 2011 Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2010 Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Jun. 30, 2012 Other Segments and Icahn Enterprises Holdings [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Other Segments and Icahn Enterprises Holdings [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Segments and Icahn Enterprises Holdings [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Jun. 30, 2012 Other Segments and Icahn Enterprises Holdings [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Other Segments and Icahn Enterprises Holdings [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Other Segments and Icahn Enterprises Holdings [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Jun. 30, 2012 Other Segments and Icahn Enterprises Holdings [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Other Segments and Icahn Enterprises Holdings [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2010 Other Segments and Icahn Enterprises Holdings [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 United States Pension Plans of US Entity, Defined Benefit [Member] Automotive Segment [Member]	Dec. 31, 2010 United States Pension Plans of US Entity, Defined Benefit [Member] Automotive Segment [Member]	Dec. 31, 2009 United States Pension Plans of US Entity, Defined Benefit [Member] Automotive Segment [Member]	Dec. 31, 2011 United States Pension Plans of US Entity, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 United States Pension Plans of US Entity, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 United States Pension Plans of US Entity, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 United States Pension Plans of US Entity, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2010
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2011 Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member]	Dec. 31, 2010 Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member]	Dec. 31, 2009 Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member]	Dec. 31, 2011 Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2010 Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011 Cash and Cash Equivalents [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Cash and Cash Equivalents [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Cash and Cash Equivalents [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Cash and Cash Equivalents [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Cash and Cash Equivalents [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Cash and Cash Equivalents [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Cash and Cash Equivalents [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2010 Cash and Cash Equivalents [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011
Cash and Cash Equivalents [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2010
Cash and Cash Equivalents [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2011
Cash and Cash Equivalents [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2010
Cash and Cash Equivalents [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2011
Cash and Cash Equivalents [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2010
Cash and Cash Equivalents [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2011
Cash and Cash Equivalents [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2010
Cash and Cash Equivalents [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2011
Cash and Cash Equivalents [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2010
Cash and Cash Equivalents [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2011
Cash and Cash Equivalents [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2010
Cash and Cash Equivalents [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2011 Equity securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Equity securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Equity securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Equity securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Equity securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Equity securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Equity securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2010 Equity securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011
Equity securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2010
Equity securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2011
Equity securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2010
Equity securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2011
Equity securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2010
Equity securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2011 Equity securities [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Equity securities [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Equity securities [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Equity securities [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011
Equity securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2010
Equity securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2011 Fixed Income Securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Fixed Income Securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Fixed Income Securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Fixed Income Securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Fixed Income Securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Fixed Income Securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Fixed Income Securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2010 Fixed Income Securities [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2011
Fixed Income Securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2010
Fixed Income Securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2011
Fixed Income Securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2010
Fixed Income Securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2011
Fixed Income Securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2010
Fixed Income Securities [Member]
United States Pension Plans of US Entity, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2011 Fixed Income Securities [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Fixed Income Securities [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Fixed Income Securities [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Fixed Income Securities [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011
Fixed Income Securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2010
Fixed Income Securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2011 Investment Contracts [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Investment Contracts [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Investment Contracts [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Investment Contracts [Member] Foreign Pension Plans, Defined Benefit [Member] Automotive Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011
Investment Contracts [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2010
Investment Contracts [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2011
Corporate Bond Securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2010
Corporate Bond Securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 1 [Member]
Dec. 31, 2011
Corporate Bond Securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2010
Corporate Bond Securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Fair Value, Inputs, Level 2 [Member]
Dec. 31, 2011
Corporate Bond Securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
Dec. 31, 2010
Corporate Bond Securities [Member]
Foreign Pension Plans, Defined Benefit [Member]
Automotive Segment [Member]
Fair Value, Measurements, Recurring [Member]
Estimate of Fair Value, Fair Value Disclosure [Member]
																																																																																																																					Dec. 31, 2011 Other Aggregated Investments [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2010 Other Aggregated Investments [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 1 [Member]	Dec. 31, 2011 Other Aggregated Investments [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2010 Other Aggregated Investments [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 2 [Member]	Dec. 31, 2011 Other Aggregated Investments [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2010 Other Aggregated Investments [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Other Aggregated Investments [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2010 Other Aggregated Investments [Member] Food Packaging Segment [Member] Fair Value, Measurements, Recurring [Member] Estimate of Fair Value, Fair Value Disclosure [Member]
Assets [Abstract]
Marketable equity and debt securities									$ 1,000,000		$ 20,000,000		$ 19,000,000		$ 0		$ 0		$ 0		$ 1,000,000		$ 20,000,000		$ 19,000,000
Trading securities									0		0				60,000,000		0				60,000,000		0
Investments in precious metals									0		150,000,000		0		0		0		0		0		150,000,000		0
Derivative Assets									0	[1]	0	[1]	0	[1]	7,000,000	[1]	3,000,000	[1]	12,000,000	[1]	7,000,000	[1]	3,000,000	[1]	12,000,000	[1]
Assets, Fair Value Disclosure									1,000,000		170,000,000		19,000,000		67,000,000		3,000,000		12,000,000		68,000,000		173,000,000		31,000,000
Liabilities [Abstract]
Derivative contracts, Liabilities at fair value									0	[2]	0	[2]	0	[2]	45,000,000	[2]	57,000,000	[2]	97,000,000	[2]	45,000,000	[2]	57,000,000	[2]	97,000,000	[2]
Defined Benefit Plan, Fair value of plan assets	$ 29,000,000	$ 37,000,000	$ 40,000,000	$ 38,000,000	$ 27,000,000	$ 28,000,000	$ 96,000,000	$ 103,000,000																			$ 670,000,000	$ 662,000,000	$ 590,000,000	$ 670,000,000	$ 662,000,000	$ 0	$ 0	$ 670,000,000	$ 662,000,000	$ 48,000,000	$ 48,000,000	$ 45,000,000	$ 11,000,000	$ 12,000,000	$ 37,000,000	$ 36,000,000	$ 48,000,000	$ 48,000,000	$ 3,000,000	$ 2,000,000	$ 0	$ 0	$ 0	$ 0	$ 3,000,000	$ 2,000,000	$ 669,000,000	$ 0	$ 0	$ 0	$ 669,000,000	$ 0	$ 1,000,000	$ 0	$ 0	$ 0	$ 1,000,000	$ 0	$ 14,000,000	$ 19,000,000	$ 29,000,000	$ 26,000,000	$ 0	$ 0	$ 43,000,000	$ 45,000,000	$ 1,000,000	$ 512,000,000	$ 0	$ 0	$ 1,000,000	$ 512,000,000	$ 1,000,000	$ 1,000,000	$ 0	$ 0	$ 1,000,000	$ 1,000,000	$ 2,000,000	$ 16,000,000	$ 11,000,000	$ 12,000,000	$ 0	$ 0	$ 13,000,000	$ 28,000,000	$ 0	$ 150,000,000	$ 0	$ 0	$ 0	$ 150,000,000	$ 9,000,000	$ 11,000,000	$ 0	$ 0	$ 9,000,000	$ 11,000,000	$ 0	$ 0	$ 35,000,000	$ 33,000,000	$ 35,000,000	$ 33,000,000	$ 0	$ 0	$ 2,000,000	$ 3,000,000	$ 2,000,000	$ 3,000,000	$ 10,000,000	$ 0	$ 0	$ 0	$ 27,000,000	$ 28,000,000	$ 37,000,000	$ 28,000,000

[1]	Amounts are classified within other assets in our consolidated balance sheets.
[2]	Amounts are classified within accrued expenses and other liabilities in our consolidated balance sheets.

Fair Value Measurements Assets Fair Value Nonrecurring Basis (Details) (USD $) In Millions, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Impairment of intangible assets (Excluding goodwill)	$ (15)	$ (39)	$ (4)
Impairment of property, plant, and equipment	(19)	(32)	(7)
Increase (Decrease) in Asset Retirement Obligations		0	1
Fair Value, Measurements, Nonrecurring [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair value of intangible assets measured on a non-recurring basis that was written down during the period	62	280	29
Fair value of property, plant, and equipment impaired during the period	29	92	9
Fair Value of Asset Retirement Obligations Written Down During the Period		$ (4)	$ 0

Fair Value Measurements Narrative (Details) (USD $) In Millions, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Instruments Classified in Shareholders' Equity Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Risk premium adjustment assumption to project change in fair value of loan	1.00%
Carrying value of property, plant and equipment impaired during the period	$ 48	$ 124	$ 16
Impairment of property, plant, and equipment	19	32	7
Carrying value of intangibles impaired during the period	77	319	33
Impairment of intangible assets (Excluding goodwill)	15	39	4
Carrying Value of Asset Retirement Obligations Written Dow During the Period		4	1
Increase (Decrease) in Asset Retirement Obligations		0	1
Investment Segment [Member]
Fair Value, Instruments Classified in Shareholders' Equity Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Change in fair value of loan from 1 percent change in risk premium	3.00%
Investment Segment [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Instruments Classified in Shareholders' Equity Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Unrealized losses included in earnings related to Level 3 investments	2
Fair Value, Measurements, Nonrecurring [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Instruments Classified in Shareholders' Equity Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Fair value of property, plant, and equipment impaired during the period	29	92	9
Fair value of intangibles impaired during the period	62	280	29
Fair Value of Asset Retirement Obligations Written Down During the Period		(4)	0
ARO Fair Value after Impairment [Member]
Fair Value, Instruments Classified in Shareholders' Equity Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Increase (Decrease) in Asset Retirement Obligations		2
ARO Fair Value after Impairment [Member] | Fair Value, Measurements, Nonrecurring [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Instruments Classified in Shareholders' Equity Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Fair Value of Asset Retirement Obligations Written Down During the Period		2
ARO fair value incurred [Member]
Fair Value, Instruments Classified in Shareholders' Equity Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Increase (Decrease) in Asset Retirement Obligations		(2)
ARO fair value incurred [Member] | Fair Value, Measurements, Nonrecurring [Member] | Fair Value, Inputs, Level 3 [Member]
Fair Value, Instruments Classified in Shareholders' Equity Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Fair Value of Asset Retirement Obligations Written Down During the Period		$ 2

Financial Instruments Investment Segment and Icahn Enterprises Holdings Narrative (Details) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Investment Funds [Member]
Derivative [Line Items]
Maximum payout amounts relating to put options written	$ 8,800,000,000	$ 1,700,000,000	$ 195,000,000
Open Option Contracts Written, Covered Put Options on Existing Short Positions	8,100,000,000	1,400,000,000
Unrealized gains on open option contracts written	112,000,000	24,000,000	200,000
Fair value of derivative instruments with credit-risk related contingent features in a liability position	92,000,000	42,000,000	60,000,000
Cash collateral posted for derivative positions	530,000,000	257,000,000	248,000,000
Investment Funds [Member] | Credit default swaps [Member]
Derivative [Line Items]
Term of credit default swaps	1 year	2 years	2 years
Maximum exposure related to credit default swaps, percentage of notional amounts	37.10%	48.00%	39.40%
Investment Funds [Member] | Credit default swaps [Member] | Maximum [Member]
Derivative [Line Items]
Maximum notional amount of credit default swaps	8,000,000	8,000,000	32,000,000
Credit Risk Derivatives, at Fair Value, Net		100,000	1,000,000
Icahn Enterprises Holdings [Member] | Futures Index Spread [Member]
Derivative [Line Items]
Liability Derivatives, Gross		$ 0	$ 22,000,000
Federal-Mogul [Member] | Cash Flow Hedging [Member]
Derivative [Line Items]
Maximum Length of Time Hedged in Price Risk Cash Flow Hedge	1 year	1 year
Maximum Length of Time Hedged in Foreign Currency Cash Flow Hedge	P1Y	P1Y
Federal-Mogul [Member] | Designated as Hedging Instrument [Member] | Cash Flow Hedging [Member] | Interest rate swap contracts [Member]
Derivative [Line Items]
Maximum length of time hedged in interest rate cash flow hedge	5 years	5 years

Financial Instruments Automotive Narrative (Details) (Federal-Mogul [Member], USD $) In Millions, unless otherwise specified	6 Months Ended	12 Months Ended		6 Months Ended	12 Months Ended		6 Months Ended		12 Months Ended		3 Months Ended	6 Months Ended	12 Months Ended
	Jun. 30, 2012 Cash Flow Hedging [Member]	Dec. 31, 2011 Cash Flow Hedging [Member]	Dec. 31, 2010 Cash Flow Hedging [Member]	Jun. 30, 2012 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member]	Dec. 31, 2011 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member]	Dec. 31, 2010 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member]	Jun. 30, 2012 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Maximum [Member]	Jun. 30, 2012 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Interest rate swap contracts [Member]	Dec. 31, 2011 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Interest rate swap contracts [Member]	Dec. 31, 2010 Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Interest rate swap contracts [Member]	Jun. 30, 2012 Not Designated as Hedging Instrument [Member] Cash Flow Hedging [Member]	Jun. 30, 2012 Sales Revenue, Goods, Net [Member] Customer Concentration Risk [Member] number_of_customers	Dec. 31, 2011 Sales Revenue, Goods, Net [Member] Customer Concentration Risk [Member] number_of_customers
Derivative [Line Items]
Maximum length of time hedged in interest rate cash flow hedge								5 years	5 years
Notional value of interest rate swap agreements								$ 1,190	$ 1,190
Combined average fixed interest rate on interest rate swap agreements								5.37%	5.37%
Unrealized net losses on interest rate swap hedges								28	44	(70)
Losses on interest rate swap agreements expected to be reclassified								27	(36)
Expected change in interest expense from 25 basis point change in interest rates, 2013								6
Expected change in interest expense from 25 basis point change in interest rates, 2014								7
Expected change in interest expense from 25 basis point change in interest rates, 2015								2
Notional value of price hedge contracts	78	117	50	73	117
Maximum Length of Time Hedged in Price Risk Cash Flow Hedge	1 year	1 year
Unrealized net losses on price hedge contracts				(7)	(15)
Notional value of foreign currency hedge contracts	78	27	20	14	27
Maximum Length of Time Hedged in Foreign Currency Cash Flow Hedge	P1Y	P1Y
Unrealized net gains on foreign currency hedge contracts					3		1
Notional value of foreign currency contracts entered during the period											64
Number of customers accounting for more than 6% of direct sales												0	0
Concentration of risk threshold, percentage of direct sales												6.00%	5.00%
Unrealized Gain (Loss) on Price Risk Cash Flow Derivatives, before Tax						$ (12)

Financial Instruments Energy (Details) (Energy Segment [Member], USD $) In Millions, unless otherwise specified	2 Months Ended	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2012	Jul. 01, 2012
Commodity contracts [Member] | Not Designated as Hedging Instrument [Member] | Other Assets [Member]
Derivatives, Fair Value [Line Items]
Fair value of open commodity positions, net liability	$ 1	$ 1
Swap [Member] | Commodity contracts [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Barrels of crack spreads hedging margin on future gasoline and distillate production	13,500,000	13,500,000
Other Income (Loss) [Member] | Commodity contracts [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Realized loss on commodity derivatives	3
Other Income (Loss) [Member] | Swap [Member] | Commodity contracts [Member] | Not Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Fair value of open commodity positions, net liability	1	1
Realized loss on commodity derivatives	(6)
Cash Flow Hedging [Member] | Interest rate swap contracts [Member] | Designated as Hedging Instrument [Member]
Derivatives, Fair Value [Line Items]
Notional value of interest rate swap agreements	63	63
Lower fixed interest rate paid on interest rate swaps	1.94%	1.94%	1.98%
Frequency of interest rate swap settlements		90 days
Average fixed interest rate paid on interest rate swaps	1.96%	1.96%
Realized loss on interest rate swaps reclassified from AOCI into interest expense	0.1
Debt Facility [Member] | Term Loan [Member]
Derivatives, Fair Value [Line Items]
Balance of debt partially hedged	$ 125	$ 125
Effective interest rate on debt hedged	4.60%	4.60%

Financial Instruments Derivatives Not Designated as Hedging, Fair Value Table (Details) (USD $)	Jun. 30, 2012		Dec. 31, 2011		Dec. 31, 2010
Not Designated as Hedging Instrument [Member] | Other Assets [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Asset Derivatives, Gross	$ 7,000,000	[1]	$ 6,000,000	[1]
Asset Derivatives, Netting across contract types	0	[1],[2]	0	[1],[2]
Asset Derivatives, Total	7,000,000	[1],[2]	6,000,000	[1],[2]
Not Designated as Hedging Instrument [Member] | Accrued Expenses and Other Liabilities [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Liability Derivatives, Gross	100,000,000	[3]	42,000,000	[3]
Liability Derivatives, Netting across contract types	0	[2],[3]	0	[2],[3]
Liability Derivatives, Total	100,000,000	[2],[3]	42,000,000	[2],[3]
Not Designated as Hedging Instrument [Member] | Equity Contract [Member] | Other Assets [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Asset Derivatives, Gross	0	[1]	3,000,000	[1]
Not Designated as Hedging Instrument [Member] | Equity Contract [Member] | Accrued Expenses and Other Liabilities [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Liability Derivatives, Gross	82,000,000	[3]	42,000,000	[3]
Not Designated as Hedging Instrument [Member] | Foreign Exchange Contract [Member] | Other Assets [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Asset Derivatives, Gross	0	[1]	3,000,000	[1]
Not Designated as Hedging Instrument [Member] | Foreign Exchange Contract [Member] | Accrued Expenses and Other Liabilities [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Liability Derivatives, Gross	10,000,000	[3]	0	[3]
Not Designated as Hedging Instrument [Member] | Commodity contracts [Member] | Other Assets [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Derivative Asset, Fair Value, Net	7,000,000	[1]	0	[1]
Not Designated as Hedging Instrument [Member] | Commodity contracts [Member] | Accrued Expenses and Other Liabilities [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Derivative Liability, Fair Value, Net	8,000,000	[3]	0	[3]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Other Assets [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Asset Derivatives, Gross			6,000,000	[1]	25,000,000	[1]
Asset Derivatives, Netting across contract types			0	[1],[4]	(19,000,000)	[1],[4]
Asset Derivatives, Total			6,000,000	[1],[5]	6,000,000	[1],[5]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Accrued Expenses and Other Liabilities [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Liability Derivatives, Gross			42,000,000	[3]	103,000,000	[3]
Liability Derivatives, Netting across contract types			0	[3],[4]	(19,000,000)	[3],[4]
Liability Derivatives, Total			42,000,000	[3],[5]	84,000,000	[3],[5]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Equity Contract [Member] | Other Assets [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Asset Derivatives, Gross			3,000,000	[1]	1,000,000	[1]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Equity Contract [Member] | Accrued Expenses and Other Liabilities [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Liability Derivatives, Gross			42,000,000	[3]	2,000,000	[3]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Foreign Exchange Contract [Member] | Other Assets [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Asset Derivatives, Gross			3,000,000	[1]	0	[1]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Foreign Exchange Contract [Member] | Accrued Expenses and Other Liabilities [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Liability Derivatives, Gross			0	[3]	2,000,000	[3]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Credit Risk Contract [Member] | Other Assets [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Asset Derivatives, Gross			0	[1]	24,000,000	[1]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Credit Risk Contract [Member] | Accrued Expenses and Other Liabilities [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Liability Derivatives, Gross			0	[3]	77,000,000	[3]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Futures Index Spread [Member] | Other Assets [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Asset Derivatives, Gross			0	[1]	0	[1]
Investment segment and Icahn Enterprises Holdings [Member] | Not Designated as Hedging Instrument [Member] | Futures Index Spread [Member] | Accrued Expenses and Other Liabilities [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Liability Derivatives, Gross			0	[3]	22,000,000	[3]
Investment Funds [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Cash collateral posted for derivative positions	530,000,000		257,000,000		248,000,000
Icahn Enterprises Holdings [Member] | Futures Index Spread [Member]
Derivatives Not Designated as Hedging Instruments, Fair Value [Line Items]
Liability Derivatives, Gross			$ 0		$ 22,000,000

[1]	Net asset derivatives are located within other assets in our consolidated balance sheets.
[2]	Excludes netting of cash collateral received and posted. The total collateral posted at June 30, 2012 and December 31, 2011 was $530 million and $257 million, respectively, across all counterparties.
[3]	Net liability derivatives are located within accrued expenses and other liabilities in our consolidated balance sheets.
[4]	Represents the netting of receivables balances with payable balances for the same counterparty across contract types pursuant to netting agreements.
[5]	Excludes netting of cash collateral received and posted. The total collateral posted at December 31, 2011 and 2010 was $257 million and $248 million, respectively, across all counterparties.

Financial Instruments Gain (Loss) Recognized on Derivatives Not Designated as Hedging Table (Details) (Not Designated as Hedging Instrument [Member], Net Gain from Investment Activities [Member], USD $)
In Millions, unless otherwise specified	3 Months Ended				6 Months Ended				3 Months Ended				6 Months Ended				3 Months Ended				6 Months Ended				3 Months Ended				6 Months Ended				3 Months Ended				6 Months Ended				3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 30, 2012		Jun. 30, 2011		Jun. 30, 2012		Jun. 30, 2011		Jun. 30, 2012 Equity Contract [Member]		Jun. 30, 2011 Equity Contract [Member]		Jun. 30, 2012 Equity Contract [Member]		Jun. 30, 2011 Equity Contract [Member]		Jun. 30, 2012 Foreign Exchange Contract [Member]		Jun. 30, 2011 Foreign Exchange Contract [Member]		Jun. 30, 2012 Foreign Exchange Contract [Member]		Jun. 30, 2011 Foreign Exchange Contract [Member]		Jun. 30, 2012 Credit Risk Contract [Member]		Jun. 30, 2011 Credit Risk Contract [Member]		Jun. 30, 2012 Credit Risk Contract [Member]		Jun. 30, 2011 Credit Risk Contract [Member]		Jun. 30, 2012 Futures Index Spread [Member]		Jun. 30, 2011 Futures Index Spread [Member]		Jun. 30, 2012 Futures Index Spread [Member]		Jun. 30, 2011 Futures Index Spread [Member]		Jun. 30, 2012 Commodity contracts [Member]		Jun. 30, 2011 Commodity contracts [Member]		Jun. 30, 2012 Commodity contracts [Member]		Jun. 30, 2011 Commodity contracts [Member]		Dec. 31, 2011 Investment segment and Icahn Enterprises Holdings [Member]		Dec. 31, 2010 Investment segment and Icahn Enterprises Holdings [Member]		Dec. 31, 2009 Investment segment and Icahn Enterprises Holdings [Member]		Dec. 31, 2011 Investment segment and Icahn Enterprises Holdings [Member] Equity Contract [Member]		Dec. 31, 2010 Investment segment and Icahn Enterprises Holdings [Member] Equity Contract [Member]		Dec. 31, 2009 Investment segment and Icahn Enterprises Holdings [Member] Equity Contract [Member]		Dec. 31, 2011 Investment segment and Icahn Enterprises Holdings [Member] Interest Rate Contract [Member]		Dec. 31, 2010 Investment segment and Icahn Enterprises Holdings [Member] Interest Rate Contract [Member]		Dec. 31, 2009 Investment segment and Icahn Enterprises Holdings [Member] Interest Rate Contract [Member]		Dec. 31, 2011 Investment segment and Icahn Enterprises Holdings [Member] Foreign Exchange Contract [Member]		Dec. 31, 2010 Investment segment and Icahn Enterprises Holdings [Member] Foreign Exchange Contract [Member]		Dec. 31, 2009 Investment segment and Icahn Enterprises Holdings [Member] Foreign Exchange Contract [Member]		Dec. 31, 2011 Investment segment and Icahn Enterprises Holdings [Member] Credit Risk Contract [Member]		Dec. 31, 2010 Investment segment and Icahn Enterprises Holdings [Member] Credit Risk Contract [Member]		Dec. 31, 2009 Investment segment and Icahn Enterprises Holdings [Member] Credit Risk Contract [Member]		Dec. 31, 2011 Investment segment and Icahn Enterprises Holdings [Member] Futures Index Spread [Member]		Dec. 31, 2010 Investment segment and Icahn Enterprises Holdings [Member] Futures Index Spread [Member]		Dec. 31, 2009 Investment segment and Icahn Enterprises Holdings [Member] Futures Index Spread [Member]
Derivative [Line Items]
Derivative Instruments Not Designated as Hedging Instruments, Gain (Loss), Net	$ 5	[1]	$ 7	[1]	$ (438)	[1]	$ 39	[1]	$ (59)	[1]	$ 1	[1]	$ (461)	[1]	$ 10	[1]	$ 66	[1]	$ (2)	[1]	$ 25	[1]	$ (13)	[1]	$ 0	[1]	$ (6)	[1]	$ 0	[1]	$ 19	[1]	$ 0	[1]	$ 14	[1]	$ 0	[1]	$ 23	[1]	$ (2)	[1]	$ 0	[1]	$ (2)	[1]	$ 0	[1]	$ 6	[1]	$ 31	[1]	$ 315	[1]	$ (39)	[1]	$ 2	[1]	$ (58)	[1]	$ 0	[1]	$ 0	[1]	$ 57	[1]	$ 7	[1]	$ (12)	[1]	$ (7)	[1]	$ 18	[1]	$ 38	[1]	$ 323	[1]	$ 20	[1]	$ 3	[1]	$ 0	[1]

[1]	Gains (losses) recognized on derivatives are classified in net gain from investment activities in our consolidated statements of operations.

Financial Instruments Derivative Activities Table (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Credit default swaps [Member]
Primary underlying risk:
Long Notional Exposure	$ 8	$ 8
Short Notional Exposure	0	0
Foreign currency fowards [Member]
Primary underlying risk:
Long Notional Exposure	77	0
Short Notional Exposure	1,428	(474)
Interest rate swap contracts [Member]
Primary underlying risk:
Long Notional Exposure	1,253
Short Notional Exposure	0
Commodity contracts [Member]
Primary underlying risk:
Long Notional Exposure	81	2
Short Notional Exposure	7	(150)
Equity Swap [Member]
Primary underlying risk:
Long Notional Exposure	4	7
Short Notional Exposure	9,340	(2,055)
Futures Index Spread [Member]
Primary underlying risk:
Long Notional Exposure		0
Short Notional Exposure		$ 0

Financial Instruments Derivatives Designated as Cash Flow Hedging Instruments Table (Details) (USD $)	Jun. 30, 2012 Not Designated as Hedging Instrument [Member] Other Assets [Member]		Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Other Assets [Member]		Jun. 30, 2012 Not Designated as Hedging Instrument [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Accrued Expenses and Other Liabilities [Member]		Jun. 30, 2012 Not Designated as Hedging Instrument [Member] Equity Contract [Member] Other Assets [Member]		Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Equity Contract [Member] Other Assets [Member]		Jun. 30, 2012 Not Designated as Hedging Instrument [Member] Equity Contract [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Equity Contract [Member] Accrued Expenses and Other Liabilities [Member]		Jun. 30, 2012 Not Designated as Hedging Instrument [Member] Commodity contracts [Member] Other Assets [Member]		Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Commodity contracts [Member] Other Assets [Member]		Jun. 30, 2012 Not Designated as Hedging Instrument [Member] Commodity contracts [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Commodity contracts [Member] Accrued Expenses and Other Liabilities [Member]		Jun. 30, 2012 Not Designated as Hedging Instrument [Member] Foreign Exchange Contract [Member] Other Assets [Member]		Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Foreign Exchange Contract [Member] Other Assets [Member]		Jun. 30, 2012 Not Designated as Hedging Instrument [Member] Foreign Exchange Contract [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Not Designated as Hedging Instrument [Member] Foreign Exchange Contract [Member] Accrued Expenses and Other Liabilities [Member]		Jun. 30, 2012 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Other Assets [Member]		Dec. 31, 2011 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Other Assets [Member]		Jun. 30, 2012 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Accrued Expenses and Other Liabilities [Member]		Jun. 30, 2012 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Interest rate swap contracts [Member] Other Assets [Member]		Dec. 31, 2011 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Interest rate swap contracts [Member] Other Assets [Member]		Jun. 30, 2012 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Interest rate swap contracts [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Interest rate swap contracts [Member] Accrued Expenses and Other Liabilities [Member]		Jun. 30, 2012 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Commodity contracts [Member] Other Assets [Member]		Dec. 31, 2011 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Commodity contracts [Member] Other Assets [Member]		Jun. 30, 2012 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Commodity contracts [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Commodity contracts [Member] Accrued Expenses and Other Liabilities [Member]		Jun. 30, 2012 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Foreign Exchange Contract [Member] Other Assets [Member]		Dec. 31, 2011 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Foreign Exchange Contract [Member] Other Assets [Member]		Jun. 30, 2012 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Foreign Exchange Contract [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Federal-Mogul and CVR [Member] Designated as Hedging Instrument [Member] Cash Flow Hedging [Member] Foreign Exchange Contract [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Other Assets [Member]		Dec. 31, 2010 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Other Assets [Member]		Dec. 31, 2011 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2010 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Equity Contract [Member] Other Assets [Member]		Dec. 31, 2010 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Equity Contract [Member] Other Assets [Member]		Dec. 31, 2011 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Equity Contract [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2010 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Equity Contract [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Commodity contracts [Member] Other Assets [Member]		Dec. 31, 2010 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Commodity contracts [Member] Other Assets [Member]		Dec. 31, 2011 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Commodity contracts [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2010 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Commodity contracts [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2011 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Foreign Exchange Contract [Member] Other Assets [Member]		Dec. 31, 2010 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Foreign Exchange Contract [Member] Other Assets [Member]		Dec. 31, 2011 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Foreign Exchange Contract [Member] Accrued Expenses and Other Liabilities [Member]		Dec. 31, 2010 Automotive Segment [Member] Not Designated as Hedging Instrument [Member] Foreign Exchange Contract [Member] Accrued Expenses and Other Liabilities [Member]
Derivatives, Fair Value [Line Items]
Asset Derivatives, Gross	$ 7,000,000	[1]	$ 6,000,000	[1]					$ 0	[1]	$ 3,000,000	[1]													$ 0	[1]	$ 3,000,000	[1]					$ 1,000,000	[2]	$ 3,000,000	[2]					$ 0	[2]	$ 0	[2]					$ 0	[2]	$ 0	[2]					$ 1,000,000	[2]	$ 3,000,000	[2]					$ (3,000,000)	[2]	$ (1,000,000)	[2]					$ 0	[2]	$ 0	[2]													$ 0	[2]	$ 13,000,000	[2]
Liability Derivatives, Gross					100,000,000	[3]	42,000,000	[3]					82,000,000	[3]	42,000,000	[3]													10,000,000	[3]	0	[3]					38,000,000	[4]	60,000,000	[4]					31,000,000	[4]	44,000,000	[4]					7,000,000	[4]	16,000,000	[4]					0	[4]	0	[4]					(3,000,000)	[4]	(1,000,000)	[4]					44,000,000	[4]	70,000,000	[4]													16,000,000	[4]	1,000,000	[4]
Asset Derivatives, Netting across contract types	0	[1],[5]	0	[1],[5]																													(1,000,000)	[2]	(3,000,000)	[2]																													0	[2]	12,000,000	[2]
Liability Derivatives, Netting across contract types					0	[3],[5]	0	[3],[5]																													(1,000,000)	[4]	(3,000,000)	[4]																													57,000,000	[4]	70,000,000	[4]
Derivative Assets	7,000,000	[1],[5]	6,000,000	[1],[5]																													0	[2]	0	[2]
Derivative Liabilities					100,000,000	[3],[5]	42,000,000	[3],[5]																													37,000,000	[4]	57,000,000	[4]
Derivative Asset, Fair Value, Net																	7,000,000	[1]	0	[1]																																													3,000,000	[2]	0	[2]													3,000,000	[2]	13,000,000	[2]
Derivative Liability, Fair Value, Net																					$ 8,000,000	[3]	$ 0	[3]																																													$ 0	[4]	$ 0	[4]													$ 60,000,000	[4]	$ 71,000,000	[4]

[1]	Net asset derivatives are located within other assets in our consolidated balance sheets.
[2]	Located within other assets in our consolidated balance sheets.
[3]	Net liability derivatives are located within accrued expenses and other liabilities in our consolidated balance sheets.
[4]	Located within accrued expenses and other liabilities in our consolidated balance sheets.
[5]	Excludes netting of cash collateral received and posted. The total collateral posted at June 30, 2012 and December 31, 2011 was $530 million and $257 million, respectively, across all counterparties.

Financial Instruments Derivatives Designated as Hedging, Gain (Loss) Tables (Details) (Designated as Hedging Instrument [Member], USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments, Gain (Loss) [Line Items]
Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion), Derivatives Designated as Hedging Instruments	$ (5)	$ (16)	$ (2)	$ (17)	$ (32)	$ (41)	$ 0
Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion), Derivatives Designated as Hedging Instruments	(12)	(8)	(24)	(14)	(34)	(28)	(54)
Amount of Loss Recognized in Income on Derivatives (Ineffective Portion), Derivatives Designated as Hedging Instruments	0	(1)	0	(1)	(1)	0	3
Interest rate swap contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Loss Recognized in Income on Derivatives (Ineffective Portion), Derivatives Designated as Hedging Instruments	0	0	0	0	0	0	0
Interest rate swap contracts [Member] | Interest expense [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion), Derivatives Designated as Hedging Instruments	0	(9)	(3)	(10)	(13)	(58)	(20)
Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion), Derivatives Designated as Hedging Instruments	(9)	(9)	(19)	(19)	(39)	(38)	(37)
Commodity contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Instruments Not Designated as Hedging Instruments, Gain (Loss), Net					0	1	(3)
Amount of Loss Recognized in Income on Derivatives (Ineffective Portion), Derivatives Designated as Hedging Instruments	0		0			0
Commodity contracts [Member] | Cost of goods sold [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Instruments Not Designated as Hedging Instruments, Gain (Loss), Net					0	1	(7)
Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion), Derivatives Designated as Hedging Instruments	(6)	(6)	2	(5)	(22)	16	20
Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion), Derivatives Designated as Hedging Instruments	(4)	2	(6)	6	5	9	(18)
Commodity contracts [Member] | Other Income, Net [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Derivative Instruments Not Designated as Hedging Instruments, Gain (Loss), Net					0	0	4
Amount of Loss Recognized in Income on Derivatives (Ineffective Portion), Derivatives Designated as Hedging Instruments		(1)		(1)	(1)		3
Foreign currency contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion), Derivatives Designated as Hedging Instruments					0
Amount of Loss Recognized in Income on Derivatives (Ineffective Portion), Derivatives Designated as Hedging Instruments	0	0	0	0	0	0	0
Foreign currency contracts [Member] | Cost of goods sold [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of (Loss) Gain Recognized in OCI on Derivatives (Effective Portion), Derivatives Designated as Hedging Instruments	1	(1)	(1)	(2)	3	1	0
Amount of (Loss) Gain Reclassified from AOCI into Income (Effective Portion), Derivatives Designated as Hedging Instruments	$ 1	$ (1)	$ 1	$ (1)		$ 1	$ 1

Inventories, Net (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Inventory Disclosure [Abstract]
Raw materials	$ 528	$ 248	$ 211
Work in process	237	202	195
Finished goods	1,097	894	757
Total inventories, net	$ 1,862	$ 1,344	$ 1,163

Goodwill and Intangible Assets, Net Goodwill Table (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012	Dec. 31, 2009
Goodwill [Line Items]
Goodwill, Gross carrying amount	$ 1,353	$ 1,355	$ 2,249	$ 1,302
Goodwill, Acquisitions	19	18
Goodwill, Adjustment to step-up value	(20)	35
Goodwill, Foreign exchange	(1)
Goodwill, Accumulated Impairment	(226)	(226)	(226)	(219)
Goodwill, Impairment	0	(7)
Goodwill, Net carrying amount	1,127	1,129	2,023
Automotive Segment [Member]
Goodwill [Line Items]
Goodwill, Gross carrying amount	1,323	1,343	1,331	1,292
Goodwill, Acquisitions	0	16
Goodwill, Adjustment to step-up value	(19)	35
Goodwill, Foreign exchange	(1)
Goodwill, Accumulated Impairment	(226)	(226)	(226)	(219)
Goodwill, Impairment	0
Goodwill, Revised 2008 goodwill impairment		(7)
Goodwill, Net carrying amount	1,097	1,117	1,105
Energy Segment [Member]
Goodwill [Line Items]
Goodwill, Gross carrying amount	0		894
Goodwill, Accumulated Impairment	0		0
Goodwill, Net carrying amount	0		894
Railcar Segment [Member]
Goodwill [Line Items]
Goodwill, Gross carrying amount	7	7	7	7
Goodwill, Acquisitions	0	0
Goodwill, Adjustment to step-up value	0	0
Goodwill, Foreign exchange	0
Goodwill, Accumulated Impairment	0	0	0	0
Goodwill, Impairment	0	0
Goodwill, Net carrying amount	7	7	7
Food Packaging Segment [Member]
Goodwill [Line Items]
Goodwill, Gross carrying amount	3	3	3	3
Goodwill, Acquisitions	0	0
Goodwill, Adjustment to step-up value	0	0
Goodwill, Foreign exchange	0
Goodwill, Accumulated Impairment	0	0	0	0
Goodwill, Impairment	0	0
Goodwill, Net carrying amount	3	3	3
Metals Segment [Member]
Goodwill [Line Items]
Goodwill, Gross carrying amount	20	2	14	0
Goodwill, Acquisitions	19	2
Goodwill, Adjustment to step-up value	(1)	0
Goodwill, Foreign exchange	0
Goodwill, Accumulated Impairment	0	0	0	0
Goodwill, Impairment	0	0
Goodwill, Net carrying amount	$ 20	$ 2	$ 14

Goodwill and Intangible Assets, Net Definite-lived and Indefinite-lived Intangible Assets Table (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Automotive Segment [Member]	Dec. 31, 2011 Automotive Segment [Member]	Dec. 31, 2010 Automotive Segment [Member]	Jun. 30, 2012 Automotive Segment [Member] Minimum [Member]	Dec. 31, 2011 Automotive Segment [Member] Minimum [Member]	Jun. 30, 2012 Automotive Segment [Member] Maximum [Member]	Dec. 31, 2011 Automotive Segment [Member] Maximum [Member]	Jun. 30, 2012 Energy Segment [Member]	Dec. 31, 2011 Energy Segment [Member]	Jun. 30, 2012 Energy Segment [Member] Minimum [Member]	Jun. 30, 2012 Energy Segment [Member] Maximum [Member]	Jun. 30, 2012 Gaming Segment [Member]	Dec. 31, 2011 Gaming Segment [Member]	Dec. 31, 2010 Gaming Segment [Member]	Jun. 30, 2012 Gaming Segment [Member] Minimum [Member]	Dec. 31, 2011 Gaming Segment [Member] Minimum [Member]	Jun. 30, 2012 Gaming Segment [Member] Maximum [Member]	Dec. 31, 2011 Gaming Segment [Member] Maximum [Member]	Jun. 30, 2012 Food Packaging Segment [Member]	Dec. 31, 2011 Food Packaging Segment [Member]	Dec. 31, 2010 Food Packaging Segment [Member]	Jun. 30, 2012 Food Packaging Segment [Member] Minimum [Member]	Dec. 31, 2011 Food Packaging Segment [Member] Minimum [Member]	Jun. 30, 2012 Food Packaging Segment [Member] Maximum [Member]	Dec. 31, 2011 Food Packaging Segment [Member] Maximum [Member]	Jun. 30, 2012 Metals Segment [Member]	Dec. 31, 2011 Metals Segment [Member]	Dec. 31, 2010 Metals Segment [Member]	Jun. 30, 2012 Metals Segment [Member] Minimum [Member]	Dec. 31, 2011 Metals Segment [Member] Minimum [Member]	Jun. 30, 2012 Metals Segment [Member] Maximum [Member]	Dec. 31, 2011 Metals Segment [Member] Maximum [Member]	Jun. 30, 2012 Real Estate Segment [Member]	Dec. 31, 2011 Real Estate Segment [Member]	Dec. 31, 2010 Real Estate Segment [Member]	Jun. 30, 2012 Real Estate Segment [Member] Minimum [Member]	Dec. 31, 2011 Real Estate Segment [Member] Minimum [Member]	Jun. 30, 2012 Real Estate Segment [Member] Maximum [Member]	Dec. 31, 2011 Real Estate Segment [Member] Maximum [Member]	Jun. 30, 2012 Home Fashion Segment [Member]	Dec. 31, 2011 Home Fashion Segment [Member]	Dec. 31, 2010 Home Fashion Segment [Member]
Definite-lived intangible assets: [Abstract]
Definite-lived intangible assets, useful life (in years)							1 year	1 year	22 years	22 years			20 years	25 years				3 years	3 years	42 years	42 years				6 years	6 years	12 years	12 years				5 years	5 years	15 years	15 years				12 years	12 years	12 years 6 months	12 years 6 months
Definite-lived intangible assets, Gross Carrying Amount	$ 1,195	$ 840	$ 838	$ 656	$ 656	$ 658					$ 358	$ 0			$ 17	$ 25	$ 25					$ 23	$ 23	$ 23					$ 20	$ 15	$ 11					$ 121	$ 121	$ 121
Definite-lived intangible assets, Accumulated Amortization	(312)	(279)	(214)	(246)	(222)	(174)					(3)	0			(2)	(2)	0					(15)	(14)	(11)					(8)	(7)	(5)					(38)	(34)	(24)
Definite-lived intangible assets, Net Carrying Value	883	561	624	410	434	484					355	0			15	23	25					8	9	12					12	8	6					83	87	97
Indefinite-lived intangible assets: [Abstract]
Indefinite-lived intangible assets, Net Carrying Value	325	338	375	264	277	314									54	54	54					2	2	2					2	2	0												3	3	5
Intangible assets, net	1,208	899	999
Estimated future amortizaiton expense for definite-lived intangible assets
2012		64
2013		60
2014		59
2015		59
2016		56
Thereafter		264
Total estimated future amortization on definite-lived intangible assets		$ 562

Goodwill and Intangible Assets, Net Narrative (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended	6 Months Ended		3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended		6 Months Ended		12 Months Ended		3 Months Ended		6 Months Ended		12 Months Ended				3 Months Ended		6 Months Ended		12 Months Ended				3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended		6 Months Ended		12 Months Ended																		6 Months Ended		6 Months Ended		6 Months Ended					12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jun. 30, 2012 Energy Segment [Member]	Jun. 30, 2012 Energy Segment [Member]	Dec. 31, 2011 Energy Segment [Member]	Jun. 30, 2012 Automotive Segment [Member]	Jun. 30, 2011 Automotive Segment [Member]	Jun. 30, 2012 Automotive Segment [Member]	Jun. 30, 2011 Automotive Segment [Member]	Dec. 31, 2011 Automotive Segment [Member]	Dec. 31, 2010 Automotive Segment [Member]	Dec. 31, 2009 Automotive Segment [Member]	Jun. 30, 2012 Gaming Segment [Member]	Jun. 30, 2011 Gaming Segment [Member]	Jun. 30, 2012 Gaming Segment [Member]	Jun. 30, 2011 Gaming Segment [Member]	Dec. 31, 2011 Gaming Segment [Member]	Dec. 31, 2010 Gaming Segment [Member]	Jun. 30, 2012 Railcar Segment [Member]	Jun. 30, 2011 Railcar Segment [Member]	Jun. 30, 2012 Railcar Segment [Member]	Jun. 30, 2011 Railcar Segment [Member]	Dec. 31, 2011 Railcar Segment [Member]	Dec. 31, 2010 Railcar Segment [Member]	Dec. 31, 2009 Railcar Segment [Member]	Mar. 01, 2011 Railcar Segment [Member]	Jun. 30, 2012 Food Packaging Segment [Member]	Jun. 30, 2011 Food Packaging Segment [Member]	Jun. 30, 2012 Food Packaging Segment [Member]	Jun. 30, 2011 Food Packaging Segment [Member]	Dec. 31, 2011 Food Packaging Segment [Member]	Dec. 31, 2010 Food Packaging Segment [Member]	Dec. 31, 2009 Food Packaging Segment [Member]	Jun. 15, 2011 Food Packaging Segment [Member]	Jun. 30, 2012 Metals Segment [Member]	Jun. 30, 2011 Metals Segment [Member]	Jun. 30, 2012 Metals Segment [Member]	Jun. 30, 2011 Metals Segment [Member]	Dec. 31, 2011 Metals Segment [Member]	Dec. 31, 2010 Metals Segment [Member]	Dec. 31, 2009 Metals Segment [Member]	Jun. 30, 2012 Home Fashion Segment [Member]	Jun. 30, 2011 Home Fashion Segment [Member]	Jun. 30, 2012 Home Fashion Segment [Member]	Jun. 30, 2011 Home Fashion Segment [Member]	Dec. 31, 2011 Home Fashion Segment [Member]	Dec. 31, 2010 Home Fashion Segment [Member]	Dec. 31, 2009 Home Fashion Segment [Member]	May 04, 2012 CVR Energy, Inc. [Member] Energy Segment [Member]	Jun. 01, 2010 Daros Group [Member]	Jun. 01, 2010 Daros Group [Member] Automotive Segment [Member]	Nov. 15, 2010 Tropicana [Member] Gaming Segment [Member]	Jan. 31, 2011 Cash's Scrap Metal and Iron Corp. [Member]	May 01, 2011 Wedel Iron and Metal, LLC [Member]	Oct. 15, 2011 Metals Solutions, LLC and Knox Recycling, Inc. [Member]	Jan. 31, 2011 Various Metals Acquisitions [Member] Metals Segment [Member]	Oct. 01, 2011 PTE [Member] Automotive Segment [Member]	Oct. 01, 2011 PTSB [Member] Automotive Segment [Member]	Jun. 30, 2012 VSP [Member] Automotive Segment [Member]	Dec. 31, 2011 VSP [Member] Automotive Segment [Member]	Oct. 01, 2011 VSP [Member] Automotive Segment [Member]	May 04, 2012 Petroleum [Member] CVR Energy, Inc. [Member] Energy Segment [Member]	May 04, 2012 Nitrogen Fertilizer [Member] CVR Energy, Inc. [Member] Energy Segment [Member]	Jun. 30, 2012 Gasification Technology [Member] CVR Energy, Inc. [Member] Energy Segment [Member]	May 04, 2012 Gasification Technology [Member] Nitrogen Fertilizer [Member] CVR Energy, Inc. [Member] Energy Segment [Member]	Jun. 30, 2012 Other Intangible Assets [Member] CVR Energy, Inc. [Member] Energy Segment [Member]	May 04, 2012 Other Intangible Assets [Member] Petroleum [Member] CVR Energy, Inc. [Member] Energy Segment [Member]	Jun. 30, 2012 Customer Relationships [Member] CVR Energy, Inc. [Member] Energy Segment [Member]	May 04, 2012 Customer Relationships [Member] Nitrogen Fertilizer [Member] CVR Energy, Inc. [Member] Energy Segment [Member]	Jun. 01, 2010 Federal-Mogul [Member] Daros Group [Member]	Aug. 01, 2008 Gain (Loss) on Sale of Leased Assets, Net, Operating Leases [Member] Real Estate [Member]	Nov. 15, 2010 Gaming license [Member] Tropicana [Member] Gaming Segment [Member]	Dec. 31, 2011 Trademarks [Member] Home Fashion Segment [Member]	Dec. 31, 2010 Trademarks [Member] Home Fashion Segment [Member]	Dec. 31, 2009 Trademarks [Member] Home Fashion Segment [Member]	Dec. 31, 2010 Impairment of Intangible Assets [Member]	Dec. 31, 2010 Impairment of Goodwill [Member]	Dec. 31, 2010 Income tax expense [Member]
Goodwill and Intangible Assets [Line Items]
Reporting unit fair value in excess of carrying value, percentage																															60.00%								90.00%																							82.00%	100.00%			6.00%
Impairment	$ 32	$ 3	$ 34	$ 3	$ 71	$ 12	$ 41	$ 0 [1]	$ 0 [1]		$ 28	$ 3	$ 29	$ 3	$ 48	$ 2	$ 17	$ 2	$ 0	$ 2	$ 0	$ 5	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0		$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 1		$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 13	$ 2	$ 0	$ 3	$ 0	$ 18	$ 9	$ 8
Amortization expense associated with definite-lived intangible assets	18	16	33	31	65	62	68
Goodwill, increase due to purchase accounting adjustment to PP&E													8
Goodwill	2,023		2,023		1,127	1,129		894	894	0	1,105		1,105		1,097	1,117								7		7		7	7			3		3		3	3			14		14		20	2																			720	713
Impairment of intangible assets, Indefinite-lived (Excluding goodwill)																55
Goodwill, Adjustment to step-up value					(20)	35									(19)	35												0	0							0	0							(1)	0
Business Acquisition, Percentage of Voting Interests Acquired																																																																											100.00%
Business Acquisition, Cost of Acquired Entity, Cash Paid																																																						1,754	39		9	32	4	4
Business Acquisition, Purchase Price Allocation, Definite-lived intangible assets																																																								18	25				4															121
Increase (decrease) in deferred tax liability			181	1												(20)
Correction of prior period expenses in current period						(1)																																																																											13	(7)	(5)
Indefinite-lived Intangible Assets, Impairment Losses															37																																																															2	3	5
Indefinite-Lived Intangible Assets (Excluding Goodwill)	325		325		338	375					264		264		277	314		54		54		54	54									2		2		2	2			2		2		2	0		3		3		3	5
Business Acquisition, Purchase Price Allocation, Goodwill Amount																																																						894		16					19						652	242
Business Acquisition, Purchase Price Allocation, Indefinite-lived intangible assets																																																								2	54				2																29
Business Acquisition, Cost of Acquired Entity, Purchase Price																																																																												465
Business Acquisition, Purchase Price Allocation, Land																																																																												90
Business Acquisition, Purchase Price Allocation, Buildings																																																																												254
Intangible assets																																																						358			79													46		12		300
Definite-lived intangible assets, useful life (in years)																																																																					25 years		25 years		20 years
Goodwill recognized, expected to be tax deductible																																																						0
Definite-lived intangibles, purchase accounting adjustment																		5
Impairment charge, definite-lived intangible assets																		2
Goodwill, adjustment due to purchase accounting utilized by entities under common control resulting from our acquisition of controlling interest																																		3		3
Intangible assets, adjustment due to purchase accounting utilized by entities under common control resulting from our acquisition of a controlling interest																																		10		10
Goodwill, purchase accounting reduction																																										6
Increase in tangible and identifiable intangible assets due to finalization of purchase price allocations																																										9
Additional purchase price payments																																										3
Impairment of Intangible Assets, Indefinite-lived (Excluding Goodwill)											$ 13		$ 13

[1]	We consolidated CVR effective May 4, 2012.

Property, Plant and Equipment, Net (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	$ 7,865		$ 7,865		$ 4,988	$ 4,683
Less: Accumulated depreciation and amortization	(1,645)		(1,645)		(1,483)	(1,228)
Property, plant and equipment, net	6,220		6,220		3,505	3,455
Depreciation and amortization expense related to property, plant and equipment	115	86	200	172	345	365	344
Rent Expense					94	77	76
Land [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	461		461		464	456
Building and Improvements [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	1,987		1,987		1,040	1,028
Building and Improvements [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life (in years)			4 years		4 years
Building and Improvements [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life (in years)			40 years		40 years
Machinery, Equipment, and Furniture [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	4,189		4,189		2,565	2,371
Machinery, Equipment, and Furniture [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life (in years)			1 year		1 year
Machinery, Equipment, and Furniture [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life (in years)			30 years		30 years
Assets Leased to Others [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	621		621		509	482
Assets Leased to Others [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life (in years)			15 years		15 years
Assets Leased to Others [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, useful life (in years)			39 years		39 years
Construction in Progress [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment, gross	$ 607		$ 607		$ 410	$ 346

Debt Table (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012		Dec. 31, 2011		Dec. 31, 2010
Debt Instrument [Line Items]
Debt	$ 8,196		$ 6,463		$ 6,498
Automotive Segment [Member]
Debt Instrument [Line Items]
Debt	2,788		2,798		2,787
Energy Segment [Member]
Debt Instrument [Line Items]
Debt	907
Gaming Segment [Member]
Debt Instrument [Line Items]
Debt	171		49		62
Railcar Segment [Member]
Debt Instrument [Line Items]
Debt	275		275		275
Food Packaging Segment [Member]
Debt Instrument [Line Items]
Debt	216		216		216
Real Estate Segment [Member]
Debt Instrument [Line Items]
Debt	74		75		111
Home Fashion Segment [Member]
Debt Instrument [Line Items]
Debt	0		0		0
Senior unsecured notes [Member] | 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]
Debt Instrument [Line Items]
Debt	2,158	[1]	1,444	[1]	1,444	[1]
Senior unsecured notes [Member] | 7.75% senior unsecured notes due 2016 - Icahn Enterprises Holdings [Member]
Debt Instrument [Line Items]
Debt	1,047	[1]	1,046	[1]	1,045	[1]
Senior unsecured notes [Member] | Senior unsecured variable rate convertible notes due 2013 - Icahn Enterprises Holdings [Member]
Debt Instrument [Line Items]
Debt	556	[1]	556	[1]	556	[1]
Senior unsecured notes [Member] | Railcar Segment [Member]
Debt Instrument [Line Items]
Debt	275		275		275
Debt facilities [Member] | Automotive Segment [Member]
Debt Instrument [Line Items]
Debt	2,737		2,737		2,737
Debt facilities [Member] | Energy Segment [Member]
Debt Instrument [Line Items]
Debt	727		0
Debt facilities [Member] | Gaming Segment [Member]
Debt Instrument [Line Items]
Debt	0		49		62
Secured credit facilities [Member] | Energy Segment [Member]
Debt Instrument [Line Items]
Debt	125		0
Secured credit facilities [Member] | Gaming Segment [Member]
Debt Instrument [Line Items]
Debt	171		0
Secured credit facilities [Member] | Food Packaging Segment [Member]
Debt Instrument [Line Items]
Debt	214		214		214
Mortgages payable [Member] | Real Estate Segment [Member]
Debt Instrument [Line Items]
Debt	73		75		108
Other Debt Obligations [Member]
Debt Instrument [Line Items]
Debt	$ 113		$ 67		$ 57

[1]	Proceeds from the issuance of each of Icahn Enterprises' notes were transferred to Icahn Enterprises Holdings under identical terms and conditions.

Debt Parenthetical (Details) (USD $)	3 Months Ended	6 Months Ended															6 Months Ended	12 Months Ended
	Jun. 30, 2012 Senior unsecured notes [Member] Variable Rate Senior Unsecured Convertible Notes [Member]	Jun. 30, 2012 Senior unsecured notes [Member] Variable Rate Senior Unsecured Convertible Notes [Member]	Jun. 30, 2011 Senior unsecured notes [Member] Variable Rate Senior Unsecured Convertible Notes [Member]	Apr. 05, 2007 Senior unsecured notes [Member] Variable Rate Senior Unsecured Convertible Notes [Member]	Jun. 30, 2012 Revolving Credit Facility [Member] Food Packaging Segment [Member] Secured Debt [Member]	Dec. 31, 2011 Revolving Credit Facility [Member] Food Packaging Segment [Member] Secured Debt [Member]	Dec. 31, 2010 Revolving Credit Facility [Member] Food Packaging Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Line of Credit [Member] Food Packaging Segment [Member] Unsecured Debt [Member]	Dec. 31, 2011 Line of Credit [Member] Food Packaging Segment [Member] Unsecured Debt [Member]	Dec. 31, 2010 Line of Credit [Member] Food Packaging Segment [Member] Unsecured Debt [Member]	Jun. 30, 2012 Letter of Credit [Member] Food Packaging Segment [Member] Secured Debt [Member]	Dec. 31, 2011 Letter of Credit [Member] Food Packaging Segment [Member] Secured Debt [Member]	Dec. 31, 2010 Letter of Credit [Member] Food Packaging Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Letter of Credit [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2011 Letter of Credit [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2010 Letter of Credit [Member] Automotive Segment [Member] Debt Facility [Member]	Jun. 30, 2012 Term Loan [Member] Gaming Segment [Member] Secured Debt [Member]	Dec. 31, 2011 Term Loan [Member] Automotive Segment [Member] Debt Facility [Member]
Debt Instrument [Line Items]
Variable rate notes, distribution amount	$ 0	$ 0	$ 1,000,000
Line of credit facility, outstanding borowings					0	0	0	0	0	0				40,000,000	38,000,000	43,000,000
Basis points spread on debt				1.25%	2.00%	2.00%
Trailing months used to calculate ratio of indebtedness to net capital																	12 years
Term of interest rate swap agreements																		5 years
Letters of Credit Outstanding, Amount											$ 1,000,000	$ 1,000,000	$ 2,000,000

Debt Narrative - Senior Unsecured Notes - Icahn Enterprises Holdings (Details) (Senior unsecured notes [Member], USD $)	0 Months Ended			0 Months Ended	6 Months Ended	12 Months Ended				0 Months Ended			1 Months Ended	3 Months Ended	6 Months Ended		12 Months Ended						6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended			0 Months Ended
	Jan. 15, 2010	Jun. 30, 2012	Dec. 31, 2011	Jan. 15, 2010 Initial Notes [Member]	Jun. 30, 2012 Initial Notes [Member]	Dec. 31, 2011 Initial Notes [Member]	Jan. 15, 2010 7.75% senior unsecured notes due 2016 [Member]	Feb. 06, 2012 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Jan. 15, 2010 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Nov. 12, 2010 2010 Additional Notes [Member]	Nov. 12, 2010 2016 Additional Notes [Member]	Nov. 12, 2010 2018 Notes Additional [Member]	Feb. 06, 2012 2012 Additional Notes [Member]	Jun. 30, 2012 Variable Rate Senior Unsecured Convertible Notes [Member]	Jun. 30, 2012 Variable Rate Senior Unsecured Convertible Notes [Member]	Jun. 30, 2011 Variable Rate Senior Unsecured Convertible Notes [Member]	Dec. 31, 2011 Variable Rate Senior Unsecured Convertible Notes [Member]	Mar. 30, 2012 Variable Rate Senior Unsecured Convertible Notes [Member]	May 31, 2011 Variable Rate Senior Unsecured Convertible Notes [Member]	Oct. 05, 2008 Variable Rate Senior Unsecured Convertible Notes [Member]	Apr. 30, 2007 Variable Rate Senior Unsecured Convertible Notes [Member]	Apr. 05, 2007 Variable Rate Senior Unsecured Convertible Notes [Member]	Jun. 30, 2012 Debt repurchase date range, from January 15, 2013 to January 14, 2014 [Member] 7.75% senior unsecured notes due 2016 [Member]	Dec. 31, 2011 Debt repurchase date range, from January 15, 2013 to January 14, 2014 [Member] 7.75% senior unsecured notes due 2016 [Member]	Jun. 30, 2012 Debt repurchase date range, from January 15, 2014 to January 14, 2015 [Member] 7.75% senior unsecured notes due 2016 [Member]	Dec. 31, 2011 Debt repurchase date range, from January 15, 2014 to January 14, 2015 [Member] 7.75% senior unsecured notes due 2016 [Member]	Jun. 30, 2012 Debt repurchase date range, from January 15, 2014 to January 14, 2015 [Member] 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Dec. 31, 2011 Debt repurchase date range, from January 15, 2014 to January 14, 2015 [Member] 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Jun. 30, 2012 Debt repurchase date range, on or after January 15, 2015 [Member] 7.75% senior unsecured notes due 2016 [Member]	Dec. 31, 2011 Debt repurchase date range, on or after January 15, 2015 [Member] 7.75% senior unsecured notes due 2016 [Member]	Jun. 30, 2012 Debt repurchase date range, from January 15, 2015 to January 14, 2016 [Member] 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Dec. 31, 2011 Debt repurchase date range, from January 15, 2015 to January 14, 2016 [Member] 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Jun. 30, 2012 Debt repurchase date range, on or after January 15, 2016 [Member] 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Dec. 31, 2011 Debt repurchase date range, on or after January 15, 2016 [Member] 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Jun. 30, 2012 Debt repurchase percentage of principal amount authorized pursuant to additional requirements [Member] 7.75% senior unsecured notes due 2016 [Member]	Dec. 31, 2011 Debt repurchase percentage of principal amount authorized pursuant to additional requirements [Member] 7.75% senior unsecured notes due 2016 [Member]	Jun. 30, 2012 Debt repurchase percentage of principal amount authorized pursuant to additional requirements [Member] 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Dec. 31, 2011 Debt repurchase percentage of principal amount authorized pursuant to additional requirements [Member] 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]	Jun. 30, 2012 Debt repurchase percentage of principal amount authorized if change of control [Member] Initial Notes [Member]	Dec. 31, 2011 Debt repurchase percentage of principal amount authorized if change of control [Member] Initial Notes [Member]	Apr. 05, 2007 Minimum [Member] Variable Rate Senior Unsecured Convertible Notes [Member]	Apr. 05, 2007 Maximum [Member] Variable Rate Senior Unsecured Convertible Notes [Member]	Jul. 12, 2012 Issuance of Debt [Member] 8% senior unsecured notes due 2018 - Icahn Enterprises Holdings [Member]
Debt Instrument [Line Items]
Aggregate principal amount issued, long-term debt							$ 850,000,000	$ 700,000,000	$ 1,150,000,000		$ 200,000,000	$ 300,000,000	$ 700,000,000								$ 600,000,000																						$ 300,000,000
Interest rate, long-term debt							7.75%		8.00%																																		8.00%
Gross proceeds from sale of senior unsecured notes				1,987,000,000						512,000,000			716,000,000																														314,000,000
Extinguishment of Debt, Amount	1,280,000,000
Percentage of notes tendered	97.00%
Redemtion percentage of principal amount																							103.88%	103.88%	101.94%	101.94%	104.00%	104.00%	100.00%	100.00%	102.00%	102.00%	100.00%	100.00%	107.75%	107.75%	108.00%	108.00%	101.00%	101.00%
Redemption percentage of aggregate principal amount authorized to be redeemed at higher percenatge of principal amount					35.00%	35.00%
Percentage of aggregate principal amount required to remain outstanding if debt redeemed at higher percenatge of principal amount					65.00%	65.00%
Variable interest rate														4.00%	4.00%		4.00%																								4.00%	5.50%
Variable rate notes conversion price per depositary unit																		$ 102.75	$ 103.95	$ 105		$ 132.595
Variable rate notes, principal amount converted per depositary unit																		1,000	1,000	1,000		1,000
Variable rate notes, depositary unit, maximum dividends, per share, declared, before matching distribution to variable rate noteholders required															$ 0.1		$ 0.1
Variable rate notes, distribution amount														0	0	1,000,000
Additional indebtedness allowed per debt covenants		$ 1,500,000,000	$ 1,300,000,000

Debt Narrative - Debt Facilities - Automotive (Details) (USD $)	Dec. 31, 2011 Automotive Segment [Member]	Dec. 31, 2010 Automotive Segment [Member]	Jun. 30, 2012 Line of Credit [Member] Food Packaging Segment [Member] Unsecured Debt [Member]	Dec. 31, 2011 Line of Credit [Member] Food Packaging Segment [Member] Unsecured Debt [Member]	Dec. 31, 2010 Line of Credit [Member] Food Packaging Segment [Member] Unsecured Debt [Member]	Jun. 30, 2012 Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2011 Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2010 Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Jun. 30, 2012 Revolving Credit Facility [Member] Food Packaging Segment [Member] Secured Debt [Member]	Dec. 31, 2011 Revolving Credit Facility [Member] Food Packaging Segment [Member] Secured Debt [Member]	Dec. 31, 2010 Revolving Credit Facility [Member] Food Packaging Segment [Member] Secured Debt [Member]	Nov. 30, 2007 Revolving Credit Facility [Member] Food Packaging Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Letter of Credit [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2011 Letter of Credit [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2010 Letter of Credit [Member] Automotive Segment [Member] Debt Facility [Member]	Jun. 30, 2012 Letter of Credit [Member] Food Packaging Segment [Member] Secured Debt [Member]	Dec. 31, 2011 Letter of Credit [Member] Food Packaging Segment [Member] Secured Debt [Member]	Dec. 31, 2010 Letter of Credit [Member] Food Packaging Segment [Member] Secured Debt [Member]	Dec. 31, 2011 Term Loan [Member] Automotive Segment [Member] Debt Facility [Member]	Jun. 30, 2012 Term Loan [Member] Automotive Segment [Member] Debt Facility [Member]	Jun. 30, 2012 Term Loan [Member] Automotive Segment [Member] Debt Facility [Member] Tranche B Loan [Member]	Dec. 31, 2011 Term Loan [Member] Automotive Segment [Member] Debt Facility [Member] Tranche B Loan [Member]	Jun. 30, 2012 Term Loan [Member] Automotive Segment [Member] Debt Facility [Member] Tranche C Loan [Member]	Dec. 31, 2011 Term Loan [Member] Automotive Segment [Member] Debt Facility [Member] Tranche C Loan [Member]	Jun. 30, 2012 LIBOR [Member] Term Loan [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2011 LIBOR [Member] Term Loan [Member] Automotive Segment [Member] Debt Facility [Member]	Jun. 30, 2012 Base Rate [Member] Term Loan [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2011 Base Rate [Member] Term Loan [Member] Automotive Segment [Member] Debt Facility [Member]	Jun. 30, 2012 Minimum [Member] LIBOR [Member] Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2011 Minimum [Member] LIBOR [Member] Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Jun. 30, 2012 Minimum [Member] Base Rate [Member] Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2011 Minimum [Member] Base Rate [Member] Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Nov. 30, 2007 Maximum [Member] Revolving Credit Facility [Member] Food Packaging Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Maximum [Member] LIBOR [Member] Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2011 Maximum [Member] LIBOR [Member] Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Jun. 30, 2012 Maximum [Member] Base Rate [Member] Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]	Dec. 31, 2011 Maximum [Member] Base Rate [Member] Revolving Credit Facility [Member] Automotive Segment [Member] Debt Facility [Member]
Debt Instrument [Line Items]
Term of interest rate swap agreements																			5 years
Line of credit facility			$ 8,000,000	$ 8,000,000		$ 540,000,000	$ 540,000,000					$ 25,000,000
Term Loan Facility																			2,960,000,000	2,960,000,000	1,960,000,000	1,960,000,000	1,000,000,000	1,000,000,000
Percentage spread on debt									2.00%	2.00%															1.94%	1.94%	0.94%	0.94%	1.50%	1.50%	0.50%	0.50%	2.50%	2.00%	2.00%	1.00%	1.00%
Expected change in interest expense from 25 basis point change in interest rates, 2013						6,000,000
Expected change in interest expense from 25 basis point change in interest rates, 2014						7,000,000
Expected change in interest expense from 25 basis point change in interest rates, 2015						2,000,000
Notional value of interest rate swap agreements																			1,190,000,000	1,190,000,000
Average fixed interest rate of variable rate term loans through swap agreements																			5.37%	5.37%
Amount of hedged principal																			1,190,000,000	1,190,000,000
Revolving credit facility, unused borrowing availability						478,000,000	496,000,000	528,000,000
Letters of credit outstanding			0	0	0				0	0	0		40,000,000	38,000,000	43,000,000
Long-term Debt, Weighted Average Interest Rate	3.70%	3.50%
Letters of Credit Outstanding, Amount																$ 1,000,000	$ 1,000,000	$ 2,000,000

Debt Narrative - Debt and Credit Facilities - Energy (Details) (Energy Segment [Member], USD $)	Jun. 30, 2012 ABL Credit Facility [Member] Revolving Credit Facility [Member]	Apr. 06, 2010 CVR Issuers [Member] CVR First Lien Notes [Member] Term Loan [Member]	Apr. 06, 2010 CVR Issuers [Member] CVR Second Lien Notes [Member] Term Loan [Member]	Dec. 15, 2011 CVR Issuers [Member] Additional CVR Notes [Member] Term Loan [Member]	Jun. 30, 2012 CRLLC [Member] ABL Credit Facility [Member] Revolving Credit Facility [Member]	Dec. 15, 2011 CRLLC [Member] ABL Credit Facility [Member] Revolving Credit Facility [Member]	Feb. 22, 2011 CRLLC [Member] ABL Credit Facility [Member] Revolving Credit Facility [Member]	Feb. 22, 2011 CRLLC [Member] ABL Credit Facility [Member] Letter of Credit [Member]	Feb. 22, 2011 CRLLC [Member] Terminated First Priority Credit Facility, Replaced by ABL Credit Facility [Member] Revolving Credit Facility [Member]	Jun. 04, 2012 CRLLC [Member] Debt repurchase percentage of principal amount authorized if change of control [Member] CVR Notes [Member] Term Loan [Member]	May 04, 2012 CRLLC [Member] Debt repurchase percentage of principal amount authorized if change of control [Member] CVR Notes [Member] Term Loan [Member]	Jun. 30, 2012 CRLLC [Member] LIBOR [Member] Minimum [Member] ABL Credit Facility [Member] Revolving Credit Facility [Member]	Jun. 30, 2012 CRLLC [Member] LIBOR [Member] Maximum [Member] ABL Credit Facility [Member] Revolving Credit Facility [Member]	Jun. 30, 2012 CRLLC [Member] Base Rate [Member] Minimum [Member] ABL Credit Facility [Member] Revolving Credit Facility [Member]	Jun. 30, 2012 CRLLC [Member] Base Rate [Member] Maximum [Member] ABL Credit Facility [Member] Revolving Credit Facility [Member]	Apr. 13, 2011 CRNF [Member] Term Loan [Member]	Apr. 13, 2011 CRNF [Member] Revolving Credit Facility [Member]	Jun. 30, 2012 CRNF [Member] Base Rate [Member]	Jun. 30, 2012 CRNF [Member] EuroDollar [Member]
Debt Instrument [Line Items]
Term Loan Facility		$ 275,000,000	$ 225,000,000	$ 200,000,000												$ 125,000,000
Interest rate, long-term debt		9.00%	10.88%	9.00%
Debt Instrument, Unamortized Premium											54,000,000
Redemtion percentage of principal amount										101.00%	101.00%
Line of credit facility						400,000,000	250,000,000		150,000,000								25,000,000
Letters of credit sublimit as a percentage of total facility commitment								90.00%
Line of credit facility, potential increase in maximum borrowing capacity if covenant requirements met							250,000,000										50,000,000
Availability under ABL credit facility	347,000,000
Letters of Credit Outstanding, Amount	53,000,000
Line of credit facility, outstanding borowings					$ 0
Percentage spread on debt												2.75%	3.00%	1.75%	2.00%			2.50%	3.50%

Debt Narrative - Credit Facilities - Gaming (Details) (Gaming Segment [Member], Secured Debt [Member], USD $)	6 Months Ended		6 Months Ended			0 Months Ended	1 Months Ended
	Jun. 30, 2012 Exit Facility [Member]	Mar. 08, 2010 Exit Facility [Member]	Jun. 30, 2012 Term Loan [Member]	Mar. 08, 2010 Term Loan [Member] Exit Facility [Member]	Jun. 30, 2012 Revolving Credit Facility [Member]	Mar. 08, 2010 Revolving Credit Facility [Member] Exit Facility [Member]	Feb. 28, 2011 Revolving Credit Facility [Member] Exit Facility [Member]	Jun. 30, 2012 Letter of Credit [Member]	Jun. 30, 2012 Minimum [Member] Term Loan [Member]	Jun. 30, 2012 Maximum [Member] Term Loan [Member]	Jun. 30, 2012 LIBOR [Member] Term Loan [Member]	Jun. 30, 2012 LIBOR [Member] Minimum [Member] Term Loan [Member]	Jun. 30, 2012 Base Rate, Scenario Two [Member] Term Loan [Member]	Jun. 30, 2012 Base Rate, Scenario Three [Member] Term Loan [Member]	Jun. 30, 2012 Base Rate [Member] Term Loan [Member]	Jun. 30, 2012 Base Rate [Member] Minimum [Member] Term Loan [Member]
Debt Instrument [Line Items]
Term Loan Facility			$ 175,000,000	$ 130,000,000		$ 20,000,000
Term loan facility, issue discount percentage			2.00%	7.00%
Letter of credit facility, maximum aggregate amount								15,000,000
Term loan facility, quarterly required principal payments, percentage of original principal amount			0.25%
Term loan facility, adjusted LIBOR, base rate												1.50%
Percentage spread on debt											6.00%				5.00%
Debt Instrument, Interest Rate Floor			7.50%
Term loan facility, basis spread for calculating alternate base rate													0.50%	1.00%
Term loan facility, base rate																2.50%
Term loan facility, default rate			2.00%
Debt Instrument, Interest Rate at Period End			7.50%
Extinguishment of Debt, Amount	108,000,000
Amount of Exit Facility eliminated through consolidation	58,000,000
Loss on extinguishment of debt	2,000,000
Prepayment penalty	1,000,000
Write-off of unamortized debt issuance costs and discounts	1,000,000
Potential increase in New Term Loan Facility			75,000,000		20,000,000
Letters of credit, cash collateral requirement, percentage of face amount								103.00%
Prepayment penalty premium, New Term Loan Facility covenant, percent			1.00%
First lien net leverage ratio									2.5	3.5
Total net leverage ratio			5
Percentage of prior Term Loan Facility held by Investment Funds				50.00%
Percentage of Revolving Facility required to be funded by Investment Funds						100.00%
Interest rate, long-term debt		15.00%
Default interest rate, Exit Facility		17.00%
Administrative fee amount, Exit Facility						100,000
Revolving credit facility unused line fee						0.75%
Capital expenditures limited by debt restrictions							$ 50,000,000

Debt Narrative - Senior Unsecured Notes - Railcar (Details) (Railcar Segment [Member], Senior unsecured notes [Member], USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Feb. 28, 2007	Jun. 30, 2012 Debt repurchase date range, from March 1, 2012 to February 28, 2013 [Member]	Dec. 31, 2011 Debt repurchase date range, from March 1, 2012 to February 28, 2013 [Member]	Jun. 30, 2012 Debt repurchase date range, on or after March 1, 2013 [Member]	Dec. 31, 2011 Debt repurchase date range, on or after March 1, 2013 [Member]
Debt Instrument [Line Items]
Aggregate principal amount issued, long-term debt			$ 275
Interest rate, long-term debt	7.50%	7.50%
Fixed coverage ratio	2
Redemtion percentage of principal amount				101.88%	101.88%	100.00%	100.00%

Debt Narrative - Senior Secured Notes and Revolving Credit Facility - Food Packaging (Details) (Food Packaging Segment [Member], USD $)	6 Months Ended	12 Months Ended			0 Months Ended										6 Months Ended	12 Months Ended
	Jun. 30, 2012 Secured Debt [Member] Viskase Notes Indenture [Member]	Dec. 31, 2011 Secured Debt [Member] Viskase Notes Indenture [Member]	May 31, 2010 Secured Debt [Member] Viskase Notes Indenture [Member]	Dec. 31, 2009 Secured Debt [Member] Viskase Senior Secured Notes due 2018 [Member]	Nov. 30, 2007 Secured Debt [Member] Revolving Credit Facility [Member]	Jun. 30, 2012 Secured Debt [Member] Revolving Credit Facility [Member]	Dec. 31, 2011 Secured Debt [Member] Revolving Credit Facility [Member]	Dec. 31, 2010 Secured Debt [Member] Revolving Credit Facility [Member]	Jun. 30, 2012 Secured Debt [Member] Letter of Credit [Member]	Dec. 31, 2011 Secured Debt [Member] Letter of Credit [Member]	Dec. 31, 2010 Secured Debt [Member] Letter of Credit [Member]	Jun. 30, 2012 Unsecured Debt [Member] Line of Credit [Member]	Dec. 31, 2011 Unsecured Debt [Member] Line of Credit [Member]	Dec. 31, 2010 Unsecured Debt [Member] Line of Credit [Member]	Jun. 30, 2012 Debt repurchase date range, Prior to January 15, 2014 [Member] Secured Debt [Member] Viskase Notes Indenture [Member]	Dec. 31, 2011 Debt repurchase date range, Prior to January 15, 2014 [Member] Secured Debt [Member] Viskase Notes Indenture [Member]	Nov. 30, 2007 Maximum [Member] Secured Debt [Member] Revolving Credit Facility [Member]
Debt Instrument [Line Items]
Aggregate principal amount issued, long-term debt			$ 40,000,000	$ 175,000,000
Interest rate, long-term debt			9.88%	9.88%
Redemption percentage of aggregate principal amount authorized to be redeemed at higher percenatge of principal amount	35.00%	35.00%
Redemtion percentage of principal amount															109.88%	109.88%
Percentage of aggregate principal amount required to remain outstanding if debt redeemed at higher percenatge of principal amount	65.00%	65.00%
Line of credit facility					25,000,000							8,000,000	8,000,000
Percentage spread on debt						2.00%	2.00%										2.50%
Debt Instrument, Interest Rate Floor					3.00%
Revolving credit facility unused line fee					0.38%
Line of credit facility, outstanding borowings						0	0	0				0	0	0
Letters of Credit Outstanding, Amount									$ 1,000,000	$ 1,000,000	$ 2,000,000

Debt Narrative - Mortgages Payable - Real Estate (Details) (Real Estate Segment [Member], Mortgages [Member])	Jun. 30, 2012	Dec. 31, 2011
Minimum [Member]
Debt Instrument [Line Items]
Interest rate, long-term debt	4.97%	4.97%
Maximum [Member]
Debt Instrument [Line Items]
Interest rate, long-term debt	7.99%	7.99%

Debt Narrative - Other (Details) (USD $)	12 Months Ended												6 Months Ended			6 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011	Jun. 30, 2012 Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 15, 2012 Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jan. 02, 2012 Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Dec. 31, 2011 Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 15, 2011 Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 16, 2006 Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Letter of Credit [Member] Home Fashion Segment [Member] Secured Debt [Member]	Dec. 31, 2011 Letter of Credit [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Base Rate [Member] Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Minimum [Member] Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Minimum [Member] Base Rate [Member] Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Minimum [Member] LIBOR [Member] Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Maximum [Member] Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Maximum [Member] Base Rate [Member] Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]	Jun. 30, 2012 Maximum [Member] LIBOR [Member] Revolving Credit Facility [Member] Home Fashion Segment [Member] Secured Debt [Member]
Debt Instrument [Line Items]
Senior credit facility					$ 10,000,000	$ 15,000,000		$ 50,000,000	$ 250,000,000
Senior credit facility, maximum borrowing availability				45,000,000			45,000,000
Letter of credit facility, maximum aggregate amount							40,000,000
Basis spread on prime rate for calculating base rate												1.00%
Percentage spread on debt														2.00%	3.00%		2.50%	3.50%
Revolving credit facility unused line fee													0.50%			0.63%
Line of credit facility, outstanding borowings				0			0			8,000,000	9,000,000
Revolving credit facility, unused borrowing availability				100,000
Proceeds from reissuance of debt previously purchase	65,000,000	166,000,000
Principal amount of previously purchased debt, subsequently reissued	77,000,000	215,000,000
Future maturities of debt obligations
2012			96,000,000
2013			658,000,000
2014			2,147,000,000
2015			934,000,000
2016			1,054,000,000
Thereafter			1,690,000,000
Total future maturiites due on debt			$ 6,579,000,000

Compensation Arrangements Narrative (Details) (USD $) In Millions, except Share data, unless otherwise specified	May 04, 2012 CVR Energy, Inc. [Member] cash_contingent_payments	Dec. 31, 2011 Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Jun. 30, 2012 Energy Segment [Member] CVR Energy, Inc. [Member]	May 04, 2012 Energy Segment [Member] CVR Energy, Inc. [Member] cash_contingent_payments	Mar. 31, 2010 Stock Options [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Jun. 30, 2012 Stock Options [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2011 Stock Options [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2010 Stock Options [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2009 Stock Options [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Jun. 30, 2012 Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Jun. 30, 2012 Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2011 Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2010 Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2009 Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Mar. 23, 2010 Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Jun. 30, 2011 Maximum [Member] Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Jun. 30, 2011 Maximum [Member] Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2011 Monte Carlo [Member] Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2010 Monte Carlo [Member] Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2009 Monte Carlo [Member] Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Mar. 31, 2010 Black Scholes [Member] Stock Options [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2009 Black Scholes [Member] Stock Options [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Mar. 23, 2010 Black Scholes [Member] Stock Options [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Mar. 31, 2010 Black Scholes [Member] Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Dec. 31, 2009 Black Scholes [Member] Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]	Mar. 23, 2010 Black Scholes [Member] Deferred Compensation, Share-based Payments [Member] Automotive Segment [Member] Retired President and Chief Executive Officer [Member] Federal-Mogul [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock options, revised fair value reclassified to equity					$ 27
Compensation expense related to stock options			16			0
Share-based Compensation								4	22
Intrinsic value of stock options							0	5
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercises in Period							0
Stock option black scholes fair value assumption, Exercise price																		$ 19.5	$ 19.5	$ 19.5		$ 19.5	$ 19.5		$ 19.5	$ 19.5
Stock option black scholes fair value assumption, Stock options (number)						4,000,000																2,000,000	2,000,000		2,000,000	2,000,000
stock option fair value, expected volatility																		60.00%	58.00%	61.00%	58.00%	61.00%		58.00%	61.00%
Stock option black scholes fair value assumption, Expected dividend yield																		0.00%	0.00%	0.00%	0.00%	0.00%		0.00%	0.00%
Stock option black scholes fair value assumption, Risk-free rate over the extimated expected option life																		0.17%	0.59%	1.47%	1.18%	1.41%		1.18%	1.47%
Stock option black scholes fair value assumption, Expected option life (in years)																		1 year 6 months	2 years	2 years 219 days	2 years 146 days	2 years 6 months		2 years 146 days	2 years 219 days
Stock option, black scholes fair value																		$ 8,000,000	$ 7,000,000	$ 5,000,000	$ 13,700,000	$ 12,000,000		$ 13,700,000	$ 12,200,000
Stock option, black scholes fair value of vested portion of options																		8	7	0	13.7	9.6		13.7	9.8
Deferred compensation agreement, current liability, gross										10	10
Deferred compensation agreement, number of shares used in cash payout calculation										500,000	500,000
Stock price (in ones)															$ 19.46
Deferred compensation expense										1	1	1	2	3		1	1
Deferred compenstion intrinsic value		10								10	10	10	8
Business Acquisition, Share Price	$ 30			$ 30
Number of cash contingent payment rights (in ones)	1			1
Additional share-based compensation expense from revaluing unvested shares to fair value			12
Unrecognized compensation cost related to restricted shares			$ 23
Options connected to deferred compensation													2,000,000

Pensions, Other Post-employment Benefits and Employee Benefit Plans (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended		12 Months Ended						12 Months Ended			12 Months Ended			12 Months Ended			12 Months Ended									12 Months Ended
	Jun. 30, 2012 Pension Plans, Defined Benefit [Member]	Jun. 30, 2011 Pension Plans, Defined Benefit [Member]	Jun. 30, 2012 Pension Plans, Defined Benefit [Member]	Jun. 30, 2011 Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 Pension Plans, Defined Benefit [Member]	Dec. 31, 2010 Pension Plans, Defined Benefit [Member]	Dec. 31, 2009 Pension Plans, Defined Benefit [Member]	Jun. 30, 2012 Other Postretirement Benefit Plans, Defined Benefit [Member]	Jun. 30, 2011 Other Postretirement Benefit Plans, Defined Benefit [Member]	Jun. 30, 2012 Other Postretirement Benefit Plans, Defined Benefit [Member]	Jun. 30, 2011 Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2011 Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2010 Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2009 Other Postretirement Benefit Plans, Defined Benefit [Member]	Sep. 30, 2010 Automotive Segment [Member]	Jun. 30, 2010 Automotive Segment [Member]	Dec. 31, 2011 Automotive Segment [Member]	Dec. 31, 2010 Automotive Segment [Member]	Dec. 31, 2009 Automotive Segment [Member]	Dec. 31, 2011 Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2010 Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2009 Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2010 Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2009 Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 Automotive Segment [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2010 Automotive Segment [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2009 Automotive Segment [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2011 Railcar and Food Packaging [Member] Pension Plans, Defined Benefit [Member]	Dec. 31, 2010 Railcar and Food Packaging [Member] Pension Plans, Defined Benefit [Member]	Dec. 31, 2009 Railcar and Food Packaging [Member] Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 Railcar and Food Packaging [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2010 Railcar and Food Packaging [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2009 Railcar and Food Packaging [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2011 Equity securities [Member] Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 Equity securities [Member] Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 Fixed Income Investments [Member] Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 Other Investments [Member] Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 Insurance contracts [Member] Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 Debt Securities [Member] Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 25 basis point decrease in discount rate [Member] Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 25 basis point decrease in discount rate [Member] Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 25 basis point decrease in discount rate [Member] Automotive Segment [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2011 25 basis point increase in discount rate [Member] Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 25 basis point increase in discount rate [Member] Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 25 basis point increase in discount rate [Member] Automotive Segment [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2011 25 basis point decrease in return on asset rate [Member] Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 25 basis point decrease in return on asset rate [Member] Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 25 basis point decrease in return on asset rate [Member] Automotive Segment [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]	Dec. 31, 2011 25 basis point increase in return on asset rate [Member] Automotive Segment [Member] United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 25 basis point increase in return on asset rate [Member] Automotive Segment [Member] Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 25 basis point increase in return on asset rate [Member] Automotive Segment [Member] Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Service Cost	$ 7,000,000	$ 7,000,000	$ 14,000,000	$ 14,000,000	$ 29,000,000	$ 30,000,000	$ 35,000,000	$ 0	$ 0	$ 0	$ 0	$ 1,000,000	$ 1,000,000	$ 2,000,000	$ 2,000,000	$ 162,000,000				$ 19,000,000	$ 21,000,000		$ 9,000,000	$ 8,000,000		$ 1,000,000	$ 1,000,000		$ 1,000,000	$ 1,000,000		$ 0	$ 0
Interest Cost	20,000,000	20,000,000	41,000,000	42,000,000	83,000,000	85,000,000	90,000,000	4,000,000	5,000,000	8,000,000	10,000,000	18,000,000	21,000,000	31,000,000						58,000,000	61,000,000		17,000,000	16,000,000		18,000,000	21,000,000		8,000,000	8,000,000		0	0
Expected return on plan assets	(16,000,000)	(17,000,000)	(32,000,000)	(34,000,000)	(67,000,000)	(60,000,000)	(53,000,000)	0	0	0	0	0	0	0
Amortization of actuarial losses	9,000,000	7,000,000	19,000,000	13,000,000	26,000,000	27,000,000	32,000,000	0	0	0	0	1,000,000	0	(1,000,000)
Amortization of prior service credit	0	0	0	0	0	0	0	(4,000,000)	(4,000,000)	(8,000,000)	(8,000,000)	(16,000,000)	(12,000,000)	0
Settlement gain			(1,000,000)	0	0	(1,000,000)	(2,000,000)			0	0	(1,000,000)	(29,000,000)	0	(24,000,000)	(4,000,000)	(1,000,000)
Net periodic benefit cost	20,000,000	17,000,000	41,000,000	35,000,000	71,000,000	81,000,000	102,000,000	0	1,000,000	0	2,000,000	3,000,000	(19,000,000)	32,000,000
Benefit obligation																				1,227,000,000	1,151,000,000	1,071,000,000	362,000,000	352,000,000	352,000,000	350,000,000	366,000,000	506,000,000	178,000,000	165,000,000	158,000,000	0	0	0
Employee contributions																				0	0		0	0		0	1,000,000
Benefits paid																				(60,000,000)	(60,000,000)		(22,000,000)	(21,000,000)		(30,000,000)	(40,000,000)		(9,000,000)	(9,000,000)		0	0
Medicare subsidies received																				0	0		0	0		3,000,000	5,000,000
Plan amendments																				0	0		0	3,000,000		(4,000,000)	(164,000,000)
Actuarial gain (loss) and changes in actuarial assumptions																				59,000,000	59,000,000		21,000,000	13,000,000		(3,000,000)	33,000,000		13,000,000	7,000,000		0	0
Net transfers (out) in																				0	(1,000,000)		1,000,000	0		0	1,000,000
Currency translation																				0	0		(16,000,000)	(19,000,000)		(1,000,000)	2,000,000
Defined Benefit Plan, Fair value of plan assets																				670,000,000	662,000,000	590,000,000	48,000,000	48,000,000	45,000,000	0	0	0	114,000,000	116,000,000	108,000,000	0	0	0
Actual return on plan assets																				9,000,000	80,000,000		2,000,000	3,000,000		0	0		(1,000,000)	13,000,000		0	0
Defined Benefit Plan, Contributions by Employer																				64,000,000	57,000,000		23,000,000	22,000,000		27,000,000	34,000,000		8,000,000	4,000,000		0	0
Company contributions																	1,000,000
Expenses																				(5,000,000)	(5,000,000)		0	0		0	0
Currency translation																				0	0		(3,000,000)	(1,000,000)		0	0
Funded status of plan																					(557,000,000)	(489,000,000)		(314,000,000)	(304,000,000)		(350,000,000)	(366,000,000)		(64,000,000)	(49,000,000)		0	0
Net liability recognized																					(557,000,000)	(489,000,000)		(314,000,000)	(304,000,000)		(350,000,000)	(366,000,000)		(64,000,000)	(49,000,000)		0	0
Amounts recognized in accumulated other comprehensive loss, inclusive of tax impacts
Net actuarial loss																				415,000,000	328,000,000		36,000,000	20,000,000		41,000,000	45,000,000		(9,000,000)	(6,000,000)		1,000,000	1,000,000
Prior service cost (credit)																				0	1,000,000		3,000,000	3,000,000		(124,000,000)	(137,000,000)		0	0		2,000,000	3,000,000
Total recognized in accumulated other comprehensive loss, inclusive of tax impacts																				415,000,000	329,000,000		39,000,000	23,000,000		(83,000,000)	(92,000,000)		(9,000,000)	(6,000,000)		3,000,000	4,000,000
Reduction of pension contribution, funding relief																		25,000,000
Weighted-average Assumptions Used To Determine the Benefit Obligation [Abstract]
Discount rate																				4.50%	5.15%		4.69%	4.92%		4.45%	5.10%
Rate of compensation increase																				3.50%	3.50%		3.16%	3.18%		0.00%	0.00%
Weighted-average Assumptions Used To Determine Net Periodic Benefit Cost (Credit) [Abstract]
Discount rate																				5.15%	5.75%		4.92%	5.13%		5.10%	5.65%
Expected return on plan assets																				8.50%	8.50%		5.34%	5.64%		0.00%	0.00%
Rate of compensation increase																				3.50%	3.50%		3.18%	3.14%		0.00%	0.00%
Defined Benefit Plan, Actual Plan Asset Allocations																																			50.00%	5.00%	25.00%	25.00%	70.00%	25.00%
Percent of plan assets invested in actively managed investment funds																				87.00%
Defined benefit plans with projected benefit obligations in excess of plan assets, Projected benefit obligation																				1,227,000,000	1,151,000,000		359,000,000	348,000,000		350,000,000	366,000,000
Defined benefit plans with projected benefit obligations in excess of plan assets, Fair value of plan assets																				670,000,000	662,000,000		44,000,000	41,000,000		0	0
Defined benefit pension plans with accumulated benefit obligations in excess of plan assets, Projected benefit obligation																				1,227,000,000	1,151,000,000		359,000,000	338,000,000
Defined benefit pension plans with accumulated benefit obligations in excess of plan assets, Accumulated benefit obligation																				1,213,000,000	1,142,000,000		338,000,000	320,000,000
Defined benefit pension plans with accumulated benefit obligations in excess of plan assets, Fair value of plan assets																				670,000,000	662,000,000		44,000,000	35,000,000
Accumulated benefit obligation																	1,554,000,000	1,471,000,000
Amount in accumulated other comprehensive loss expected to recognized as a component of net period benefit cost in the next year, amortization of actuarial losses																				34,000,000			1,000,000			1,000,000
Amount in accumulated other comprehensive loss expected to recognized as a component of net period benefit cost in the next year, amortization of prior service credit																				0			0			(16,000,000)
Total amount in accumulated other comprehensive loss expected to recognized as a component of net period benefit cost in the next year																				34,000,000			1,000,000			(15,000,000)
Defined benefit plan, Healthcare cost trend rate																	7.63%	0.80%
Defined benefit plan, Ultimate health care cost trend rate																	0.50%	0.50%
Defined benefit plan, Year ultimate health care cost trend rate reached																	2018	2018
Defined benefit plan, Drug cost trend rate																	8.94%	0.95%
Defined benefit plan, Effect of 100 basis point increase on service and interest cost components																	1,000,000
Defined benefit plan, Effect of 100 basis point increase on accumulated postretirement benefit obligation																	20,000,000
Defined benefit plan, Effect of 100 basis point decrease on service and interest cost components																	(1,000,000)
Defined benefit plan, Effect of 100 basis point decrease on accumulated postretirement benefit obligation																	(17,000,000)
Change in pension expense due to sensitivity of assumptions used to determine projected benefit obligation, next twelve months																																									2,000,000	0	1,000,000	(2,000,000)	0	(1,000,000)	2,000,000	0	0	(2,000,000)	0	0
Change in projected benefit obligation due to sensitivity of assumptions used to determine projected benefit obligation, next twelve months																																									28,000,000	10,000,000	8,000,000	(28,000,000)	(9,000,000)	(8,000,000)	0	0	0	0	0	0
Change in accumulated other comprehensive loss due to sensitivity of assumptions used to determine projected benefit obligation, next twelve months																																									(28,000,000)	(10,000,000)		28,000,000	9,000,000		0	0		0	0
Projected benefit payment from defined benefit plans [Abstract]
2012																				78,000,000			22,000,000			26,000,000
2013																				82,000,000			22,000,000			26,000,000
2014																				83,000,000			24,000,000			26,000,000
2015																				86,000,000			26,000,000			26,000,000
2016																				84,000,000			23,000,000			26,000,000
2017 - 2021																				461,000,000			127,000,000			120,000,000
Defined Benefit Plan, Estimated Future Employer Contributions in Next Fiscal Year																	127,000,000
Defined Contribution Plan, Cost Recognized																	25,000,000	23,000,000	20,000,000
Supplemental Unemployment Benefits, Other Postemployment																	36,000,000	42,000,000
Defined benefit plans, change in benefit obligation																													$ 0	$ 0		$ 0	$ 0

Segment Reporting, Income Statements (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 30, 2012		Jun. 30, 2011		Jun. 30, 2012 reporting_segments		Jun. 30, 2011		Dec. 31, 2011 reporting_segments		Dec. 31, 2010		Dec. 31, 2009
Segment Reporting Information [Line Items]
Number of reportable segments					9				8
Revenues:
Net sales	$ 3,707		$ 2,357		$ 6,106		$ 4,608		$ 9,128		$ 7,904		$ 6,760
Other revenues from operations	204		183		396		376		770		227		139
Net gain from investment activities	278		590		336		1,207		1,905		814		1,406
Interest and dividend income	17		27		42		61		117		191		239
Other (loss) income, net	(1)		(15)		9		(32)		(65)		(45)		(1)
Total Revenues	4,205		3,142		6,889		6,220		11,855		9,091		8,543
Expenses:
Cost of goods sold	3,229		2,009		5,301		3,934		7,872		6,759		5,842
Other expenses from operations	108		104		214		212		426		144		98
Selling, general and administrative	337		304		646		623		1,241		1,017		1,012
Restructuring	9		1		16		4		11		16		51
Impairment	32		3		34		3		71		12		41
Interest expense	128		113		245		222		435		387		312
Total Expenses	3,843		2,534		6,456		4,998		10,056		8,335		7,356
Income before income tax benefit (expense)	362		608		433		1,222		1,799		756		1,187
Income tax benefit (expense)	88		(24)		118		(42)		(34)		(9)		44
Income from continuing operations									1,765		747		1,231
Less: net income attributable to non-controlling interests											(544)		(972)
Net income (loss) attributable to Icahn Enterprises Holdings											203		259
Net income	450		584		551		1,180		1,765		746		1,232
Net Income (Loss) Attributable to Noncontrolling Interest	210		295		262		651		1,014		544		972
Net income attributable to Icahn Enterprises Holdings	240		289		289		529		751		202		260
Supplemental information:
Capital expenditures	232		103		429		218		481		422		230
Depreciation and amortization	133	[1]	102	[1]	233	[1]	203	[1]	446	[2]	427	[2]	412	[2]
Investment Segment [Member]
Revenues:
Net sales	0		0		0		0		0		0		0
Other revenues from operations	0		0		0		0		0		0		0
Net gain from investment activities	280		575		330		1,191		1,887		756		1,379
Interest and dividend income	14		26		37		60		110		178		217
Other (loss) income, net	1		(19)		(1)		(48)		(88)		(29)		(62)
Total Revenues	295		582		366		1,203		1,909		905		1,534
Expenses:
Cost of goods sold	0		0		0		0		0		0		0
Other expenses from operations	0		0		0		0		0		0		0
Selling, general and administrative	8		9		11		22		50		59		80
Restructuring	0		0		0		0		0		0		0
Impairment	0		0		0		0		0		0		0
Interest expense	0		6		2		9		15		4		4
Total Expenses	8		15		13		31		65		63		84
Income before income tax benefit (expense)	287		567		353		1,172		1,844		842		1,450
Income tax benefit (expense)	0		0		0		0		0		(2)		(2)
Income from continuing operations											840		1,448
Less: net income attributable to non-controlling interests											(492)		(979)
Net income (loss) attributable to Icahn Enterprises Holdings											348		469
Net income	287		567		353		1,172		1,844
Net Income (Loss) Attributable to Noncontrolling Interest	171		278		205		630		971
Net income attributable to Icahn Enterprises Holdings	116		289		148		542		873
Supplemental information:
Capital expenditures	0		0		0		0
Depreciation and amortization	0	[1]	0	[1]	0	[1]	0	[1]
Automotive Segment [Member]
Revenues:
Net sales	1,704		1,800		3,468		3,524		6,910		6,219		5,330
Other revenues from operations	0		0		0		0		0		0		0
Net gain from investment activities	0		0		0		0		0		0		0
Interest and dividend income	1		2		2		3		6		5		8
Other (loss) income, net	4		3		13		12		21		15		59
Total Revenues	1,709		1,805		3,483		3,539		6,937		6,239		5,397
Expenses:
Cost of goods sold	1,450		1,501		2,937		2,946		5,822		5,212		4,538
Other expenses from operations	0		0		0		0		0		0		0
Selling, general and administrative	186		185		387		374		736		704		742
Restructuring	8		0		14		1		5		8		32
Impairment	28		3		29		3		48		2		17
Interest expense	35		35		71		70		141		141		135
Total Expenses	1,707		1,724		3,438		3,394		6,752		6,067		5,464
Income before income tax benefit (expense)	2		81		45		145		185		172		(67)
Income tax benefit (expense)	29		(17)		20		(31)		(17)		(12)		39
Income from continuing operations											160		(28)
Less: net income attributable to non-controlling interests											(44)		(1)
Net income (loss) attributable to Icahn Enterprises Holdings											116		(29)
Net income	31		64		65		114		168
Net Income (Loss) Attributable to Noncontrolling Interest	9		18		19		31		47
Net income attributable to Icahn Enterprises Holdings	22		46		46		83		121
Supplemental information:
Capital expenditures	93		77		223		177		348		251		176
Depreciation and amortization	71	[1]	71	[1]	140	[1]	139	[1]	314		333		327
Energy Segment [Member]
Revenues:
Net sales	1,412	[3]			1,412	[3]
Other revenues from operations	0	[3]			0	[3]
Net gain from investment activities	0	[3]			0	[3]
Interest and dividend income	0	[3]			0	[3]
Other (loss) income, net	(2)	[3]			(2)	[3]
Total Revenues	1,410	[3]			1,410	[3]
Expenses:
Cost of goods sold	1,238	[3]			1,238	[3]
Other expenses from operations	0	[3]			0	[3]
Selling, general and administrative	36	[3]			36	[3]
Restructuring	0	[3]			0	[3]
Impairment	0	[3]			0	[3]
Interest expense	9	[3]			9	[3]
Total Expenses	1,283	[3]			1,283	[3]
Income before income tax benefit (expense)	127	[3]			127	[3]
Income tax benefit (expense)	(48)	[3]			(48)	[3]
Net income	79	[3]			79	[3]
Net Income (Loss) Attributable to Noncontrolling Interest	22	[3]			22	[3]
Net income attributable to Icahn Enterprises Holdings	57	[3]			57	[3]
Supplemental information:
Capital expenditures	31	[3]			31	[3]
Depreciation and amortization	30	[1],[3]			30	[1],[3]
Gaming Segment [Member]
Revenues:
Net sales	0		0		0		0		0		0
Other revenues from operations	164		145		319		302		624		78
Net gain from investment activities	0		0		0		0		0		0
Interest and dividend income	0		0		0		0		1		0
Other (loss) income, net	(6)		0		(8)		0		(1)		0
Total Revenues	158		145		311		302		624		78
Expenses:
Cost of goods sold	0		0		0		0		0		0
Other expenses from operations	82		79		162		163		329		41
Selling, general and administrative	64		61		126		129		254		37
Restructuring	0		0		0		0		0		0
Impairment	2		0		2		0		5		0
Interest expense	4		3		6		5		9		1
Total Expenses	152		143		296		297		597		79
Income before income tax benefit (expense)	6		2		15		5		27		(1)
Income tax benefit (expense)	(2)		1		(1)		3		(3)		0
Income from continuing operations											(1)
Less: net income attributable to non-controlling interests											2
Net income (loss) attributable to Icahn Enterprises Holdings											1
Net income	4		3		14		8		24
Net Income (Loss) Attributable to Noncontrolling Interest	2		2		4		5		11
Net income attributable to Icahn Enterprises Holdings	2		1		10		3		13
Supplemental information:
Capital expenditures	11		10		23		13		34		6	[4]	0
Depreciation and amortization	7	[1]	8	[1]	16	[1]	18	[1]	34		5	[4]	0
Railcar Segment [Member]
Revenues:
Net sales	135		94		299		163		454		206		365
Other revenues from operations	20		18		37		34		65		68		58
Net gain from investment activities	0		0		0		0		0		0		24
Interest and dividend income	1		1		2		2		3		4		7
Other (loss) income, net	0		(3)		0		(5)		(8)		(8)		(10)
Total Revenues	156		110		338		194		514		270		444
Expenses:
Cost of goods sold	107		86		244		153		411		210		329
Other expenses from operations	14		13		28		26		50		55		47
Selling, general and administrative	8		5		14		12		25		26		25
Restructuring	0		0		0		0		0		0		0
Impairment	0		0		0		0		0		0		0
Interest expense	5		6		10		11		20		21		21
Total Expenses	134		110		296		202		506		312		422
Income before income tax benefit (expense)	22		0		42		(8)		8		(42)		22
Income tax benefit (expense)	(9)		0		(17)		3		(4)		15		(7)
Income from continuing operations											(27)		15
Less: net income attributable to non-controlling interests											12		(7)
Net income (loss) attributable to Icahn Enterprises Holdings											(15)		8
Net income	13		0		25		(5)		4
Net Income (Loss) Attributable to Noncontrolling Interest	6		0		11		(2)		2
Net income attributable to Icahn Enterprises Holdings	7		0		14		(3)		2
Supplemental information:
Capital expenditures	78		1		119		2		36		6		15
Depreciation and amortization	6	[1]	6	[1]	11	[1]	12	[1]	23		23		22
Food Packaging Segment [Member]
Revenues:
Net sales	86		89		169		169		339		316		299
Other revenues from operations	0		0		0		0		0		0		0
Net gain from investment activities	0		0		0		0		0		0		0
Interest and dividend income	0		0		0		0		0		0		0
Other (loss) income, net	(2)		0		(2)		0		(1)		1		(3)
Total Revenues	84		89		167		169		338		317		296
Expenses:
Cost of goods sold	67		66		130		127		263		234		220
Other expenses from operations	0		0		0		0		0		0		0
Selling, general and administrative	11		11		24		22		43		46		42
Restructuring	0		0		0		0		0		0		0
Impairment	0		0		0		0		0		0		1
Interest expense	5		5		10		10		21		21		16
Total Expenses	83		82		164		159		327		301		279
Income before income tax benefit (expense)	1		7		3		10		11		16		17
Income tax benefit (expense)	0		(2)		(1)		(3)		(5)		(2)		(2)
Income from continuing operations											14		15
Less: net income attributable to non-controlling interests											(4)		(4)
Net income (loss) attributable to Icahn Enterprises Holdings											10		11
Net income	1		5		2		7		6
Net Income (Loss) Attributable to Noncontrolling Interest	0		1		1		2		2
Net income attributable to Icahn Enterprises Holdings	1		4		1		5		4
Supplemental information:
Capital expenditures	11		9		23		14		37		20		24
Depreciation and amortization	5	[1]	4	[1]	9	[1]	8	[1]	17		14		15
Metals Segment [Member]
Revenues:
Net sales	303		288		635		567		1,095		725		382
Other revenues from operations	0		0		0		0		0		0		0
Net gain from investment activities	0		0		0		0		0		0		0
Interest and dividend income	0		0		0		0		0		0		0
Other (loss) income, net	1		0		1		0		1		0		2
Total Revenues	304		288		636		567		1,096		725		384
Expenses:
Cost of goods sold	311		278		642		539		1,068		697		403
Other expenses from operations	0		0		0		0		0		0		0
Selling, general and administrative	7		7		14		13		25		23		17
Restructuring	0		0		0		0		0		0		0
Impairment	0		0		0		0		0		0		13
Interest expense	0		0		0		0		0		0		0
Total Expenses	318		285		656		552		1,093		720		433
Income before income tax benefit (expense)	(14)		3		(20)		15		3		5		(49)
Income tax benefit (expense)	0		0		4		(4)		3		(1)		19
Income from continuing operations											4		(30)
Less: net income attributable to non-controlling interests											0		0
Net income (loss) attributable to Icahn Enterprises Holdings											4		(30)
Net income	(14)		3		(16)		11		6
Net Income (Loss) Attributable to Noncontrolling Interest	0		0		0		0		0
Net income attributable to Icahn Enterprises Holdings	(14)		3		(16)		11		6
Supplemental information:
Capital expenditures	7		6		9		12		25		21		12
Depreciation and amortization	6	[1]	5	[1]	12	[1]	10	[1]	23		18		13
Real Estate Segment [Member]
Revenues:
Net sales	3		4		3		5		8		9		15
Other revenues from operations	20		20		40		40		81		81		81
Net gain from investment activities	0		0		0		0		0		0		0
Interest and dividend income	0		0		0		0		0		0		0
Other (loss) income, net	1		1		2		1		1		0		0
Total Revenues	24		25		45		46		90		90		96
Expenses:
Cost of goods sold	1		3		1		4		3		6		14
Other expenses from operations	12		12		24		23		47		48		51
Selling, general and administrative	4		4		7		8		16		19		9
Restructuring	0		0		0		0		0		0		0
Impairment	0		0		0		0		0		1		2
Interest expense	1		2		2		4		6		8		9
Total Expenses	18		21		34		39		72		82		85
Income before income tax benefit (expense)	6		4		11		7		18		8		11
Income tax benefit (expense)	0		0		0		0		0		0		0
Income from continuing operations											8		11
Less: net income attributable to non-controlling interests											0		0
Net income (loss) attributable to Icahn Enterprises Holdings											8		11
Net income	6		4		11		7		18
Net Income (Loss) Attributable to Noncontrolling Interest	0		0		0		0		0
Net income attributable to Icahn Enterprises Holdings	6		4		11		7		18
Supplemental information:
Capital expenditures	1		0		1		0		1		1		1
Depreciation and amortization	6	[1]	6	[1]	11	[1]	11	[1]	23		23		25
Home Fashion Segment [Member]
Revenues:
Net sales	64		82		120		180		322		429		369
Other revenues from operations	0		0		0		0		0		0		0
Net gain from investment activities	0		0		0		0		0		0		0
Interest and dividend income	0		0		0		0		0		0		0
Other (loss) income, net	1		2		2		3		3		2		13
Total Revenues	65		84		122		183		325		431		382
Expenses:
Cost of goods sold	55		75		109		165		305		400		338
Other expenses from operations	0		0		0		0		0		0		0
Selling, general and administrative	9		15		19		31		61		75		75
Restructuring	1		1		2		3		6		8		19
Impairment	2		0		3		0		18		9		8
Interest expense	0		1		0		1		1		1		1
Total Expenses	67		92		133		200		391		493		441
Income before income tax benefit (expense)	(2)		(8)		(11)		(17)		(66)		(62)		(59)
Income tax benefit (expense)	0		0		0		0		0		0		0
Income from continuing operations											(62)		(59)
Less: net income attributable to non-controlling interests											20		19
Net income (loss) attributable to Icahn Enterprises Holdings											(42)		(40)
Net income	(2)		(8)		(11)		(17)		(66)
Net Income (Loss) Attributable to Noncontrolling Interest	0		(3)		0		(6)		(10)
Net income attributable to Icahn Enterprises Holdings	(2)		(5)		(11)		(11)		(56)
Supplemental information:
Capital expenditures	0		0		0		0		0		2		2
Depreciation and amortization	2	[1]	2	[1]	4	[1]	5	[1]	11		11		10
Icahn Enterprises Holdings [Member]
Revenues:
Net sales	0		0		0		0		0		0		0
Other revenues from operations	0		0		0		0		0		0		0
Net gain from investment activities	(2)		15		6		25		27		79		3
Interest and dividend income	1		0		1		1		2		5		7
Other (loss) income, net	1		1		4		5		7		(26)		0
Total Revenues	0		16		11		31		36		58		10
Expenses:
Cost of goods sold	0		0		0		0		0		0		0
Other expenses from operations	0		0		0		0		0		0		0
Selling, general and administrative	4		7		8		12		31		28		22
Restructuring	0		0		0		0		0		0		0
Impairment	0		0		0		0		0		0		0
Interest expense	69		55		135		112		222		190		126
Total Expenses	73		62		143		124		253		218		148
Income before income tax benefit (expense)	(73)		(46)		(132)		(93)		(217)		(160)		(138)
Income tax benefit (expense)	118		(6)		161		(10)		(8)		(7)		(3)
Income from continuing operations											(167)		(141)
Less: net income attributable to non-controlling interests											(52)		0
Net income (loss) attributable to Icahn Enterprises Holdings											(219)		(141)
Net income	45		(52)		29		(103)		(225)
Net Income (Loss) Attributable to Noncontrolling Interest	0		0		0		0		0
Net income attributable to Icahn Enterprises Holdings	45		(52)		29		(103)		(225)
Supplemental information:
Capital expenditures	0		0		0		0		0		115		0
Depreciation and amortization	0	[1]	0	[1]	0	[1]	0	[1]	1		0		0
Eliminations [Member]
Revenues:
Net sales			0				0		0		0
Other revenues from operations			0				0		0		0
Net gain from investment activities			0				(9)		(9)		(21)
Interest and dividend income			(2)				(5)		(5)		(1)
Other (loss) income, net			0				0		0		0
Total Revenues			(2)				(14)		(14)		(22)
Expenses:
Cost of goods sold			0				0		0		0
Other expenses from operations			0				0		0		0
Selling, general and administrative			0				0		0		0
Restructuring			0				0		0		0
Impairment			0				0		0		0
Interest expense			0				0		0		0
Total Expenses			0				0		0		0
Income before income tax benefit (expense)			(2)				(14)		(14)		(22)
Income tax benefit (expense)			0				0		0		0
Income from continuing operations											(22)
Less: net income attributable to non-controlling interests											14
Net income (loss) attributable to Icahn Enterprises Holdings											(8)
Net income			(2)				(14)		(14)
Net Income (Loss) Attributable to Noncontrolling Interest			(1)				(9)		(9)
Net income attributable to Icahn Enterprises Holdings			(1)				(5)		(5)
Supplemental information:
Capital expenditures			0				0
Depreciation and amortization			$ 0	[1]			$ 0	[1]

[1]	Excludes amounts related to the amortization of debt discounts and premiums.
[2]	Depreciation and amortization includes amortization expense related to debt of $36 million, $35 million and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively, which is included in interest expense in our consolidated statements of operations.
[3]	We consolidated CVR effective May 4, 2012.
[4]	Gaming results are for the period November 15, 2010 through December 31, 2010.

Segment Reporting, Balance Sheets (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
ASSETS
Cash and cash equivalents	$ 3,209	$ 2,278	$ 2,607	$ 2,963	$ 2,256	$ 2,917
Cash held at consolidated affiliated partnerships and restricted cash	1,372	4,979		2,174
Investments	5,386	8,938		7,470
Accounts receivable, net	1,865	1,424		1,285
Inventories, net	1,862	1,344		1,163
Property, plant and equipment, net	6,220	3,505		3,455
Goodwill and intangible assets, net	3,231	2,026		2,128
Other assets	881	653		709
Total Assets	24,026	25,147		21,347
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	4,252	2,843		3,121
Securities sold, not yet purchased, at fair value	548	4,476		1,219
Due to brokers	4	2,171		1,323
Post-employment benefit liability	1,303	1,340		1,272
Debt	8,196	6,463		6,498
Total liabilities	14,303	17,293		13,433
Equity attributable to Icahn Enterprises Holdings	4,556	3,776		3,203
Equity attributable to non-controlling interests	5,167	4,078		4,711
Total equity	9,723	7,854		7,914	7,274	6,800
Total Liabilities and Equity	24,026	25,147		21,347
Investment Segment [Member]
ASSETS
Cash and cash equivalents	13	7		8
Cash held at consolidated affiliated partnerships and restricted cash	1,346	4,941		2,029
Investments	4,982	8,448		7,426
Accounts receivable, net	0	0		0
Inventories, net	0	0		0
Property, plant and equipment, net	0	0		0
Goodwill and intangible assets, net	0	0		0
Other assets	133	81		66
Total Assets	6,474	13,477		9,529
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	334	162		574
Securities sold, not yet purchased, at fair value	548	4,476		1,219
Due to brokers	4	2,171		1,323
Post-employment benefit liability	0	0		0
Debt	0	0		0
Total liabilities	886	6,809		3,116
Equity attributable to Icahn Enterprises Holdings	2,076	3,282		2,576
Equity attributable to non-controlling interests	3,512	3,386		3,837
Total equity	5,588	6,668		6,413
Total Liabilities and Equity	6,474	13,477		9,529
Automotive Segment [Member]
ASSETS
Cash and cash equivalents	716	953		1,105
Cash held at consolidated affiliated partnerships and restricted cash	0	0		0
Investments	248	228		210
Accounts receivable, net	1,379	1,169		1,053
Inventories, net	988	956		847
Property, plant and equipment, net	1,862	1,855		1,802
Goodwill and intangible assets, net	1,779	1,808		1,915
Other assets	320	319		364
Total Assets	7,292	7,288		7,296
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	1,855	1,875		1,887
Securities sold, not yet purchased, at fair value	0	0		0
Due to brokers	0	0		0
Post-employment benefit liability	1,237	1,272		1,219
Debt	2,788	2,798		2,787
Total liabilities	5,880	5,945		5,893
Equity attributable to Icahn Enterprises Holdings	1,019	967		1,010
Equity attributable to non-controlling interests	393	376		393
Total equity	1,412	1,343		1,403
Total Liabilities and Equity	7,292	7,288		7,296
Energy Segment [Member]
ASSETS
Cash and cash equivalents	693
Cash held at consolidated affiliated partnerships and restricted cash	0
Investments	0
Accounts receivable, net	214
Inventories, net	514
Property, plant and equipment, net	2,588
Goodwill and intangible assets, net	1,249
Other assets	104
Total Assets	5,362
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	1,442
Securities sold, not yet purchased, at fair value	0
Due to brokers	0
Post-employment benefit liability	0
Debt	907
Total liabilities	2,349
Equity attributable to Icahn Enterprises Holdings	2,081
Equity attributable to non-controlling interests	932
Total equity	3,013
Total Liabilities and Equity	5,362
Gaming Segment [Member]
ASSETS
Cash and cash equivalents	225	150		154
Cash held at consolidated affiliated partnerships and restricted cash	18	16		18
Investments	35	34		33
Accounts receivable, net	17	19		18
Inventories, net	0	0		0
Property, plant and equipment, net	422	416		421
Goodwill and intangible assets, net	69	77		79
Other assets	58	58		70
Total Assets	844	770		793
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	142	145		154
Securities sold, not yet purchased, at fair value	0	0		0
Due to brokers	0	0		0
Post-employment benefit liability	0	0		0
Debt	171	49		62
Total liabilities	313	194		216
Equity attributable to Icahn Enterprises Holdings	355	402		122
Equity attributable to non-controlling interests	176	174		455
Total equity	531	576		577
Total Liabilities and Equity	844	770		793
Railcar Segment [Member]
ASSETS
Cash and cash equivalents	250	307		319
Cash held at consolidated affiliated partnerships and restricted cash	0	0		0
Investments	46	45		48
Accounts receivable, net	20	34		21
Inventories, net	110	96		50
Property, plant and equipment, net	302	194		181
Goodwill and intangible assets, net	7	7		7
Other assets	30	21		28
Total Assets	765	704		654
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	146	110		64
Securities sold, not yet purchased, at fair value	0	0		0
Due to brokers	0	0		0
Post-employment benefit liability	9	9		7
Debt	275	275		275
Total liabilities	430	394		346
Equity attributable to Icahn Enterprises Holdings	186	172		167
Equity attributable to non-controlling interests	149	138		141
Total equity	335	310		308
Total Liabilities and Equity	765	704		654
Food Packaging Segment [Member]
ASSETS
Cash and cash equivalents	38	66		88
Cash held at consolidated affiliated partnerships and restricted cash	1	2		2
Investments	0	0		0
Accounts receivable, net	58	53		48
Inventories, net	59	53		55
Property, plant and equipment, net	145	131		109
Goodwill and intangible assets, net	13	14		17
Other assets	30	31		30
Total Assets	344	350		349
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	68	75		72
Securities sold, not yet purchased, at fair value	0	0		0
Due to brokers	0	0		0
Post-employment benefit liability	54	56		44
Debt	216	216		216
Total liabilities	338	347		332
Equity attributable to Icahn Enterprises Holdings	1	(1)		10
Equity attributable to non-controlling interests	5	4		7
Total equity	6	3		17
Total Liabilities and Equity	344	350		349
Metals Segment [Member]
ASSETS
Cash and cash equivalents	29	7		17
Cash held at consolidated affiliated partnerships and restricted cash	3	2		4
Investments	0	0		3
Accounts receivable, net	121	98		61
Inventories, net	128	163		87
Property, plant and equipment, net	138	134		115
Goodwill and intangible assets, net	28	30		8
Other assets	44	42		31
Total Assets	491	476		326
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	74	85		58
Securities sold, not yet purchased, at fair value	0	0		0
Due to brokers	0	0		0
Post-employment benefit liability	3	3		2
Debt	4	4		2
Total liabilities	81	92		62
Equity attributable to Icahn Enterprises Holdings	410	384		264
Equity attributable to non-controlling interests	0	0		0
Total equity	410	384		264
Total Liabilities and Equity	491	476		326
Real Estate Segment [Member]
ASSETS
Cash and cash equivalents	54	216		86
Cash held at consolidated affiliated partnerships and restricted cash	2	2		4
Investments	0	0		0
Accounts receivable, net	7	5		6
Inventories, net	0	0		0
Property, plant and equipment, net	673	679		700
Goodwill and intangible assets, net	83	87		97
Other assets	16	15		14
Total Assets	835	1,004		907
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	20	23		27
Securities sold, not yet purchased, at fair value	0	0		0
Due to brokers	0	0		0
Post-employment benefit liability	0	0		0
Debt	74	75		111
Total liabilities	94	98		138
Equity attributable to Icahn Enterprises Holdings	741	906		769
Equity attributable to non-controlling interests	0	0		0
Total equity	741	906		769
Total Liabilities and Equity	835	1,004		907
Home Fashion Segment [Member]
ASSETS
Cash and cash equivalents	63	55		32
Cash held at consolidated affiliated partnerships and restricted cash	0	0		0
Investments	14	13		13
Accounts receivable, net	49	46		78
Inventories, net	63	76		124
Property, plant and equipment, net	87	93		124
Goodwill and intangible assets, net	3	3		5
Other assets	30	33		32
Total Assets	309	319		408
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	38	36		58
Securities sold, not yet purchased, at fair value	0	0		0
Due to brokers	0	0		0
Post-employment benefit liability	0	0		0
Debt	0	0		0
Total liabilities	38	36		58
Equity attributable to Icahn Enterprises Holdings	271	283		313
Equity attributable to non-controlling interests	0	0		37
Total equity	271	283		350
Total Liabilities and Equity	309	319		408
Icahn Enterprises Holdings [Member]
ASSETS
Cash and cash equivalents	1,128	517		1,154
Cash held at consolidated affiliated partnerships and restricted cash	2	16		117
Investments	61	170		16
Accounts receivable, net	0	0		0
Inventories, net	0	0		0
Property, plant and equipment, net	3	3		3
Goodwill and intangible assets, net	0	0		0
Other assets	116	53		74
Total Assets	1,310	759		1,364
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities	133	332		227
Securities sold, not yet purchased, at fair value	0	0		0
Due to brokers	0	0		0
Post-employment benefit liability	0	0		0
Debt	3,761	3,046		3,045
Total liabilities	3,894	3,378		3,272
Equity attributable to Icahn Enterprises Holdings	(2,584)	(2,619)		(1,928)
Equity attributable to non-controlling interests	0	0		20
Total equity	(2,584)	(2,619)		(1,908)
Total Liabilities and Equity	1,310	759		1,364
Eliminations [Member]
ASSETS
Cash and cash equivalents				0
Cash held at consolidated affiliated partnerships and restricted cash				0
Investments				(279)
Accounts receivable, net				0
Inventories, net				0
Property, plant and equipment, net				0
Goodwill and intangible assets, net				0
Other assets				0
Total Assets				(279)
LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other liabilities				0
Securities sold, not yet purchased, at fair value				0
Due to brokers				0
Post-employment benefit liability				0
Debt				0
Total liabilities				0
Equity attributable to Icahn Enterprises Holdings				(100)
Equity attributable to non-controlling interests				(179)
Total equity				(279)
Total Liabilities and Equity				$ (279)

Segment and Geographic Reporting Segment and Geographic (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 30, 2012		Jun. 30, 2011		Jun. 30, 2012		Jun. 30, 2011		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Segment Reporting Information [Line Items]
Capital expenditures	$ 232		$ 103		$ 429		$ 218		$ 481		$ 422		$ 230
Depreciation and amortization	133	[1]	102	[1]	233	[1]	203	[1]	446	[2]	427	[2]	412	[2]
Amortization relating to debt									36		35		23
Automotive Segment [Member]
Segment Reporting Information [Line Items]
Capital expenditures	93		77		223		177		348		251		176
Depreciation and amortization	71	[1]	71	[1]	140	[1]	139	[1]	314		333		327
Gaming Segment [Member]
Segment Reporting Information [Line Items]
Capital expenditures	11		10		23		13		34		6	[3]	0
Depreciation and amortization	7	[1]	8	[1]	16	[1]	18	[1]	34		5	[3]	0
Railcar Segment [Member]
Segment Reporting Information [Line Items]
Capital expenditures	78		1		119		2		36		6		15
Depreciation and amortization	6	[1]	6	[1]	11	[1]	12	[1]	23		23		22
Food Packaging Segment [Member]
Segment Reporting Information [Line Items]
Capital expenditures	11		9		23		14		37		20		24
Depreciation and amortization	5	[1]	4	[1]	9	[1]	8	[1]	17		14		15
Metals Segment [Member]
Segment Reporting Information [Line Items]
Capital expenditures	7		6		9		12		25		21		12
Depreciation and amortization	6	[1]	5	[1]	12	[1]	10	[1]	23		18		13
Real Estate Segment [Member]
Segment Reporting Information [Line Items]
Capital expenditures	1		0		1		0		1		1		1
Depreciation and amortization	6	[1]	6	[1]	11	[1]	11	[1]	23		23		25
Home Fashion Segment [Member]
Segment Reporting Information [Line Items]
Capital expenditures	0		0		0		0		0		2		2
Depreciation and amortization	2	[1]	2	[1]	4	[1]	5	[1]	11		11		10
Icahn Enterprises Holdings [Member]
Segment Reporting Information [Line Items]
Capital expenditures	0		0		0		0		0		115		0
Depreciation and amortization	$ 0	[1]	$ 0	[1]	$ 0	[1]	$ 0	[1]	$ 1		$ 0		$ 0

[1]	Excludes amounts related to the amortization of debt discounts and premiums.
[2]	Depreciation and amortization includes amortization expense related to debt of $36 million, $35 million and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively, which is included in interest expense in our consolidated statements of operations.
[3]	Gaming results are for the period November 15, 2010 through December 31, 2010.

Segment and Geographic Reporting Schedule of Geographic Information (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales	$ 3,707	$ 2,357	$ 6,106	$ 4,608	$ 9,128	$ 7,904	$ 6,760
Other revenues from operations	204	183	396	376	770	227	139
Property, plant and equipment, net	6,220		6,220		3,505	3,455
United States
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales					4,453	3,850	3,325
Other revenues from operations					759	221	136
Property, plant and equipment, net					1,997	1,992
Germany
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales					1,302	1,068	893
Other revenues from operations					0	0	0
Property, plant and equipment, net					388	384
Other
Revenues from External Customers and Long-Lived Assets [Line Items]
Net sales					3,373	2,986	2,542
Other revenues from operations					11	6	3
Property, plant and equipment, net					$ 1,120	$ 1,079

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended				12 Months Ended				1 Months Ended		12 Months Ended	3 Months Ended	6 Months Ended				12 Months Ended			12 Months Ended										3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2011 Atlantic Coast [Member]	Dec. 31, 2010 Tropicana [Member]	Dec. 31, 2011 WPI [Member]	Dec. 31, 2010 WPI [Member]	Feb. 29, 2012 WestPoint Home [Member]	Feb. 29, 2012 American Entertainment Properties Corp. [Member]	Dec. 31, 2011 American Entertainment Properties Corp. [Member]	Jun. 30, 2012 Federal-Mogul [Member]	Jun. 30, 2012 Federal-Mogul [Member]	Dec. 31, 2011 Federal-Mogul [Member]	Jun. 30, 2012 Federal-Mogul [Member] Settlement with Taxing Authority or Statute Expirations [Member]	Dec. 31, 2011 Viskase [Member]	Dec. 31, 2011 UNITED STATES Viskase [Member]	Dec. 31, 2011 UNITED KINGDOM Federal-Mogul [Member]	Dec. 31, 2011 Other Foreign countries [Member] Federal-Mogul [Member]	Dec. 31, 2011 Domestic Tax Authority [Member]	Dec. 31, 2010 Domestic Tax Authority [Member]	Dec. 31, 2009 Domestic Tax Authority [Member]	Dec. 31, 2011 Foreign Tax Authority [Member]	Dec. 31, 2010 Foreign Tax Authority [Member]	Dec. 31, 2009 Foreign Tax Authority [Member]	Dec. 31, 2011 Other Segments [Member]	Dec. 31, 2010 Other Segments [Member]	Dec. 31, 2011 Federal-Mogul [Member]	Dec. 31, 2011 Viskase [Member]	Jun. 30, 2012 Automotive Segment [Member]	Jun. 30, 2011 Automotive Segment [Member]	Jun. 30, 2012 Automotive Segment [Member]	Jun. 30, 2011 Automotive Segment [Member]	Dec. 31, 2011 Automotive Segment [Member]	Dec. 31, 2010 Automotive Segment [Member]	Dec. 31, 2009 Automotive Segment [Member]	Dec. 31, 2011 Minimum [Member] UNITED STATES Federal-Mogul [Member]	Dec. 31, 2011 Maximum [Member] UNITED STATES Federal-Mogul [Member]
Income Tax Contingency [Line Items]
Pre-tax income	$ 362	$ 608	$ 433	$ 1,222	$ 1,799	$ 756	$ 1,187																											$ 2	$ 81	$ 45	$ 145	$ 185	$ 172	$ (67)
Change in deferred tax assets valuation allowance													48	111
Decrease in unrecognized tax benefits included in income tax benefit due to impact of valuation allowances, effectively settled																	19
Reasonably possible decrease in unrecognized tax benefits in next 12 months																		328	260
Income tax disclosure, book basis of net assets					3,755	3,183
Income tax disclosure, different between book basis and tax basis of net assets					(1,553)	(1,017)
Income tax disclosure, tax basis of net assets					2,202	2,166
Current Income Tax Expense (Benefit)					(46)	(37)	(44)																	(1)	17	(14)	(45)	(54)	(30)
Deferred Income Tax Expense (Benefit)					12	28	88																	4	(15)	49	8	43	39
Income tax benefit (expense)	88	(24)	118	(42)	(34)	(9)	44																											29	(17)	20	(31)	(17)	(12)	39
Deferred Tax Assets, Property, plant and equipment					180	191
Deferred Tax Assets, Net operating losses					873	866
Deferred Tax Assets, Tax credits					120	118
Deferred Tax Assets, Post-employment benefits, including pensions					412	366
Deferred Tax Assets, Reoganization costs					78	115
Deferred Tax Assets, Other					167	127
Deferred Tax Assets, Gross					1,830	1,783
Deferred Tax Assets, Valuation allowance					(1,403)	(1,402)
Deferred Tax Assets, Net					427	381
Deferred Tax Liabilities, property, plant and equipment					(115)	(188)
Deferred Tax Liabilities, Intangible assets					(263)	(266)
Deferred Tax Liability, Investment in partnerships					(103)	0
Deferred Tax Liabilities, investment in U.S. subsidiaries					(366)	(367)
Deferred Tax Liabilities, Other					(14)	(18)
Deferred Tax Liabilities, Gross					(861)	(839)
Defered Tax Liabilities, Net of deferred tax assets					(434)	(458)
Deferred tax assets					122	143
Deferred tax liability	1,319		1,319		556	601
Valuation Allowance, Deferred Tax Asset, Change in Amount					1	(277)				240	23	24																		(5)	13	(47)	30
Statutory federal rate			35.00%		35.00%	35.00%	35.00%
Effective Income Tax Rate Reconciliation, Foreign operations					0.80%	3.00%	3.10%
Effective Income Tax Rate Reconciliation, Valuation allowance					(0.60%)	(5.70%)	(0.40%)
Effective Income Tax Rate Reconciliation, Gain on settlement of liabilities subject to compromise					(1.40%)	0.00%	(0.20%)
Effective Income Tax Rate Reconciliation, Income not subject to taxation					(31.40%)	(30.00%)	(38.80%)
Effective Income Tax Rate Reconciliation, Other					(0.50%)	(1.10%)	(2.40%)
Effective income tax rate	(24.30%)	3.90%	(27.30%)	3.40%	1.90%	1.20%	(3.70%)
Undistributed Earnings of Foreign Subsidiaries																		677		24
Cash and cash equivalents	3,209	2,607	3,209	2,607	2,278	2,963	2,256	2,917																										716		716		953	1,105
cash and cash equivalents, held by foreign subsidiaries																																						578
Operating Loss Carryforwards									9		645				72			2,000
Deferred Tax Assets, Operating Loss Carryforwards, State and Local																		1,100		95
Operating Loss Carryforwards, Expiration Dates									2025		2023				2029						2025																				2012	2031
Deferred Tax Assets, Operating Loss Carryforwards, Foreign																				1		383	559
Unrecognized Tax Benefits					388	407	430	467
Unrecognized Tax Benefits, Addition based on tax positions related to the current year					7	7	20
Unrecognized Tax Benefits, Increase for tax positions of prior years					27	7	13
Unrecognized Tax Benefits, Decrease for tax positions of prior years					(20)	(9)	(45)
Unrecognized Tax Benefits, Decrease for statute of limitation expiration					(9)	(21)	(26)
Unrecognized Tax Benefits, Settlements					(21)	0	0									298	298
Unrecognized Tax Benefits, Impact of currency translation and other					(3)	(7)	1
Unrecognized tax benefits that if recognized would impact effective tax rate					71	81	94											43
Unrecognized Tax Benefits, Liabilities recognized relating to penalties and interest					14	18	15
Unrecognized Tax Benefits, Income tax expense related to penalties and interest					$ 3	$ 3	$ 4

Accumulated Other Comprehensive Loss (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) [Abstract]
Post-employment benefits, net of tax	$ (406)	$ (415)	$ (283)
Hedge instruments, net of tax	(66)	(80)	(81)
Translation adjustments and other, net of tax	(386)	(360)	(233)
Accumulated other comprehensive loss	$ (858)	$ (855)	$ (597)

Other (Loss) Income, Net (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net	$ (1)	$ (15)	$ 9	$ (32)	$ (65)	$ (45)	$ (1)
Gain on Purchase of Business [Member]
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net					0	16	0
Loss on extinguishment of debt [Member]
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net	0	0	(2)	0	0	(39)	(6)
Realized and unrealized loss on derivatives, net [Member]
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net	(3)	0	(3)	0
Dividend expense related to securities sod, not yet purchased [Member]
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net	(1)	(19)	(3)	(32)	(86)	(29)	(62)
(Loss) gain on disposition of assets [Member]
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net	(2)	2	1	0	(4)	1	8
Appreciation on deferred management fee [Member]
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net	0	0	0	(13)
Equity earnings from non-consolidated affiliates [Member]
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net	13	8	24	16	30	25	12
Foreign currency translation loss [Member]
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net	(5)	(5)	(7)	(6)	(9)	(26)	3
Other [Member]
Component of Other Income (Loss), Net [Line Items]
Other (loss) income, net	$ (3)	$ (1)	$ (1)	$ 3	$ 4	$ 7	$ 44

Commitments and Contingencies Commitments and Contingencies (Details) (USD $)	Dec. 31, 2011	Jun. 30, 2012 Principal Owners and Affiliates [Member]	Dec. 31, 2011 Principal Owners and Affiliates [Member]	Dec. 31, 2010 Principal Owners and Affiliates [Member]	Jun. 30, 2012 ACF [Member]	Dec. 31, 2011 ACF [Member]	Dec. 31, 2010 ACF [Member]	Jun. 30, 2012 Starfire Holding Corporation [Member]	Dec. 31, 2011 Starfire Holding Corporation [Member]	Jun. 30, 2012 Railcar Segment [Member] ARI [Member] ARI Joint Venture [Member]	Dec. 31, 2011 Railcar Segment [Member] ARI [Member] ARI Joint Venture [Member]	Aug. 05, 2009 Railcar Segment [Member] ARI [Member] ARI Joint Venture [Member]	Jun. 30, 2012 Railcar Segment [Member] ARI [Member] ARI Joint Venture [Member] Term Loan [Member]	Dec. 31, 2011 Railcar Segment [Member] ARI [Member] ARI Joint Venture [Member] Term Loan [Member]	Jun. 30, 2012 Railcar Segment [Member] ARI [Member] ARI Joint Venture [Member] Revolving Credit Facility [Member]	Dec. 31, 2011 Railcar Segment [Member] ARI [Member] ARI Joint Venture [Member] Revolving Credit Facility [Member]	Jun. 30, 2012 Automotive Segment [Member]	Dec. 31, 2011 Automotive Segment [Member]	Dec. 31, 2010 Automotive Segment [Member]	Dec. 29, 2009 Tropicana [Member] Exit Facility [Member]	Mar. 08, 2010 Tropicana [Member] Exit Facility [Member] Term Loan [Member]	Mar. 08, 2010 Tropicana [Member] Exit Facility [Member] Revolving Credit Facility [Member]	Aug. 12, 2010 Tropicana [Member] Gaming Segment [Member]	Mar. 08, 2010 Investment Funds [Member] Exit Facility [Member] Term Loan [Member]	Mar. 08, 2010 Investment Funds [Member] Exit Facility [Member] Revolving Credit Facility [Member]	Jun. 30, 2012 CVR Energy, Inc. [Member] Energy Segment [Member]	Jun. 30, 2012 PSC Metals [Member] Metals Segment [Member]	Dec. 31, 2011 PSC Metals [Member] Metals Segment [Member]	Dec. 31, 2010 PSC Metals [Member] Metals Segment [Member]	Jun. 30, 2012 PSC Metals [Member] Metals Segment [Member] Cleveland OH Scrap Processing Facility [Member] scrap_processing_facilities	Dec. 31, 2011 PSC Metals [Member] Metals Segment [Member] Cleveland OH Scrap Processing Facility [Member] scrap_processing_facilities	Jun. 30, 2012 Federal-Mogul [Member] Automotive Segment [Member]	Dec. 31, 2011 Federal-Mogul [Member] Automotive Segment [Member]	Dec. 31, 2010 Federal-Mogul [Member] Automotive Segment [Member]	Jun. 30, 2012 WPH [Member] Home Fashion Segment [Member]	Dec. 31, 2011 WPH [Member] Home Fashion Segment [Member]	Dec. 31, 2010 WPH [Member] Home Fashion Segment [Member]	Jun. 30, 2012 Icahn Enterprises G.P. [Member] Principal Owners and Affiliates [Member]	Dec. 31, 2011 Icahn Enterprises G.P. [Member] Principal Owners and Affiliates [Member]	Dec. 31, 2011 CRNF [Member] Energy Segment [Member]	Dec. 31, 2010 CRNF [Member] Energy Segment [Member]	Dec. 31, 2009 CRNF [Member] Energy Segment [Member]	Dec. 31, 2008 CRNF [Member] Energy Segment [Member]	Dec. 31, 2011 Icahn Enterprises Holdings [Member]	Dec. 31, 2011 Minimum [Member] Icahn Enterprises Holdings [Member] Principal Owners and Affiliates [Member]
Loss Contingencies [Line Items]
Capital Lease Obligations	$ 2,000,000
Average increase in annual property tax expense																																								11,000,000	12,000,000	11,000,000	11,000,000
Term Loan Facility													60,000,000	60,000,000							130,000,000
Term Loan Facility, discount percentage																					7.00%
Line of credit facility															10,000,000	10,000,000						20,000,000
Percentage of loan to joint venture held												50.00%								50.00%				50.00%
Funding commitment, percentage of loan										50.00%	50.00%														100.00%
Accrued environmental liabilities																	15,000,000	16,000,000	19,000,000								28,000,000	30,000,000	28,000,000						1,000,000	1,000,000	1,000,000
Negotiated settlement to resolve Port Refinery environmental matter																											225,000
Possible material additional losses, above and beyond best estimate of required remediation costs																																41,000,000	41,000,000
Asset Retirement Obligation																																21,000,000	22,000,000	25,000,000
Outstanding balance of loans due from ARI Joint Venture to ARI										37,000,000	37,000,000
Funding commitment, remaining obligation										3,000,000	4,000,000
Compensatory damages sought																							100,000,000			18,500,000
Number of scrap processing facilities requiring refrigerant extraction services																														11	11
Number of years refrigerant extraction services must be offered at scrap processing facilities																														4 years	4 years
Costs associated with required injunctive relief, low estimate																														800,000	800,000
Costs associated with required injunctive relief, high estimate																														1,700,000	1,700,000
Civil penalty assessed and paid																															199,000
Affiliate ownership in parent company general partner																																						100.00%	100.00%
Affiliate ownership interest		93.00%	92.60%	92.60%																																								99.00%	80.00%
Defined Benefit Plan, Funded status of plan					134,000,000	112,000,000	103,000,000
Ownership Percentage by Mr. Icahn								100.00%	100.00%
Subsidiary Indemnity Agreement, Pension Funding Contingencies As A Result of Being In The Controlled Group, Distribution Limitation, Net Worth Floor								250,000,000	250,000,000
Future minimum leases payments under operating leases
2012	56,000,000																									5,000,000
2013	50,000,000																									9,000,000
2014	40,000,000																									7,000,000
2015	30,000,000																									6,000,000
2016	26,000,000																									5,000,000
Thereafter	103,000,000																									8,000,000
Total future minimum lease payments under operating leases	$ 305,000,000																									$ 40,000,000

Commitments and Contingencies Energy Minimum Required Payments Table (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Jun. 30, 2012 CVR Energy, Inc. [Member] Energy Segment [Member]		Jun. 30, 2012 Petroleum Transportation [Member] CRRM [Member] Energy Segment [Member] bbl
Loss Contingencies [Line Items]
Six months ending December 31, 2012	$ 56	$ 5
Year ending December 31, 2013	50	9
Year ending December 31, 2014	40	7
Year ending December 31, 2015	30	6
Year ending December 31, 2016	26	5
Thereafter	103	8
Total future minimum lease payments under operating leases	305	40
Future minimum required payments, six months ending December 31, 2012, Unconditional Purchase Obligations		64	[1]
Future minimum required payments, year ending December 31, 2013, Unconditional Purchase Obligations		127	[1]
Future minimum required payments, year ending December 31, 2014, Unconditional Purchase Obligations		114	[1]
Future minimum required payments, year ending December 31, 2015, Unconditional Purchase Obligations		103	[1]
Future minimum required payments, year ending December 31, 2016, Unconditional Purchase Obligations		103	[1]
Future minimum required payments, thereafter, Unconditional Purchase Obligations		457	[1]
Future minimum required payments, Unconditional Purchase Obligation		968	[1]
Unconditional purchase obligation for petroleum transportation, payable ratably over nine years				$ 498
Term of unconditional purchase obligation for petroleum transportation				10 years
Number of barrels of petroleum to be transported pursuant to unconditional purchase obligation				25,000

[1]	This amount includes $498 million payable ratably over nine years pursuant to petroleum transportation service agreements between CRRM and TransCanada Keystone Pipeline, LP ("TransCanada"). Under the agreements, CRRM will receive transportation for at least 25,000 barrels per day of crude oil with a delivery point at Cushing, Oklahoma for a term of ten years on TransCanada's Keystone pipeline system. CRRM began receiving crude oil under the agreements in the first quarter of fiscal 2011.

Commitments and Contingencies Energy Narrative (Details) (USD $)	12 Months Ended			3 Months Ended	6 Months Ended	3 Months Ended	6 Months Ended		12 Months Ended				6 Months Ended	5 Months Ended		1 Months Ended	6 Months Ended	9 Months Ended	1 Months Ended	9 Months Ended	0 Months Ended	6 Months Ended	1 Months Ended	6 Months Ended	0 Months Ended		6 Months Ended		6 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jun. 30, 2012 Energy Segment [Member]	Jun. 30, 2012 Energy Segment [Member]	Jun. 30, 2012 CVR Energy, Inc. [Member] Energy Segment [Member]	Jun. 30, 2012 CVR Energy, Inc. [Member] Energy Segment [Member]	Jun. 30, 2012 CRRM [Member] Energy Segment [Member]	Dec. 31, 2011 CRNF [Member] Energy Segment [Member]	Dec. 31, 2010 CRNF [Member] Energy Segment [Member]	Dec. 31, 2009 CRNF [Member] Energy Segment [Member]	Dec. 31, 2008 CRNF [Member] Energy Segment [Member]	Jun. 30, 2012 WRC [Member] Energy Segment [Member]	Jul. 31, 2009 Crude Oil, Indirect Supplier [Member] OKLAHOMA CRRM [Member] Energy Segment [Member] Dismissed Without Prejudice [Member] litigation_cases	Jul. 31, 2009 Crude Oil, Indirect Supplier [Member] NEW MEXICO CRRM [Member] Energy Segment [Member] Dismissed Without Prejudice [Member] litigation_cases	May 31, 2010 Crude Oil, Indirect Supplier [Member] OKLAHOMA and KANSAS [Member] CRRM [Member] Energy Segment [Member] Pending Litigation [Member] litigation_cases	Jun. 30, 2012 Crude Oil Discharge [Member] KANSAS CVR Energy, Inc. [Member] Energy Segment [Member] Pending Litigation [Member]	Jun. 30, 2010 Crude Oil Discharge [Member] KANSAS CVR Energy, Inc. [Member] Energy Segment [Member] Pending Litigation [Member] plaintiffs	May 31, 2008 Crude Oil Discharge [Member] KANSAS CVR Energy, Inc. [Member] Energy Segment [Member] Settled [Member] plaintiffs	Jun. 30, 2010 Crude Oil Discharge [Member] KANSAS CVR Energy, Inc. [Member] Energy Segment [Member] Pending Litigation and Settled, Aggregate [Member] plaintiffs	Feb. 10, 2010 EPA, Second Consent Decree, Clean Air Act [Member] CRRM [Member] Energy Segment [Member]	Jun. 30, 2012 EPA, Second Consent Decree, Clean Air Act [Member] CRRM [Member] Energy Segment [Member]	Aug. 31, 2011 ODEQ [Member] WRC [Member] Energy Segment [Member]	Jun. 30, 2012 ODEQ [Member] WRC [Member] Energy Segment [Member]	Oct. 25, 2010 U.S. Coast Guard / EPA [Member] Crude Oil Discharge [Member] KANSAS CVR Energy, Inc. [Member] Energy Segment [Member] Pending Litigation [Member]	Jun. 30, 2012 U.S. Coast Guard / EPA [Member] Crude Oil Discharge [Member] KANSAS CVR Energy, Inc. [Member] Energy Segment [Member] Pending Litigation [Member]	Jun. 30, 2012 Air Emissions Reduction and Water Conservation [Member] EPA, Second Consent Decree, Clean Air Act [Member] CRRM [Member] Energy Segment [Member]	Jun. 30, 2012 Coffeyville, Kansas Refinery and Phillipsburg, Kansas Terminal Facility [Member] KANSAS CRRM and CRT [Member] Energy Segment [Member]	Jun. 30, 2012 CVR Energy, Inc. [Member] Energy Segment [Member]
Loss Contingencies [Line Items]
Lease expense	$ 94,000,000	$ 77,000,000	$ 76,000,000			$ 2,000,000																							$ 1,000,000
Lawsuits Filed Against Company														15	2	2
Average increase in annual property tax expense									11,000,000	12,000,000	11,000,000	11,000,000
Number of claimants / plaintiffs																		1	16	3
Compensatory damages sought							18,500,000												4,000,000	3,000,000	1,000,000				2,000,000
Civil penalties, anticipated minimum																										100,000
Insurance proceeds under primary environmental liability insurance policy																	25,000,000
Accrued environmental liabilities																												2,000,000
Estimated closure and post-closure costs included in accred environmental liabilities																												1,000,000
Capital expenditures to comply with environmental rules								45,000,000					49,000,000									49,000,000		2,000,000			1,000,000
Percentage of all fuel used required to be renewable fuel								8.00%
Proposed percentage of all fuel used required to be renewable fuel								9.00%
U.S. refineries entered into environmental regulatory concent decree, minimum percentage of U.S. refining capacity								90.00%
Civil penalty, anticipated maximum																						1,000,000
Capital expenditures to comply with environmental rules, expected to be capital expenditures																						47,000,000
Civil penalty paid																							950,000
Environmental expenditures capitalized				$ 4,000,000	$ 3,000,000

Subsequent Events (Details) (USD $)	1 Months Ended			0 Months Ended		3 Months Ended	27 Months Ended			0 Months Ended
	Feb. 06, 2012 2012 Additional Notes [Member] Senior unsecured notes [Member]	Feb. 06, 2012 8% senior unsecured notes due 2018 [Member] Senior unsecured notes [Member]	Jan. 15, 2010 8% senior unsecured notes due 2018 [Member] Senior unsecured notes [Member]	Jul. 12, 2012 8% senior unsecured notes due 2018 [Member] Senior unsecured notes [Member] Issuance of Debt [Member]	Jul. 01, 2012 Investment Funds [Member] Investments [Member]	Sep. 30, 2012 Federal-Mogul [Member] Amended Defined Benefits [Member]	Jun. 29, 2012 Saragon Co- Manager Agreements [Member] Immediate Family Member of Management or Principal Owner [Member]	Mar. 31, 2013 Saragon Co- Manager Agreements [Member] Immediate Family Member of Management or Principal Owner [Member]	Apr. 01, 2010 Saragon Co- Manager Agreements [Member] Immediate Family Member of Management or Principal Owner [Member]	Aug. 01, 2012 Saragon Co- Manager Agreements [Member] Immediate Family Member of Management or Principal Owner [Member] New Co-Manager Agreements [Member]	Mar. 31, 2013 Saragon Co- Manager Agreements [Member] Immediate Family Member of Management or Principal Owner [Member] Co-Manager Agreements [Member]	Aug. 01, 2012 Saragon Co- Manager Agreements [Member] Immediate Family Member of Management or Principal Owner [Member] Investment Funds [Member] New Co-Manager Agreements [Member]	Aug. 01, 2012 Saragon Co- Manager Agreements [Member] Immediate Family Member of Management or Principal Owner [Member] High River [Member] New Co-Manager Agreements [Member]
Subsequent Event [Line Items]
Aggregate principal amount issued, long-term debt	$ 700,000,000	$ 700,000,000	$ 1,150,000,000	$ 300,000,000
Debt Registration Rights Agreement, days to file exchange offer after closing offering				120 days
Debt Registration Rights Agreement, days for exchange offer registration statement to be declared effective after closing offering				210 days
Debt Registration Rights Agreement, days to consumate exchange offer and issue exchange notes after declared effective				30 days
Gross proceeds from sale of senior unsecured notes	716,000,000			314,000,000
Interest rate, long-term debt			8.00%	8.00%
Additional investment in the Investment Funds					300,000,000
One-time lump sum payment, percentage of profit, payable under Co-Manager Agreements										7.50%	5.10%
Increase in amount due to each Co-Manager								5,200,000
Balance that would have been due to eah Co-Manager if they had been 100% vested								10,200,000
Hypothetical vested percentage used to calculate potential deferred asset management fee								100.00%
Saragon Portfolio beginning balance									300,000,000
Saragon Portfolio, fair value							587,000,000
Saragon Portfolio, gross profits since inception							287,000,000
Saragon Portfolio, cummulative return since inception							95.63%
Term of New Co-Manager Agreements										4 years
Investment funds to be made available by affiliates										3,000,000,000
Investment Funds to be Made Available by Affiliates, Percentage by Entity												80.00%	20.00%
Defined Benefit Plan, Recognized Net Gain (Loss) Due to Curtailments						$ 50,000,000

Schedule I - Condensed Financial Information of Parent Condensed Financial Information of Parent Company, Balance Sheet (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash and cash equivalents	$ 3,209	$ 2,278	$ 2,607	$ 2,963	$ 2,256	$ 2,917
Other assets	753	623		659
Total Assets	24,026	25,147		21,347
Accrued expenses and other liabilities	1,554	1,317		2,277
Debt	8,196	6,463		6,498
Total liabilities	14,303	17,293		13,433
Commitments and contingencies
Limited partner	4,859	4,087		3,521
General partner	(303)	(311)		(318)
Total equity	9,723	7,854		7,914	7,274	6,800
Total Liabilities and Equity	24,026	25,147		21,347
Parent Company [Member]
Cash and cash equivalents		24		204	82	291
Other assets		158		142
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures		6,805		6,072
Total Assets		6,987		6,418
Accrued expenses and other liabilities		99		100
Debt		3,112		3,115
Total liabilities		3,211		3,215
Limited partner		4,087		3,521
General partner		(311)		(318)
Total equity		3,776		3,203
Total Liabilities and Equity		$ 6,987		$ 6,418

Schedule I - Condensed Financial Information of Parent Condensed Financial Information of Parent Company, Statement of Operations (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net gain from investment activities	$ 278	$ 590	$ 336	$ 1,207	$ 1,905	$ 814	$ 1,406
Interest and dividend income	17	27	42	61	117	191	239
Other (loss) income, net	(1)	(15)	9	(32)	(65)	(45)	(1)
Total Revenues	4,205	3,142	6,889	6,220	11,855	9,091	8,543
Interest expense	128	113	245	222	435	387	312
Selling, general and administrative	337	304	646	623	1,241	1,017	1,012
Total Expenses	3,843	2,534	6,456	4,998	10,056	8,335	7,356
Income from continuing operations					1,765	747	1,231
Income from discontinued operations					0	(1)	1
Net income	450	584	551	1,180	1,765	746	1,232
Net income allocable to:
Limited partner	237	286	286	524	743	200	239
General partner	3	3	3	5	8	2	21
Net income	450	584	551	1,180	1,765	746	1,232
Parent Company [Member]
Net gain from investment activities					7	2	3
Interest and dividend income					3	4	32
Loss on extinguishment of debt					0	(39)	0
Equity earnings from non-consolidated affiliates					976	445	371
Other (loss) income, net					14	11	8
Total Revenues					1,000	423	414
Interest expense					227	195	131
Selling, general and administrative					22	26	24
Total Expenses					249	221	155
Income from continuing operations					751	202	259
Income from discontinued operations					0	0	1
Net income					751	202	260
Net income allocable to:
Limited partner					748	200	239
General partner					3	2	21
Net income					$ 751	$ 202	$ 260

Schedule I - Condensed Financial Information of Parent Condensed Financial Information of Parent Company - Cash Flows (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net income	$ 450	$ 584	$ 551	$ 1,180	$ 1,765	$ 746	$ 1,232
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net gain from securities transactions			(765)	(1,171)	(1,927)	(814)	(1,406)
Depreciation and amortization			253	220	446	463	440
Other, net			47	(35)	(28)	(65)	(162)
Increase (Decrease) in Other Operating Assets and Liabilities, Net			160	264
Net cash provided by operating activities			1,407	1,380	1,995	39	365
Capital expenditures			(429)	(218)	(481)	(422)	(230)
Payments to Acquire Investments			210	0	0	0	38
Proceeds from sale of investments			170	0	154	4	65
Other, net			17	7	5	(9)	(50)
Net cash used in investing activities			(1,743)	(246)	(614)	(311)	(253)
Distribution Made to Member or Limited Partner, Cash Distributions Paid			20	31	48	85	77
Partnership contributions			510	0	0	6	0
Proceeds from other borrowings			163	604	607	107	352
Repayments of Debt and Capital Lease Obligations			63	253	675	1,389	192
Net cash provided by (used in) financing activities			1,267	(1,517)	(2,046)	985	(792)
Net increase (decrease) in cash and cash equivalents			931	(358)	(687)	707	(661)
Cash and cash equivalents	3,209	2,607	3,209	2,607	2,278	2,963	2,256	2,917
Parent Company [Member]
Net income					751	202	260
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Equity earnings from non-consolidated affiliates					(976)	(445)	(371)
Net gain from securities transactions					(7)	(2)	(3)
Depreciation and amortization					2	5	5
Loss on extinguishment of debt					0	39	0
Other, net					0	26	9
Increase (Decrease) in Other Operating Assets and Liabilities, Net					(10)	29	11
Net cash provided by operating activities					(240)	(146)	(89)
Payments to Acquire Equity Method Investments					109	(855)	(207)
Capital expenditures					0	0	(1)
Payments to Acquire Investments					0	0	0
Proceeds from sale of investments					0	65	172
Other, net					2	2	1
Net cash used in investing activities					111	(788)	(35)
Distribution Made to Member or Limited Partner, Cash Distributions Paid					(48)	(85)	(77)
Partnership contributions					0	3	0
Proceeds from other borrowings					0	2,487	0
Repayments of Debt and Capital Lease Obligations					(3)	(1,349)	(8)
Net cash provided by (used in) financing activities					(51)	1,056	(85)
Net increase (decrease) in cash and cash equivalents					(180)	122	(209)
Cash and cash equivalents					$ 24	$ 204	$ 82	$ 291

Schedule I - Condensed Financial Information of Parent Condensed Financial Information of Parent Company (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2012 Senior unsecured notes [Member] Variable Rate Senior Unsecured Convertible Notes [Member]		Dec. 31, 2011 Senior unsecured notes [Member] Variable Rate Senior Unsecured Convertible Notes [Member]		Dec. 31, 2010 Senior unsecured notes [Member] Variable Rate Senior Unsecured Convertible Notes [Member]		Jun. 30, 2012 Senior unsecured notes [Member] 8% senior unsecured notes due 2018 [Member]		Dec. 31, 2011 Senior unsecured notes [Member] 8% senior unsecured notes due 2018 [Member]		Dec. 31, 2010 Senior unsecured notes [Member] 8% senior unsecured notes due 2018 [Member]		Jun. 30, 2012 Senior unsecured notes [Member] 7.75% senior unsecured notes due 2016 [Member]		Dec. 31, 2011 Senior unsecured notes [Member] 7.75% senior unsecured notes due 2016 [Member]		Dec. 31, 2010 Senior unsecured notes [Member] 7.75% senior unsecured notes due 2016 [Member]		Dec. 31, 2011 Parent Company [Member]	Dec. 31, 2010 Parent Company [Member]	Dec. 31, 2011 Parent Company [Member] Senior unsecured notes [Member]	Dec. 31, 2010 Parent Company [Member] Senior unsecured notes [Member]	Dec. 31, 2011 Parent Company [Member] Senior unsecured notes [Member] Variable Rate Senior Unsecured Convertible Notes [Member]	Dec. 31, 2010 Parent Company [Member] Senior unsecured notes [Member] Variable Rate Senior Unsecured Convertible Notes [Member]	Dec. 31, 2011 Parent Company [Member] Senior unsecured notes [Member] 8% senior unsecured notes due 2018 [Member]	Dec. 31, 2010 Parent Company [Member] Senior unsecured notes [Member] 8% senior unsecured notes due 2018 [Member]	Dec. 31, 2011 Parent Company [Member] Senior unsecured notes [Member] 7.75% senior unsecured notes due 2016 [Member]	Dec. 31, 2010 Parent Company [Member] Senior unsecured notes [Member] 7.75% senior unsecured notes due 2016 [Member]	Dec. 31, 2011 Parent Company [Member] Senior unsecured notes [Member] Mortgages [Member]	Dec. 31, 2010 Parent Company [Member] Senior unsecured notes [Member] Mortgages [Member]
Parent company ownership interest in Icahn Enterprises Holdings																						99.00%
Debt	$ 8,196	$ 6,463	$ 6,498	$ 556	[1]	$ 556	[1]	$ 556	[1]	$ 2,158	[1]	$ 1,444	[1]	$ 1,444	[1]	$ 1,047	[1]	$ 1,046	[1]	$ 1,045	[1]	$ 3,112	$ 3,115	$ 3,112	$ 3,115	$ 556	$ 556	$ 1,444	$ 1,444	$ 1,046	$ 1,045	$ 66	$ 70

[1]	Proceeds from the issuance of each of Icahn Enterprises' notes were transferred to Icahn Enterprises Holdings under identical terms and conditions.